EXHIBIT 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

H                                   Pool Data


            --------------------------------------------------------
                                  Pool Summary
            --------------------------------------------------------

             Total Issue Balance (USD)
             Original Mortgage Pool Balance (USD)   1258783475.23
             Current Mortgage Pool Balance (USD)    1256126072.15
             Total Number of Loans                        6557.00
             Average Loan Balance (USD)                 191570.24
             1st lien (%age)                                91.46
             2nd lien (%age)                                 8.54
             WA FICO                                          640
              - Minimum FICO                                  500
              - Maximum FICO                                  816
             WA LTV                                         81.86
              - Minimum LTV                                 11.54
              - Maximum LTV                                100.00
             WA DTI                                         40.22
              - Minimum DTI                                  2.29
              - Maximum DTI                                 59.63
             WA Age (Months)                                    3
             WA Remaining Term (Months)                       340
             Aquired Loans                                    100%
             North California (% of Pool)                   13.46

             South California (% of Pool)                   40.23
            --------------------------------------------------------



            -------------------------------------------------------
                                North California
            -------------------------------------------------------

               % of State                                    25%
               WA FICO                                      646
                - Minimum FICO                              500
                - Maximum FICO                              808
               WA LTV                                     82.73
                - Minimum LTV                             23.90
                - Maximum LTV                            100.00
               Highest Zip-Code Density (% of State)       2.83%
               Zip-Code with Highest Density              94015
            -------------------------------------------------------



            -------------------------------------------------------
                                South California
            -------------------------------------------------------

               % of State                                    75%
               WA FICO                                      647
               Minimum FICO                                 500
               Maximum FICO                                 805
               WA LTV                                     80.42
               Minimum LTV                                11.54
               Maximum LTV                               100.00
               Highest Zip-Code Density (% of State)       1.30%
               Zip-Code with Highest Density              91331
            -------------------------------------------------------



            -------------------------------------------------------
            Classification                    Total           Check
            -------------------------------------------------------
            Mortgage Type             1,256,126,072             [_]
            Loan-to-Value             1,256,126,072             [_]
            FICO                      1,256,126,072             [_]
            Purpose                   1,256,126,072             [_]
            Occupancy                 1,256,126,072             [_]
            Loan Balance              1,256,126,072             [_]
            Property Type             1,256,126,072             [_]
            Documentation Type        1,256,126,072             [_]
            Fixed Period              1,256,126,072             [_]
            Debt-to-Income Ratio      1,256,126,072             [_]
            Geographic Distribution   1,256,126,072             [_]
            -------------------------------------------------------



               ----------------------------------------------------
                                   Per Annum Fees
               ----------------------------------------------------
               Servicer Fees                                  0.52%
               Cost of Carry
               ----------------------------------------------------







-----------------------------------------------------------------------------
Mortgage Type                        WA LTV      WA FICO              Balance
-----------------------------------------------------------------------------

Fixed - 10 Year                       53.52          633           267,035.65
-----------------------------------------------------------------------------
Fixed - 15 Year                       77.96          643         9,015,167.42
-----------------------------------------------------------------------------
Fixed - 20 Year                       74.76          630         2,361,170.62
-----------------------------------------------------------------------------
Fixed - 25 Year                       80.17          668           906,471.09
-----------------------------------------------------------------------------
Fixed - 30 Year                       77.00          638        98,461,361.27
-----------------------------------------------------------------------------
Balloon - 15/20                      100.00          659            15,924.15
-----------------------------------------------------------------------------
Balloon - 15/30                       99.23          660       105,585,795.42
-----------------------------------------------------------------------------
ARM - 6 Month                         80.34          591         1,473,365.75
-----------------------------------------------------------------------------
ARM - 2 Year/6 Month                  80.19          626       629,348,230.48
-----------------------------------------------------------------------------
ARM - 3 Year/6 Month                  81.31          628        28,103,457.12
-----------------------------------------------------------------------------
ARM - 5 Year/6 Month                  79.65          647        22,977,587.97
-----------------------------------------------------------------------------
Interest Only ARM - 5 Year/6 Month    81.28          670        35,175,182.29
-----------------------------------------------------------------------------
Interest Only ARM - 2 Year/6 Month    81.35          660       321,740,672.92
-----------------------------------------------------------------------------
Interest Only ARM - 3 Year/6 Month    93.06          628           694,650.00
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
LTV                       WA LTV              WA FICO                 Balance
-----------------------------------------------------------------------------
0.01 - 20.00               11.54                  548               74,775.26
-----------------------------------------------------------------------------
20.01 - 25.00              23.89                  612              501,359.47
-----------------------------------------------------------------------------
25.01 - 30.00              27.40                  594              276,241.61
-----------------------------------------------------------------------------
30.01 - 35.00              32.59                  607              878,157.77
-----------------------------------------------------------------------------
35.01 - 40.00              38.05                  620            4,011,169.66
-----------------------------------------------------------------------------
40.01 - 45.00              43.37                  624            4,810,678.08
-----------------------------------------------------------------------------
45.01 - 50.00              47.92                  607            7,839,092.99
-----------------------------------------------------------------------------
50.01 - 55.00              52.79                  608           11,825,536.84
-----------------------------------------------------------------------------
55.01 - 60.00              57.99                  603           10,838,688.24
-----------------------------------------------------------------------------
60.01 - 65.00              62.79                  597           22,607,810.42
-----------------------------------------------------------------------------
65.01 - 70.00              68.43                  601           41,639,444.11
-----------------------------------------------------------------------------
70.01 - 75.00              73.92                  616           75,345,438.69
-----------------------------------------------------------------------------
75.01 - 80.00              79.82                  654          648,326,731.99
-----------------------------------------------------------------------------
80.01 - 85.00              84.40                  604           99,067,927.17
-----------------------------------------------------------------------------
85.01 - 90.00              89.55                  626          149,860,167.60
-----------------------------------------------------------------------------
90.01 - 95.00              94.70                  641           74,463,460.28
-----------------------------------------------------------------------------
95.01 - 100.00             99.93                  661          103,759,391.97
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
FICO                      WA LTV              WA FICO                 Balance
-----------------------------------------------------------------------------
NA                          0.00                    0                      --
-----------------------------------------------------------------------------
321 - 340                   0.00                    0                      --
-----------------------------------------------------------------------------
341 - 360                   0.00                    0                      --
-----------------------------------------------------------------------------
361 - 380                   0.00                    0                      --
-----------------------------------------------------------------------------
381 - 400                   0.00                    0                      --
-----------------------------------------------------------------------------
401 - 420                   0.00                    0                      --
-----------------------------------------------------------------------------
421 - 440                   0.00                    0                      --
-----------------------------------------------------------------------------
441 - 460                   0.00                    0                      --
-----------------------------------------------------------------------------
461 - 480                   0.00                    0                      --
-----------------------------------------------------------------------------
480 - 500                  76.17                  500            3,016,418.60
-----------------------------------------------------------------------------
501 - 520                  78.45                  511           33,183,505.20
-----------------------------------------------------------------------------
521 - 540                  76.05                  531           32,077,266.47
-----------------------------------------------------------------------------
541 - 560                  78.11                  551           46,741,227.86
-----------------------------------------------------------------------------
561 - 580                  77.36                  571           55,844,560.84
-----------------------------------------------------------------------------
581 - 600                  81.51                  591          107,844,975.99
-----------------------------------------------------------------------------
601 - 620                  82.30                  611          172,408,228.01
-----------------------------------------------------------------------------
621 - 640                  82.27                  630          184,972,298.93
-----------------------------------------------------------------------------
641 - 660                  82.93                  651          180,141,144.92
-----------------------------------------------------------------------------
661 - 680                  83.41                  670          146,513,508.05
-----------------------------------------------------------------------------
681 - 700                  82.39                  690          114,117,453.06
-----------------------------------------------------------------------------
701 - 720                  83.22                  710           76,361,402.82
-----------------------------------------------------------------------------
721 - 740                  83.04                  730           45,426,178.84
-----------------------------------------------------------------------------
741 - 760                  81.87                  750           25,161,649.18
-----------------------------------------------------------------------------
761 - 780                  81.53                  769           23,269,205.70
-----------------------------------------------------------------------------
781 - 800                  82.25                  788            5,898,335.46
-----------------------------------------------------------------------------
801 - 820                  80.24                  806            3,148,712.22
-----------------------------------------------------------------------------
820 +                       0.00                    0                      --
-----------------------------------------------------------------------------
Unknown                     0.00                    0                      --
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
LTV                         MIG%              WA FICO        Balance with MIG
-----------------------------------------------------------------------------
0.01-20.00                  0.00                    0                       0
-----------------------------------------------------------------------------
20.01-25.00                 0.00                    0                       0
-----------------------------------------------------------------------------
25.01-30.00                 0.00                    0                       0
-----------------------------------------------------------------------------
30.01-35.00                 0.00                    0                       0
-----------------------------------------------------------------------------
35.01-40.00                 0.00                    0                       0
-----------------------------------------------------------------------------
40.01-45.00                 0.00                    0                       0
-----------------------------------------------------------------------------
45.01-50.00                 0.00                    0                       0
-----------------------------------------------------------------------------
50.01-55.00                 0.00                    0                       0
-----------------------------------------------------------------------------
55.01-60.00                 0.00                    0                       0
-----------------------------------------------------------------------------
60.01-65.00                 0.00                    0                       0
-----------------------------------------------------------------------------
65.01-70.00                 0.00                    0                       0
-----------------------------------------------------------------------------
70.01-75.00                 0.00                    0                       0
-----------------------------------------------------------------------------
75.01-80.00                 0.00                    0                       0
-----------------------------------------------------------------------------
80.01-85.00                 0.00                    0                       0
-----------------------------------------------------------------------------
85.01-90.00                 0.00                    0                       0
-----------------------------------------------------------------------------
90.01-95.00                 0.00                    0                       0
-----------------------------------------------------------------------------
95.01-100.00                0.00                    0                       0
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
Purpose                   WA LTV              WA FICO                 Balance
-----------------------------------------------------------------------------
Purchase                   83.62                  661          614,492,631.10
-----------------------------------------------------------------------------
Refinance - Cashout        80.26                  620          518,320,208.83
-----------------------------------------------------------------------------
Refinance - Rate Term      79.80                  618          123,313,232.22
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
Occupancy                 WA LTV              WA FICO                 Balance
-----------------------------------------------------------------------------
Primary                    81.85                  639        1,190,559,674.09
-----------------------------------------------------------------------------
Investment                 80.27                  657           36,160,079.95
-----------------------------------------------------------------------------
Second Home                83.96                  685           29,406,318.11
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
Loan Balance              WA LTV              WA FICO                 Balance
-----------------------------------------------------------------------------
<$200,000                  84.77                  635          384,686,421.63
-----------------------------------------------------------------------------
<$400,000                  80.48                  640          570,659,140.32
-----------------------------------------------------------------------------
<$600,000                  81.04                  648          240,723,289.58
-----------------------------------------------------------------------------
>$600,000                  79.50                  644           60,057,220.62
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
Property Type             WA LTV              WA FICO                 Balance
-----------------------------------------------------------------------------
Single Family Residence    81.78                  636          867,285,246.93
-----------------------------------------------------------------------------
Planned Unit Development   82.83                  644          188,826,481.38
-----------------------------------------------------------------------------
Condominium                82.14                  655          109,563,512.19
-----------------------------------------------------------------------------
2-4 Family                 80.52                  658           86,214,087.51
-----------------------------------------------------------------------------
Manufactured Housing       74.43                  649            4,236,744.14
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
Documentation Type        WA LTV              WA FICO                 Balance
-----------------------------------------------------------------------------
Full Documentation         82.56                  625          565,740,429.59
-----------------------------------------------------------------------------
Stated Documentation       80.74                  660          496,780,448.23
-----------------------------------------------------------------------------
Limited Documentation      82.68                  632          193,605,194.33
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
Fixed Period (Months)     WA LTV              WA FICO                 Balance
-----------------------------------------------------------------------------
 0                         87.84                  649          216,612,925.62
-----------------------------------------------------------------------------
 6                         80.34                  591            1,473,365.75
-----------------------------------------------------------------------------
24                         80.58                  637          950,816,107.28
-----------------------------------------------------------------------------
36                         81.49                  627           29,070,903.24
-----------------------------------------------------------------------------
60                         80.64                  661           58,152,770.26
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
DTI                       WA LTV              WA FICO                 Balance
-----------------------------------------------------------------------------
<= 0.00                     0.00                    0                    0.00
-----------------------------------------------------------------------------
0.01 - 5.00                78.29                  648            2,294,413.25
-----------------------------------------------------------------------------
5.01 - 10.00               84.58                  672            5,233,952.45
-----------------------------------------------------------------------------
10.01 - 15.00              81.13                  618           10,538,952.48
-----------------------------------------------------------------------------
15.01 - 20.00              81.34                  634           19,974,283.84
-----------------------------------------------------------------------------
20.01 - 25.00              80.55                  635           35,255,617.07
-----------------------------------------------------------------------------
25.01 - 30.00              81.35                  638           72,470,970.61
-----------------------------------------------------------------------------
30.01 - 35.00              80.63                  641          158,005,863.59
-----------------------------------------------------------------------------
35.01 - 40.00              81.92                  642          229,948,806.18
-----------------------------------------------------------------------------
40.01 - 45.00              82.32                  646          325,006,432.59
-----------------------------------------------------------------------------
45.01 - 50.00              81.94                  638          300,242,742.12
-----------------------------------------------------------------------------
50.01 - 55.00              82.57                  626           84,325,458.55
-----------------------------------------------------------------------------
55.01 >=                   84.86                  629           12,828,579.42
-----------------------------------------------------------------------------
Unknown                     0.00                    0                    0.00
-----------------------------------------------------------------------------



------------------------------------------------------------------------------
Geographic Distribution    WA LTV              WA FICO                 Balance
------------------------------------------------------------------------------
Alabama                     82.72                  658              117,055.52
------------------------------------------------------------------------------
Arizona                     82.99                  646           24,385,213.99
------------------------------------------------------------------------------
Arkansas                    88.99                  613              664,807.00
------------------------------------------------------------------------------
California                  81.00                  646          674,451,700.03
------------------------------------------------------------------------------
Colorado                    82.91                  622           11,027,782.95
------------------------------------------------------------------------------
Connecticut                 81.52                  625           16,082,796.55
------------------------------------------------------------------------------
Delaware                    85.33                  601            2,004,003.19
------------------------------------------------------------------------------
District of Columbia        76.35                  601            4,196,407.37
------------------------------------------------------------------------------
Florida                     83.22                  634           51,945,336.77
------------------------------------------------------------------------------
Georgia                     84.25                  619            5,910,900.31
------------------------------------------------------------------------------
Idaho                       86.33                  641            3,848,790.30
------------------------------------------------------------------------------
Illinois                    83.82                  632           42,247,962.00
------------------------------------------------------------------------------
Indiana                     88.12                  623            1,969,987.86
------------------------------------------------------------------------------
Iowa                        81.78                  613              582,816.20
------------------------------------------------------------------------------
Kansas                      80.47                  595            1,265,947.89
------------------------------------------------------------------------------
Kentucky                    88.41                  623              874,288.88
------------------------------------------------------------------------------
Louisiana                   84.66                  613            7,123,855.38
------------------------------------------------------------------------------
Maine                       77.55                  606            1,678,531.83
------------------------------------------------------------------------------
Maryland                    83.37                  638           57,357,334.36
------------------------------------------------------------------------------
Massachusetts               82.03                  651           15,079,681.15
------------------------------------------------------------------------------
Michigan                    85.69                  596            6,867,845.56
------------------------------------------------------------------------------
Minnesota                   82.55                  620            2,149,343.48
------------------------------------------------------------------------------
Mississippi                 84.87                  610            2,334,065.81
------------------------------------------------------------------------------
Missouri                    85.24                  605            4,895,481.92
------------------------------------------------------------------------------
Montana                     82.83                  662            1,542,439.09
------------------------------------------------------------------------------
Nebraska                    80.00                  632              109,236.77
------------------------------------------------------------------------------
Nevada                      82.50                  652           32,653,626.95
------------------------------------------------------------------------------
New Hampshire               83.28                  645            3,796,307.91
------------------------------------------------------------------------------
New Jersey                  82.16                  621           42,923,033.01
------------------------------------------------------------------------------
New Mexico                  83.22                  618              604,629.23
------------------------------------------------------------------------------
New York                    81.44                  644           79,868,509.76
------------------------------------------------------------------------------
North Carolina              85.85                  614            5,274,840.58
------------------------------------------------------------------------------
North Dakota                85.96                  596              246,853.86
------------------------------------------------------------------------------
Ohio                        84.37                  612            3,572,408.54
------------------------------------------------------------------------------
Oklahoma                    84.36                  648            2,619,299.06
------------------------------------------------------------------------------
Oregon                      82.86                  614            3,671,745.87
------------------------------------------------------------------------------
Pennsylvania                81.71                  607           14,218,212.22
------------------------------------------------------------------------------
Rhode Island                81.47                  642            5,297,173.03
------------------------------------------------------------------------------
South Carolina              85.54                  605            3,407,740.47
------------------------------------------------------------------------------
South Dakota                84.01                  652              248,224.13
------------------------------------------------------------------------------
Tennessee                   84.66                  607            4,371,885.25
------------------------------------------------------------------------------
Texas                       82.35                  632           33,091,175.45
------------------------------------------------------------------------------
Utah                        77.60                  604              694,520.32
------------------------------------------------------------------------------
Vermont                     86.01                  614              764,149.93
------------------------------------------------------------------------------
Virginia                    82.93                  637           54,376,041.96
------------------------------------------------------------------------------
Washington                  84.02                  627           18,974,007.89
------------------------------------------------------------------------------
West Virginia               85.62                  602            1,092,981.93
------------------------------------------------------------------------------
Wisconsin                   85.59                  624            3,139,213.83
------------------------------------------------------------------------------
Wyoming                     84.77                  619              505,878.81
------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           Morgan Stanley
                           MSAC 2005-WMC4
                                ARMs

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 4,202
Aggregate Principal Balance ($): 1,039,513,147
Weighted Average Current Mortgage Rate (%): 6.702
Non-Zero Weighted Average Margin (%): 6.092
Non-Zero Weighted Average Maximum Rate (%): 13.199
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 80.61
% First Liens: 100.00
% Owner Occupied: 94.45
% Purchase: 49.46
% Full Doc: 43.71
Non-Zero Weighted Average Credit Score: 638


2. Product Types

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Product Types                                   Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
ARM - 6 Month                                         7       1,473,366        0.14      7.460         357      80.34        591
ARM - 2 Year/6 Month                              2,806     629,348,230       60.54      6.984         357      80.19        626
ARM - 3 Year/6 Month                                130      28,103,457        2.70      6.782         356      81.31        628
ARM - 5 Year/6 Month                                 96      22,977,588        2.21      6.339         357      79.65        647
Interest Only ARM - 5 Year/6 Month                  116      35,175,182        3.38      6.153         356      81.28        670
Interest Only ARM - 2 Year/6 Month                1,045     321,740,673       30.95      6.226         356      81.35        660
Interest Only ARM - 3 Year/6 Month                    2         694,650        0.07      6.914         355      93.06        628
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638


3. Range of Gross Interest Rates (%)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)               Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
4.000 - 4.999                                        28      10,267,783        0.99      4.969         356      78.82        687
5.000 - 5.999                                       863     248,231,708       23.88      5.724         357      78.93        663
6.000 - 6.999                                     1,838     476,388,726       45.83      6.552         357      80.92        646
7.000 - 7.999                                     1,004     225,758,739       21.72      7.494         357      81.45        618
8.000 - 8.999                                       357      64,332,342        6.19      8.453         357      82.24        574
9.000 - 9.999                                       102      13,327,698        1.28      9.416         356      80.62        543
10.000 - 10.999                                      10       1,206,151        0.12     10.413         357      77.32        525
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Minimum: 4.750
Maximum: 10.716
Weighted Average: 6.702


4. Range of Cut-off Date Principal Balances ($)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
25,001 - 50,000                                      43       1,906,274        0.18      8.268         357      79.55        609
50,001 - 75,000                                     190      12,070,663        1.16      7.868         357      80.45        607
75,001 - 100,000                                    216      19,282,091        1.85      7.398         357      80.53        614
100,001 - 125,000                                   347      39,373,038        3.79      7.117         357      79.03        622
125,001 - 150,000                                   349      48,170,277        4.63      6.991         357      80.11        621
150,001 - 175,000                                   333      54,095,369        5.20      6.837         356      79.63        627
175,001 - 200,000                                   320      60,234,010        5.79      6.839         357      79.79        631
200,001 - 225,000                                   317      67,652,866        6.51      6.711         357      80.46        642
225,001 - 250,000                                   338      80,358,742        7.73      6.684         357      80.08        637
250,001 - 275,000                                   277      72,594,273        6.98      6.715         357      80.50        633
275,001 - 300,000                                   262      75,408,666        7.25      6.668         357      80.57        643
300,001 - 325,000                                   190      59,430,805        5.72      6.654         357      81.28        642
325,001 - 350,000                                   179      60,399,693        5.81      6.689         356      80.47        638
350,001 - 375,000                                   167      60,454,146        5.82      6.500         357      82.22        649
375,001 - 400,000                                   126      49,112,890        4.72      6.670         357      80.89        639
400,001 - 425,000                                    90      37,197,960        3.58      6.503         357      80.75        649
425,001 - 450,000                                    99      43,450,231        4.18      6.546         357      81.25        645
450,001 - 475,000                                    74      34,237,310        3.29      6.390         357      81.08        651
475,001 - 500,000                                    65      31,829,015        3.06      6.502         357      81.37        649
500,001 - 750,000                                   206     120,403,144       11.58      6.509         356      81.43        648
750,001 - 1,000,000                                  14      11,851,684        1.14      6.535         357      76.13        622
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Minimum: 33,535
Maximum: 995,431
Average: 247,385


5. Stated Original Term (months)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Stated Original Term (months)                   Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
 300                                                  1         154,350        0.01      6.950         297      90.00        632
 360                                              4,201   1,039,358,797       99.99      6.702         357      80.61        638
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Minimum: 300
Maximum: 360
Weighted Average: 360


6. Range of Stated Remaining Terms (months)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
289 - 300                                             1         154,350        0.01      6.950         297      90.00        632
349 - 360                                         4,201   1,039,358,797       99.99      6.702         357      80.61        638
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Minimum: 297
Maximum: 358
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
10.01 - 15.00                                         1          74,775        0.01      7.500         356      11.54        548
20.01 - 25.00                                         3         267,114        0.03      7.427         356      24.48        559
25.01 - 30.00                                         1         109,773        0.01      7.900         357      27.50        523
30.01 - 35.00                                         5         510,978        0.05      6.458         357      33.40        614
35.01 - 40.00                                        16       2,263,684        0.22      7.035         357      38.40        592
40.01 - 45.00                                        14       3,357,395        0.32      6.748         356      43.79        610
45.01 - 50.00                                        30       5,485,922        0.53      6.994         357      47.72        593
50.01 - 55.00                                        43       8,304,168        0.80      6.948         356      52.64        594
55.01 - 60.00                                        34       6,435,321        0.62      7.323         357      57.88        568
60.01 - 65.00                                        70      17,388,015        1.67      7.150         357      62.75        587
65.01 - 70.00                                       141      35,305,733        3.40      6.868         357      68.49        601
70.01 - 75.00                                       239      62,050,254        5.97      6.821         357      73.97        615
75.01 - 80.00                                     2,443     614,492,116       59.11      6.457         357      79.84        655
80.01 - 85.00                                       365      86,795,346        8.35      7.166         356      84.45        598
85.01 - 90.00                                       521     130,809,534       12.58      7.061         356      89.55        624
90.01 - 95.00                                       250      61,606,816        5.93      7.183         357      94.70        640
95.01 - 100.00                                       26       4,256,202        0.41      7.585         356      99.44        665
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Minimum: 11.54
Maximum: 100.00
Weighted Average: 80.61


8. Range of Gross Margins (%)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
<= 3.500                                              3       1,032,594        0.10      6.372         355      79.87        712
3.501 - 4.000                                         2         443,817        0.04      5.450         356      80.00        601
4.001 - 4.500                                        15       3,703,564        0.36      5.405         356      76.22        685
4.501 - 5.000                                       443     115,041,866       11.07      6.094         357      79.19        659
5.001 - 5.500                                       660     179,714,689       17.29      6.092         356      79.41        649
5.501 - 6.000                                       806     211,183,029       20.32      6.445         357      79.59        643
6.001 - 6.500                                     1,005     258,328,461       24.85      6.777         357      81.07        640
6.501 - 7.000                                       610     142,718,572       13.73      7.207         356      81.64        623
7.001 - 7.500                                       334      71,398,749        6.87      7.596         357      82.66        613
7.501 - 8.000                                       263      44,815,971        4.31      8.139         357      84.68        606
8.001 - 8.500                                        37       6,608,957        0.64      8.402         357      81.65        592
8.501 - 9.000                                        16       2,755,258        0.27      8.593         357      81.86        579
9.001 - 9.500                                         5       1,233,984        0.12      8.384         356      87.60        545
9.501 - 10.000                                        3         533,635        0.05      9.474         357      77.48        522
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Non-Zero Minimum: 1.700
Maximum: 9.900
Non-Zero Weighted Average: 6.092


9. Range of Minimum Mortgage Rates (%)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
<=5.000                                              29      10,470,183        1.01      4.969         356      78.84        689
5.001 - 5.500                                       220      67,187,555        6.46      5.366         357      78.51        670
5.501 - 6.000                                       676     190,172,902       18.29      5.864         357      79.13        660
6.001 - 6.500                                       866     235,108,781       22.62      6.321         357      80.81        649
6.501 - 7.000                                       968     239,099,128       23.00      6.816         357      81.07        641
7.001 - 7.500                                       530     126,159,845       12.14      7.298         357      81.91        627
7.501 - 8.000                                       465      97,339,465        9.36      7.806         357      80.94        605
8.001 - 8.500                                       195      35,855,640        3.45      8.292         357      83.83        580
8.501 - 9.000                                       149      24,679,933        2.37      8.802         357      79.53        561
9.001 - 9.500                                        59       8,019,083        0.77      9.269         357      81.21        543
9.501 - 10.000                                       35       4,214,481        0.41      9.805         356      80.91        546
10.001 -10.500                                        8       1,081,417        0.10     10.385         357      76.37        523
10.501 - 11.000                                       2         124,734        0.01     10.654         357      85.59        544
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Non-Zero Minimum: 4.750
Maximum: 10.716
Non-Zero Weighted Average: 6.702


10. Range of Maximum Mortgage Rates (%)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
<= 12.500                                           927     268,386,319       25.82      5.707         357      78.97        664
12.501 - 13.000                                     870     236,506,095       22.75      6.325         357      80.88        649
13.001 - 13.500                                     962     237,299,766       22.83      6.814         357      81.00        641
13.501 - 14.000                                     534     126,166,324       12.14      7.303         357      81.89        627
14.001 - 14.500                                     461      97,052,928        9.34      7.800         357      80.90        605
14.501 - 15.000                                     196      36,149,769        3.48      8.297         357      83.86        580
15.001 - 15.500                                     148      24,512,232        2.36      8.796         357      79.58        561
15.501 - 16.000                                      59       8,019,083        0.77      9.269         357      81.21        543
16.001 - 16.500                                      35       4,214,481        0.41      9.805         356      80.91        546
16.501 - 17.000                                       8       1,081,417        0.10     10.385         357      76.37        523
17.001 - 17.500                                       2         124,734        0.01     10.654         357      85.59        544
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Non-Zero Minimum: 9.275
Maximum: 17.216
Non-Zero Weighted Average: 13.199


11. Initial Periodic Cap (%)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
 0.5                                                  1         319,055        0.03      7.575         356      80.00        699
 1                                                   46       9,670,603        0.93      7.225         356      79.07        604
 1.08                                                 1         446,603        0.04      5.800         357      80.00        604
 1.5                                              1,839     411,487,516       39.58      6.940         356      80.18        622
 1.955                                                1         349,428        0.03      7.550         354      90.00        632
 2                                                    4       1,215,234        0.12      6.376         356      82.42        632
 2.999                                                1         147,013        0.01      6.126         356      90.00        649
 3                                                2,198     582,141,508       56.00      6.557         357      80.89        648
 5                                                  109      33,239,472        3.20      6.159         356      81.35        670
 5.09                                                 1         454,400        0.04      5.900         357      80.00        623
 6.5                                                  1          42,315        0.00      9.475         356      80.00        536
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Non-Zero Minimum: 0.500
Maximum: 6.500
Non-Zero Weighted Average: 2.450


12. Subsequent Periodic Cap (%)

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                     Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
 0.5                                                  1         319,055        0.03      7.575         356      80.00        699
 1                                                4,182   1,033,701,910       99.44      6.702         357      80.62        638
 1.5                                                 13       3,696,539        0.36      6.683         356      78.39        626
 2                                                    6       1,795,642        0.17      6.548         355      81.22        633
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Non-Zero Minimum: 0.500
Maximum: 2.000
Non-Zero Weighted Average: 1.003


13. Next Rate Adjustment Dates

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Aug-05                                                7       1,473,366        0.14      7.460         357      80.34        591
Jun-06                                                1         346,788        0.03      6.750         349      85.00        509
Aug-06                                                1         289,795        0.03      7.000         351      80.00        621
Sep-06                                                1          39,842        0.00      9.625         352      65.04        613
Oct-06                                                5       1,284,134        0.12      7.649         353      77.53        591
Nov-06                                               19       4,664,376        0.45      7.220         354      82.91        630
Dec-06                                              186      49,281,282        4.74      6.708         355      81.22        629
Jan-07                                            1,176     295,279,969       28.41      6.645         356      80.31        637
Feb-07                                            2,456     597,823,911       57.51      6.766         357      80.65        638
Mar-07                                                5       1,806,010        0.17      5.964         358      81.26        658
Sep-07                                                1         147,600        0.01      6.250         352      85.00        590
Nov-07                                                3         629,368        0.06      7.493         354      84.08        589
Dec-07                                                8       1,699,937        0.16      6.934         355      83.80        648
Jan-08                                               48      10,889,034        1.05      6.714         356      81.20        632
Feb-08                                               73      15,704,965        1.51      6.808         357      81.30        624
Sep-09                                                1         337,316        0.03      6.000         352      89.97        689
Nov-09                                                2         358,949        0.03      6.525         354      81.97        613
Dec-09                                               13       3,259,284        0.31      5.887         355      78.05        668
Jan-10                                               75      20,929,271        2.01      6.310         356      81.01        661
Feb-10                                              120      33,096,220        3.18      6.201         357      80.55        660
Mar-10                                                1         171,731        0.02      7.250         358      80.00        624
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638


14. Geographic Distribution of Mortgaged Properties

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
Geographic Distribution                        Mortgage     Principal     Principal   Interest     Term      Original     FICO
of Mortgaged Properties                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
California                                        1,825     573,308,328       55.15      6.472         357      79.75        645
New York                                            190      55,291,010        5.32      6.648         357      80.70        646
Maryland                                            213      49,205,054        4.73      6.913         357      81.66        636
Virginia                                            202      46,943,457        4.52      7.074         357      81.55        634
Florida                                             233      42,356,202        4.07      7.043         357      82.07        633
Illinois                                            190      36,625,838        3.52      7.153         357      82.67        629
New Jersey                                          157      34,808,163        3.35      7.010         356      81.88        618
Nevada                                              114      28,644,863        2.76      6.751         356      81.09        650
Texas                                               187      24,276,357        2.34      7.147         357      81.43        626
Arizona                                             111      19,909,916        1.92      6.770         357      80.66        644
Washington                                           82      14,790,703        1.42      6.693         357      81.80        623
Connecticut                                          60      13,512,099        1.30      6.891         357      81.30        623
Massachusetts                                        50      12,502,273        1.20      6.827         356      79.32        647
Pennsylvania                                         74      10,881,306        1.05      7.353         357      80.81        595
Colorado                                             46       9,077,023        0.87      6.778         356      81.99        616
Other                                               468      67,380,555        6.48      7.299         357      82.89        612
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Number of States/District of Columbia Represented: 49


15. Occupancy

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Occupancy                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Primary                                           3,903     981,829,985       94.45      6.680         357      80.55        636
Investment                                          187      32,190,935        3.10      7.380         357      80.91        657
Second Home                                         112      25,492,227        2.45      6.691         356      82.71        686
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638


16. Property Type

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Property Type                                   Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Single Family Residence                           2,948     713,646,654       68.65      6.728         357      80.66        633
Planned Unit Development                            597     159,205,295       15.32      6.680         357      81.10        642
Condominium                                         411      93,052,077        8.95      6.451         356      80.26        654
2-4 Family                                          229      71,154,010        6.84      6.810         357      79.71        656
Manufactured Housing                                 17       2,455,110        0.24      7.069         356      75.12        659
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638


17. Loan Purpose

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Loan Purpose                                    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Purchase                                          2,079     514,139,160       49.46      6.562         357      81.07        661
Refinance - Cashout                               1,708     428,033,247       41.18      6.826         357      80.13        617
Refinance - Rate Term                               415      97,340,739        9.36      6.895         356      80.33        614
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638


18. Documentation Level

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Documentation Level                             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Full Documentation                                2,028     454,323,071       43.71      6.633         357      81.32        622
Stated Documentation                              1,582     419,054,825       40.31      6.830         357      79.34        659
Limited Documentation                               592     166,135,251       15.98      6.568         357      81.87        631
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638


19. Credit Score

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Credit Score                                    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
500 - 524                                           204      39,780,327        3.83      8.110         356      77.78        512
525 - 549                                           209      39,789,604        3.83      7.961         356      77.12        537
550 - 574                                           273      59,931,976        5.77      7.283         357      77.30        562
575 - 599                                           453     100,196,728        9.64      6.869         357      80.46        588
600 - 624                                           736     183,742,788       17.68      6.717         357      81.12        613
625 - 649                                           690     177,987,949       17.12      6.572         357      81.19        637
650 - 674                                           641     171,886,975       16.54      6.467         357      81.82        662
675 - 699                                           442     117,994,317       11.35      6.396         356      80.91        686
700 - 724                                           266      72,475,296        6.97      6.295         357      81.33        711
725 - 749                                           160      42,434,900        4.08      6.290         357      80.72        735
750 - 774                                            92      22,981,712        2.21      6.324         357      79.14        763
775 - 799                                            29       7,790,571        0.75      6.191         357      81.32        783
800 +                                                 7       2,520,004        0.24      6.270         357      80.33        806
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Non-Zero Minimum: 500
Maximum: 816
Non-Zero Weighted Average: 638


20. Prepayment Penalty Term

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
 0                                                1,186     288,748,394       27.78      7.035         357      81.54        637
 12                                                 118      34,566,582        3.33      6.659         357      78.68        647
 24                                               2,661     656,997,778       63.20      6.577         357      80.29        638
 36                                                 236      59,053,669        5.68      6.485         357      80.70        646
 42                                                   1         146,723        0.01      6.600         356      95.00        650
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638
Non-Zero Minimum: 12
Maximum: 42
Non-Zero Weighted Average: 24


21. Lien Position

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
Lien                                           Mortgage     Principal     Principal   Interest     Term      Original     FICO
Position                                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
1st Lien                                          4,202   1,039,513,147      100.00      6.702         357      80.61        638
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638


22. Interest Only Term

                                                                            % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                  of          Date          Date       Gross     Remaining   Combined   Average
                                               Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Only Term                              Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
 0                                                3,039     681,902,641       65.60      6.955         357      80.22        626
 60                                               1,163     357,610,505       34.40      6.220         356      81.37        661
--------------------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                            4,202   1,039,513,147      100.00      6.702         357      80.61        638

This information is being delivered to a specific number of prospective
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solely for information purposes and is not an offer to buy or sell or a
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Information contained in this material is current as of the date appearing on
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                            Morgan Stanley
                            MSAC 2005-WMC4
                                 FRs

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Original Balances ($)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 2,355
Aggregate Principal Balance ($): 216,612,926
Weighted Average Current Mortgage Rate (%): 8.433
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Weighted Average Stated Original Term (months): 263
Weighted Average Stated Remaining Term (months): 259
Weighted Average Combined Original LTV (%): 87.84
% First Liens: 50.47
% Owner Occupied: 96.36
% Purchase: 46.33
% Full Doc: 51.44
Non-Zero Weighted Average Credit Score: 649


2. Product Types

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Product Types                                            Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Fixed - 10 Year                                                4       267,036        0.12    66,758.91
Fixed - 15 Year                                               83     9,015,167        4.16   108,616.47
Fixed - 20 Year                                               21     2,361,171        1.09   112,436.70
Fixed - 25 Year                                                2       906,471        0.42   453,235.55
Fixed - 30 Year                                              515    98,461,361       45.45   191,187.11
Balloon - 15/20                                                1        15,924        0.01    15,924.15
Balloon - 15/30                                            1,729   105,585,795       48.74    61,067.55
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Product Types                                           Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Fixed - 10 Year                                            6.454         116      53.52        633
Fixed - 15 Year                                            7.104         176      77.95        643
Fixed - 20 Year                                            7.425         236      74.76        630
Fixed - 25 Year                                            6.347         296      80.17        668
Fixed - 30 Year                                            6.876         356      77.00        638
Balloon - 15/20                                           11.000         176     100.00        659
Balloon - 15/30                                           10.043         177      99.23        660
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649


3. Range of Gross Interest Rates (%)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Range of Gross Interest Rates (%)                        Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
5.000 - 5.999                                                 55    13,696,101        6.32   249,020.01
6.000 - 6.999                                                305    64,107,950       29.60   210,190.00
7.000 - 7.999                                                166    24,887,405       11.49   149,924.13
8.000 - 8.999                                                304    22,154,576       10.23    72,876.89
9.000 - 9.999                                                687    41,783,071       19.29    60,819.61
10.000 - 10.999                                              632    40,164,138       18.54    63,550.85
11.000 - 11.999                                              181     8,575,827        3.96    47,380.26
12.000 - 12.999                                               25     1,243,857        0.57    49,754.29
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Minimum: 5.250
Maximum: 12.990
Weighted Average: 8.433



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                       Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
5.000 - 5.999                                              5.833         328      70.84        668
6.000 - 6.999                                              6.586         343      76.20        645
7.000 - 7.999                                              7.539         332      79.99        622
8.000 - 8.999                                              8.529         217      95.06        678
9.000 - 9.999                                              9.728         184      98.87        665
10.000 - 10.999                                           10.639         179      98.89        639
11.000 - 11.999                                           11.500         178      98.88        629
12.000 - 12.999                                           12.487         186      99.08        616
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Minimum: 5.250
Maximum: 12.990
Weighted Average: 8.433


4. Range of Cut-off Date Original Balances ($)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                                 Aggregate
                                                         Number                   Cut-off
                                                           of       Aggregate      Date
                                                        Mortgage    Original     Principal    Average
Range of Cut-off Date Original Balances ($)              Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
1 - 25,000                                                   188     3,713,919        1.71    19,709.55
25,001 - 50,000                                              625    23,269,558       10.72    37,158.74
50,001 - 75,000                                              572    35,456,823       16.33    61,842.70
75,001 - 100,000                                             321    27,862,013       12.83    86,602.68
100,001 - 125,000                                            189    21,174,653        9.75   111,764.32
125,001 - 150,000                                            115    15,873,267        7.31   137,610.50
150,001 - 175,000                                             72    11,694,955        5.38   161,893.99
175,001 - 200,000                                             60    11,280,879        5.19   187,443.88
200,001 - 225,000                                             37     7,919,165        3.64   213,320.24
225,001 - 250,000                                             28     6,698,430        3.08   238,212.34
250,001 - 275,000                                             36     9,450,830        4.35   261,641.68
275,001 - 300,000                                             22     6,329,500        2.91   286,789.94
300,001 - 325,000                                             20     6,268,970        2.88   312,012.73
325,001 - 350,000                                             11     3,735,797        1.72   338,531.97
350,001 - 375,000                                             13     4,705,485        2.16   360,654.01
375,001 - 400,000                                              7     2,710,870        1.25   386,248.15
400,001 - 425,000                                             10     4,134,250        1.90   411,147.46
425,001 - 450,000                                              7     3,072,450        1.41   437,115.38
450,001 - 475,000                                              6     2,774,700        1.28   461,008.85
475,001 - 500,000                                              5     2,449,022        1.13   488,319.02
500,001 - 750,000                                             10     5,856,750        2.69   583,453.94
750,001 - 1,000,000                                            1       800,000        0.37   797,083.58
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   217,232,286      100.00    91,980.01
Minimum: 12,400
Maximum: 800,000
Average: 92,243



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Range of Cut-off Date Original Balances ($)             Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
1 - 25,000                                                10.234         178      99.09        639
25,001 - 50,000                                           10.108         184      98.06        649
50,001 - 75,000                                            9.779         193      96.58        658
75,001 - 100,000                                           9.472         205      94.75        657
100,001 - 125,000                                          8.917         232      91.92        657
125,001 - 150,000                                          8.325         264      87.57        650
150,001 - 175,000                                          7.819         288      80.82        648
175,001 - 200,000                                          7.697         306      80.82        644
200,001 - 225,000                                          6.860         344      73.36        644
225,001 - 250,000                                          6.857         333      78.11        631
250,001 - 275,000                                          6.848         348      73.52        638
275,001 - 300,000                                          6.737         356      81.70        636
300,001 - 325,000                                          6.711         324      75.55        631
325,001 - 350,000                                          6.585         356      79.71        629
350,001 - 375,000                                          6.692         343      83.59        654
375,001 - 400,000                                          6.712         357      83.53        634
400,001 - 425,000                                          6.353         315      74.42        663
425,001 - 450,000                                          6.548         331      81.17        636
450,001 - 475,000                                          6.521         357      76.37        657
475,001 - 500,000                                          6.745         357      77.27        679
500,001 - 750,000                                          6.556         351      75.61        620
750,001 - 1,000,000                                        6.500         356      80.00        668
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Minimum: 12,400
Maximum: 800,000
Average: 92,243


5. Range of Cut-off Date Principal Balances ($)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Range of Cut-off Date Principal Balances ($)             Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
1 - 25,000                                                   189     3,730,109        1.72    19,736.03
25,001 - 50,000                                              625    23,248,774       10.73    37,198.04
50,001 - 75,000                                              571    35,324,748       16.31    61,864.71
75,001 - 100,000                                             321    27,799,459       12.83    86,602.68
100,001 - 125,000                                            191    21,373,046        9.87   111,900.77
125,001 - 150,000                                            115    15,875,248        7.33   138,045.63
150,001 - 175,000                                             70    11,356,736        5.24   162,239.09
175,001 - 200,000                                             61    11,446,580        5.28   187,648.85
200,001 - 225,000                                             36     7,692,902        3.55   213,691.73
225,001 - 250,000                                             28     6,669,946        3.08   238,212.34
250,001 - 275,000                                             36     9,419,100        4.35   261,641.68
275,001 - 300,000                                             22     6,309,379        2.91   286,789.94
300,001 - 325,000                                             20     6,240,255        2.88   312,012.73
325,001 - 350,000                                             11     3,723,852        1.72   338,531.97
350,001 - 375,000                                             13     4,688,502        2.16   360,654.01
375,001 - 400,000                                              8     3,103,125        1.43   387,890.58
400,001 - 425,000                                              9     3,712,087        1.71   412,454.12
425,001 - 450,000                                              8     3,508,361        1.62   438,545.07
450,001 - 475,000                                              5     2,317,500        1.07   463,500.04
475,001 - 500,000                                              5     2,441,595        1.13   488,319.02
500,001 - 750,000                                             10     5,834,539        2.69   583,453.94
750,001 - 1,000,000                                            1       797,084        0.37   797,083.58
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Minimum: 12,387
Maximum: 797,084
Average: 91,980



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)            Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
1 - 25,000                                                10.249         178      99.10        638
25,001 - 50,000                                           10.105         184      98.04        649
50,001 - 75,000                                            9.779         193      96.59        658
75,001 - 100,000                                           9.472         205      94.75        657
100,001 - 125,000                                          8.892         232      91.78        657
125,001 - 150,000                                          8.311         264      87.37        650
150,001 - 175,000                                          7.859         288      81.09        648
175,001 - 200,000                                          7.750         303      81.16        644
200,001 - 225,000                                          6.759         348      72.67        644
225,001 - 250,000                                          6.857         333      78.11        631
250,001 - 275,000                                          6.848         348      73.52        638
275,001 - 300,000                                          6.737         356      81.70        636
300,001 - 325,000                                          6.711         324      75.55        631
325,001 - 350,000                                          6.585         356      79.71        629
350,001 - 375,000                                          6.692         343      83.59        654
375,001 - 400,000                                          6.621         334      84.36        633
400,001 - 425,000                                          6.391         330      72.75        667
425,001 - 450,000                                          6.477         335      81.66        631
450,001 - 475,000                                          6.623         357      74.69        667
475,001 - 500,000                                          6.745         357      77.27        679
500,001 - 750,000                                          6.556         351      75.61        620
750,001 - 1,000,000                                        6.500         356      80.00        668
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Minimum: 12,387
Maximum: 797,084
Average: 91,980


6. Stated Original Term (months)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Stated Original Term (months)                            Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
 120                                                           4       267,036        0.12    66,758.91
 180                                                       1,813   114,616,887       52.91    63,219.46
 240                                                          21     2,361,171        1.09   112,436.70
 300                                                           2       906,471        0.42   453,235.55
 360                                                         515    98,461,361       45.45   191,187.11
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Minimum: 120
Maximum: 360
Weighted Average: 263



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Stated Original Term (months)                           Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
 120                                                       6.454         116      53.52        633
 180                                                       9.812         177      97.55        659
 240                                                       7.425         236      74.76        630
 300                                                       6.347         296      80.17        668
 360                                                       6.876         356      77.00        638
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Minimum: 120
Maximum: 360
Weighted Average: 263


7. Range of Stated Remaining Terms (months)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Range of Stated Remaining Terms (months)                 Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
109 - 120                                                      4       267,036        0.12    66,758.91
169 - 180                                                  1,813   114,616,887       52.91    63,219.46
229 - 240                                                     21     2,361,171        1.09   112,436.70
289 - 300                                                      2       906,471        0.42   453,235.55
349 - 360                                                    515    98,461,361       45.45   191,187.11
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Minimum: 116
Maximum: 358
Weighted Average: 259



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)                Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
109 - 120                                                  6.454         116      53.52        633
169 - 180                                                  9.812         177      97.55        659
229 - 240                                                  7.425         236      74.76        630
289 - 300                                                  6.347         296      80.17        668
349 - 360                                                  6.876         356      77.00        638
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Minimum: 116
Maximum: 358
Weighted Average: 259


8. Range of Combined Original LTV Ratios (%)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Range of Combined Original LTV Ratios (%)                Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
15.01 - 20.00                                                  1        64,881        0.03    64,881.04
20.01 - 25.00                                                  2       234,245        0.11   117,122.53
25.01 - 30.00                                                  2       166,469        0.08    83,234.54
30.01 - 35.00                                                  5       367,180        0.17    73,435.97
35.01 - 40.00                                                  9     1,747,486        0.81   194,165.13
40.01 - 45.00                                                 11     1,453,283        0.67   132,116.63
45.01 - 50.00                                                 12     2,353,171        1.09   196,097.59
50.01 - 55.00                                                 20     3,521,368        1.63   176,068.42
55.01 - 60.00                                                 23     4,403,367        2.03   191,450.75
60.01 - 65.00                                                 27     5,219,795        2.41   193,325.75
65.01 - 70.00                                                 35     6,333,711        2.92   180,963.18
70.01 - 75.00                                                 69    13,295,184        6.14   192,683.83
75.01 - 80.00                                                176    33,700,019       15.56   191,477.38
80.01 - 85.00                                                 67    12,407,178        5.73   185,181.77
85.01 - 90.00                                                130    19,050,633        8.79   146,543.33
90.01 - 95.00                                                151    12,856,645        5.94    85,143.34
95.01 - 100.00                                             1,615    99,438,309       45.91    61,571.71
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Minimum: 20.00
Maximum: 100.00
Weighted Average: 87.84



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)               Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
15.01 - 20.00                                              8.500         177      20.00        682
20.01 - 25.00                                              7.826         253      23.21        673
25.01 - 30.00                                              6.127         357      27.33        640
30.01 - 35.00                                              7.766         314      31.46        599
35.01 - 40.00                                              6.059         342      37.60        657
40.01 - 45.00                                              6.816         275      42.38        656
45.01 - 50.00                                              6.237         347      48.39        639
50.01 - 55.00                                              6.680         328      53.14        641
55.01 - 60.00                                              6.652         343      58.16        654
60.01 - 65.00                                              6.582         332      62.90        627
65.01 - 70.00                                              7.011         327      68.07        601
70.01 - 75.00                                              6.802         344      73.66        622
75.01 - 80.00                                              6.809         346      79.39        646
80.01 - 85.00                                              6.954         337      84.04        642
85.01 - 90.00                                              7.475         320      89.56        639
90.01 - 95.00                                              8.696         259      94.69        650
95.01 - 100.00                                             9.988         179      99.95        661
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Minimum: 20.00
Maximum: 100.00
Weighted Average: 87.84


9. Range of Gross Margins (%)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Range of Gross Margins (%)                               Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Fixed Rate Loans                                           2,355   216,612,926      100.00    91,980.01
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Range of Gross Margins (%)                              Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Fixed Rate Loans                                           8.433         259      87.84        649
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


10. Range of Minimum Mortgage Rates (%)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Range of Minimum Mortgage Rates (%)                      Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Fixed Rate Loans                                           2,355   216,612,926      100.00    91,980.01
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                     Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Fixed Rate Loans                                           8.433         259      87.84        649
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


11. Range of Maximum Mortgage Rates (%)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Range of Maximum Mortgage Rates (%)                      Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Fixed Rate Loans                                           2,355   216,612,926      100.00    91,980.01
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                     Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Fixed Rate Loans                                           8.433         259      87.84        649
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


12. Initial Periodic Cap (%)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Initial Periodic Cap (%)                                 Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Fixed Rate Loans                                           2,355   216,612,926      100.00    91,980.01
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Initial Periodic Cap (%)                                Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Fixed Rate Loans                                           8.433         259      87.84        649
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


13. Subsequent Periodic Cap (%)

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Subsequent Periodic Cap (%)                              Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Fixed Rate Loans                                           2,355   216,612,926      100.00    91,980.01
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                             Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Fixed Rate Loans                                           8.433         259      87.84        649
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


14. Next Rate Adjustment Dates

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Next Rate Adjustment Dates                               Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Fixed Rate Loans                                           2,355   216,612,926      100.00    91,980.01
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Next Rate Adjustment Dates                              Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Fixed Rate Loans                                           8.433         259      87.84        649
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649


15. Geographic Distribution of Mortgaged Properties

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Geographic Distribution of Mortgaged Properties          Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
California                                                   949   101,143,372       46.69   106,578.90
New York                                                     156    24,577,500       11.35   157,548.08
Florida                                                      137     9,589,135        4.43    69,993.68
Texas                                                        161     8,814,819        4.07    54,750.43
Maryland                                                     105     8,152,281        3.76    77,640.77
New Jersey                                                    68     8,114,870        3.75   119,336.32
Virginia                                                     101     7,432,585        3.43    73,589.95
Illinois                                                      79     5,622,124        2.60    71,166.12
Arizona                                                       74     4,475,298        2.07    60,476.99
Washington                                                    57     4,183,305        1.93    73,391.32
Nevada                                                        53     4,008,764        1.85    75,637.06
Pennsylvania                                                  38     3,336,906        1.54    87,813.33
Massachusetts                                                 37     2,577,408        1.19    69,659.68
Connecticut                                                   18     2,570,698        1.19   142,816.53
Louisiana                                                     50     2,536,748        1.17    50,734.96
Other                                                        272    19,477,114        8.99    71,607.04
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Number of States/District of Columbia Represented: 47



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties         Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
California                                                 8.547         245      88.09        657
New York                                                   7.477         310      83.09        639
Florida                                                    8.750         268      88.31        635
Texas                                                      8.147         268      84.87        650
Maryland                                                   9.448         229      93.71        647
New Jersey                                                 7.784         290      83.33        635
Virginia                                                   9.234         214      91.60        656
Illinois                                                   8.923         255      91.32        649
Arizona                                                    8.932         221      93.36        655
Washington                                                 8.461         265      91.88        640
Nevada                                                     9.095         228      92.54        662
Pennsylvania                                               7.598         285      84.61        646
Massachusetts                                              9.567         220      95.17        666
Connecticut                                                7.418         324      82.65        632
Louisiana                                                  8.587         288      87.89        627
Other                                                      8.266         283      87.77        637
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Number of States/District of Columbia Represented: 47


16. Occupancy

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Occupancy                                                Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Primary                                                    2,269   208,729,689       96.36    91,991.93
Investment                                                    26     3,969,145        1.83   152,659.43
Second Home                                                   60     3,914,091        1.81    65,234.86
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Occupancy                                               Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Primary                                                    8.456         258      88.00        649
Investment                                                 7.002         350      75.04        654
Second Home                                                8.636         232      92.08        684
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649


17. Property Type

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Property Type                                            Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Single Family Residence                                    1,632   153,638,593       70.93    94,141.29
Planned Unit Development                                     371    29,621,186       13.67    79,841.47
Condominium                                                  241    16,511,435        7.62    68,512.18
2-4 Family                                                   100    15,060,077        6.95   150,600.77
Manufactured Housing                                          11     1,781,634        0.82   161,966.76
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Property Type                                           Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Single Family Residence                                    8.350         265      86.99        646
Planned Unit Development                                   8.966         229      92.12        650
Condominium                                                9.071         223      92.72        658
2-4 Family                                                 7.691         291      84.33        672
Manufactured Housing                                       6.997         357      73.49        635
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649


18. Loan Purpose

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Loan Purpose                                             Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Purchase                                                   1,487   100,353,471       46.33    67,487.20
Refinance - Cashout                                          688    90,286,962       41.68   131,231.05
Refinance - Rate Term                                        180    25,972,493       11.99   144,291.63
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Loan Purpose                                            Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Purchase                                                   9.540         206      96.67        663
Refinance - Cashout                                        7.570         300      80.91        638
Refinance - Rate Term                                      7.153         323      77.78        635
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649


19. Documentation Level

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Documentation Level                                      Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
Full Documentation                                         1,237   111,417,358       51.44    90,070.62
Stated Documentation                                         859    77,725,624       35.88    90,483.85
Limited Documentation                                        259    27,469,944       12.68   106,061.56
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Documentation Level                                     Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
Full Documentation                                         8.135         267      87.59        641
Stated Documentation                                       8.957         247      88.28        664
Limited Documentation                                      8.156         264      87.56        641
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649


20. Credit Score

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Credit Score                                             Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
500 - 524                                                     15     2,421,265        1.12   161,417.66
525 - 549                                                     28     3,293,819        1.52   117,636.38
550 - 574                                                     50     7,093,209        3.27   141,864.18
575 - 599                                                    243    20,810,242        9.61    85,638.85
600 - 624                                                    444    40,565,108       18.73    91,362.86
625 - 649                                                    443    40,818,226       18.84    92,140.46
650 - 674                                                    423    38,319,737       17.69    90,590.40
675 - 699                                                    305    27,919,608       12.89    91,539.70
700 - 724                                                    195    16,650,439        7.69    85,386.87
725 - 749                                                    104     7,881,953        3.64    75,788.01
750 - 774                                                     70     7,073,475        3.27   101,049.65
775 - 799                                                     29     3,137,138        1.45   108,177.16
800 +                                                          6       628,709        0.29   104,784.77
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Non-Zero Minimum: 505
Maximum: 816
Non-Zero Weighted Average: 649



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Credit Score                                            Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
500 - 524                                                  8.209         349      72.32        511
525 - 549                                                  8.291         315      75.22        540
550 - 574                                                  7.678         322      80.53        562
575 - 599                                                  8.432         277      83.20        588
600 - 624                                                  8.561         262      87.70        614
625 - 649                                                  8.527         261      88.34        638
650 - 674                                                  8.645         251      89.89        662
675 - 699                                                  8.441         249      89.05        686
700 - 724                                                  8.307         235      92.16        710
725 - 749                                                  8.610         223      93.62        735
750 - 774                                                  7.588         260      87.17        761
775 - 799                                                  7.122         238      85.33        782
800 +                                                      7.997         268      79.90        806
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Non-Zero Minimum: 505
Maximum: 816
Non-Zero Weighted Average: 649


21. Prepayment Penalty Term

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Prepayment Penalty Term                                  Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
 0                                                           837    64,212,027       29.64    76,716.88
 12                                                          124    20,859,219        9.63   168,219.50
 24                                                          877    64,419,447       29.74    73,454.33
 36                                                          517    67,122,233       30.99   129,830.24
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 28



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Prepayment Penalty Term                                 Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
 0                                                         8.955         240      90.56        647
 12                                                        7.229         309      83.56        646
 24                                                        9.332         205      95.72        662
 36                                                        7.444         315      79.00        641
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 28


22. Lien Position

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
Lien                                                    Mortgage    Principal    Principal    Average
Position                                                 Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
1st Lien                                                     586   109,329,006       50.47   186,568.27
2nd Lien                                                   1,769   107,283,920       49.53    60,646.65
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
Lien                                                    Interest     Term      Original     FICO
Position                                                Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
1st Lien                                                   6.852         340      76.68        639
2nd Lien                                                  10.044         178      99.21        660
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649


23. Interest Only Term

                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate
                                                         Number      Cut-off      Cut-off
                                                           of         Date         Date
                                                        Mortgage    Principal    Principal    Average
Interest Only Term                                       Loans     Balance ($)    Balance     Balance
-----------------------------------------------------   --------   -----------   ---------   ----------
 0                                                         2,355   216,612,926      100.00    91,980.01
-----------------------------------------------------   --------   -----------   ---------   ----------
Total:                                                     2,355   216,612,926      100.00    91,980.01



                                                        Weighted   Weighted    Weighted
                                                        Average     Average    Average    Weighted
                                                         Gross     Remaining   Combined   Average
                                                        Interest     Term      Original     FICO
Interest Only Term                                      Rate (%)   (months)      LTV       Score
-----------------------------------------------------   --------   ---------   --------   --------
 0                                                         8.433         259      87.84        649
-----------------------------------------------------   --------   ---------   --------   --------
Total:                                                     8.433         259      87.84        649

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a
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Information contained in this material is current as of the date appearing on
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                Morgan Stanley
                                MSAC 2005-WMC4
                                 Interest Only

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 1,163
Aggregate Principal Balance ($): 357,610,505
Weighted Average Current Mortgage Rate (%): 6.220
Non-Zero Weighted Average Margin (%): 5.802
Non-Zero Weighted Average Maximum Rate (%): 12.719
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 81.37
% First Liens: 100.00
% Owner Occupied: 97.58
% Purchase: 55.20
% Full Doc: 53.70
Non-Zero Weighted Average Credit Score: 661


2. Product Types

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Product Types                                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Interest Only ARM - 5 Year/6 Month                  116    35,175,182        9.84      6.153         356      81.28        670
Interest Only ARM - 2 Year/6 Month                1,045   321,740,673       89.97      6.226         356      81.35        660
Interest Only ARM - 3 Year/6 Month                    2       694,650        0.19      6.914         355      93.06        628
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661


3. Range of Gross Interest Rates (%)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
4.000 - 4.999                                        20     7,496,479        2.10      4.966         356      78.37        690
5.000 - 5.999                                       463   145,725,372       40.75      5.684         357      79.28        671
6.000 - 6.999                                       568   168,833,839       47.21      6.477         356      82.42        657
7.000 - 7.999                                       102    32,173,014        9.00      7.377         357      85.07        639
8.000 - 8.999                                        10     3,381,800        0.95      8.253         357      90.15        612
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Minimum: 4.750
Maximum: 8.800
Weighted Average: 6.220


4. Range of Cut-off Date Principal Balances ($)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
50,001 - 75,000                                       4       254,309        0.07      7.143         356      78.81        621
75,001 - 100,000                                     15     1,381,504        0.39      6.520         357      84.20        640
100,001 - 125,000                                    42     4,758,896        1.33      6.287         356      78.65        658
125,001 - 150,000                                    56     7,763,720        2.17      6.287         357      80.19        655
150,001 - 175,000                                    77    12,413,763        3.47      6.314         356      80.68        656
175,001 - 200,000                                    72    13,620,035        3.81      6.238         356      81.20        664
200,001 - 225,000                                    84    17,989,760        5.03      6.207         357      80.58        674
225,001 - 250,000                                   107    25,432,298        7.11      6.221         357      81.26        658
250,001 - 275,000                                    96    25,139,815        7.03      6.319         356      80.92        660
275,001 - 300,000                                   101    29,190,600        8.16      6.245         356      81.15        664
300,001 - 325,000                                    64    20,098,469        5.62      6.172         357      80.30        664
325,001 - 350,000                                    61    20,523,119        5.74      6.263         356      81.24        672
350,001 - 375,000                                    64    23,228,689        6.50      6.095         356      81.02        654
375,001 - 400,000                                    49    19,118,841        5.35      6.223         356      80.25        658
400,001 - 425,000                                    46    19,049,462        5.33      6.082         357      82.03        670
425,001 - 450,000                                    39    17,142,371        4.79      6.179         356      82.40        659
450,001 - 475,000                                    45    20,829,301        5.82      6.034         357      80.10        661
475,001 - 500,000                                    37    18,097,094        5.06      6.230         357      82.06        658
500,001 - 750,000                                   101    59,157,712       16.54      6.274         357      83.06        658
750,001 - 1,000,000                                   3     2,420,750        0.68      6.581         357      81.71        626
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Minimum: 52,360
Maximum: 828,750
Average: 307,490


5. Stated Original Term (months)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Stated Original Term (months)                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
 300                                                  1       154,350        0.04      6.950         297      90.00        632
 360                                              1,162   357,456,155       99.96      6.220         357      81.36        661
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Minimum: 300
Maximum: 360
Weighted Average: 360


6. Range of Stated Remaining Terms (months)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
289 - 300                                             1       154,350        0.04      6.950         297      90.00        632
349 - 360                                         1,162   357,456,155       99.96      6.220         357      81.36        661
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Minimum: 297
Maximum: 358
Weighted Average: 356


7. Range of Combined Original LTV Ratios (%)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
35.01 - 40.00                                         3       522,000        0.15      5.987         356      38.55        634
40.01 - 45.00                                         1       119,000        0.03      5.250         355      44.91        634
45.01 - 50.00                                         2       559,000        0.16      5.857         357      46.56        630
50.01 - 55.00                                         5     1,059,150        0.30      6.352         357      52.73        623
55.01 - 60.00                                         4     1,203,999        0.34      7.080         357      58.89        587
60.01 - 65.00                                         7     2,057,000        0.58      5.838         357      63.43        633
65.01 - 70.00                                        21     5,847,240        1.64      6.224         356      67.92        646
70.01 - 75.00                                        36    12,477,280        3.49      6.075         356      73.55        652
75.01 - 80.00                                       831   250,645,199       70.09      6.053         356      79.89        668
80.01 - 85.00                                        54    18,565,156        5.19      6.620         357      84.20        639
85.01 - 90.00                                       138    43,984,843       12.30      6.714         356      89.53        645
90.01 - 95.00                                        61    20,570,637        5.75      6.923         357      94.69        643
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Minimum: 37.21
Maximum: 95.00
Weighted Average: 81.37


8. Range of Gross Margins (%)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
<= 3.500                                              1       337,316        0.09      6.000         352      89.97        689
4.001 - 4.500                                         6     1,970,059        0.55      5.078         356      77.35        694
4.501 - 5.000                                       182    55,715,005       15.58      5.738         357      79.53        672
5.001 - 5.500                                       298    90,649,798       25.35      5.882         356      79.66        659
5.501 - 6.000                                       250    76,902,077       21.50      6.222         357      80.52        658
6.001 - 6.500                                       275    88,999,504       24.89      6.501         357      82.79        665
6.501 - 7.000                                        88    26,353,489        7.37      6.847         356      85.70        647
7.001 - 7.500                                        46    12,348,057        3.45      7.240         357      85.87        641
7.501 - 8.000                                        14     3,484,700        0.97      7.395         356      88.01        651
8.001 - 8.500                                         2       698,500        0.20      7.997         357      91.36        593
8.501 - 9.000                                         1       152,000        0.04      7.990         357      80.00        686
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Non-Zero Minimum: 2.250
Maximum: 8.750
Non-Zero Weighted Average: 5.802


9. Range of Minimum Mortgage Rates (%)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
<=5.000                                              21     7,698,879        2.15      4.966         356      78.41        692
5.001 - 5.500                                       143    47,724,233       13.35      5.357         357      79.13        676
5.501 - 6.000                                       333   102,977,471       28.80      5.853         356      79.39        668
6.001 - 6.500                                       331    97,881,914       27.37      6.302         356      82.04        657
6.501 - 7.000                                       227    67,091,943       18.76      6.779         356      83.08        654
7.001 - 7.500                                        71    23,471,092        6.56      7.275         357      86.04        639
7.501 - 8.000                                        28     7,941,172        2.22      7.786         357      83.52        640
8.001 - 8.500                                         6     2,061,900        0.58      8.155         357      91.05        599
8.501 - 9.000                                         3       761,900        0.21      8.702         357      87.81        659
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Non-Zero Minimum: 4.750
Maximum: 8.800
Non-Zero Weighted Average: 6.220


10. Range of Maximum Mortgage Rates (%)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
<= 12.500                                           498   158,651,584       44.36      5.662         356      79.26        671
12.501 - 13.000                                     332    98,214,764       27.46      6.304         356      82.11        657
13.001 - 13.500                                     225    66,508,093       18.60      6.780         356      83.01        654
13.501 - 14.000                                      71    23,471,092        6.56      7.275         357      86.04        639
14.001 - 14.500                                      28     7,941,172        2.22      7.786         357      83.52        640
14.501 - 15.000                                       6     2,061,900        0.58      8.155         357      91.05        599
15.001 - 15.500                                       3       761,900        0.21      8.702         357      87.81        659
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Non-Zero Minimum: 11.250
Maximum: 15.300
Non-Zero Weighted Average: 12.719


11. Initial Periodic Cap (%)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
 1                                                    8     2,151,195        0.60      6.760         356      83.87        642
 1.5                                                 27     7,073,564        1.98      6.243         356      80.10        665
 2                                                    3       794,000        0.22      6.098         356      78.40        666
 3                                                1,015   313,897,875       87.78      6.223         357      81.39        660
 5                                                  109    33,239,472        9.29      6.159         356      81.35        670
 5.09                                                 1       454,400        0.13      5.900         357      80.00        623
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Non-Zero Minimum: 1.000
Maximum: 5.090
Non-Zero Weighted Average: 3.145


12. Subsequent Periodic Cap (%)

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
 1                                                1,158   355,352,741       99.37      6.221         356      81.37        661
 1.5                                                  4     2,004,264        0.56      6.081         356      82.07        657
 2                                                    1       253,500        0.07      5.750         356      76.82        629
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Non-Zero Minimum: 1.000
Maximum: 2.000

Non-Zero Weighted Average: 1.004


13. Next Rate Adjustment Dates

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Nov-06                                                3     1,104,000        0.31      6.524         354      81.03        671
Dec-06                                               52    16,866,584        4.72      6.210         355      81.36        660
Jan-07                                              376   115,237,517       32.22      6.123         356      80.99        665
Feb-07                                              611   187,445,376       52.42      6.288         357      81.60        657
Mar-07                                                2       814,400        0.23      5.925         358      80.00        656
Dec-07                                                1       424,650        0.12      6.700         355      95.00        631
Jan-08                                                2       542,796        0.15      7.376         356      79.95        601
Sep-09                                                1       337,316        0.09      6.000         352      89.97        689
Nov-09                                                2       358,949        0.10      6.525         354      81.97        613
Dec-09                                               10     2,755,437        0.77      5.865         355      77.69        673
Jan-10                                               41    12,714,143        3.56      6.236         356      81.32        667
Feb-10                                               62    19,009,338        5.32      6.134         357      81.61        671
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661


14. Geographic Distribution of Mortgaged Properties

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
Geographic Distribution                        Mortgage    Principal    Principal   Interest     Term      Original     FICO
of Mortgaged Properties                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
California                                          784   268,542,680       75.09      6.171         356      80.98        663
Florida                                              44    10,347,609        2.89      6.351         357      81.79        655
Virginia                                             35    10,167,173        2.84      6.535         357      83.42        642
Nevada                                               36     9,665,020        2.70      6.326         356      82.01        674
Maryland                                             33     9,211,981        2.58      6.414         357      82.06        649
New York                                             25     7,768,511        2.17      6.060         357      81.87        672
Washington                                           33     6,462,272        1.81      6.229         357      81.11        652
Illinois                                             25     5,778,001        1.62      6.582         356      82.79        661
Arizona                                              33     5,675,306        1.59      6.302         357      82.36        638
New Jersey                                           16     4,542,783        1.27      6.333         356      85.86        664
Colorado                                             19     4,489,092        1.26      6.239         356      82.00        639
Massachusetts                                        11     2,719,217        0.76      6.252         356      80.00        678
Connecticut                                           7     1,658,890        0.46      6.394         357      86.79        628
Texas                                                 7     1,581,251        0.44      6.698         357      86.37        672
Rhode Island                                          5     1,019,059        0.28      6.118         357      78.47        640
Other                                                50     7,981,660        2.23      6.557         357      83.28        639
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Number of States/District of Columbia Represented: 33


15. Occupancy

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Occupancy                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Primary                                           1,131   348,940,645       97.58      6.219         357      81.33        660
Second Home                                          31     8,417,861        2.35      6.269         356      82.91        691
Investment                                            1       252,000        0.07      5.990         357      80.00        763
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661


16. Property Type

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Property Type                                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Single Family Residence                             777   246,130,224       68.83      6.224         357      81.41        659
Planned Unit Development                            178    54,835,543       15.33      6.275         357      82.06        658
Condominium                                         176    45,581,410       12.75      6.091         356      80.20        668
2-4 Family                                           32    11,063,329        3.09      6.385         356      81.69        686
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661


17. Loan Purpose

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Loan Purpose                                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Purchase                                            649   197,411,018       55.20      6.089         356      80.38        674
Refinance - Cashout                                 416   128,887,208       36.04      6.389         356      82.90        645
Refinance - Rate Term                                98    31,312,279        8.76      6.348         356      81.25        644
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661


18. Documentation Level

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Documentation Level                             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Full Documentation                                  650   192,021,472       53.70      6.152         357      81.65        649
Stated Documentation                                300    95,282,744       26.64      6.432         356      80.96        691
Limited Documentation                               213    70,306,290       19.66      6.119         356      81.14        652
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661


19. Credit Score

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Credit Score                                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
500 - 524                                             1       142,400        0.04      6.950         356      80.00        519
525 - 549                                             4     1,690,200        0.47      6.304         356      73.02        544
550 - 574                                             5     1,600,750        0.45      6.376         356      74.63        567
575 - 599                                            84    25,882,041        7.24      6.684         357      82.64        590
600 - 624                                           207    62,360,171       17.44      6.380         357      81.92        613
625 - 649                                           192    60,178,756       16.83      6.223         356      81.66        637
650 - 674                                           253    78,022,450       21.82      6.222         356      81.50        662
675 - 699                                           181    56,565,105       15.82      6.092         356      80.99        687
700 - 724                                           106    32,939,280        9.21      6.029         356      81.31        710
725 - 749                                            74    21,690,295        6.07      5.972         357      80.32        735
750 - 774                                            40    11,656,271        3.26      5.955         357      79.61        763
775 - 799                                            13     3,527,232        0.99      6.050         356      80.55        783
800 +                                                 3     1,355,553        0.38      6.011         357      80.00        806
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Non-Zero Minimum: 519
Maximum: 808
Non-Zero Weighted Average: 661


20. Prepayment Penalty Term

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
 0                                                  202    62,828,646       17.57      6.628         357      82.50        652
 12                                                  47    16,001,201        4.47      6.262         357      79.72        665
 24                                                 834   254,448,650       71.15      6.122         356      81.18        662
 36                                                  80    24,332,008        6.80      6.169         356      81.52        666
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


21. Lien Position

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
Lien                                           Mortgage    Principal    Principal   Interest     Term      Original     FICO
Position                                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
1st Lien                                          1,163   357,610,505      100.00      6.220         356      81.37        661
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661


22. Interest Only Term

                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                           Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                  of         Date         Date       Gross     Remaining   Combined   Average
                                               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Only Term                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
 60                                               1,163   357,610,505      100.00      6.220         356      81.37        661
--------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                            1,163   357,610,505      100.00      6.220         356      81.37        661

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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Collateral Analysis

                                                 Wtd Avg         Percent of     Wtd Avg              Wtd Avg     Wtd Avg    Wtd Avg
FICO Low          FICO High       LTV    Current Balance    Current Balance        GWAC     % MI        FICO         DTI        LTV
------------------------------------------------------------------------------------------------------------------------------------
500                     524     > 65%         192,363.35               2.92       8.105     0.00         512       41.68      80.31
525                     549     > 65%         182,331.37               2.96       8.007     0.00         538       39.34      80.50
550                     574     > 65%         209,330.37               4.58       7.345     0.00         562       40.09      81.68
575                     599     > 70%         170,710.43               8.22       7.180     0.00         589       40.93      84.36
600                     624     > 70%         187,776.80              16.52       7.083     0.00         613       40.93      84.10
625                     649     > 70%         190,770.15              16.22       6.969     0.00         637       40.25      84.27
650                     674     > 80%         129,280.61               5.35       7.914     0.00         662       40.34      93.76
675                     699     > 80%         117,678.28               3.27       7.897     0.00         686       38.64      93.58
700                     724     > 80%         115,782.79               2.08       7.727     0.00         710       39.76      93.63
725                     749     > 85%          95,497.60               0.85       8.161     0.00         736       38.77      96.10
750                     774     > 85%          73,072.23               0.37       8.480     0.00         762       40.53      97.51
775                     799     > 85%          99,331.72               0.21       7.614     0.00         784       39.14      94.42
800 max                         > 85%         126,271.54               0.05       8.159     0.00         805       28.50      94.90


FICO Low          % SFD      % PUD    % Owner Occ     % Full Doc    % Ltd Doc       % Stated Doc    % Int Only
--------------------------------------------------------------------------------------------------------------
500               83.82      12.59          99.59          72.13        16.22              11.64          0.39
525               81.20       9.88          98.37          64.44        20.89              14.67          3.31
550               75.40      13.40          97.31          54.83        20.18              24.99          2.24
575               78.77      13.27          98.41          70.00        15.19              14.82         23.73
600               66.47      17.45          97.35          54.40        16.19              29.41         29.02
625               70.04      15.63          95.10          43.30        21.80              34.90         27.69
650               68.79      15.21          90.50          44.77        15.49              39.74         25.17
675               65.99      14.11          87.89          40.01        12.64              47.35         20.00
700               67.54      17.92          87.73          41.62        12.95              45.43         21.79
725               53.40      12.19          80.12          29.89        10.99              59.12         10.90
750               47.23      19.98          83.36          37.35        11.66              50.99          3.52
775               61.65      21.32          71.60          48.07        32.62              19.31          8.09
800 max           62.78      37.22         100.00          67.10         0.00              32.90          0.00



                                                 Wtd Avg         Percent of     Wtd Avg              Wtd Avg     Wtd Avg    Wtd Avg
LTV Low            LTV High       DTI    Current Balance    Current Balance        GWAC     % MI        FICO         DTI        LTV
-----------------------------------------------------------------------------------------------------------------------------------
60%                      64%    > 50%         266,469.37               0.19       6.808     0.00         576       53.00      62.70
65%                      69%    > 50%         256,567.40               0.10       7.063     0.00         617       51.77      67.94
70%                      74%    > 50%         289,607.08               0.32       6.629     0.00         632       51.47      72.20
75%                      79%    > 50%         231,608.23               0.50       6.406     0.00         611       52.45      77.64
80%                      84%    > 50%         236,108.95               3.21       6.433     0.00         638       52.91      80.29
85%                      89%    > 50%         225,155.00               1.04       7.094     0.00         599       52.78      86.10
90%                      94%    > 50%         205,353.44               0.88       7.194     0.00         627       53.08      90.82
95%                      99%    > 50%         188,392.17               0.63       7.253     0.00         640       53.20      95.10
100% max                        > 50%          58,504.51               0.60       9.889     0.00         646       52.87     100.00



LTV Low                  % SFD      % PUD    % Owner Occ     % Full Doc    % Ltd Doc       % Stated Doc    % Int Only
---------------------------------------------------------------------------------------------------------------------
60%                      83.75       7.74         100.00          75.13        10.19              14.68          0.00
65%                      77.46       0.00          95.33          24.88         0.00              75.12          0.00
70%                      73.19       0.00          83.64          42.33        32.82              24.85          5.55
75%                      81.90      13.64          94.08          87.38         7.36               5.26         20.55
80%                      55.16      21.68          94.98          62.09        21.52              16.39         15.05
85%                      68.04      10.98          91.75          77.39        16.90               5.71          3.21
90%                      67.21      17.19          85.76          74.76        23.16               2.08         10.97
95%                      68.40      18.28          97.70          67.14        20.79              12.07          0.00
100% max                 60.53      20.47          97.74          68.12        14.60              17.29          0.00



                                                 Wtd Avg         Percent of     Wtd Avg              Wtd Avg     Wtd Avg    Wtd Avg
DTI Low            DTI High      FICO    Current Balance    Current Balance        GWAC     % MI        FICO         DTI        LTV
-----------------------------------------------------------------------------------------------------------------------------------
20%                      24%    < 525         183,940.56               0.15       8.679     0.00         507       22.26      74.67
25%                      29%    < 550         143,916.19               0.40       8.008     0.00         528       27.53      72.89
30%                      34%    < 575         194,336.64               1.27       7.795     0.00         542       32.77      74.00
35%                      39%    < 600         185,630.11               3.89       7.429     0.00         561       37.72      79.69
40%                      44%    < 625         201,721.09               9.20       7.250     0.00         588       42.62      81.21
45%                      49%    < 650         189,099.46              14.03       7.258     0.00         600       47.70      81.50
50%                      54%    < 675         187,837.24               5.59       7.059     0.00         607       52.17      82.35
55% max                         < 700         187,184.13               0.94       7.140     0.00         618       56.75      85.00



DTI Low                  % SFD      % PUD    % Owner Occ     % Full Doc    % Ltd Doc       % Stated Doc    % Int Only
---------------------------------------------------------------------------------------------------------------------
20%                      84.79      15.21         100.00          35.47        54.47              10.06          0.00
25%                      78.72      14.21         100.00          76.86         8.56              14.57          9.43
30%                      74.73       9.57          92.82          53.63        24.07              22.30          5.21
35%                      83.04       8.85          99.36          63.20        14.57              22.22         11.71
40%                      70.26      18.45          98.78          59.73        13.43              26.84         25.91
45%                      74.33      11.39          96.60          54.20        12.00              33.80         14.17
50%                      68.51      14.19          95.12          66.43        22.10              11.47          9.34
55% max                  52.92      25.39          98.28          89.60         5.20               5.20          1.96



LIMITED AND STATED DOC

                               Wtd Avg         Percent of   Wtd Avg            Wtd Avg    Wtd Avg    Wtd Avg
FICO Low  FICO High    Current Balance    Current Balance      GWAC     % MI      FICO        DTI        LTV      % SFD     % PUD
------------------------------------------------------------------------------------------------------------------------------------
500             524         243,161.87               0.99     8.185     0.00       512      38.82      74.93      81.53     12.01
525             549         241,128.54               1.23     7.810     0.00       538      36.92      74.58      86.31      3.92
550             574         234,065.30               2.48     7.377     0.00       562      37.68      75.81      71.04     14.59
575             599         227,867.18               3.16     7.146     0.00       588      39.29      78.52      79.97     11.73
600             624         207,442.50               8.27     7.190     0.00       614      40.10      81.09      67.54     16.08
625             649         207,901.24               9.85     7.059     0.00       638      39.50      81.77      71.93     12.31
650             674         211,355.54              10.87     6.973     0.00       662      39.81      82.79      67.55     15.39
675             699         206,107.56               8.20     6.952     0.00       687      39.81      81.93      68.24     13.44
700             724         197,662.25               4.89     6.807     0.00       711      39.91      82.86      66.97     17.83
725             749         192,097.60               2.86     6.851     0.00       735      40.12      82.53      61.11     13.02
750             774         201,270.86               1.62     6.819     0.00       763      41.07      81.00      48.38     19.15
775             799         222,576.83               0.43     6.753     0.00       782      38.05      83.88      49.67     21.83
800 max                     297,558.29               0.12     6.949     0.00       806      42.89      82.48      69.84      0.00


FICO Low  % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc    % Int Only       % CA      % NY    % FL
-----------------------------------------------------------------------------------------------------------
500             94.12          0.00        52.44           47.56          1.15      49.97      0.00    9.73
525             98.53          0.00        58.07           41.93          0.00      53.53     14.07    2.57
550             97.00          0.00        42.93           57.07          3.09      48.08      7.38    4.75
575             97.71          0.00        41.15           58.85         10.23      50.63      9.38    3.30
600             96.58          0.00        34.01           65.99         17.13      56.01      6.66    5.76
625             95.71          0.00        38.20           61.80         17.02      53.76      9.21    4.56
650             95.43          0.00        21.73           78.27         32.63      59.08      6.52    3.80
675             93.36          0.00        13.52           86.48         33.88      58.09      6.49    2.28
700             88.15          0.00        22.39           77.61         32.82      61.58      6.48    2.37
725             89.10          0.00        12.85           87.15         34.42      55.02     12.37    3.74
750             89.35          0.00        13.12           86.88         36.77      61.12      7.57    0.72
775             86.64          0.00        22.67           77.33         27.74      67.93     10.90    0.00
800 max        100.00          0.00         0.00          100.00         40.33      50.40     30.16    0.00



IO LOANS

                               Wtd Avg         Percent of   Wtd Avg            Wtd Avg    Wtd Avg    Wtd Avg
FICO Low  FICO High    Current Balance    Current Balance      GWAC     % MI      FICO        DTI        LTV      % SFD     % PUD
---------------------------------------------------------------------------------------------------------------------------------
500             524         142,400.00               0.01     6.950     0.00       519      45.83      80.00       0.00    100.00
525             549         422,550.00               0.13     6.304     0.00       544      34.02      73.02      89.16      0.00
550             574         320,150.00               0.13     6.376     0.00       567      36.97      74.63      80.63      0.00
575             599         308,119.54               2.06     6.684     0.00       590      39.25      82.64      79.78     11.71
600             624         301,256.87               4.96     6.380     0.00       613      39.17      81.92      65.71     20.39
625             649         313,431.02               4.79     6.223     0.00       637      38.65      81.66      68.79     18.42
650             674         308,389.13               6.21     6.222     0.00       662      38.71      81.50      71.34     13.86
675             699         312,514.39               4.50     6.092     0.00       687      38.02      80.99      68.43     11.00
700             724         310,747.92               2.62     6.029     0.00       710      36.28      81.31      72.23     14.52
725             749         293,112.09               1.73     5.972     0.00       735      38.63      80.32      54.14     14.81
750             774         291,406.78               0.93     5.955     0.00       763      40.10      79.61      58.64     18.53
775             799         271,325.53               0.28     6.050     0.00       783      41.37      80.55      62.92     18.96
800 max                     451,851.04               0.11     6.011     0.00       806      40.32      80.00     100.00      0.00



FICO Low  % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc    % Int Only       % CA      % NY    % FL
-----------------------------------------------------------------------------------------------------------
500            100.00          0.00       100.00            0.00        100.00       0.00      0.00    0.00
525            100.00        100.00         0.00            0.00        100.00     100.00      0.00    0.00
550            100.00         39.86        60.14            0.00        100.00      80.63     19.37    0.00
575             99.01         84.32        13.75            1.93        100.00      68.19      2.60    0.95
600             99.75         71.45        24.65            3.90        100.00      65.23      1.19    5.99
625             97.66         65.00        31.09            3.91        100.00      74.27      2.41    2.52
650             98.57         42.91        19.30           37.80        100.00      78.75      1.20    1.61
675             97.11         38.27        10.03           51.70        100.00      82.35      2.80    2.55
700             92.92         38.75        21.34           39.92        100.00      75.17      1.72    2.94
725             97.21         42.99         7.70           49.31        100.00      78.84      2.64    5.46
750             92.97         35.88        15.44           48.68        100.00      73.16      7.12    0.00
775            100.00         58.00         9.53           32.48        100.00      78.46      2.89    0.00
800 max         74.30         55.74         0.00           44.26        100.00     100.00      0.00    0.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC4
All records

Table of Contents

1. FICO Spreadsheet Request


1. FICO Spreadsheet Request


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Master &    Sched
                                                         % of      Gross      Gross      Gross      Gross   Sub Serv      Rem
FICO Spreadsheet Request   Count           Balance    Balance       Rate     Margin    Lifecap   Lifefloor      Fees     Term
---------------------------------------------------------------------------------------------------------------------------------
500 - 500                     18         3,016,419       0.24      7.902      6.667     14.402      7.902       0.52      356
---------------------------------------------------------------------------------------------------------------------------------
501 - 510                     67        14,342,840       1.14      8.276      6.805     14.860      8.366       0.52      356
---------------------------------------------------------------------------------------------------------------------------------
511 - 520                    103        18,840,665       1.50      8.118      6.760     14.551      8.053       0.52      355
---------------------------------------------------------------------------------------------------------------------------------
521 - 530                     81        14,611,628       1.16      7.942      6.688     14.399      7.899       0.52      355
---------------------------------------------------------------------------------------------------------------------------------
531 - 540                     91        17,465,638       1.39      8.215      6.701     14.690      8.190       0.52      356
---------------------------------------------------------------------------------------------------------------------------------
541 - 550                    108        20,482,968       1.63      7.644      6.697     14.108      7.607       0.52      352
---------------------------------------------------------------------------------------------------------------------------------
551 - 560                    126        26,258,259       2.09      7.554      6.716     14.053      7.564       0.52      353
---------------------------------------------------------------------------------------------------------------------------------
561 - 570                    119        23,566,930       1.88      7.144      6.274     13.561      7.073       0.52      353
---------------------------------------------------------------------------------------------------------------------------------
571 - 580                    168        32,277,631       2.57      7.172      6.400     13.551      7.059       0.52      348
---------------------------------------------------------------------------------------------------------------------------------
581 - 590                    300        50,444,348       4.02      7.169      6.271     13.416      6.916       0.52      341
---------------------------------------------------------------------------------------------------------------------------------
591 - 600                    322        57,400,628       4.57      7.089      6.133     13.259      6.759       0.52      343
---------------------------------------------------------------------------------------------------------------------------------
601 - 610                    429        78,417,005       6.24      7.058      6.105     13.213      6.711       0.52      340
---------------------------------------------------------------------------------------------------------------------------------
611 - 620                    490        93,991,223       7.48      7.124      6.133     13.296      6.791       0.52      339
---------------------------------------------------------------------------------------------------------------------------------
621 - 630                    497        99,556,621       7.93      6.888      6.040     13.068      6.563       0.52      340
---------------------------------------------------------------------------------------------------------------------------------
631 - 640                    450        85,415,677       6.80      7.072      6.115     13.208      6.715       0.52      338
---------------------------------------------------------------------------------------------------------------------------------
641 - 650                    473        89,814,294       7.15      6.836      5.863     12.947      6.448       0.52      338
---------------------------------------------------------------------------------------------------------------------------------
651 - 660                    462        90,326,851       7.19      6.838      5.984     12.929      6.431       0.52      337
---------------------------------------------------------------------------------------------------------------------------------
661 - 670                    388        79,049,263       6.29      6.884      5.924     12.983      6.512       0.52      340
---------------------------------------------------------------------------------------------------------------------------------
671 - 680                    349        67,464,245       5.37      6.874      5.983     12.941      6.442       0.52      335
---------------------------------------------------------------------------------------------------------------------------------
681 - 690                    343        66,409,162       5.29      6.788      5.938     12.877      6.378       0.52      334
---------------------------------------------------------------------------------------------------------------------------------
691 - 700                    239        47,708,291       3.80      6.736      5.955     12.893      6.397       0.52      337
---------------------------------------------------------------------------------------------------------------------------------
701 - 710                    206        42,569,784       3.39      6.633      5.893     12.723      6.223       0.52      333
---------------------------------------------------------------------------------------------------------------------------------
711 - 720                    179        33,791,619       2.69      6.697      5.839     12.852      6.352       0.52      335
---------------------------------------------------------------------------------------------------------------------------------
721 - 730                    146        25,471,233       2.03      6.624      5.880     12.741      6.241       0.52      336
---------------------------------------------------------------------------------------------------------------------------------
731 - 740                    101        19,954,946       1.59      6.690      6.000     12.881      6.381       0.52      337
---------------------------------------------------------------------------------------------------------------------------------
741 - 750                     79        15,181,666       1.21      6.680      5.698     12.818      6.300       0.52      334
---------------------------------------------------------------------------------------------------------------------------------
751 - 760                     60         9,979,984       0.79      6.610      5.800     12.906      6.406       0.52      331
---------------------------------------------------------------------------------------------------------------------------------
761 - 770                     70        13,273,299       1.06      6.641      5.886     12.776      6.276       0.52      333
---------------------------------------------------------------------------------------------------------------------------------
771 - 780                     49         9,995,907       0.80      6.563      5.883     12.748      6.248       0.52      336
---------------------------------------------------------------------------------------------------------------------------------
781 - 790                     23         3,777,054       0.30      6.542      5.547     12.722      6.222       0.52      294
---------------------------------------------------------------------------------------------------------------------------------
791 - 800                      8         2,121,281       0.17      6.158      5.560     12.671      6.171       0.52      349
---------------------------------------------------------------------------------------------------------------------------------
801 - 810                     11         2,859,356       0.23      6.509      5.441     12.688      6.188       0.52      341
---------------------------------------------------------------------------------------------------------------------------------
811 - 820                      2           289,356       0.02      7.659      5.500     13.575      7.075       0.52      321
---------------------------------------------------------------------------------------------------------------------------------
Total:                      6557     1,256,126,072     100.00      7.000      6.092     13.199      6.702       0.52      340
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------
                                                                      Month
                              Rem      Orig    Initial   Periodic    to Next   Provided    Known
FICO Spreadsheet Request    Amort      Term        Cap        Cap        Adj        LTV    FICOs    Avg Balance     LTV>80w MI
------------------------------------------------------------------------------------------------------------------------------
500 - 500                     356       360      1.639      1.000         20      76.17      500        167,579              0
------------------------------------------------------------------------------------------------------------------------------
501 - 510                     356       360      1.999      1.000         21      77.14      505        214,072              0
------------------------------------------------------------------------------------------------------------------------------
511 - 520                     356       359      1.915      1.004         21      79.45      516        182,919              0
------------------------------------------------------------------------------------------------------------------------------
521 - 530                     355       358      1.808      1.000         21      74.07      525        180,390              0
------------------------------------------------------------------------------------------------------------------------------
531 - 540                     356       359      2.181      1.013         21      77.70      535        191,930              0
------------------------------------------------------------------------------------------------------------------------------
541 - 550                     354       355      2.080      1.000         20      77.55      546        189,657              0
------------------------------------------------------------------------------------------------------------------------------
551 - 560                     354       357      1.958      1.000         22      78.54      555        208,399              0
------------------------------------------------------------------------------------------------------------------------------
561 - 570                     355       356      2.038      1.000         22      75.22      565        198,041              0
------------------------------------------------------------------------------------------------------------------------------
571 - 580                     355       352      2.122      1.000         24      78.92      575        192,129              0
------------------------------------------------------------------------------------------------------------------------------
581 - 590                     351       344      2.266      1.004         23      81.49      585        168,148              0
------------------------------------------------------------------------------------------------------------------------------
591 - 600                     356       347      2.282      1.000         23      81.53      596        178,263              0
------------------------------------------------------------------------------------------------------------------------------
601 - 610                     355       344      2.451      1.012         22      81.92      605        182,790              0
------------------------------------------------------------------------------------------------------------------------------
611 - 620                     355       342      2.430      1.004         22      82.61      615        191,819              0
------------------------------------------------------------------------------------------------------------------------------
621 - 630                     355       343      2.464      1.003         23      81.95      625        200,315              0
------------------------------------------------------------------------------------------------------------------------------
631 - 640                     355       342      2.369      1.011         23      82.65      636        189,813              0
------------------------------------------------------------------------------------------------------------------------------
641 - 650                     355       341      2.574      1.003         24      82.95      645        189,882              0
------------------------------------------------------------------------------------------------------------------------------
651 - 660                     356       340      2.471      1.004         23      82.91      656        195,513              0
------------------------------------------------------------------------------------------------------------------------------
661 - 670                     356       343      2.600      1.001         23      83.29      665        203,735              0
------------------------------------------------------------------------------------------------------------------------------
671 - 680                     355       339      2.656      1.003         23      83.54      675        193,307              0
------------------------------------------------------------------------------------------------------------------------------
681 - 690                     355       338      2.664      1.000         24      82.24      686        193,613              0
------------------------------------------------------------------------------------------------------------------------------
691 - 700                     355       340      2.614      0.996         24      82.70      695        199,616              0
------------------------------------------------------------------------------------------------------------------------------
701 - 710                     355       336      2.869      1.000         25      83.03      706        206,649              0
------------------------------------------------------------------------------------------------------------------------------
711 - 720                     356       339      2.688      1.000         24      83.46      715        188,780              0
------------------------------------------------------------------------------------------------------------------------------
721 - 730                     356       339      2.581      1.000         22      83.83      726        174,460              0
------------------------------------------------------------------------------------------------------------------------------
731 - 740                     356       340      2.504      1.000         23      82.03      736        197,574              0
------------------------------------------------------------------------------------------------------------------------------
741 - 750                     356       338      2.660      1.018         24      82.69      746        192,173              0
------------------------------------------------------------------------------------------------------------------------------
751 - 760                     349       334      2.868      1.000         26      80.63      756        166,333              0
------------------------------------------------------------------------------------------------------------------------------
761 - 770                     357       336      2.842      1.000         27      81.87      765        189,619              0
------------------------------------------------------------------------------------------------------------------------------
771 - 780                     356       339      2.944      1.000         27      81.07      775        203,998              0
------------------------------------------------------------------------------------------------------------------------------
781 - 790                     319       298      2.644      1.000         21      83.91      784        164,220              0
------------------------------------------------------------------------------------------------------------------------------
791 - 800                     356       353      2.158      1.000         21      79.28      795        265,160              0
------------------------------------------------------------------------------------------------------------------------------
801 - 810                     357       344      2.706      1.000         22      79.86      805        259,941              0
------------------------------------------------------------------------------------------------------------------------------
811 - 820                     357       324      3.000      1.000         21      84.00      816        144,678              0
------------------------------------------------------------------------------------------------------------------------------
Total:                        355       343      2.450      1.003         23      81.86      640        191,570              0
------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                   All records



Table of Contents

1. Range of Gross Interest Rates (%)
2. Lien Position
3. Range of Cut-off Date Principal Balances ($)
4. Range of Original Combined LTV Ratios (%)
5. Range of Current Combined LTV Ratios (%)
6. Range of Credit Scores
7. Documentation Level
8. Loan Purpose
9. Occupancy Type
10. Property Type
11. Geographic Distribution of Mortgaged Properties
12. Range of Remaining Terms (Months)
13. Product Types
14. Subsequent Periodic Cap (%)
15. Range of Maximum Loan Rates (%)
16. Range of Gross Margins (%)



1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Gross Interest Rates (%)                            Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                   28       10,267,783         0.82       4.969        356       78.82
5.000 - 5.999                                                  918      261,927,808        20.85       5.729        355       78.50
6.000 - 6.999                                                2,143      540,496,676        43.03       6.556        355       80.36
7.000 - 7.999                                                1,170      250,646,145        19.95       7.498        354       81.30
8.000 - 8.999                                                  661       86,486,918         6.89       8.473        321       85.58
9.000 - 9.999                                                  789       55,110,770         4.39       9.653        226       94.46
10.000 - 10.999                                                642       41,370,288         3.29      10.633        184       98.26
11.000 - 11.999                                                181        8,575,827         0.68      11.500        178       98.88
12.000 - 12.999                                                 25        1,243,857         0.10      12.487        186       99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750
Maximum: 12.990
Weighted Average: 7.000


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Gross Interest Rates (%)                            Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                  687     52.87   100.00     0.00       36.91
5.000 - 5.999                                                  663     56.36    97.34     5.23       39.68
6.000 - 6.999                                                  646     40.09    95.14    11.86       40.50
7.000 - 7.999                                                  618     41.10    91.33     9.93       40.35
8.000 - 8.999                                                  601     53.27    90.73    25.62       39.22
9.000 - 9.999                                                  635     48.89    97.41    75.82       40.68
10.000 - 10.999                                                636     40.63    98.09    97.08       41.16
11.000 - 11.999                                                629     31.04    96.06   100.00       42.12
12.000 - 12.999                                                616     39.42   100.00   100.00       42.49
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Minimum: 4.750
Maximum: 12.990
Weighted Average: 7.000



2. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Lien Position                                                Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                     4,788    1,148,842,153        91.46       6.716        355       80.24
2nd Lien                                                     1,769      107,283,920         8.54      10.044        178       99.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Lien Position                                                Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
1st Lien                                                       638     44.91    94.51     9.52       40.16
2nd Lien                                                       660     46.43    97.64   100.00       40.93
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



3. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Cut-off Date Principal Balances ($)                 Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                               189        3,730,109         0.30      10.249        178       99.10
25,000.01 - 50,000.00                                          668       25,155,048         2.00       9.966        197       96.64
50,000.01 - 75,000.00                                          761       47,395,410         3.77       9.292        234       92.59
75,000.01 - 100,000.00                                         537       47,081,549         3.75       8.622        267       88.92
100,000.01 - 125,000.00                                        538       60,746,085         4.84       7.741        313       83.51
125,000.01 - 150,000.00                                        464       64,045,525         5.10       7.318        334       81.91
150,000.01 - 175,000.00                                        403       65,452,105         5.21       7.015        345       79.88
175,000.01 - 200,000.00                                        381       71,680,590         5.71       6.985        348       80.01
200,000.01 - 225,000.00                                        353       75,345,769         6.00       6.716        356       79.66
225,000.01 - 250,000.00                                        366       87,028,687         6.93       6.697        355       79.93
250,000.01 - 275,000.00                                        313       82,013,373         6.53       6.730        356       79.70
275,000.01 - 300,000.00                                        284       81,718,044         6.51       6.673        357       80.66
300,000.01 - 325,000.00                                        210       65,671,059         5.23       6.660        353       80.74
325,000.01 - 350,000.00                                        190       64,123,545         5.10       6.683        356       80.43
350,000.01 - 375,000.00                                        180       65,142,649         5.19       6.514        356       82.32
375,000.01 - 400,000.00                                        134       52,216,014         4.16       6.667        355       81.09
400,000.01 - 425,000.00                                         99       40,910,047         3.26       6.493        354       80.03
425,000.01 - 450,000.00                                        107       46,958,591         3.74       6.540        355       81.28
450,000.01 - 475,000.00                                         79       36,554,811         2.91       6.404        357       80.67
475,000.01 - 500,000.00                                         70       34,270,610         2.73       6.519        357       81.08
500,000.01 - 525,000.00                                         43       22,182,430         1.77       6.359        355       83.41
525,000.01 - 550,000.00                                         42       22,538,158         1.79       6.541        356       80.42
550,000.01 - 575,000.00                                         25       14,045,388         1.12       6.628        357       81.21
575,000.01 - 600,000.00                                         37       21,863,253         1.74       6.566        356       81.28
600,000.01 >=                                                   84       58,257,221         4.64       6.514        356       79.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12,387
Maximum: 995,431
Average: 191,570




----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Cut-off Date Principal Balances ($)                 Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                               638     67.36    94.06   100.00       38.85
25,000.01 - 50,000.00                                          646     58.40    93.76    92.42       39.95
50,000.01 - 75,000.00                                          645     51.58    93.32    74.53       39.73
75,000.01 - 100,000.00                                         640     55.33    92.94    59.05       39.77
100,000.01 - 125,000.00                                        634     54.25    93.20    35.18       39.28
125,000.01 - 150,000.00                                        628     59.32    91.81    24.79       39.31
150,000.01 - 175,000.00                                        631     50.01    92.86    17.35       38.98
175,000.01 - 200,000.00                                        633     53.09    93.16    15.97       40.34
200,000.01 - 225,000.00                                        642     49.03    93.97    10.21       40.86
225,000.01 - 250,000.00                                        636     44.52    95.38     7.66       40.95
250,000.01 - 275,000.00                                        634     43.50    96.50    11.48       40.41
275,000.01 - 300,000.00                                        642     43.57    94.00     7.72       41.93
300,000.01 - 325,000.00                                        641     33.25    97.66     9.50       39.83
325,000.01 - 350,000.00                                        638     38.99    93.12     5.81       41.47
350,000.01 - 375,000.00                                        649     36.79    96.70     7.20       41.64
375,000.01 - 400,000.00                                        639     35.05    98.55     5.94       41.41
400,000.01 - 425,000.00                                        651     32.27    92.93     9.07       39.14
425,000.01 - 450,000.00                                        644     34.64    95.33     7.47       39.32
450,000.01 - 475,000.00                                        652     44.40    96.22     6.34       40.77
475,000.01 - 500,000.00                                        652     37.17    98.60     7.12       40.33
500,000.01 - 525,000.00                                        641     65.09    95.30     4.60       40.37
525,000.01 - 550,000.00                                        645     30.87   100.00     7.16       41.53
550,000.01 - 575,000.00                                        649     51.97    92.01     4.01       41.49
575,000.01 - 600,000.00                                        655     27.00    97.27     2.64       36.48
600,000.01 >=                                                  641     46.71    94.13     4.91       37.96
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Minimum: 12,387
Maximum: 995,431
Average: 191,570



4. Range of Original Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
Range of Original Combined LTV Ratios                     Mortgage          Balance    Principal        Rate       Term         LTV
(%)                                                          Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                         9          852,376         0.07       7.350        328       23.94
30.01 - 40.00                                                   35        4,889,327         0.39       6.681        348       37.07
40.01 - 50.00                                                   67       12,649,771         1.01       6.767        345       46.19
50.01 - 60.00                                                  120       22,664,225         1.80       6.956        349       55.28
60.01 - 70.00                                                  273       64,247,255         5.11       6.935        352       66.44
70.01 - 80.00                                                2,928      723,672,171        57.61       6.511        356       79.21
80.01 - 90.00                                                1,082      248,928,095        19.82       7.124        353       87.50
90.01 - 100.00                                               2,043      178,222,852        14.19       8.868        251       97.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.54
Maximum: 100.00
Weighted Average: 81.86



----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
Range of Original Combined LTV Ratios                         FICO      Full    Owner    Fixed     Average
(%)                                                          Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
<= 30.00                                                       601     85.97    94.74    47.01       32.10
30.01 - 40.00                                                  618     55.54    93.34    43.25       36.65
40.01 - 50.00                                                  613     41.78    93.23    30.09       37.97
50.01 - 60.00                                                  606     43.09    93.86    34.97       37.71
60.01 - 70.00                                                  600     45.78    95.01    17.98       39.41
70.01 - 80.00                                                  650     39.25    95.58     6.51       40.60
80.01 - 90.00                                                  617     55.60    91.90    12.58       39.54
90.01 - 100.00                                                 653     53.51    95.75    63.04       40.59
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------
Minimum: 11.54
Maximum: 100.00
Weighted Average: 81.86



5. Range of Current Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
Range of Current Combined LTV Ratios                      Mortgage          Balance    Principal        Rate       Term         LTV
(%)                                                          Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                        10          917,661         0.07       7.218        313       24.38
30.01 - 40.00                                                   35        5,030,464         0.40       6.684        352       37.28
40.01 - 50.00                                                   66       12,443,349         0.99       6.774        345       46.29
50.01 - 60.00                                                  120       22,664,225         1.80       6.956        349       55.28
60.01 - 70.00                                                  280       65,571,734         5.22       6.933        352       66.52
70.01 - 80.00                                                2,926      722,972,144        57.56       6.510        356       79.22
80.01 - 90.00                                                1,079      248,717,153        19.80       7.124        353       87.53
90.01 - 100.00                                               2,041      177,809,341        14.16       8.874        250       97.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.50
Maximum: 99.99
Weighted Average: 81.70



----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
Range of Current Combined LTV Ratios                          FICO      Full    Owner    Fixed     Average
(%)                                                          Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
<= 30.00                                                       605     86.97    95.11    50.78       32.08
30.01 - 40.00                                                  620     56.79    89.42    44.84       36.85
40.01 - 50.00                                                  612     40.81    94.78    28.93       37.94
50.01 - 60.00                                                  606     43.09    93.86    34.97       37.71
60.01 - 70.00                                                  599     45.25    95.11    18.13       39.38
70.01 - 80.00                                                  650     39.32    95.58     6.52       40.60
80.01 - 90.00                                                  617     55.62    91.89    12.45       39.54
90.01 - 100.00                                                 653     53.41    95.74    63.19       40.59
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------
Minimum: 11.50
Maximum: 99.99
Weighted Average: 81.70



6. Range of Credit Scores

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Credit Scores                                       Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 525                                                      228       43,536,092         3.47       8.123        356       77.44
526 - 550                                                      240       45,224,066         3.60       7.915        353       77.16
551 - 575                                                      325       65,602,905         5.22       7.326        353       77.54
576 - 600                                                      710      124,344,891         9.90       7.127        343       81.11
601 - 625                                                    1,191      225,827,379        17.98       7.048        340       82.25
626 - 650                                                    1,148      221,367,442        17.62       6.935        339       82.59
651 - 675                                                    1,039      206,396,879        16.43       6.865        337       83.14
676 - 700                                                      742      144,560,933        11.51       6.785        336       82.71
701 - 725                                                      455       88,143,845         7.02       6.656        334       83.34
726 - 750                                                      256       48,825,402         3.89       6.668        336       82.67
751 - 775                                                      157       29,792,669         2.37       6.604        333       81.09
776 - 800                                                       53        9,354,856         0.74       6.494        321       82.43
Above 800                                                       13        3,148,712         0.25       6.614        339       80.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 816
Non-Zero Weighted Average: 640


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Credit Scores                                       Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
500 - 525                                                      512     70.31    97.84     5.66       41.47
526 - 550                                                      539     61.71    98.29     7.76       39.47
551 - 575                                                      563     54.29    96.81    10.62       39.43
576 - 600                                                      589     67.39    98.42    17.01       40.79
601 - 625                                                      614     53.81    96.92    18.31       40.56
626 - 650                                                      638     43.15    94.76    18.52       40.16
651 - 675                                                      663     33.94    94.68    18.48       40.42
676 - 700                                                      687     30.22    92.69    19.31       39.62
701 - 725                                                      712     29.77    88.71    17.92       39.47
726 - 750                                                      737     29.48    89.23    15.81       40.32
751 - 775                                                      764     34.37    89.72    23.74       40.86
776 - 800                                                      784     48.11    88.61    31.22       40.30
Above 800                                                      806     52.75    88.94    19.97       37.65
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 816
Non-Zero Weighted Average: 640



7. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Documentation Level                                          Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                           3,265      565,740,430        45.04       6.929        339       82.57
Stated Documentation                                         2,441      496,780,448        39.55       7.163        339       80.74
Limited/Alternate Documentation                                851      193,605,194        15.41       6.793        343       82.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Documentation Level                                          Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Full Documentation                                             626    100.00    95.27    19.69       40.93
Stated Documentation                                           660      0.00    94.71    15.65       40.71
Limited/Alternate Documentation                                632      0.00    93.53    14.19       36.92
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



8. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Loan Purpose                                                 Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                     3,566      614,492,631        48.92       7.049        332       83.63
Refinance - Cashout                                          2,396      518,320,209        41.26       6.956        347       80.26
Refinance - Rate Term                                          595      123,313,232         9.82       6.949        349       79.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Loan Purpose                                                 Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Purchase                                                       661     37.36    94.02    16.33       40.52
Refinance - Cashout                                            620     51.38    95.30    17.42       40.03
Refinance - Rate Term                                          618     56.68    96.38    21.06       39.59
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



9. Occupancy Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Occupancy Type                                               Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                      6,172    1,190,559,674        94.78       6.991        339       81.86
Non-Owner Occupied                                             213       36,160,080         2.88       7.338        356       80.27
Second Home                                                    172       29,406,318         2.34       6.950        340       83.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Occupancy Type                                               Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Primary                                                        639     45.27   100.00    17.53       40.31
Non-Owner Occupied                                             657     49.53     0.00    10.98       38.36
Second Home                                                    685     30.07     0.00    13.31       38.92
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



10. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Property Type                                                Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                      4,580      867,285,247        69.04       7.015        340       81.78
Planned Unit Development                                       968      188,826,481        15.03       7.039        337       82.85
Condominium                                                    652      109,563,512         8.72       6.846        336       82.14
2-4 Family                                                     329       86,214,088         6.86       6.964        345       80.52
Manufactured Housing                                            28        4,236,744         0.34       7.039        357       74.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Property Type                                                Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Single Family Residence                                        636     45.16    95.77    17.71       40.15
Planned Unit Development                                       644     47.68    93.39    15.69       40.59
Condominium                                                    655     47.29    94.00    15.07       40.43
2-4 Family                                                     658     34.42    88.63    17.47       40.04
Manufactured Housing                                           649     60.02   100.00    42.05       37.29
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



11. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Geographic Distribution of Mortgaged Properties              Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                                   2,774      674,451,700        53.69       6.783        340       81.01
New York                                                       346       79,868,510         6.36       6.903        342       81.43
Maryland                                                       318       57,357,334         4.57       7.273        339       83.37
Virginia                                                       303       54,376,042         4.33       7.369        337       82.92
Florida                                                        370       51,945,337         4.14       7.358        340       83.22
New Jersey                                                     225       42,923,033         3.42       7.156        344       82.16
Illinois                                                       269       42,247,962         3.36       7.388        343       83.82
Texas                                                          348       33,091,175         2.63       7.413        333       82.35
Nevada                                                         167       32,653,627         2.60       7.038        341       82.50
Arizona                                                        185       24,385,214         1.94       7.166        332       82.99
Washington                                                     139       18,974,008         1.51       7.083        337       84.02
Connecticut                                                     78       16,082,797         1.28       6.976        351       81.52
Massachusetts                                                   87       15,079,681         1.20       7.296        333       82.03
Pennsylvania                                                   112       14,218,212         1.13       7.411        340       81.70
Colorado                                                        68       11,027,783         0.88       7.020        344       82.90
Other                                                          768       87,443,657         6.96       7.533        340       84.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Geographic Distribution of Mortgaged Properties              Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
California                                                     647     42.30    96.23    15.00       40.12
New York                                                       644     33.55    97.33    30.77       40.84
Maryland                                                       638     51.11    97.06    14.21       41.35
Virginia                                                       637     45.93    96.91    13.67       41.49
Florida                                                        634     48.97    87.54    18.46       40.55
New Jersey                                                     621     50.34    93.38    18.91       41.12
Illinois                                                       632     45.93    97.03    13.31       40.56
Texas                                                          633     48.76    93.58    26.64       38.52
Nevada                                                         652     37.95    74.85    12.28       40.28
Arizona                                                        646     42.76    81.38    18.35       38.06
Washington                                                     627     51.34    96.34    22.05       40.43
Connecticut                                                    625     47.98    91.63    15.98       39.67
Massachusetts                                                  651     37.30    95.43    17.09       42.03
Pennsylvania                                                   607     63.07    95.86    23.47       40.91
Colorado                                                       622     58.37    97.01    17.69       39.81
Other                                                          617     63.44    93.65    22.94       39.10
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 49



12. Range of Remaining Terms (Months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
Range of Remaining Terms                                  Mortgage          Balance    Principal        Rate       Term         LTV
(Months)                                                     Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                        4          267,036         0.02       6.454        116       53.52
169 - 180                                                    1,813      114,616,887         9.12       9.812        177       97.60
229 - 240                                                       21        2,361,171         0.19       7.425        236       74.76
289 - 300                                                        3        1,060,821         0.08       6.435        296       81.60
349 - 360                                                    4,716    1,137,820,158        90.58       6.717        357       80.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
Range of Remaining Terms                                      FICO      Full    Owner    Fixed     Average
(Months)                                                     Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
109 - 120                                                      633     80.99   100.00   100.00       36.95
169 - 180                                                      659     47.21    97.55   100.00       40.74
229 - 240                                                      630     44.99    97.43   100.00       39.08
289 - 300                                                      662     85.45    85.45    85.45       44.36
349 - 360                                                      638     44.77    94.50     8.65       40.17
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Minimum: 116
Maximum: 358
Weighted Average: 340



13. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Product Types                                                Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                  4          267,036         0.02       6.454        116       53.52
Fixed - 15 Year                                                 83        9,015,167         0.72       7.104        176       77.95
Fixed - 20 Year                                                 21        2,361,171         0.19       7.425        236       74.76
Fixed - 25 Year                                                  2          906,471         0.07       6.347        296       80.17
Fixed - 30 Year                                                515       98,461,361         7.84       6.876        356       77.00
Balloon - 15/20                                                  1           15,924         0.00      11.000        176      100.00
Balloon - 15/30                                              1,729      105,585,795         8.41      10.043        177       99.28
ARM - 6 Month                                                    7        1,473,366         0.12       7.460        357       80.34
ARM - 2 Year/6 Month                                         2,806      629,348,230        50.10       6.984        357       80.19
ARM - 3 Year/6 Month                                           130       28,103,457         2.24       6.782        356       81.31
ARM - 5 Year/6 Month                                            96       22,977,588         1.83       6.339        357       79.65
Interest Only ARM - 5 Year/6 Month                             116       35,175,182         2.80       6.153        356       81.28
Interest Only ARM - 2 Year/6 Month                           1,045      321,740,673        25.61       6.226        356       81.35
Interest Only ARM - 3 Year/6 Month                               2          694,650         0.06       6.914        355       93.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Product Types                                                Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                633     80.99   100.00   100.00       36.95
Fixed - 15 Year                                                643     60.17    96.02   100.00       38.49
Fixed - 20 Year                                                630     44.99    97.43   100.00       39.08
Fixed - 25 Year                                                668    100.00   100.00   100.00       45.33
Fixed - 30 Year                                                639     55.99    94.91   100.00       39.95
Balloon - 15/20                                                659    100.00   100.00   100.00       53.98
Balloon - 15/30                                                660     46.09    97.68   100.00       40.93
ARM - 6 Month                                                  592      0.00    75.89     0.00       44.08
ARM - 2 Year/6 Month                                           626     37.71    93.22     0.00       41.16
ARM - 3 Year/6 Month                                           628     50.94    89.85     0.00       39.85
ARM - 5 Year/6 Month                                           647     46.30    86.45     0.00       39.60
Interest Only ARM - 5 Year/6 Month                             670     55.75    98.20     0.00       37.22
Interest Only ARM - 2 Year/6 Month                             660     53.45    97.50     0.00       38.66
Interest Only ARM - 3 Year/6 Month                             628     61.13   100.00     0.00       43.88
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



14. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Subsequent Periodic Cap (%)                                  Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             2,355      216,612,926        17.24       8.433        259       87.86
0.5                                                              1          319,055         0.03       7.575        356       80.00
1                                                            4,182    1,033,701,910        82.29       6.702        357       80.62
1.5                                                             13        3,696,539         0.29       6.683        356       78.39
2                                                                6        1,795,642         0.14       6.548        355       81.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Subsequent Periodic Cap (%)                                  Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               649     51.44    96.36   100.00       40.38
0.5                                                            699      0.00   100.00     0.00       37.97
1                                                              638     43.55    94.42     0.00       40.20
1.5                                                            626     75.72   100.00     0.00       38.89
2                                                              633     72.28   100.00     0.00       36.72
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Minimum: 0.500
Maximum: 2.000
Weighted Average: 1.003



15. Range of Maximum Loan Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Maximum Loan Rates (%)                              Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             2,355      216,612,926        17.24       8.433        259       87.86
<= 13.000                                                    1,797      504,892,413        40.19       5.997        357       79.87
13.001 - 13.500                                                962      237,299,766        18.89       6.814        357       81.00
13.501 - 14.000                                                534      126,166,324        10.04       7.303        357       81.89
14.001 - 14.500                                                461       97,052,928         7.73       7.800        357       80.90
14.501 - 15.000                                                196       36,149,769         2.88       8.297        357       83.86
15.001 - 15.500                                                148       24,512,232         1.95       8.796        357       79.58
15.501 - 16.000                                                 59        8,019,083         0.64       9.269        357       81.21
16.001 - 16.500                                                 35        4,214,481         0.34       9.805        356       80.91
16.501 - 17.000                                                  8        1,081,417         0.09      10.385        357       76.37
17.001 - 17.500                                                  2          124,734         0.01      10.654        357       85.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Maximum Loan Rates (%)                              Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               649     51.44    96.36   100.00       40.38
<= 13.000                                                      657     48.63    96.57     0.00       40.03
13.001 - 13.500                                                641     35.45    94.69     0.00       40.38
13.501 - 14.000                                                627     36.60    90.75     0.00       40.22
14.001 - 14.500                                                605     40.68    90.78     0.00       41.07
14.501 - 15.000                                                580     51.35    89.85     0.00       39.24
15.001 - 15.500                                                561     48.88    89.17     0.00       39.82
15.501 - 16.000                                                543     58.00    94.18     0.00       39.58
16.001 - 16.500                                                546     76.97    98.94     0.00       40.11
16.501 - 17.000                                                523     40.20    74.19     0.00       35.54
17.001 - 17.500                                                544    100.00   100.00     0.00       41.75
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 9.275
Maximum: 17.216
Non Fixed Rate Weighted Average: 13.199



16. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Gross Margins (%)                                   Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             2,355      216,612,926        17.24       8.433        259       87.86
<=5.000                                                        463      120,221,842         9.57       6.073        357       79.11
5.001 - 5.500                                                  660      179,714,689        14.31       6.092        356       79.41
5.501 - 6.000                                                  806      211,183,029        16.81       6.445        357       79.59
6.001 - 6.500                                                1,005      258,328,461        20.57       6.777        357       81.07
6.501 - 7.000                                                  610      142,718,572        11.36       7.207        356       81.64
7.001 - 7.500                                                  334       71,398,749         5.68       7.596        357       82.66
7.501 - 8.000                                                  263       44,815,971         3.57       8.139        357       84.68
8.001 - 8.500                                                   37        6,608,957         0.53       8.402        357       81.65
8.501 - 9.000                                                   16        2,755,258         0.22       8.593        357       81.86
>=9.001                                                          8        1,767,619         0.14       8.713        356       84.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Gross Margins (%)                                   Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               649     51.44    96.36   100.00       40.38
<=5.000                                                        660     54.52    96.57     0.00       40.25
5.001 - 5.500                                                  649     54.27    96.22     0.00       39.87
5.501 - 6.000                                                  643     41.88    96.28     0.00       40.45
6.001 - 6.500                                                  640     36.50    94.00     0.00       40.36
6.501 - 7.000                                                  623     41.00    91.81     0.00       40.45
7.001 - 7.500                                                  613     38.19    93.77     0.00       40.18
7.501 - 8.000                                                  606     41.28    86.42     0.00       38.56
8.001 - 8.500                                                  592     36.55    86.88     0.00       38.62
8.501 - 9.000                                                  579     48.49    88.02     0.00       42.65
>=9.001                                                        538     28.24   100.00     0.00       37.97
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 1.700
Maximum: 9.900
Non Fixed Rate Weighted Average: 6.092

This information is being delivered to a specific number of prospective
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Information contained in this material is current as of the date appearing on
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

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                   All records



Table of Contents

1. Range of Gross Interest Rates (%)
2. Lien Position
3. Range of Cut-off Date Principal Balances ($)
4. Range of Original Combined LTV Ratios (%)
5. Range of Current Combined LTV Ratios (%)
6. Range of Credit Scores
7. Documentation Level
8. Loan Purpose
9. Occupancy Type
10. Property Type
11. Geographic Distribution of Mortgaged Properties
12. Range of Remaining Terms (Months)
13. Product Types
14. Subsequent Periodic Cap (%)
15. Range of Maximum Loan Rates (%)
16. Range of Gross Margins (%)



1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Gross Interest Rates (%)                            Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                   28       10,267,783         0.82       4.969        356       78.82
5.000 - 5.999                                                  918      261,927,808        20.85       5.729        355       78.50
6.000 - 6.999                                                2,143      540,496,676        43.03       6.556        355       80.36
7.000 - 7.999                                                1,170      250,646,145        19.95       7.498        354       81.30
8.000 - 8.999                                                  661       86,486,918         6.89       8.473        321       85.58
9.000 - 9.999                                                  789       55,110,770         4.39       9.653        226       94.46
10.000 - 10.999                                                642       41,370,288         3.29      10.633        184       98.26
11.000 - 11.999                                                181        8,575,827         0.68      11.500        178       98.88
12.000 - 12.999                                                 25        1,243,857         0.10      12.487        186       99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750
Maximum: 12.990
Weighted Average: 7.000


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Gross Interest Rates (%)                            Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                  687     52.87   100.00     0.00       36.91
5.000 - 5.999                                                  663     56.36    97.34     5.23       39.68
6.000 - 6.999                                                  646     40.09    95.14    11.86       40.50
7.000 - 7.999                                                  618     41.10    91.33     9.93       40.35
8.000 - 8.999                                                  601     53.27    90.73    25.62       39.22
9.000 - 9.999                                                  635     48.89    97.41    75.82       40.68
10.000 - 10.999                                                636     40.63    98.09    97.08       41.16
11.000 - 11.999                                                629     31.04    96.06   100.00       42.12
12.000 - 12.999                                                616     39.42   100.00   100.00       42.49
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Minimum: 4.750
Maximum: 12.990
Weighted Average: 7.000



2. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Lien Position                                                Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                     4,788    1,148,842,153        91.46       6.716        355       80.24
2nd Lien                                                     1,769      107,283,920         8.54      10.044        178       99.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Lien Position                                                Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
1st Lien                                                       638     44.91    94.51     9.52       40.16
2nd Lien                                                       660     46.43    97.64   100.00       40.93
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



3. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Cut-off Date Principal Balances ($)                 Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                               189        3,730,109         0.30      10.249        178       99.10
25,000.01 - 50,000.00                                          668       25,155,048         2.00       9.966        197       96.64
50,000.01 - 75,000.00                                          761       47,395,410         3.77       9.292        234       92.59
75,000.01 - 100,000.00                                         537       47,081,549         3.75       8.622        267       88.92
100,000.01 - 125,000.00                                        538       60,746,085         4.84       7.741        313       83.51
125,000.01 - 150,000.00                                        464       64,045,525         5.10       7.318        334       81.91
150,000.01 - 175,000.00                                        403       65,452,105         5.21       7.015        345       79.88
175,000.01 - 200,000.00                                        381       71,680,590         5.71       6.985        348       80.01
200,000.01 - 225,000.00                                        353       75,345,769         6.00       6.716        356       79.66
225,000.01 - 250,000.00                                        366       87,028,687         6.93       6.697        355       79.93
250,000.01 - 275,000.00                                        313       82,013,373         6.53       6.730        356       79.70
275,000.01 - 300,000.00                                        284       81,718,044         6.51       6.673        357       80.66
300,000.01 - 325,000.00                                        210       65,671,059         5.23       6.660        353       80.74
325,000.01 - 350,000.00                                        190       64,123,545         5.10       6.683        356       80.43
350,000.01 - 375,000.00                                        180       65,142,649         5.19       6.514        356       82.32
375,000.01 - 400,000.00                                        134       52,216,014         4.16       6.667        355       81.09
400,000.01 - 425,000.00                                         99       40,910,047         3.26       6.493        354       80.03
425,000.01 - 450,000.00                                        107       46,958,591         3.74       6.540        355       81.28
450,000.01 - 475,000.00                                         79       36,554,811         2.91       6.404        357       80.67
475,000.01 - 500,000.00                                         70       34,270,610         2.73       6.519        357       81.08
500,000.01 - 525,000.00                                         43       22,182,430         1.77       6.359        355       83.41
525,000.01 - 550,000.00                                         42       22,538,158         1.79       6.541        356       80.42
550,000.01 - 575,000.00                                         25       14,045,388         1.12       6.628        357       81.21
575,000.01 - 600,000.00                                         37       21,863,253         1.74       6.566        356       81.28
600,000.01 >=                                                   84       58,257,221         4.64       6.514        356       79.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12,387
Maximum: 995,431
Average: 191,570




----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Cut-off Date Principal Balances ($)                 Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                               638     67.36    94.06   100.00       38.85
25,000.01 - 50,000.00                                          646     58.40    93.76    92.42       39.95
50,000.01 - 75,000.00                                          645     51.58    93.32    74.53       39.73
75,000.01 - 100,000.00                                         640     55.33    92.94    59.05       39.77
100,000.01 - 125,000.00                                        634     54.25    93.20    35.18       39.28
125,000.01 - 150,000.00                                        628     59.32    91.81    24.79       39.31
150,000.01 - 175,000.00                                        631     50.01    92.86    17.35       38.98
175,000.01 - 200,000.00                                        633     53.09    93.16    15.97       40.34
200,000.01 - 225,000.00                                        642     49.03    93.97    10.21       40.86
225,000.01 - 250,000.00                                        636     44.52    95.38     7.66       40.95
250,000.01 - 275,000.00                                        634     43.50    96.50    11.48       40.41
275,000.01 - 300,000.00                                        642     43.57    94.00     7.72       41.93
300,000.01 - 325,000.00                                        641     33.25    97.66     9.50       39.83
325,000.01 - 350,000.00                                        638     38.99    93.12     5.81       41.47
350,000.01 - 375,000.00                                        649     36.79    96.70     7.20       41.64
375,000.01 - 400,000.00                                        639     35.05    98.55     5.94       41.41
400,000.01 - 425,000.00                                        651     32.27    92.93     9.07       39.14
425,000.01 - 450,000.00                                        644     34.64    95.33     7.47       39.32
450,000.01 - 475,000.00                                        652     44.40    96.22     6.34       40.77
475,000.01 - 500,000.00                                        652     37.17    98.60     7.12       40.33
500,000.01 - 525,000.00                                        641     65.09    95.30     4.60       40.37
525,000.01 - 550,000.00                                        645     30.87   100.00     7.16       41.53
550,000.01 - 575,000.00                                        649     51.97    92.01     4.01       41.49
575,000.01 - 600,000.00                                        655     27.00    97.27     2.64       36.48
600,000.01 >=                                                  641     46.71    94.13     4.91       37.96
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Minimum: 12,387
Maximum: 995,431
Average: 191,570



4. Range of Original Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
Range of Original Combined LTV Ratios                     Mortgage          Balance    Principal        Rate       Term         LTV
(%)                                                          Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                         9          852,376         0.07       7.350        328       23.94
30.01 - 40.00                                                   35        4,889,327         0.39       6.681        348       37.07
40.01 - 50.00                                                   67       12,649,771         1.01       6.767        345       46.19
50.01 - 60.00                                                  120       22,664,225         1.80       6.956        349       55.28
60.01 - 70.00                                                  273       64,247,255         5.11       6.935        352       66.44
70.01 - 80.00                                                2,928      723,672,171        57.61       6.511        356       79.21
80.01 - 90.00                                                1,082      248,928,095        19.82       7.124        353       87.50
90.01 - 100.00                                               2,043      178,222,852        14.19       8.868        251       97.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.54
Maximum: 100.00
Weighted Average: 81.86



----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
Range of Original Combined LTV Ratios                         FICO      Full    Owner    Fixed     Average
(%)                                                          Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
<= 30.00                                                       601     85.97    94.74    47.01       32.10
30.01 - 40.00                                                  618     55.54    93.34    43.25       36.65
40.01 - 50.00                                                  613     41.78    93.23    30.09       37.97
50.01 - 60.00                                                  606     43.09    93.86    34.97       37.71
60.01 - 70.00                                                  600     45.78    95.01    17.98       39.41
70.01 - 80.00                                                  650     39.25    95.58     6.51       40.60
80.01 - 90.00                                                  617     55.60    91.90    12.58       39.54
90.01 - 100.00                                                 653     53.51    95.75    63.04       40.59
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------
Minimum: 11.54
Maximum: 100.00
Weighted Average: 81.86



5. Range of Current Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
Range of Current Combined LTV Ratios                      Mortgage          Balance    Principal        Rate       Term         LTV
(%)                                                          Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                        10          917,661         0.07       7.218        313       24.38
30.01 - 40.00                                                   35        5,030,464         0.40       6.684        352       37.28
40.01 - 50.00                                                   66       12,443,349         0.99       6.774        345       46.29
50.01 - 60.00                                                  120       22,664,225         1.80       6.956        349       55.28
60.01 - 70.00                                                  280       65,571,734         5.22       6.933        352       66.52
70.01 - 80.00                                                2,926      722,972,144        57.56       6.510        356       79.22
80.01 - 90.00                                                1,079      248,717,153        19.80       7.124        353       87.53
90.01 - 100.00                                               2,041      177,809,341        14.16       8.874        250       97.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.50
Maximum: 99.99
Weighted Average: 81.70



----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
Range of Current Combined LTV Ratios                          FICO      Full    Owner    Fixed     Average
(%)                                                          Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
<= 30.00                                                       605     86.97    95.11    50.78       32.08
30.01 - 40.00                                                  620     56.79    89.42    44.84       36.85
40.01 - 50.00                                                  612     40.81    94.78    28.93       37.94
50.01 - 60.00                                                  606     43.09    93.86    34.97       37.71
60.01 - 70.00                                                  599     45.25    95.11    18.13       39.38
70.01 - 80.00                                                  650     39.32    95.58     6.52       40.60
80.01 - 90.00                                                  617     55.62    91.89    12.45       39.54
90.01 - 100.00                                                 653     53.41    95.74    63.19       40.59
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------
Minimum: 11.50
Maximum: 99.99
Weighted Average: 81.70



6. Range of Credit Scores

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Credit Scores                                       Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 525                                                      228       43,536,092         3.47       8.123        356       77.44
526 - 550                                                      240       45,224,066         3.60       7.915        353       77.16
551 - 575                                                      325       65,602,905         5.22       7.326        353       77.54
576 - 600                                                      710      124,344,891         9.90       7.127        343       81.11
601 - 625                                                    1,191      225,827,379        17.98       7.048        340       82.25
626 - 650                                                    1,148      221,367,442        17.62       6.935        339       82.59
651 - 675                                                    1,039      206,396,879        16.43       6.865        337       83.14
676 - 700                                                      742      144,560,933        11.51       6.785        336       82.71
701 - 725                                                      455       88,143,845         7.02       6.656        334       83.34
726 - 750                                                      256       48,825,402         3.89       6.668        336       82.67
751 - 775                                                      157       29,792,669         2.37       6.604        333       81.09
776 - 800                                                       53        9,354,856         0.74       6.494        321       82.43
Above 800                                                       13        3,148,712         0.25       6.614        339       80.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 816
Non-Zero Weighted Average: 640


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Credit Scores                                       Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
500 - 525                                                      512     70.31    97.84     5.66       41.47
526 - 550                                                      539     61.71    98.29     7.76       39.47
551 - 575                                                      563     54.29    96.81    10.62       39.43
576 - 600                                                      589     67.39    98.42    17.01       40.79
601 - 625                                                      614     53.81    96.92    18.31       40.56
626 - 650                                                      638     43.15    94.76    18.52       40.16
651 - 675                                                      663     33.94    94.68    18.48       40.42
676 - 700                                                      687     30.22    92.69    19.31       39.62
701 - 725                                                      712     29.77    88.71    17.92       39.47
726 - 750                                                      737     29.48    89.23    15.81       40.32
751 - 775                                                      764     34.37    89.72    23.74       40.86
776 - 800                                                      784     48.11    88.61    31.22       40.30
Above 800                                                      806     52.75    88.94    19.97       37.65
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 816
Non-Zero Weighted Average: 640



7. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Documentation Level                                          Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                           3,265      565,740,430        45.04       6.929        339       82.57
Stated Documentation                                         2,441      496,780,448        39.55       7.163        339       80.74
Limited/Alternate Documentation                                851      193,605,194        15.41       6.793        343       82.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Documentation Level                                          Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Full Documentation                                             626    100.00    95.27    19.69       40.93
Stated Documentation                                           660      0.00    94.71    15.65       40.71
Limited/Alternate Documentation                                632      0.00    93.53    14.19       36.92
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



8. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Loan Purpose                                                 Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                     3,566      614,492,631        48.92       7.049        332       83.63
Refinance - Cashout                                          2,396      518,320,209        41.26       6.956        347       80.26
Refinance - Rate Term                                          595      123,313,232         9.82       6.949        349       79.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Loan Purpose                                                 Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Purchase                                                       661     37.36    94.02    16.33       40.52
Refinance - Cashout                                            620     51.38    95.30    17.42       40.03
Refinance - Rate Term                                          618     56.68    96.38    21.06       39.59
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



9. Occupancy Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Occupancy Type                                               Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                      6,172    1,190,559,674        94.78       6.991        339       81.86
Non-Owner Occupied                                             213       36,160,080         2.88       7.338        356       80.27
Second Home                                                    172       29,406,318         2.34       6.950        340       83.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Occupancy Type                                               Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Primary                                                        639     45.27   100.00    17.53       40.31
Non-Owner Occupied                                             657     49.53     0.00    10.98       38.36
Second Home                                                    685     30.07     0.00    13.31       38.92
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



10. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Property Type                                                Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                      4,580      867,285,247        69.04       7.015        340       81.78
Planned Unit Development                                       968      188,826,481        15.03       7.039        337       82.85
Condominium                                                    652      109,563,512         8.72       6.846        336       82.14
2-4 Family                                                     329       86,214,088         6.86       6.964        345       80.52
Manufactured Housing                                            28        4,236,744         0.34       7.039        357       74.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Property Type                                                Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Single Family Residence                                        636     45.16    95.77    17.71       40.15
Planned Unit Development                                       644     47.68    93.39    15.69       40.59
Condominium                                                    655     47.29    94.00    15.07       40.43
2-4 Family                                                     658     34.42    88.63    17.47       40.04
Manufactured Housing                                           649     60.02   100.00    42.05       37.29
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



11. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Geographic Distribution of Mortgaged Properties              Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                                   2,774      674,451,700        53.69       6.783        340       81.01
New York                                                       346       79,868,510         6.36       6.903        342       81.43
Maryland                                                       318       57,357,334         4.57       7.273        339       83.37
Virginia                                                       303       54,376,042         4.33       7.369        337       82.92
Florida                                                        370       51,945,337         4.14       7.358        340       83.22
New Jersey                                                     225       42,923,033         3.42       7.156        344       82.16
Illinois                                                       269       42,247,962         3.36       7.388        343       83.82
Texas                                                          348       33,091,175         2.63       7.413        333       82.35
Nevada                                                         167       32,653,627         2.60       7.038        341       82.50
Arizona                                                        185       24,385,214         1.94       7.166        332       82.99
Washington                                                     139       18,974,008         1.51       7.083        337       84.02
Connecticut                                                     78       16,082,797         1.28       6.976        351       81.52
Massachusetts                                                   87       15,079,681         1.20       7.296        333       82.03
Pennsylvania                                                   112       14,218,212         1.13       7.411        340       81.70
Colorado                                                        68       11,027,783         0.88       7.020        344       82.90
Other                                                          768       87,443,657         6.96       7.533        340       84.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Geographic Distribution of Mortgaged Properties              Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
California                                                     647     42.30    96.23    15.00       40.12
New York                                                       644     33.55    97.33    30.77       40.84
Maryland                                                       638     51.11    97.06    14.21       41.35
Virginia                                                       637     45.93    96.91    13.67       41.49
Florida                                                        634     48.97    87.54    18.46       40.55
New Jersey                                                     621     50.34    93.38    18.91       41.12
Illinois                                                       632     45.93    97.03    13.31       40.56
Texas                                                          633     48.76    93.58    26.64       38.52
Nevada                                                         652     37.95    74.85    12.28       40.28
Arizona                                                        646     42.76    81.38    18.35       38.06
Washington                                                     627     51.34    96.34    22.05       40.43
Connecticut                                                    625     47.98    91.63    15.98       39.67
Massachusetts                                                  651     37.30    95.43    17.09       42.03
Pennsylvania                                                   607     63.07    95.86    23.47       40.91
Colorado                                                       622     58.37    97.01    17.69       39.81
Other                                                          617     63.44    93.65    22.94       39.10
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 49



12. Range of Remaining Terms (Months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
Range of Remaining Terms                                  Mortgage          Balance    Principal        Rate       Term         LTV
(Months)                                                     Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                        4          267,036         0.02       6.454        116       53.52
169 - 180                                                    1,813      114,616,887         9.12       9.812        177       97.60
229 - 240                                                       21        2,361,171         0.19       7.425        236       74.76
289 - 300                                                        3        1,060,821         0.08       6.435        296       81.60
349 - 360                                                    4,716    1,137,820,158        90.58       6.717        357       80.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
Range of Remaining Terms                                      FICO      Full    Owner    Fixed     Average
(Months)                                                     Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
109 - 120                                                      633     80.99   100.00   100.00       36.95
169 - 180                                                      659     47.21    97.55   100.00       40.74
229 - 240                                                      630     44.99    97.43   100.00       39.08
289 - 300                                                      662     85.45    85.45    85.45       44.36
349 - 360                                                      638     44.77    94.50     8.65       40.17
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Minimum: 116
Maximum: 358
Weighted Average: 340



13. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Product Types                                                Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                  4          267,036         0.02       6.454        116       53.52
Fixed - 15 Year                                                 83        9,015,167         0.72       7.104        176       77.95
Fixed - 20 Year                                                 21        2,361,171         0.19       7.425        236       74.76
Fixed - 25 Year                                                  2          906,471         0.07       6.347        296       80.17
Fixed - 30 Year                                                515       98,461,361         7.84       6.876        356       77.00
Balloon - 15/20                                                  1           15,924         0.00      11.000        176      100.00
Balloon - 15/30                                              1,729      105,585,795         8.41      10.043        177       99.28
ARM - 6 Month                                                    7        1,473,366         0.12       7.460        357       80.34
ARM - 2 Year/6 Month                                         2,806      629,348,230        50.10       6.984        357       80.19
ARM - 3 Year/6 Month                                           130       28,103,457         2.24       6.782        356       81.31
ARM - 5 Year/6 Month                                            96       22,977,588         1.83       6.339        357       79.65
Interest Only ARM - 5 Year/6 Month                             116       35,175,182         2.80       6.153        356       81.28
Interest Only ARM - 2 Year/6 Month                           1,045      321,740,673        25.61       6.226        356       81.35
Interest Only ARM - 3 Year/6 Month                               2          694,650         0.06       6.914        355       93.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Product Types                                                Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                633     80.99   100.00   100.00       36.95
Fixed - 15 Year                                                643     60.17    96.02   100.00       38.49
Fixed - 20 Year                                                630     44.99    97.43   100.00       39.08
Fixed - 25 Year                                                668    100.00   100.00   100.00       45.33
Fixed - 30 Year                                                639     55.99    94.91   100.00       39.95
Balloon - 15/20                                                659    100.00   100.00   100.00       53.98
Balloon - 15/30                                                660     46.09    97.68   100.00       40.93
ARM - 6 Month                                                  592      0.00    75.89     0.00       44.08
ARM - 2 Year/6 Month                                           626     37.71    93.22     0.00       41.16
ARM - 3 Year/6 Month                                           628     50.94    89.85     0.00       39.85
ARM - 5 Year/6 Month                                           647     46.30    86.45     0.00       39.60
Interest Only ARM - 5 Year/6 Month                             670     55.75    98.20     0.00       37.22
Interest Only ARM - 2 Year/6 Month                             660     53.45    97.50     0.00       38.66
Interest Only ARM - 3 Year/6 Month                             628     61.13   100.00     0.00       43.88
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------



14. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Subsequent Periodic Cap (%)                                  Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             2,355      216,612,926        17.24       8.433        259       87.86
0.5                                                              1          319,055         0.03       7.575        356       80.00
1                                                            4,182    1,033,701,910        82.29       6.702        357       80.62
1.5                                                             13        3,696,539         0.29       6.683        356       78.39
2                                                                6        1,795,642         0.14       6.548        355       81.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Subsequent Periodic Cap (%)                                  Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               649     51.44    96.36   100.00       40.38
0.5                                                            699      0.00   100.00     0.00       37.97
1                                                              638     43.55    94.42     0.00       40.20
1.5                                                            626     75.72   100.00     0.00       38.89
2                                                              633     72.28   100.00     0.00       36.72
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Minimum: 0.500
Maximum: 2.000
Weighted Average: 1.003



15. Range of Maximum Loan Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Maximum Loan Rates (%)                              Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             2,355      216,612,926        17.24       8.433        259       87.86
<= 13.000                                                    1,797      504,892,413        40.19       5.997        357       79.87
13.001 - 13.500                                                962      237,299,766        18.89       6.814        357       81.00
13.501 - 14.000                                                534      126,166,324        10.04       7.303        357       81.89
14.001 - 14.500                                                461       97,052,928         7.73       7.800        357       80.90
14.501 - 15.000                                                196       36,149,769         2.88       8.297        357       83.86
15.001 - 15.500                                                148       24,512,232         1.95       8.796        357       79.58
15.501 - 16.000                                                 59        8,019,083         0.64       9.269        357       81.21
16.001 - 16.500                                                 35        4,214,481         0.34       9.805        356       80.91
16.501 - 17.000                                                  8        1,081,417         0.09      10.385        357       76.37
17.001 - 17.500                                                  2          124,734         0.01      10.654        357       85.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Maximum Loan Rates (%)                              Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               649     51.44    96.36   100.00       40.38
<= 13.000                                                      657     48.63    96.57     0.00       40.03
13.001 - 13.500                                                641     35.45    94.69     0.00       40.38
13.501 - 14.000                                                627     36.60    90.75     0.00       40.22
14.001 - 14.500                                                605     40.68    90.78     0.00       41.07
14.501 - 15.000                                                580     51.35    89.85     0.00       39.24
15.001 - 15.500                                                561     48.88    89.17     0.00       39.82
15.501 - 16.000                                                543     58.00    94.18     0.00       39.58
16.001 - 16.500                                                546     76.97    98.94     0.00       40.11
16.501 - 17.000                                                523     40.20    74.19     0.00       35.54
17.001 - 17.500                                                544    100.00   100.00     0.00       41.75
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 9.275
Maximum: 17.216
Non Fixed Rate Weighted Average: 13.199



16. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                                                        Mortgage
                                                                          Aggregate      Pool by    Weighted               Weighted
                                                                            Cut-off    Aggregate     Average   Weighted     Average
                                                            Number             Date      Cut-off       Gross    Average    Original
                                                                of        Principal         Date    Interest  Remaining    Combined
                                                          Mortgage          Balance    Principal        Rate       Term         LTV
Range of Gross Margins (%)                                   Loans              ($)      Balance         (%)   (Months)         (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             2,355      216,612,926        17.24       8.433        259       87.86
<=5.000                                                        463      120,221,842         9.57       6.073        357       79.11
5.001 - 5.500                                                  660      179,714,689        14.31       6.092        356       79.41
5.501 - 6.000                                                  806      211,183,029        16.81       6.445        357       79.59
6.001 - 6.500                                                1,005      258,328,461        20.57       6.777        357       81.07
6.501 - 7.000                                                  610      142,718,572        11.36       7.207        356       81.64
7.001 - 7.500                                                  334       71,398,749         5.68       7.596        357       82.66
7.501 - 8.000                                                  263       44,815,971         3.57       8.139        357       84.68
8.001 - 8.500                                                   37        6,608,957         0.53       8.402        357       81.65
8.501 - 9.000                                                   16        2,755,258         0.22       8.593        357       81.86
>=9.001                                                          8        1,767,619         0.14       8.713        356       84.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,557    1,256,126,072       100.00       7.000        340       81.86
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------



                                                          Non-Zero
                                                          Weighted
                                                           Average       Pct      Pct      Pct    Weighted
                                                              FICO      Full    Owner    Fixed     Average
Range of Gross Margins (%)                                   Score       Doc      Occ     Rate         DTI
----------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               649     51.44    96.36   100.00       40.38
<=5.000                                                        660     54.52    96.57     0.00       40.25
5.001 - 5.500                                                  649     54.27    96.22     0.00       39.87
5.501 - 6.000                                                  643     41.88    96.28     0.00       40.45
6.001 - 6.500                                                  640     36.50    94.00     0.00       40.36
6.501 - 7.000                                                  623     41.00    91.81     0.00       40.45
7.001 - 7.500                                                  613     38.19    93.77     0.00       40.18
7.501 - 8.000                                                  606     41.28    86.42     0.00       38.56
8.001 - 8.500                                                  592     36.55    86.88     0.00       38.62
8.501 - 9.000                                                  579     48.49    88.02     0.00       42.65
>=9.001                                                        538     28.24   100.00     0.00       37.97
----------------------------------------------------------------------------------------------------------
Total:                                                         640     45.04    94.78    17.24       40.22
----------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 1.700
Maximum: 9.900
Non Fixed Rate Weighted Average: 6.092

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have
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solely for information purposes and is not an offer to buy or sell or a
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Information contained in this material is current as of the date appearing on
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We recommend that such investors obtain the advice of their Morgan Stanley,
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC4
All records

1. Purpose
2. Range of Combined Original LTV Ratios (%)
3. Documentation Level
4. Geographic Distribution by State


1. Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                           Mortgage
                                                                            Pool by
                                                               Aggregate  Aggregate    Weighted     Weighted   Weighted
                                                  Number         Cut-off    Cut-off     Average      Average    Average     Weighted
                                                      of            Date       Date       Gross    Remaining   Combined      Average
                                                Mortgage       Principal  Principal    Interest         Term   Original         FICO
Purpose                                            Loans     Balance ($)    Balance    Rate (%)     (months)        LTV        Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                           3,566     614,492,631      48.92       7.049          332      83.63          661
Refinance - Rate Term                                595     123,313,232       9.82       6.949          349      79.80          618
Refinance - Cashout                                2,396     518,320,209      41.26       6.956          347      80.26          620
------------------------------------------------------------------------------------------------------------------------------------
Total:                                             6,557   1,256,126,072     100.00       7.000          340      81.86          640
------------------------------------------------------------------------------------------------------------------------------------



2. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                           Mortgage
                                                                            Pool by
                                                               Aggregate  Aggregate    Weighted     Weighted   Weighted
                                                  Number         Cut-off    Cut-off     Average      Average    Average     Weighted
                                                      of            Date       Date       Gross    Remaining   Combined      Average
                                                Mortgage       Principal  Principal    Interest         Term   Original         FICO
Range of Combined Original LTV Ratios (%)          Loans     Balance ($)    Balance    Rate (%)     (months)        LTV        Score
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                          1          74,775       0.01       7.500          356      11.54          548
20.01 - 25.00                                          5         501,359       0.04       7.613          308      23.89          612
25.01 - 30.00                                          3         276,242       0.02       6.832          357      27.40          594
30.01 - 35.00                                         10         878,158       0.07       7.005          339      32.59          607
35.01 - 40.00                                         25       4,011,170       0.32       6.610          350      38.05          620
40.01 - 45.00                                         25       4,810,678       0.38       6.768          332      43.37          624
45.01 - 50.00                                         42       7,839,093       0.62       6.767          354      47.92          607
50.01 - 55.00                                         63      11,825,537       0.94       6.868          348      52.79          608
55.01 - 60.00                                         57      10,838,688       0.86       7.051          351      57.99          603
60.01 - 65.00                                         97      22,607,810       1.80       7.019          351      62.79          597
65.01 - 70.00                                        176      41,639,444       3.31       6.890          352      68.42          601
70.01 - 75.00                                        308      75,345,439       6.00       6.817          354      73.92          616
75.01 - 80.00                                      2,620     648,326,732      51.61       6.475          356      79.82          654
80.01 - 85.00                                        431      99,067,927       7.89       7.140          354      84.40          604
85.01 - 90.00                                        651     149,860,168      11.93       7.114          352      89.55          626
90.01 - 95.00                                        401      74,463,460       5.93       7.445          340      94.70          641
95.01 - 100.00                                     1,642     103,759,392       8.26       9.889          187      99.93          661
------------------------------------------------------------------------------------------------------------------------------------
Total:                                             6,557   1,256,126,072     100.00       7.000          340      81.86          640
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 11.54
Maximum: 100.00
Weighted Average: 81.86



3. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                           Mortgage
                                                                            Pool by
                                                               Aggregate  Aggregate    Weighted     Weighted   Weighted
                                                  Number         Cut-off    Cut-off     Average      Average    Average     Weighted
                                                      of            Date       Date       Gross    Remaining   Combined      Average
                                                Mortgage       Principal  Principal    Interest         Term   Original         FICO
Documentation Level                                Loans     Balance ($)    Balance    Rate (%)     (months)        LTV        Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                 3,265     565,740,430      45.04       6.929          339      82.57          625
Stated Documentation                               2,441     496,780,448      39.55       7.163          339      80.74          660
Limited Documentation                                851     193,605,194      15.41       6.793          343      82.68          632
------------------------------------------------------------------------------------------------------------------------------------
Total:                                             6,557   1,256,126,072     100.00       7.000          340      81.86          640
------------------------------------------------------------------------------------------------------------------------------------



4. Geographic Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                           Mortgage
                                                                            Pool by
                                                               Aggregate  Aggregate    Weighted     Weighted   Weighted
                                                  Number         Cut-off    Cut-off     Average      Average    Average     Weighted
Geographic                                            of            Date       Date       Gross    Remaining   Combined      Average
Distribution                                    Mortgage       Principal  Principal    Interest         Term   Original         FICO
by State                                           Loans     Balance ($)    Balance    Rate (%)     (months)        LTV        Score
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                                2         117,056       0.01       7.066          252      82.72          658
Arizona                                              185      24,385,214       1.94       7.166          332      82.99          646
Arkansas                                               5         664,807       0.05       7.411          356      88.99          613
California                                         2,774     674,451,700      53.69       6.783          340      81.01          646
Colorado                                              68      11,027,783       0.88       7.020          344      82.90          622
Connecticut                                           78      16,082,797       1.28       6.976          351      81.52          625
Delaware                                              11       2,004,003       0.16       7.913          343      85.33          601
District of Columbia                                  20       4,196,407       0.33       7.500          348      76.35          601
Florida                                              370      51,945,337       4.14       7.358          340      83.22          634
Georgia                                               52       5,910,900       0.47       7.600          336      84.24          619
Idaho                                                 32       3,848,790       0.31       7.272          339      86.33          641
Illinois                                             269      42,247,962       3.36       7.388          343      83.82          632
Indiana                                               23       1,969,988       0.16       7.879          340      88.12          623
Iowa                                                   9         582,816       0.05       7.602          338      81.78          613
Kansas                                                 9       1,265,948       0.10       7.309          353      80.46          595
Kentucky                                              10         874,289       0.07       7.868          320      88.41          623
Louisiana                                             92       7,123,855       0.57       7.818          332      84.66          613
Maine                                                 15       1,678,532       0.13       7.881          354      77.55          606
Maryland                                             318      57,357,334       4.57       7.273          339      83.37          638
Massachusetts                                         87      15,079,681       1.20       7.296          333      82.03          651
Michigan                                              57       6,867,846       0.55       7.843          350      85.69          596
Minnesota                                              9       2,149,343       0.17       6.987          357      82.55          620
Mississippi                                           29       2,334,066       0.19       7.885          343      84.87          610
Missouri                                              49       4,895,482       0.39       7.889          344      85.23          605
Montana                                                9       1,542,439       0.12       7.060          335      82.83          662
Nebraska                                               1         109,237       0.01       6.990          356      80.00          632
Nevada                                               167      32,653,627       2.60       7.038          341      82.50          652
New Hampshire                                         25       3,796,308       0.30       6.842          335      83.28          645
New Jersey                                           225      42,923,033       3.42       7.156          344      82.16          621
New Mexico                                             7         604,629       0.05       7.286          316      83.22          618
New York                                             346      79,868,510       6.36       6.903          342      81.43          644
North Carolina                                        50       5,274,841       0.42       7.912          337      85.85          614
North Dakota                                           2         246,854       0.02       7.365          356      85.96          596
Ohio                                                  38       3,572,409       0.28       7.776          325      84.37          612
Oklahoma                                              22       2,619,299       0.21       7.578          336      84.36          648
Oregon                                                25       3,671,746       0.29       7.004          344      82.86          614
Pennsylvania                                         112      14,218,212       1.13       7.411          340      81.70          607
Rhode Island                                          33       5,297,173       0.42       6.729          342      81.47          642
South Carolina                                        23       3,407,740       0.27       7.337          339      85.54          605
South Dakota                                           2         248,224       0.02       7.411          320      84.00          652
Tennessee                                             48       4,371,885       0.35       7.700          335      84.66          607
Texas                                                348      33,091,175       2.63       7.413          333      82.35          632
Utah                                                   7         694,520       0.06       7.599          312      77.60          604
Vermont                                                6         764,150       0.06       7.692          348      86.01          614
Virginia                                             303      54,376,042       4.33       7.369          337      82.92          637
Washington                                           139      18,974,008       1.51       7.083          337      84.02          627
West Virginia                                          8       1,092,982       0.09       7.743          353      85.62          602
Wisconsin                                             33       3,139,214       0.25       7.479          341      85.59          624
Wyoming                                                5         505,879       0.04       7.167          345      84.77          619
------------------------------------------------------------------------------------------------------------------------------------
Total:                                             6,557   1,256,126,072     100.00       7.000          340      81.86          640
------------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 49

This information is being delivered to a specific number of prospective
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                 Silent Seconds


Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term


1. Summary Statistics

Number of Mortgage Loans: 417
Aggregate Principal Balance ($): 111,784,435
Weighted Average Current Mortgage Rate (%): 6.504
Non-Zero Weighted Average Margin (%): 5.968
Non-Zero Weighted Average Maximum Rate (%): 12.987
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 79.87
% First Liens: 100.00
% Owner Occupied: 97.61
% Purchase: 80.13
% Full Doc: 11.42
Non-Zero Weighted Average Credit Score: 667


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Product Types                                          Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                           14     2,717,060        2.43       7.022        357       81.15        650
ARM - 2 Year/6 Month                                     233    57,513,448       51.45       6.719        356       79.78        656
ARM - 3 Year/6 Month                                       7     1,655,744        1.48       6.498        356       78.99        693
ARM - 5 Year/6 Month                                       4       584,449        0.52       6.490        356       80.00        658
Interest Only ARM - 5 Year/6 Month                        10     2,426,312        2.17       6.277        356       80.00        655
Interest Only ARM - 2 Year/6 Month                       149    46,887,423       41.94       6.221        356       79.94        680
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Range of Gross Interest Rates (%)                      Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                              1       194,400        0.17       4.990        356       80.00        726
5.000 - 5.999                                            112    36,106,639       32.30       5.765        356       79.71        676
6.000 - 6.999                                            214    56,568,862       50.61       6.592        356       79.81        667
7.000 - 7.999                                             68    15,381,958       13.76       7.464        356       80.01        662
8.000 - 8.999                                             16     2,964,805        2.65       8.301        357       82.86        604
9.000 - 9.999                                              4       478,526        0.43       9.682        356       76.41        568
10.000 - 10.999                                            2        89,246        0.08      10.241        357       80.00        544
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.990
Maximum: 10.360
Weighted Average: 6.504



4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Range of Cut-off Date Principal Balances ($)           Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                            4       179,163        0.16       9.521        357       82.51        535
50,001 - 75,000                                           13       836,319        0.75       7.494        356       83.58        620
75,001 - 100,000                                          10       899,684        0.80       7.236        356       81.79        672
100,001 - 125,000                                         30     3,426,778        3.07       6.787        356       80.34        668
125,001 - 150,000                                         27     3,704,935        3.31       6.763        356       81.14        637
150,001 - 175,000                                         35     5,674,105        5.08       6.648        356       79.28        665
175,001 - 200,000                                         27     5,076,768        4.54       6.764        356       79.29        658
200,001 - 225,000                                         30     6,318,329        5.65       6.562        356       80.00        672
225,001 - 250,000                                         37     8,802,475        7.87       6.678        356       80.29        660
250,001 - 275,000                                         27     7,065,888        6.32       6.697        356       80.57        659
275,001 - 300,000                                         35    10,082,369        9.02       6.393        356       79.94        679
300,001 - 325,000                                         16     4,995,288        4.47       6.382        356       80.31        671
325,001 - 350,000                                         20     6,710,308        6.00       6.401        356       80.19        666
350,001 - 375,000                                         21     7,599,734        6.80       6.339        356       79.90        671
375,001 - 400,000                                         23     8,975,627        8.03       6.387        356       79.52        669
400,001 - 425,000                                          9     3,720,277        3.33       6.365        356       79.45        684
425,001 - 450,000                                         10     4,339,918        3.88       6.441        356       79.50        652
450,001 - 475,000                                         11     5,064,985        4.53       6.251        356       79.06        685
475,001 - 500,000                                          7     3,438,642        3.08       6.461        357       80.00        682
500,001 - 750,000                                         24    14,060,843       12.58       6.360        356       79.17        666
750,001 - 1,000,000                                        1       812,000        0.73       5.990        357       80.00        650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 43,277
Maximum: 812,000
Average: 268,068



5. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Stated Original Term (months)                          Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
360                                                      417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 360
Maximum: 360
Weighted Average: 360



6. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Range of Stated Remaining Terms (months)               Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
349 - 360                                                417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 353
Maximum: 358
Weighted Average: 356



7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Range of Combined Original LTV Ratios (%)              Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                              1       169,477        0.15       5.875        357       53.13        701
60.01 - 65.00                                              1       195,637        0.18       9.990        355       60.33        612
65.01 - 70.00                                              3     1,523,216        1.36       6.994        357       69.82        644
70.01 - 75.00                                              5     1,823,094        1.63       6.613        356       74.99        651
75.01 - 80.00                                            385   104,789,530       93.74       6.450        356       79.95        670
80.01 - 85.00                                              9     1,543,704        1.38       7.648        357       84.46        575
85.01 - 90.00                                             13     1,739,778        1.56       7.850        357       90.00        594
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 53.13
Maximum: 90.00
Weighted Average: 79.87



8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Range of Gross Margins (%)                             Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          14     2,717,060        2.43       7.022        357       81.15        650
4.001 - 4.500                                              1       202,400        0.18       5.000        357       80.00        773
4.501 - 5.000                                             46    13,572,664       12.14       6.137        356       79.84        659
5.001 - 5.500                                             67    20,577,830       18.41       6.061        356       79.42        666
5.501 - 6.000                                             92    25,582,064       22.89       6.378        356       80.08        669
6.001 - 6.500                                            105    28,371,818       25.38       6.539        356       79.94        675
6.501 - 7.000                                             46    11,358,670       10.16       7.038        356       79.32        659
7.001 - 7.500                                             28     6,209,130        5.55       7.210        356       79.67        676
7.501 - 8.000                                             17     2,957,703        2.65       8.122        356       82.07        625
8.001 - 8.500                                              1       235,097        0.21       6.250        356       80.00        646
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 4.500
Maximum: 8.125
Non-Zero Weighted Average: 5.968



9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Range of Minimum Mortgage Rates (%)                    Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          14     2,717,060        2.43       7.022        357       81.15        650
<=5.000                                                    2       396,800        0.35       4.995        357       80.00        750
5.001 - 5.500                                             27     8,671,255        7.76       5.409        356       80.00        686
5.501 - 6.000                                             85    27,253,578       24.38       5.884        356       79.62        672
6.001 - 6.500                                             86    24,232,604       21.68       6.322        356       79.89        672
6.501 - 7.000                                            124    31,506,614       28.19       6.815        356       79.72        662
7.001 - 7.500                                             34     7,428,058        6.64       7.277        356       79.88        660
7.501 - 8.000                                             27     6,968,830        6.23       7.764        356       80.16        662
8.001 - 8.500                                              9     1,636,487        1.46       8.323        357       81.94        604
8.501 - 9.000                                              4       449,325        0.40       8.661        357       85.95        540
9.001 - 9.500                                              3       282,889        0.25       9.469        357       87.52        537
9.501 - 10.000                                             1       195,637        0.18       9.990        355       60.33        612
10.001 -10.500                                             1        45,300        0.04      10.125        357       80.00        543
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 4.990
Maximum: 10.125
Non-Zero Weighted Average: 6.491



10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Range of Maximum Mortgage Rates (%)                    Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          14     2,717,060        2.43       7.022        357       81.15        650
<= 12.500                                                114    36,321,632       32.49       5.761        356       79.72        676
12.501 - 13.000                                           87    24,698,566       22.09       6.330        356       79.90        672
13.001 - 13.500                                          123    31,040,652       27.77       6.816        356       79.72        663
13.501 - 14.000                                           34     7,428,058        6.64       7.277        356       79.88        660
14.001 - 14.500                                           27     6,968,830        6.23       7.764        356       80.16        662
14.501 - 15.000                                            9     1,636,487        1.46       8.323        357       81.94        604
15.001 - 15.500                                            4       449,325        0.40       8.661        357       85.95        540
15.501 - 16.000                                            3       282,889        0.25       9.469        357       87.52        537
16.001 - 16.500                                            1       195,637        0.18       9.990        355       60.33        612
16.501 - 17.000                                            1        45,300        0.04      10.125        357       80.00        543
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 11.490
Maximum: 16.625
Non-Zero Weighted Average: 12.987



11. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Initial Periodic Cap (%)                               Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          14     2,717,060        2.43       7.022        357       81.15        650
0.5                                                        1       319,055        0.29       7.575        356       80.00        699
1                                                          1       187,423        0.17       7.375        356       80.00        602
1.5                                                      199    49,471,685       44.26       6.663        356       79.96        657
3                                                        192    56,662,901       50.69       6.341        356       79.73        676
5                                                         10     2,426,312        2.17       6.277        356       80.00        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.500
Maximum: 5.000
Non-Zero Weighted Average: 2.353



12. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Subsequent Periodic Cap (%)                            Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          14     2,717,060        2.43       7.022        357       81.15        650
0.5                                                        1       319,055        0.29       7.575        356       80.00        699
1                                                        401   108,680,560       97.22       6.487        356       79.84        667
1.5                                                        1        67,760        0.06       6.675        356       80.00        664
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.500
Maximum: 1.500
Non-Zero Weighted Average: 0.999



13. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Next Rate Adjustment Dates                             Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          14     2,717,060        2.43       7.022        357       81.15        650
Nov-06                                                     3       718,165        0.64       7.057        354       80.00        692
Dec-06                                                    41    12,038,839       10.77       6.473        355       79.44        672
Jan-07                                                   203    54,644,700       48.88       6.368        356       80.03        669
Feb-07                                                   134    36,500,208       32.65       6.693        357       79.71        662
Mar-07                                                     1       498,958        0.45       5.775        358       80.00        657
Dec-07                                                     1       168,218        0.15       7.950        355       80.00        705
Jan-08                                                     5     1,210,721        1.08       6.352        356       78.62        690
Feb-08                                                     1       276,806        0.25       6.250        357       80.00        702
Nov-09                                                     1       288,000        0.26       6.500        354       80.00        608
Dec-09                                                     3       900,408        0.81       6.445        355       80.00        642
Jan-10                                                     5       883,479        0.79       6.222        356       80.00        652
Feb-10                                                     5       938,874        0.84       6.230        357       80.00        686
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------



14. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Geographic Distribution of Mortgaged Properties        Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
California                                               216    70,038,080       62.65       6.348        356       79.79        670
New York                                                  20     5,851,314        5.23       6.541        356       79.59        683
Virginia                                                  16     4,311,584        3.86       6.716        356       79.01        661
New Jersey                                                16     3,718,199        3.33       6.458        356       80.81        654
Texas                                                     19     3,627,523        3.25       6.825        357       79.76        645
Florida                                                   15     3,456,011        3.09       7.080        356       80.00        673
Illinois                                                  14     2,887,681        2.58       6.924        357       79.26        651
Maryland                                                  13     2,886,434        2.58       6.762        357       80.00        676
Nevada                                                    11     2,499,783        2.24       6.719        356       79.17        694
Arizona                                                   14     2,412,939        2.16       6.733        356       80.95        673
Massachusetts                                              5     1,539,969        1.38       6.808        356       80.00        679
Connecticut                                                7     1,533,611        1.37       6.184        356       80.00        651
Washington                                                10     1,422,548        1.27       6.765        357       81.37        637
Rhode Island                                               3       627,386        0.56       5.976        356       80.00        722
West Virginia                                              2       460,895        0.41       7.190        356       82.06        600
Other                                                     36     4,510,480        4.03       7.256        356       80.93        625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 34



15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Occupancy                                              Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                  400   109,115,740       97.61       6.498        356       79.86        665
Second Home                                               17     2,668,695        2.39       6.734        356       80.22        733
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------



16. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Property Type                                          Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                  276    71,684,194       64.13       6.550        356       79.96        665
Planned Unit Development                                  63    18,530,279       16.58       6.485        356       79.74        665
Condominium                                               48    11,121,324        9.95       6.246        356       79.86        668
2-4 Family                                                29    10,280,419        9.20       6.478        356       79.42        686
Manufactured Housing                                       1       168,220        0.15       7.400        357       84.96        653
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Loan Purpose                                           Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                 342    89,568,337       80.13       6.523        356       79.90        671
Refinance - Cashout                                       57    17,466,110       15.62       6.383        356       79.72        650
Refinance - Rate Term                                     18     4,749,989        4.25       6.589        356       79.84        653
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Documentation Level                                    Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                     275    75,452,278       67.50       6.584        356       79.76        677
Limited Documentation                                     80    23,570,505       21.09       6.247        356       79.88        648
Full Documentation                                        62    12,761,652       11.42       6.500        356       80.52        640
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------



19. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Credit Score                                           Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                                  7       910,071        0.81       7.692        357       82.65        516
525 - 549                                                  6       668,350        0.60       8.776        357       84.87        536
550 - 574                                                  7       644,090        0.58       7.856        356       86.93        559
575 - 599                                                 18     4,008,404        3.59       6.383        356       81.07        590
600 - 624                                                 44    12,377,007       11.07       6.872        356       78.83        615
625 - 649                                                 74    20,755,133       18.57       6.539        356       79.84        637
650 - 674                                                 92    25,790,291       23.07       6.426        356       79.92        661
675 - 699                                                 77    22,062,120       19.74       6.404        356       80.00        687
700 - 724                                                 46    12,359,858       11.06       6.364        356       79.63        710
725 - 749                                                 26     6,895,927        6.17       6.393        356       79.38        735
750 - 774                                                 15     3,553,939        3.18       6.285        356       79.99        764
775 - 799                                                  4     1,410,893        1.26       6.055        356       80.00        785
800 +                                                      1       348,353        0.31       5.990        356       80.00        806
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 503
Maximum: 806
Non-Zero Weighted Average: 667



20. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Prepayment Penalty Term                                Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                        110    30,307,478       27.11       6.818        356       79.79        666
12                                                        15     4,024,706        3.60       6.486        356       80.39        661
24                                                       270    72,062,631       64.47       6.365        356       79.85        668
36                                                        22     5,389,620        4.82       6.610        356       80.20        665
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24



21. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
Lien                                                Mortgage     Principal   Principal    Interest       Term    Original       FICO
------------------------------------------------------------------------------------------------------------------------------------
Position                                               Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
1st Lien                                                 417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------



22. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate   Aggregate    Weighted   Weighted    Weighted
                                                      Number       Cut-off     Cut-off     Average    Average     Average   Weighted
                                                          of          Date        Date       Gross  Remaining    Combined    Average
                                                    Mortgage     Principal   Principal    Interest       Term    Original       FICO
Interest Only Term                                     Loans   Balance ($)     Balance    Rate (%)   (months)         LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                        258    62,470,701       55.88       6.724        356       79.82        657
60                                                       159    49,313,735       44.12       6.224        356       79.94        679
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   417   111,784,435      100.00       6.504        356       79.87        667
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal                                    MSAC 2005-WMC4
-------------------------------------
 Date
 Deal Size
Other DEAL INFO
---------------
Lead
Originator[s]
WMC                                                                     100




Servicer[s]
Countrywide                                                             100


Raters
POOL SUMMARY DATA
-----------------
Agency Conforming                                                     66.33
Non Conforming                                                        33.67
Prefunding (if any)
No of Loans                                                           6,557
Average Loan Size                                                191,570.24
WAC                                                                   7.000
WA LTV                                                                81.86
% First Lien                                                          91.46
% Owner Occ                                                           94.78
% Purchase                                                            48.92
% Cash out                                                            41.26
% Full Doc                                                            45.04
% Reduced/Limited Doc                                                 15.41
% Stated Income                                                       39.55
% No docs                                                              0.00
Non-Zero WA FICO                                                        640
FICO Range                                                        500 - 816
Mortgage Indices
----------------
Floating Rate Mortgages                                               82.76
Fixed Rate                                                            17.24
2/28 Float                                                            75.72
3/27 Float                                                             2.29
5/25 Float                                                             4.63
Other ARM                                                              0.12
IO Mortgages                                                          28.47
LOAN SIZE
---------
Loans < 100k                                                           9.81
Loans < 75k                                                            6.07
Loans > 350k                                                          33.03
Loans > 500k                                                          11.06
Loans > 750k                                                           1.01
Income Strats
-------------
Non-Zero Weighted Average DTI                                         40.22
DTI 40-45%                                                            25.88
DTI 45-50%                                                            23.88
DTI 50-55%                                                             6.76
DTI >= 55%                                                             1.02
GEOGRAPHIC
----------
California                                                            53.69
North California                                                      13.46
South California                                                      40.23
Florida                                                                4.14
Illinois                                                               3.36
Michigan                                                               0.55
Texas                                                                  2.63
Colorado                                                               0.88
New York                                                               6.36
New Jersey                                                             3.42
Virginia                                                               4.33
Washington                                                             1.51
Mass                                                                   1.20
Property Type
-------------
Single Prop                                                           69.04
PUD                                                                   15.03
2-4 Family                                                             6.86
Condo                                                                  8.72
MH                                                                     0.34
FICO
----
Fico < 600                                                            21.76
Fico < 580                                                            13.34
Fico < 560                                                             9.03
Below or equal 520                                                     2.88
521 - 540                                                              2.55
541 - 560                                                              3.72
561 - 580                                                              4.45
581 - 600                                                              8.59
601- 620                                                              13.73
621 - 640                                                             14.73
641 - 660                                                             14.34
661 - 680                                                             11.66
681 - 700                                                              9.08
701-720                                                                6.08
721 - 740                                                              3.62
Above 740                                                              4.58
LTV
---
<=50                                                                   1.46
50.01-55                                                               0.94
55.01-60                                                               0.86
60.01-65                                                               1.80
65.01-70                                                               3.31
70.01-75                                                               6.00
75.01-80                                                              51.61
80.01-85                                                               7.89
85.01-90                                                              11.93
90.01-95                                                               5.93
95.01-100                                                              8.26
> 100%                                                                    0
> 80%                                                                 34.01
> 90%                                                                 14.19

Average Seasoning                                                      3.44
% > 3 months                                                          37.36
mortgage insurance if any
MI providers
excess spread - ave 1st yr
DELINQUENCIES
-------------
30-59 day past                                   N/A To be Determined at closing

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------------------------------------------------------------------------------------------------
                         % of pool   average LTV   LTV above 80%   LTV above 90%   % full doc   % owner occ   ave wac
                         --------------------------------------------------------------------------------------------
A       FICO below 600       21.76         78.96           40.22            6.61        63.92         97.89     7.469
        FICO below 580       13.34         77.48           39.78            1.95        61.16         97.62     7.678
        FICO below 560        9.03         77.66           40.93            0.88        64.29         98.32     7.917
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
        % below 100k   % above 500k   % IO    ave DTI   DTI > 45%
        ---------------------------------------------------------
A               9.36           7.63   10.73     40.33       35.43
                7.76           6.55     2.4     40.15       37.06
                7.65           7.32    1.81      39.8       36.35
-----------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                           % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                           ----------------------------------------------------------------------------------------------------
B        LTV above 85%         26.12            94       19.42         8.48        54.31         93.67     8.066           27.3
         LTV above 90%         14.19         97.74       10.13          1.1        53.51         95.75     8.868          45.77
         LTV above 95%          8.26         99.93         7.5         0.95        48.03         97.74     9.889          70.61
-------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
        % above 500k    % IO    ave DTI   DTI > 45%   LTV above 80%   LTV above 90%
        ---------------------------------------------------------------------------
B                8.8    19.68     40.27       32.84             100           54.32
                5.95    11.54     40.59       32.48             100             100
                   0        0     40.81       31.97             100             100
-----------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                           % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                           ----------------------------------------------------------------------------------------------------
C          DTI > 40%           57.51         82.24       21.86        11.88        46.18         95.32     7.047           9.52
           DTI > 45%           31.64         82.17       24.37        14.27        48.57          94.2     7.087          10.31
           DTI > 50%            7.73         82.87       28.28        15.44        67.36         93.69     6.983           10.9
-------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
        % above 500k    % IO    ave DTI   DTI > 45%   LTV above 80%   LTV above 90%
        ---------------------------------------------------------------------------
C              10.22    24.24     46.12       55.01           33.77            14.6
                7.94    15.22     48.93         100           34.86           14.57
                9.53     9.66     52.81         100           44.05           18.18
-----------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
D                          % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
         Non Owner Occ     ----------------------------------------------------------------------------------------------------
          Stated Docs          40.09         79.57        9.01         5.98            0             0     7.418           9.47
        Loans below 100k       12.63         85.26       15.43         9.93        54.12             0     8.115            100
            IO Loans           13.22         82.82        2.95            0        48.97             0     6.261           3.13
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
D       % above 500k    % IO    ave DTI   DTI > 45%   LTV > 80%   LTV > 90%
        -------------------------------------------------------------------
                4.73     6.01     39.61       33.51       24.46       12.25
                   0     3.27      38.5       34.96       57.92       29.32
               13.49      100     36.02       24.18       30.89       11.23
---------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
E      When do IOs reset
       -------------------------------------------------------------------------------------------------------
       Months to next reset   Count    Balance ($)    % of Balance    WAC    Remaining Term   WA LTV   WA FICO
       -------------------------------------------------------------------------------------------------------
       52                         1         337,316           0.09       6              352    89.97       689
       54                         5       1,462,949           0.41   6.524              354    81.26       656
       55                        63      20,046,671           5.61   6.173              355    81.14       662
       56                       419     128,494,456          35.93    6.14              356    81.02       665
       57                       673     206,454,714          57.73   6.274              357     81.6       658
       58                         2         814,400           0.23   5.925              358       80       656
       -------------------------------------------------------------------------------------------------------
       Total:                 1,163     357,610,505            100    6.22              356    81.37       661
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
G      Summary of pool per NC grades
       -------------------------------------------------------------------------------------------------------
       Credit Grade           Count    Balance ($)    % of Balance    WAC    Remaining Term   WA LTV   WA FICO
       -------------------------------------------------------------------------------------------------------
       A                      2,371     393,872,982          31.36   7.209              327    83.73       627
       AA                     2,689     584,501,083          46.53   6.637              344    82.16       684
       A-                       621     107,663,676           8.57   7.127              342    81.19       593
       B                        441      81,450,984           6.48   7.996              355    77.66       534
       B+                       373      76,536,435           6.09   7.247              353    77.08       570
       C                         62      12,100,912           0.96   8.384              356    70.82       538
       -------------------------------------------------------------------------------------------------------
       Total:                 6,557   1,256,126,072            100       7              340    81.86       640
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
H      What are  10 cities and average strats for each
       -----------------------------------------------------------------------------------------------------
       Top 10 Cities of Overall Pool   Loans    Balance ($)    Balance   Rate (%)   (months)    LTV    Score
       -----------------------------------------------------------------------------------------------------
       Los Angeles CA                    184      44,604,005      3.55      6.915        340   80.03     661
       Las Vegas NV                      113      22,570,152       1.8      7.054        340   83.43     655
       San Diego CA                       53      14,238,153      1.13      6.427        344   78.57     649
       Riverside CA                       59      13,401,887      1.07      6.793        336   78.85     652
       Palmdale CA                        74      13,046,661      1.04       6.89        339   81.64     641
       Chicago IL                         72      12,962,847      1.03      7.398        343   83.14     635
       Lancaster CA                       70      11,633,599      0.93       6.75        336   83.34     655
       Brooklyn NY                        40      10,897,102      0.87       6.69        341   82.01     665
       Fontana CA                         54      10,748,558      0.86      6.819        341   80.11     640
       Bakersfield CA                     78      10,319,276      0.82      6.954        340    82.1     637
       Other                           5,760   1,091,703,832     86.91      7.017        340   81.97     638
       -----------------------------------------------------------------------------------------------------
       Total:                          6,557   1,256,126,072       100          7        340   81.86     640
------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
I      What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
       ---------------------------------------------------------------------------------------------------------------
       LTV > 90   Loans   Balance ($)   % of Balance   Rate (%)   % stated Doctype   % IO Loans   % non-owner Occupied
       LTV > 90   2,043   178,222,852          14.19      8.868              31.92        11.54                   4.25
----------------------------------------------------------------------------------------------------------------------


--------------------------------------
       LTV > 90   % Fico Less Than 600
       -------------------------------
       LTV > 90                  10.13
--------------------------------------


--------------------------------------------------------------------------------
J      What is max LTV for stated income and minimum FICO for stated income?
       Max LTV for Stated Income Documentation: 100.00
       Min Fico for Stated Income Documentation: 500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
K      What is min FICO for loans above 90% LTV
       Min Fico for ltv greater than 90: 500

--------------------------------------------------------------------------------

L      Seasoning hisotry - any over 3m?
M      For loans below 100k do for D above but for  5 MSAs


2. Fico

-----------------------------------------------------------------------------------------------------------------------------
                  % of
                Mortgage
                 Pool by
                Aggregate                                            Weighted
                 Cut-off   Weighted                                  Average
                  Date     Average   % LTV  % LTV                     Gross                                  Weighted  % DTI
                Principal  Original  Above  Above  % Full  % Owner   Interest  % Below  % above  % Interest  Average   Above
Fico             Balance     LTV        80     90   Doc    Occupied  Rate (%)  100,000  500,000     Only       DTI        45%
-----------------------------------------------------------------------------------------------------------------------------
Fico below 600      21.76     78.96  40.22   6.61   63.92     97.89     7.469     9.36     7.63       10.73     40.33  35.43
Fico gt 599         78.24     82.67  32.28   16.3   39.79     93.92      6.87     9.94    12.01        33.4     40.19  30.58
-----------------------------------------------------------------------------------------------------------------------------
Total:                100     81.86  34.01  14.19   45.04     94.78         7     9.81    11.06       28.47     40.22  31.64
-----------------------------------------------------------------------------------------------------------------------------


3. Fico

-----------------------------------------------------------------------------------------------------------------------------
                  % of
                Mortgage
                 Pool by
                Aggregate                                            Weighted
                 Cut-off   Weighted                                  Average
                  Date     Average   % LTV  % LTV                     Gross                                  Weighted  % DTI
                Principal  Original  Above  Above  % Full  % Owner   Interest  % Below  % above  % Interest  Average   Above
Fico             Balance     LTV        80     90   Doc    Occupied  Rate (%)  100,000  500,000     Only       DTI        45%
-----------------------------------------------------------------------------------------------------------------------------
Fico below 580      13.34     77.48  39.78   1.95   61.16     97.62     7.678     7.76     6.55         2.4     40.15  37.06
Fico gt 579         86.66     82.54  33.12  16.07   42.56     94.34     6.896    10.13    11.75       32.48     40.24   30.8
-----------------------------------------------------------------------------------------------------------------------------
Total:                100     81.86  34.01  14.19   45.04     94.78         7     9.81    11.06       28.47     40.22  31.64
-----------------------------------------------------------------------------------------------------------------------------


4. Fico

-----------------------------------------------------------------------------------------------------------------------------
                  % of
                Mortgage
                 Pool by
                Aggregate                                            Weighted
                 Cut-off   Weighted                                  Average
                  Date     Average   % LTV  % LTV                     Gross                                  Weighted  % DTI
                Principal  Original  Above  Above  % Full  % Owner   Interest  % Below  % above  % Interest  Average   Above
Fico             Balance     LTV        80     90   Doc    Occupied  Rate (%)  100,000  500,000     Only       DTI        45%
-----------------------------------------------------------------------------------------------------------------------------
Fico below 560       9.03     77.66  40.93   0.88   64.29     98.32     7.917     7.65     7.32        1.81      39.8  36.35
Fico gt 559         90.97     82.28  33.32  15.51   43.13     94.43     6.909    10.03    11.43       31.12     40.27  31.17
-----------------------------------------------------------------------------------------------------------------------------
Total:                100     81.86  34.01  14.19   45.04     94.78         7     9.81    11.06       28.47     40.22  31.64
-----------------------------------------------------------------------------------------------------------------------------


                                    5

---------------------------------------------------------------------------------------------------------------------------
                 % of
               Mortgage
                Pool by
               Aggregate                                                          Weighted
                Cut-off    Weighted                                               Average
                 Date      Average     % FICO      % FICO                          Gross
               Principal   Original   less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest
                Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000   500,000      Only
---------------------------------------------------------------------------------------------------------------------------
ltv ABOVE 85       26.12         94       19.42        8.48    54.31      93.67      8.066      27.3       8.8        19.68
ltv le 85          73.88      77.57       22.58       13.41    41.76      95.17      6.624      3.63     11.86        31.58
---------------------------------------------------------------------------------------------------------------------------
Total:               100      81.86       21.76       12.13    45.04      94.78          7      9.81     11.06        28.47
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
               Weighted   % DTI   % LTV   % LTV
               Average    Above   Above   Above
                 DTI         45%     80      90
-----------------------------------------------
ltv ABOVE 85      40.27   32.84     100   54.32
ltv le 85         40.21   31.21   10.67       0
-----------------------------------------------
Total:            40.22   31.64   34.01   14.19
-----------------------------------------------


                                    6

---------------------------------------------------------------------------------------------------------------------------
                 % of
               Mortgage
                Pool by
               Aggregate                                                          Weighted
                Cut-off    Weighted                                               Average
                 Date      Average     % FICO      % FICO                          Gross
               Principal   Original   less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest
                Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000   500,000      Only
---------------------------------------------------------------------------------------------------------------------------
ltv ABOVE 90       14.19      97.74       10.13         1.1    53.51      95.75      8.868     45.77      5.95        11.54
ltv le 90          85.81      79.24       23.68       13.95    43.64      94.62      6.692      3.87      11.9        31.27
---------------------------------------------------------------------------------------------------------------------------
Total:               100      81.86       21.76       12.13    45.04      94.78          7      9.81     11.06        28.47
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
               Weighted   % DTI   % LTV   % LTV
               Average    Above   Above   Above
                 DTI         45%     80      90
-----------------------------------------------
ltv ABOVE 90      40.59   32.48     100     100
ltv le 90         40.16    31.5   23.09       0
-----------------------------------------------
Total:            40.22   31.64   34.01   14.19
-----------------------------------------------


                                    7

---------------------------------------------------------------------------------------------------------------------------
                 % of
               Mortgage
                Pool by
               Aggregate                                                          Weighted
                Cut-off    Weighted                                               Average
                 Date      Average     % FICO      % FICO                          Gross
               Principal   Original   less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest
                Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000   500,000      Only
---------------------------------------------------------------------------------------------------------------------------
ltv ABOVE 95        8.26      99.93         7.5        0.95    48.03      97.74      9.889     70.61         0            0
ltv le 95          91.74      80.23       23.04       13.13    44.77      94.51       6.74      4.34     12.05        31.03
---------------------------------------------------------------------------------------------------------------------------
Total:               100      81.86       21.76       12.13    45.04      94.78          7      9.81     11.06        28.47
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
               Weighted   % DTI   % LTV   % LTV
               Average    Above   Above   Above
                 DTI         45%     80      90
-----------------------------------------------
ltv ABOVE 95      40.81   31.97     100     100
ltv le 95         40.17   31.61   28.06    6.46
-----------------------------------------------
Total:            40.22   31.64   34.01   14.19
-----------------------------------------------


                                    8

---------------------------------------------------------------------------------------------------------------------------
                 % of
               Mortgage
                Pool by
               Aggregate                                                          Weighted
                Cut-off    Weighted                                               Average
                 Date      Average     % FICO      % FICO                          Gross
               Principal   Original   less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest
                Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000   500,000      Only
---------------------------------------------------------------------------------------------------------------------------
DTI gt 40          57.51      82.24       21.86       11.88    46.18      95.32      7.047      9.52     10.22        24.24
DTI le 40          42.49      81.35       21.63       12.46    43.49      94.05      6.937     10.21     12.19        34.19
---------------------------------------------------------------------------------------------------------------------------
Total:               100      81.86       21.76       12.13    45.04      94.78          7      9.81     11.06        28.47
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
               Weighted   % DTI   % LTV   % LTV
               Average    Above   Above   Above
                 DTI         45%     80      90
-----------------------------------------------
DTI gt 40         46.12   55.01   33.77    14.6
DTI le 40         32.24       0   34.32   13.62
-----------------------------------------------
Total:            40.22   31.64   34.01   14.19
-----------------------------------------------


                                    9

---------------------------------------------------------------------------------------------------------------------------
                 % of
               Mortgage
                Pool by
               Aggregate                                                          Weighted
                Cut-off    Weighted                                               Average
                 Date      Average     % FICO      % FICO                          Gross
               Principal   Original   less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest
                Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000   500,000      Only
---------------------------------------------------------------------------------------------------------------------------
DTI gt 45          31.64      82.17       24.37       14.27    48.57       94.2      7.087     10.31      7.94        15.22
DTI le 45          68.36      81.72       20.55       11.13     43.4      95.05       6.96      9.58      12.5         34.6
---------------------------------------------------------------------------------------------------------------------------
Total:               100      81.86       21.76       12.13    45.04      94.78          7      9.81     11.06        28.47
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
               Weighted   % DTI   % LTV   % LTV
               Average    Above   Above   Above
                 DTI         45%     80      90
-----------------------------------------------
DTI gt 45         48.93     100   34.86   14.57
DTI le 45         36.19       0   33.61   14.01
-----------------------------------------------
Total:            40.22   31.64   34.01   14.19
-----------------------------------------------



                                   10

---------------------------------------------------------------------------------------------------------------------------
                 % of
               Mortgage
                Pool by
               Aggregate                                                          Weighted
                Cut-off    Weighted                                               Average
                 Date      Average     % FICO      % FICO                          Gross
               Principal   Original   less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest
                Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000   500,000      Only
---------------------------------------------------------------------------------------------------------------------------
DTI gt 50           7.73      82.87       28.28       15.44    67.36      93.69      6.983      10.9      9.53         9.66
DTI le 50          92.27      81.78       21.21       11.85    43.17      94.87      7.002      9.72     11.19        30.05
---------------------------------------------------------------------------------------------------------------------------
Total:               100      81.86       21.76       12.13    45.04      94.78          7      9.81     11.06        28.47
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
               Weighted   % DTI   % LTV   % LTV
               Average    Above   Above   Above
                 DTI         45%     80      90
-----------------------------------------------
DTI gt 50         52.81     100   44.05   18.18
DTI le 50         39.17   25.91   33.16   13.85
-----------------------------------------------
Total:            40.22   31.64   34.01   14.19
-----------------------------------------------


11. Non-Owner Occupied Loans - Stated Doc

-----------------------------------------------------------------------------------------------------------------------------
                                          % of
                                        Mortgage
                                         Pool by
                                        Aggregate                                                          Weighted
                                         Cut-off    Weighted                                               Average
                                          Date      Average     % FICO      % FICO                          Gross
                                        Principal   Original   less than   less than   % Full   % Owner    Interest   % Below
Non-Owner Occupied Loans - Stated Doc    Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000
-----------------------------------------------------------------------------------------------------------------------------
Stated Docs                                 40.09      79.57        9.01        5.98        0          0      7.418      9.47
Non-Stated Doctype                          59.91       83.5        8.67        5.26     68.1          0      6.994     14.74
-----------------------------------------------------------------------------------------------------------------------------
Total:                                        100      81.92        8.81        5.55     40.8          0      7.164     12.63
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                               Weighted   % DTI   % LTV   % LTV
                                        % above   % Interest   Average    Above   Above   Above
Non-Owner Occupied Loans - Stated Doc   500,000      Only        DTI         45%     80      90
-----------------------------------------------------------------------------------------------
Stated Docs                                4.73         6.01      39.61   33.51   24.46   12.25
Non-Stated Doctype                        12.58        18.05      37.94    36.2   54.28   11.09
-----------------------------------------------------------------------------------------------
Total:                                     9.43        13.22      38.61   35.13   42.33   11.56
-----------------------------------------------------------------------------------------------



12. Non-Owner Occupied Loans

------------------------------------------------------------------------------------------------------------------------------
                                 % of
                               Mortgage
                                Pool by
                               Aggregate                                                          Weighted
                                Cut-off    Weighted                                               Average
                                 Date      Average     % FICO      % FICO                          Gross
                               Principal   Original   less than   less than   % Full   % Owner    Interest   % Below   % above
Non-Owner Occupied Loans        Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000   500,000
------------------------------------------------------------------------------------------------------------------------------
Balance Less than 100,000          12.63      85.26       15.43        9.93    54.12          0      8.115       100         0
Balance Greater than 100,000       87.37      81.44        7.85        4.91    38.88          0      7.027         0      10.8
------------------------------------------------------------------------------------------------------------------------------
Total:                               100      81.92        8.81        5.55     40.8          0      7.164     12.63      9.43
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                            Weighted   % DTI   % LTV   % LTV
                               % Interest   Average    Above   Above   Above
Non-Owner Occupied Loans          Only        DTI         45%     80      90
----------------------------------------------------------------------------
Balance Less than 100,000            3.27       38.5   34.96   57.92   29.32
Balance Greater than 100,000        14.66      38.63   35.15   40.07    8.99
----------------------------------------------------------------------------
Total:                              13.22      38.61   35.13   42.33   11.56
----------------------------------------------------------------------------


13. Non-Owner Occupied Loans

------------------------------------------------------------------------------------------------------------------------------
                                 % of
                               Mortgage
                                Pool by
                               Aggregate                                                          Weighted
                                Cut-off    Weighted                                               Average
                                 Date      Average     % FICO      % FICO                          Gross
                               Principal   Original   less than   less than   % Full   % Owner    Interest   % Below   % above
Non-Owner Occupied Loans        Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000   500,000
------------------------------------------------------------------------------------------------------------------------------
IO loans                           13.22      82.82        2.95           0    48.97          0      6.261      3.13     13.49
Non-IO loans                       86.78      81.78         9.7        6.39    39.56          0      7.302     14.08      8.81
------------------------------------------------------------------------------------------------------------------------------
Total:                               100      81.92        8.81        5.55     40.8          0      7.164     12.63      9.43
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                            Weighted   % DTI   % LTV   % LTV
                               % Interest   Average    Above   Above   Above
Non-Owner Occupied Loans          Only        DTI         45%     80      90
----------------------------------------------------------------------------
IO loans                              100      36.02   24.18   30.89   11.23
Non-IO loans                            0         39   36.79   44.07   11.61
----------------------------------------------------------------------------
Total:                              13.22      38.61   35.13   42.33   11.56
----------------------------------------------------------------------------



14. IO reset Date

---------------------------------------------------------------------------------------------------------------
                                                           % of
                                                         Mortgage
                                                          Pool by
                                            Aggregate    Aggregate   Weighted   Weighted    Weighted
                                 Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                   of         Date         Date       Gross     Remaining   Combined   Average
                                Mortgage    Principal    Principal   Interest     Term      Original     FICO
IO reset Date                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------
53                                     1       516,000         0.2        6.5         353         80        582
55                                     5     2,187,734        0.86      6.753         355      80.85        645
56                                   175    55,117,515        21.7      6.188         356      82.37        662
57                                   615   195,841,077       77.11      6.041         357      81.88        669
58                                     1       318,000        0.13       5.99         358      81.75        696
---------------------------------------------------------------------------------------------------------------
Total:                               797   253,980,326         100       6.08         357      81.97        667
---------------------------------------------------------------------------------------------------------------


15. New Century Credit Grade

-----------------------------------------------------------------------------------------------------------------
                                                             % of
                                                           Mortgage
                                                            Pool by
                                             Aggregate     Aggregate   Weighted   Weighted    Weighted
                                 Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                   of          Date          Date       Gross     Remaining   Combined   Average
                                Mortgage     Principal     Principal   Interest     Term      Original     FICO
New Century Credit Grade         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------
A                                  1,645     302,474,410       26.35      7.097         338      82.44        624
AA                                 3,078     555,979,254       48.44      6.925         331      83.37        684
A-                                   634     105,767,384        9.22      7.195         339      81.36        595
B                                    454      86,546,061        7.54      7.822         354      76.48        537
B+                                   426      89,793,528        7.82      7.397         356      81.51        568
C                                     44       7,196,595        0.63      8.322         357      74.25        552
-----------------------------------------------------------------------------------------------------------------
Total:                             6,281   1,147,757,233         100      7.108         337      82.21        639
-----------------------------------------------------------------------------------------------------------------


16. Top 10 Cities of Overall Pool

-----------------------------------------------------------------------------------------------------------------
                                                             % of
                                                           Mortgage
                                                            Pool by
                                             Aggregate     Aggregate   Weighted   Weighted    Weighted
                                 Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                   of          Date          Date       Gross     Remaining   Combined   Average
                                Mortgage     Principal     Principal   Interest     Term      Original     FICO
Top 10 Cities of Overall Pool    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------
Los Angeles CA                       206      48,566,007        4.23      7.018         336      79.55        649
Las Vegas NV                         100      17,122,735        1.49      7.231         334      83.78        648
Chicago IL                            90      14,477,444        1.26       7.32         341       83.3        642
San Diego CA                          50      13,153,252        1.15      6.934         332      82.32        652
Palmdale CA                           75      12,685,324        1.11      6.958         340       80.9        629
Fontana CA                            67      11,834,404        1.03      7.013         334      81.39        647
Sacramento CA                         71      11,667,782        1.02      7.172         331      83.13        638
Corona CA                             35      10,140,885        0.88      6.823         336      79.76        637
Lancaster CA                          60       9,555,176        0.83      6.758         336      82.88        659
Santa Clari CA                        37       9,464,859        0.82      6.788         334      79.99        662
Other                              5,490     989,089,366       86.18      7.121         338      82.36        638
-----------------------------------------------------------------------------------------------------------------
Total:                             6,281   1,147,757,233         100      7.108         337      82.21        639
-----------------------------------------------------------------------------------------------------------------


90>17. LTV > 90

-------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                         Mortgage
                                                          Pool by
                                            Aggregate    Aggregate  Weighted
                                 Number      Cut-off      Cut-off   Average                                              % Fico
                                   of         Date         Date      Gross                                                Less
                                Mortgage    Principal    Principal  Interest                                % Non-Owner   Than
LTV > 90                         Loans     Balance ($)    Balance   Rate (%)  % stated Doctype  % IO Loans   Occupied       600
-------------------------------------------------------------------------------------------------------------------------------
LTV > 90                           2,189    192,043,404      16.73     9.096             33.73        4.48          3.9   17.43
LTV < 90                           4,092    955,713,829      83.27     6.709             41.01       24.92          5.5   24.95
-------------------------------------------------------------------------------------------------------------------------------
Total:                             6,281  1,147,757,233        100     7.108             39.79        21.5         5.24   23.69
-------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                      Weighted
                                      Average
% LTV        % LTV                     Gross                                  Weighted  % DTI
Above        Above  % Full  % Owner   Interest  % Below  % above  % Interest  Average   Above
  80            90   Doc    Occupied  Rate (%)  100,000  500,000     Only       DTI        45%
----------------------------------------------------------------------------------------------
   33         3.03   68.23     97.78     7.735    15.78     1.53        2.09     32.54  27.65
40.95         9.48   50.97      93.3     6.951    11.91     3.77        15.9     32.84   26.3
37.82         6.94   57.76     95.06      7.26    13.44     2.89       10.46     32.72  26.83
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                      Weighted
                                      Average
% LTV        % LTV                     Gross                                  Weighted  % DTI
Above        Above  % Full  % Owner   Interest  % Below  % above  % Interest  Average   Above
  80            90   Doc    Occupied  Rate (%)  100,000  500,000     Only       DTI        45%
----------------------------------------------------------------------------------------------
28.79         1.05   68.99     98.28     7.936     17.1     1.06           0     32.83  27.63
 41.4         9.27   53.32     93.79     6.992    11.98     3.61       14.61     32.67  26.52
37.82         6.94   57.76     95.06      7.26    13.44     2.89       10.46     32.72  26.83
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                      Weighted
                                      Average
% LTV        % LTV                     Gross                                  Weighted  % DTI
Above        Above  % Full  % Owner   Interest  % Below  % above  % Interest  Average   Above
  80            90   Doc    Occupied  Rate (%)  100,000  500,000     Only       DTI        45%
----------------------------------------------------------------------------------------------
23.28         0.95   71.26      98.5     8.099    18.26      1.1           0     34.18  28.74
41.15         8.31   54.68     94.28     7.068    12.33      3.3       12.86     32.38   26.4
37.82         6.94   57.76     95.06      7.26    13.44     2.89       10.46     32.72  26.83
----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                            Weighted
                                            Average
  % FICO     % FICO                          Gross                                      Weighted   % DTI   % LTV   % LTV
less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest   Average    Above   Above   Above
   600            575    Doc     Occupied   Rate (%)   100,000   500,000      Only        DTI         45%     80      90
------------------------------------------------------------------------------------------------------------------------
26.65           12.05    65.21      93.81      7.513     13.44      3.03        10.33      33.47   28.58     100    29.1
43.35           30.34    55.43      95.46       7.18     13.43      2.85        10.51      32.48   26.28   18.34       0
39.37           25.98    57.76      95.06       7.26     13.44      2.89        10.46      32.72   26.83   37.82    6.94
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                            Weighted
                                            Average
  % FICO     % FICO                          Gross                                      Weighted   % DTI   % LTV   % LTV
less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest   Average    Above   Above   Above
   600            575    Doc     Occupied   Rate (%)   100,000   500,000      Only        DTI         45%     80      90
------------------------------------------------------------------------------------------------------------------------
17.17             3.9    74.39      99.38      7.781     19.55       0.9        10.22      36.29   28.43     100     100
41.02           27.62    56.52      94.74      7.221     12.98      3.04        10.48      32.45   26.71   33.18       0
39.37           25.98    57.76      95.06       7.26     13.44      2.89        10.46      32.72   26.83   37.82    6.94
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                            Weighted
                                            Average
  % FICO     % FICO                          Gross                                      Weighted   % DTI   % LTV   % LTV
less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest   Average    Above   Above   Above
   600            575    Doc     Occupied   Rate (%)   100,000   500,000      Only        DTI         45%     80      90
------------------------------------------------------------------------------------------------------------------------
 2.98            0.84    82.26        100      8.837     49.86         0         7.35      34.44   32.85     100     100
39.93           26.36    57.39      94.99      7.235     12.87      2.94        10.51      32.69   26.74   36.86    5.51
39.37           25.98    57.76      95.06       7.26     13.44      2.89        10.46      32.72   26.83   37.82    6.94
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                            Weighted
                                            Average
  % FICO     % FICO                          Gross                                      Weighted   % DTI   % LTV   % LTV
less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest   Average    Above   Above   Above
   600            575    Doc     Occupied   Rate (%)   100,000   500,000      Only        DTI         45%     80      90
------------------------------------------------------------------------------------------------------------------------
38.42           25.34    55.03       95.4      7.247      9.84      3.15        14.47      46.13   58.91   38.66    7.75
40.16           26.51    60.05      94.78       7.27     16.44      2.67         7.11      21.44       0   37.12    6.27
39.37           25.98    57.76      95.06       7.26     13.44      2.89        10.46      32.72   26.83   37.82    6.94
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                            Weighted
                                            Average
  % FICO     % FICO                          Gross                                      Weighted   % DTI   % LTV   % LTV
less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest   Average    Above   Above   Above
   600            575    Doc     Occupied   Rate (%)   100,000   500,000      Only        DTI         45%     80      90
------------------------------------------------------------------------------------------------------------------------
40.56           26.86    58.57      95.12       7.22      8.92      3.07        15.38      48.54     100   39.88    7.36
38.93           25.65    57.47      95.04      7.275     15.09      2.83         8.66       26.9       0   37.07    6.79
39.37           25.98    57.76      95.06       7.26     13.44      2.89        10.46      32.72   26.83   37.82    6.94
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                            Weighted
                                            Average
  % FICO     % FICO                          Gross                                      Weighted   % DTI   % LTV   % LTV
less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest   Average    Above   Above   Above
   600            575    Doc     Occupied   Rate (%)   100,000   500,000      Only        DTI         45%     80      90
------------------------------------------------------------------------------------------------------------------------
54.58           41.07    72.45      94.86      7.139      8.15      6.56         1.39      52.61     100   24.99    2.17
38.63           25.24    57.05      95.07      7.266     13.69      2.71         10.9      31.75   23.29   38.44    7.17
39.37           25.98    57.76      95.06       7.26     13.44      2.89        10.46      32.72   26.83   37.82    6.94
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                            Weighted
                                            Average
  % FICO     % FICO                          Gross                                      Weighted   % DTI   % LTV   % LTV
less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest   Average    Above   Above   Above
   600            575    Doc     Occupied   Rate (%)   100,000   500,000      Only        DTI         45%     80      90
------------------------------------------------------------------------------------------------------------------------
15.61            6.74        0          0      7.827     16.61       1.3            0      36.98   27.22   41.71       0
19.92           10.49    90.96          0      7.583     27.12         0            0      29.41   25.83   52.72    1.77
17.74            8.59    44.87          0      7.706     21.79      0.66            0      33.24   26.54   47.14    0.87
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                            Weighted
                                            Average
  % FICO     % FICO                          Gross                                      Weighted   % DTI   % LTV   % LTV
less than   less than   % Full   % Owner    Interest   % Below   % above   % Interest   Average    Above   Above   Above
   600            575    Doc     Occupied   Rate (%)   100,000   500,000      Only        DTI         45%     80      90
------------------------------------------------------------------------------------------------------------------------
17.66           11.71       55          0      8.188       100         0            0      31.09   26.77   47.15    0.67
17.76            7.72    42.05          0      7.572         0      0.84            0      33.84   26.47   47.14    0.93
17.74            8.59    44.87          0      7.706     21.79      0.66            0      33.24   26.54   47.14    0.87
------------------------------------------------------------------------------------------------------------------------


13. Non-Owner Occupied Loans

------------------------------------------------------------------------------------------------------------------------------
                                 % of
                               Mortgage
                                Pool by
                               Aggregate                                                          Weighted
                                Cut-off    Weighted                                               Average
                                 Date      Average     % FICO      % FICO                          Gross
                               Principal   Original   less than   less than   % Full   % Owner    Interest   % Below   % above
Non-Owner Occupied Loans        Balance      LTV            600         575    Doc     Occupied   Rate (%)   100,000   500,000
------------------------------------------------------------------------------------------------------------------------------
Non-IO loans                         100      80.45       17.74        8.59    44.87          0      7.706     21.79      0.66
------------------------------------------------------------------------------------------------------------------------------
Total:                               100      80.45       17.74        8.59    44.87          0      7.706     21.79      0.66
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                            Weighted   % DTI   % LTV   % LTV
                               % Interest   Average    Above   Above   Above
Non-Owner Occupied Loans          Only        DTI         45%     80      90
----------------------------------------------------------------------------
Non-IO loans                            0      33.24   26.54   47.14    0.87
----------------------------------------------------------------------------
Total:                                  0      33.24   26.54   47.14    0.87
----------------------------------------------------------------------------


14. IO reset Date

------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                            Mortgage
                                                             Pool by
                                              Aggregate     Aggregate   Weighted   Weighted    Weighted
                                  Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                    of          Date          Date       Gross     Remaining   Combined   Average
                                 Mortgage     Principal     Principal   Interest     Term      Original     FICO
IO reset Date                     Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------
0                                      24       4,895,858        2.73      7.052         356      84.42        656
1                                      17       5,050,329        2.82      5.098         297      79.24        728
16                                      3         984,920        0.55      5.942         352      84.43        638
18                                     17       4,748,206        2.65      6.263         354      78.75        618
19                                     52      12,957,023        7.23      6.866         355         81        661
20                                    285      72,175,424       40.25      6.893         356      80.74        648
21                                    253      60,253,279        33.6      6.767         357      80.74        648
29                                      1         109,600        0.06       5.05         353         80        662
30                                      5       1,167,427        0.65      6.014         354      78.11        643
31                                      9       2,091,893        1.17      6.415         355      77.08        673
32                                     38       8,999,518        5.02      6.507         356      80.07        675
33                                     29       5,876,218        3.28       6.71         357      82.59        654
------------------------------------------------------------------------------------------------------------------
Total:                                733     179,309,695         100      6.743         355      80.75        652
------------------------------------------------------------------------------------------------------------------


15. New Century Credit Grade

------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                            Mortgage
                                                             Pool by
                                              Aggregate     Aggregate   Weighted   Weighted    Weighted
                                  Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                    of          Date          Date       Gross     Remaining   Combined   Average
                                 Mortgage     Principal     Principal   Interest     Term      Original     FICO
New Century Credit Grade          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------
A                                   1,158     181,672,671        10.6      7.336         355      79.41        595
AA                                  3,676     651,608,322       38.03      7.096         352      80.57        627
AAA                                   344      50,383,660        2.94      6.909         353      80.94        678
AA+                                 2,055     336,862,157       19.66       7.12         352      79.33        629
A-                                    730     111,435,424         6.5      7.504         353      77.96        581
A+                                    920     152,477,332         8.9      7.225         354      80.76        619
B                                     726     113,879,178        6.65      7.852         353       72.8        560
B+                                    175      26,526,509        1.55      7.693         356      75.04        569
C                                     298      47,004,087        2.74      8.208         355      68.14        560
CC                                     46       6,725,046        0.39       9.88         355      58.81        550
CG                                      2         214,487        0.01      8.079         356      85.31        677
C-                                     13       1,540,135        0.09      9.641         357      63.56        539
FICO                                   17       5,050,329        0.29      5.098         297      79.24        728
NG                                    179      28,069,110        1.64      7.319         352      78.96        634
------------------------------------------------------------------------------------------------------------------
Total:                             10,339   1,713,448,448         100       7.26         353      78.99        615
------------------------------------------------------------------------------------------------------------------


16. Top 10 Cities of Overall Pool

------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                            Mortgage
                                                             Pool by
                                              Aggregate     Aggregate   Weighted   Weighted    Weighted
                                  Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                    of          Date          Date       Gross     Remaining   Combined   Average
                                 Mortgage     Principal     Principal   Interest     Term      Original     FICO
Top 10 Cities of Overall Pool     Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------
Las Vegas NV                          121      25,967,634        1.52        7.1         356      78.71        617
Los Angeles CA                         97      24,619,326        1.44      6.922         356      76.34        624
Brooklyn NY                            69      21,413,081        1.25      7.259         353      75.97        623
Chicago IL                            116      21,256,864        1.24      7.406         355      80.72        624
Miami FL                               91      14,377,912        0.84      7.464         353      80.87        614
San Diego CA                           49      12,261,233        0.72      6.606         355      70.32        625
Phoenix AZ                             86      11,441,041        0.67      7.125         353      83.34        632
Houston TX                            107       9,489,482        0.55      7.947         329      79.27        596
Fontana CA                             35       8,443,328        0.49      6.845         356       77.5        628
Bronx NY                               31       8,411,642        0.49      7.031         356      79.44        646
Other                               9,537   1,555,766,904        90.8      7.269         353      79.07        614
------------------------------------------------------------------------------------------------------------------
Total:                             10,339   1,713,448,448         100       7.26         353      78.99        615
------------------------------------------------------------------------------------------------------------------


90>17. LTV > 90

-------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                         Mortgage
                                                          Pool by
                                            Aggregate    Aggregate  Weighted
                                 Number      Cut-off      Cut-off   Average                                              % Fico
                                   of         Date         Date      Gross                                                Less
                                Mortgage    Principal    Principal  Interest                                % Non-Owner   Than
LTV > 90                         Loans     Balance ($)    Balance   Rate (%)  % stated Doctype  % IO Loans   Occupied       600
-------------------------------------------------------------------------------------------------------------------------------
LTV > 90                             867    118,959,502       6.94     7.781             21.75       10.22         0.62   17.17
LTV < 90                           9,472  1,594,488,946      93.06     7.221             40.14       10.48         5.26   41.02
-------------------------------------------------------------------------------------------------------------------------------
Total:                            10,339  1,713,448,448        100      7.26             38.86       10.46         4.94   39.37
-------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------------------------------------------------------------------------------------------------
                         % of pool   average LTV   LTV above 80%   LTV above 90%   % full doc   % owner occ   ave wac
                         --------------------------------------------------------------------------------------------
A       FICO below 600       21.76         78.96           40.22            6.61        63.92         97.89     7.469
        FICO below 580       13.34         77.48           39.78            1.95        61.16         97.62     7.678
        FICO below 560        9.03         77.66           40.93            0.88        64.29         98.32     7.917
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
        % below 100k   % above 500k   % IO    ave DTI   DTI > 45%
        ---------------------------------------------------------
A               9.36           7.63   10.73     40.33       35.43
                7.76           6.55     2.4     40.15       37.06
                7.65           7.32    1.81      39.8       36.35
-----------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                           % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                           ----------------------------------------------------------------------------------------------------
B        LTV above 85%         26.12            94       19.42         8.48        54.31         93.67     8.066           27.3
         LTV above 90%         14.19         97.74       10.13          1.1        53.51         95.75     8.868          45.77
         LTV above 95%          8.26         99.93         7.5         0.95        48.03         97.74     9.889          70.61
-------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
        % above 500k    % IO    ave DTI   DTI > 45%   LTV above 80%   LTV above 90%
        ---------------------------------------------------------------------------
B                8.8    19.68     40.27       32.84             100           54.32
                5.95    11.54     40.59       32.48             100             100
                   0        0     40.81       31.97             100             100
-----------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                           % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                           ----------------------------------------------------------------------------------------------------
C          DTI > 40%           57.51         82.24       21.86        11.88        46.18         95.32     7.047           9.52
           DTI > 45%           31.64         82.17       24.37        14.27        48.57          94.2     7.087          10.31
           DTI > 50%            7.73         82.87       28.28        15.44        67.36         93.69     6.983           10.9
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
        % above 500k    % IO    ave DTI   DTI > 45%   LTV above 80%    LTV above 90%
        ----------------------------------------------------------------------------
C              10.22    24.24     46.12       55.01           33.77             14.6
                7.94    15.22     48.93         100           34.86            14.57
                9.53     9.66     52.81         100           44.05            18.18
------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
D                          % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
         Non Owner Occ     ----------------------------------------------------------------------------------------------------
          Stated Docs          40.09         79.57        9.01         5.98            0             0     7.418           9.47
        Loans below 100k       12.63         85.26       15.43         9.93        54.12             0     8.115            100
            IO Loans           13.22         82.82        2.95            0        48.97             0     6.261           3.13
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
D       % above 500k     % IO   ave DTI   DTI > 45%   LTV > 80%   LTV > 90%
        -------------------------------------------------------------------
                4.73     6.01     39.61       33.51       24.46       12.25
                   0     3.27      38.5       34.96       57.92       29.32
               13.49      100     36.02       24.18       30.89       11.23
---------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
E      When do IOs reset
       ----------------------------------------------------------------------------------------------------------------
       Months to next reset            Count    Balance ($)    % of Balance    WAC    Remaining Term   WA LTV   WA FICO
       ----------------------------------------------------------------------------------------------------------------
       52                                  1         337,316           0.09       6              352    89.97       689
       54                                  5       1,462,949           0.41   6.524              354    81.26       656
       55                                 63      20,046,671           5.61   6.173              355    81.14       662
       56                                419     128,494,456          35.93    6.14              356    81.02       665
       57                                673     206,454,714          57.73   6.274              357     81.6       658
       58                                  2         814,400           0.23   5.925              358       80       656
       ----------------------------------------------------------------------------------------------------------------
       Total:                          1,163     357,610,505            100    6.22              356    81.37       661
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
G      Summary of pool per NC grades
       ----------------------------------------------------------------------------------------------------------------
       Credit Grade                    Count    Balance ($)    % of Balance    WAC    Remaining Term   WA LTV   WA FICO
       ----------------------------------------------------------------------------------------------------------------
       A                               2,371     393,872,982          31.36   7.209              327    83.73       627
       AA                              2,689     584,501,083          46.53   6.637              344    82.16       684
       A-                                621     107,663,676           8.57   7.127              342    81.19       593
       B                                 441      81,450,984           6.48   7.996              355    77.66       534
       B+                                373      76,536,435           6.09   7.247              353    77.08       570
       C                                  62      12,100,912           0.96   8.384              356    70.82       538
       ----------------------------------------------------------------------------------------------------------------
       Total:                          6,557   1,256,126,072            100       7              340    81.86       640
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
H      What are top 10 cities and average strats for each
       ----------------------------------------------------------------------------------------------------------------
       Top 10 Cities of Overall Pool   Loans    Balance ($)      Balance      Rate (%)   (months)       LTV      Score
       ----------------------------------------------------------------------------------------------------------------
       Los Angeles CA                    184      44,604,005           3.55   6.915              340    80.03       661
       Las Vegas NV                      113      22,570,152            1.8   7.054              340    83.43       655
       San Diego CA                       53      14,238,153           1.13   6.427              344    78.57       649
       Riverside CA                       59      13,401,887           1.07   6.793              336    78.85       652
       Palmdale CA                        74      13,046,661           1.04    6.89              339    81.64       641
       Chicago IL                         72      12,962,847           1.03   7.398              343    83.14       635
       Lancaster CA                       70      11,633,599           0.93    6.75              336    83.34       655
       Brooklyn NY                        40      10,897,102           0.87    6.69              341    82.01       665
       Fontana CA                         54      10,748,558           0.86   6.819              341    80.11       640
       Bakersfield CA                     78      10,319,276           0.82   6.954              340     82.1       637
       Other                           5,760   1,091,703,832          86.91   7.017              340    81.97       638
       ----------------------------------------------------------------------------------------------------------------
       Total:                          6,557   1,256,126,072            100       7              340    81.86       640
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
I      What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
       ----------------------------------------------------------------------------------------------------------------
       LTV > 90   Loans   Balance ($)   % of Balance   Rate (%)   % stated Doctype   % IO Loans   % non-owner Occupied
       ----------------------------------------------------------------------------------------------------------------
       LTV > 90   2,043   178,222,852          14.19      8.868              31.92        11.54                   4.25
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------
       LTV > 90   % Fico Less Than 600
       -------------------------------
       LTV > 90                  10.13
--------------------------------------


--------------------------------------------------------------------------------
J      What is max LTV for stated income and minimum FICO for stated income?
       Max LTV for Stated Income Documentation: 100.00
       Min Fico for Stated Income Documentation: 500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
K      What is min FICO for loans above 90% LTV
       Min Fico for ltv greater than 90: 500
--------------------------------------------------------------------------------


L      Seasoning hisotry - any over 3m?
M      For loans below 100k do for D above but for top 5 MSAs

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                    2nd Liens

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 1,769
Aggregate Principal Balance ($): 107,283,920
Weighted Average Current Mortgage Rate (%): 10.044
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Weighted Average Stated Original Term (months): 181
Weighted Average Stated Remaining Term (months): 178
Weighted Average Combined Original LTV (%): 99.25
% First Liens: 0.00
% Owner Occupied: 97.64
% Purchase: 78.30
% Full Doc: 46.43
Non-Zero Weighted Average Credit Score: 660


2. Product Types

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Product Types                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                              23      978,912       0.91    10.109        177     98.84       649
Fixed - 20 Year                                               8      286,082       0.27    10.897        235     91.67       646
Fixed - 30 Year                                               8      417,206       0.39     9.588        356     99.60       658
Balloon - 15/20                                               1       15,924       0.01    11.000        176    100.00       659
Balloon - 15/30                                           1,729  105,585,795      98.42    10.043        177     99.28       660
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Interest Rates (%)                       Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                                10      869,987       0.81     7.873        177     99.59       732
8.000 - 8.999                                               258   16,861,126      15.72     8.559        178     99.13       700
9.000 - 9.999                                               671   40,139,123      37.41     9.743        178     99.42       669
10.000 - 10.999                                             626   39,724,671      37.03    10.638        177     99.17       640
11.000 - 11.999                                             179    8,445,156       7.87    11.508        178     99.10       631
12.000 - 12.999                                              25    1,243,857       1.16    12.487        186     99.08       616
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.500
Maximum: 12.990
Weighted Average: 10.044


4. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Cut-off Date Principal Balances ($)            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                  189    3,730,109       3.48    10.249        178     99.10       638
25,001 - 50,000                                             602   22,238,790      20.73    10.169        178     99.14       651
50,001 - 75,000                                             506   31,296,905      29.17    10.075        177     99.41       662
75,001 - 100,000                                            257   22,192,018      20.69    10.000        178     99.47       663
100,001 - 125,000                                           124   13,809,120      12.87     9.871        177     99.71       665
125,001 - 150,000                                            52    7,197,825       6.71     9.879        176     98.29       663
150,001 - 175,000                                            22    3,550,268       3.31     9.667        177     99.77       669
175,001 - 200,000                                            16    3,061,163       2.85    10.493        177     98.30       669
200,001 - 225,000                                             1      207,721       0.19     9.990        177     75.20       629
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 12,387
Maximum: 207,721
Average: 60,647


5. Stated Original Term (months)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Stated Original Term (months)                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
180                                                       1,753  106,580,631      99.34    10.043        177     99.27       660
240                                                           8      286,082       0.27    10.897        235     91.67       646
360                                                           8      417,206       0.39     9.588        356     99.60       658
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 181


6. Range of Stated Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Stated Remaining Terms (months)                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
169 - 180                                                 1,753  106,580,631      99.34    10.043        177     99.27       660
229 - 240                                                     8      286,082       0.27    10.897        235     91.67       646
349 - 360                                                     8      417,206       0.39     9.588        356     99.60       658
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 171
Maximum: 357
Weighted Average: 178


7. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Combined Original LTV Ratios (%)               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                                 1      134,701       0.13     8.990        176     23.90       709
35.01 - 40.00                                                 1       33,797       0.03     9.125        236     39.20       657
75.01 - 80.00                                                 2      227,699       0.21    10.078        177     75.26       630
80.01 - 85.00                                                 3      319,410       0.30    10.224        177     84.85       637
85.01 - 90.00                                                44    2,202,517       2.05    10.505        178     89.84       647
90.01 - 95.00                                               111    5,969,263       5.56    10.376        178     94.75       650
95.01 - 100.00                                            1,607   98,396,532      91.72    10.014        177     99.96       661
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 23.90
Maximum: 100.00
Weighted Average: 99.25


8. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Margins (%)                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


9. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Minimum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000



10. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Maximum Mortgage Rates (%)                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


11. Initial Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Initial Periodic Cap (%)                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


12. Subsequent Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Subsequent Periodic Cap (%)                             Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000



13. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Next Rate Adjustment Dates                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Geographic Distribution of Mortgaged Properties         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
California                                                  777   60,540,529      56.43     9.848        177     99.12       664
Maryland                                                     90    5,439,323       5.07    10.336        177     99.21       665
New York                                                     80    5,372,796       5.01    10.432        182     98.75       663
Virginia                                                     88    4,980,355       4.64    10.414        177     99.45       657
Florida                                                     103    4,387,977       4.09    10.520        178     99.34       650
Texas                                                       112    3,407,556       3.18     9.785        178     99.84       645
Nevada                                                       47    2,854,363       2.66    10.125        177     99.63       666
Illinois                                                     61    2,798,263       2.61    10.249        177     99.53       668
Arizona                                                      63    2,659,268       2.48    10.397        177     99.77       661
New Jersey                                                   44    2,348,893       2.19    10.479        179     99.36       644
Washington                                                   45    2,126,583       1.98     9.741        177     99.81       653
Massachusetts                                                34    1,991,328       1.86    10.504        180     99.86       663
Colorado                                                     16      772,501       0.72    10.268        177     99.06       638
Pennsylvania                                                 18      686,009       0.64     9.912        177     99.85       641
Louisiana                                                    27      659,534       0.61    10.600        177     99.91       626
Other                                                       164    6,258,642       5.83    10.301        180     99.41       641
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 44



15. Occupancy

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Occupancy                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Primary                                                   1,717  104,747,877      97.64    10.052        177     99.25       659
Second Home                                                  52    2,536,042       2.36     9.714        183     99.59       705
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------


16. Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Property Type                                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                   1,171   70,905,165      66.09    10.070        178     99.37       657
Planned Unit Development                                    323   19,769,590      18.43    10.023        177     98.75       662
Condominium                                                 211   11,878,835      11.07     9.964        177     99.52       663
2-4 Family                                                   64    4,730,330       4.41     9.937        177     98.97       692
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,919     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Loan Purpose                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Purchase                                                  1,386   84,004,493      78.30    10.024        178     99.64       664
Refinance - Cashout                                         323   20,027,142      18.67    10.106        177     97.88       647
Refinance - Rate Term                                        60    3,252,284       3.03    10.172        178     97.87       637
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Documentation Level                                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                          887   49,814,399      46.43     9.791        178     99.25       647
Stated Documentation                                        695   44,771,339      41.73    10.404        177     99.16       676
Limited Documentation                                       187   12,698,182      11.84     9.765        178     99.61       655
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Credit Score                                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
500 - 524                                                     1       41,941       0.04     9.750        177    100.00       513
525 - 549                                                     4      269,594       0.25    10.765        175    100.00       545
550 - 574                                                    13      677,609       0.63    10.071        176    100.00       568
575 - 599                                                   163    7,527,504       7.02    10.781        177     99.40       590
600 - 624                                                   343   19,262,084      17.95    10.560        177     99.14       613
625 - 649                                                   333   20,303,034      18.92    10.269        178     98.86       637
650 - 674                                                   341   21,808,410      20.33    10.106        179     99.37       662
675 - 699                                                   242   15,872,205      14.79     9.756        178     99.67       686
700 - 724                                                   162   10,810,273      10.08     9.256        177     98.92       711
725 - 749                                                    91    5,763,208       5.37     9.416        177     99.42       736
750 - 774                                                    53    3,355,975       3.13     9.134        177     99.68       763
775 - 799                                                    20    1,282,768       1.20     8.754        176     99.46       781
800 +                                                         3      309,314       0.29     9.302        177    100.00       808
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 513
Maximum: 816
Non-Zero Weighted Average: 660


20. Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Prepayment Penalty Term                                 Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
0                                                           695   38,096,357      35.51    10.317        178     99.13       656
12                                                           53    3,914,730       3.65     9.892        177     99.21       666
24                                                          813   53,439,745      49.81     9.833        177     99.31       664
36                                                          208   11,833,087      11.03    10.167        178     99.42       653
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25



21. Lien Position

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
Lien                                                   Mortgage   Principal   Principal  Interest    Term     Original    FICO
Position                                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
2nd Lien                                                  1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

--------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                  Aggregate   Aggregate  Weighted  Weighted   Weighted
                                                        Number     Cut-off     Cut-off   Average    Average   Average   Weighted
                                                          of        Date        Date      Gross    Remaining  Combined  Average
                                                       Mortgage   Principal   Principal  Interest    Term     Original    FICO
Interest Only Term                                      Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
0                                                         1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,769  107,283,920     100.00    10.044        178     99.25       660
--------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSAC 2005-WMC4
IO LOANS
---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                           Mortgage
                                                            Pool by
                                   Aggregate               Aggregate
                        Number      Cut-off                 Cut-off     Wtd
                          of         Date                    Date       Avg      %                %       %      %
                       Mortgage    Principal    Average    Principal   FICO    Owner      %      WA     Full    2nd
Product                 Loans     Balance ($)   Balanace    Balance    Score    Occ     Purc     DTI     Doc    Lien
---------------------------------------------------------------------------------------------------------------------
2/28 ARM 60 Month IO      1,045   321,740,673    307,886       89.97     660    97.50   57.85   38.66   53.45   0.00
3/27 ARM 60 Month IO          2       694,650    347,325        0.19     628   100.00    0.00   43.88   61.13   0.00
5/25 ARM 60 Month IO        116    35,175,182    303,234        9.84     670    98.20   32.05   37.22   55.75   0.00
---------------------------------------------------------------------------------------------------------------------
Total:                    1,163   357,610,505    307,490      100.00     661    97.58   55.20   38.53   53.70   0.00
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                            Initial Periodic Rate Caps
                         ----------------------------------------------------------------------------------------------




                           %      %        %        %         %        %        %        %        %         %
                          1.000  1.500    2.000    2.500     3.000    3.500    4.000    4.500    5.000    5.500     %
Product                  -1.499 -1.999   -2.499   -2.999   -3.499    -3.999   -4.499   -4.999   -5.499   -5.999     6+
-----------------------------------------------------------------------------------------------------------------------
2/28 ARM 60 Month IO      0.670  2.160    0.070    0.000    97.050    0.000    0.000    0.000    0.050    0.000   0.000
3/27 ARM 60 Month IO      0.000  0.000    0.000    0.000   100.000    0.000    0.000    0.000    0.000    0.000   0.000
5/25 ARM 60 Month IO      0.000  0.390    1.590    0.000     2.710    0.000    0.000    0.000   95.310    0.000   0.000
----------------------------------------------------------------------------------------------------------------------
Total:                    0.600  1.980    0.220    0.000    87.780    0.000    0.000    0.000    9.420    0.000   0.000
----------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                         MSAC 2005-WMC4                      Data
Collateral Characteristics       Pool Balance               $          1,256,126,072.15
                                 # of Loans                 #                      6557
                                 Avg Prin Balance           $                191,570.24
                                 WAC                        %                         7
                                 WA Net Rate                %                      6.48
                                 WAM                        #                       340
                                 Seasoning                  #                       3.4
                                 Second Liens               %                     8.541
                                 WA CLTV                    %                     81.86
                                 WA FICO                    #                       640
                                 Prepay Penalties           %                     71.90
Arm Characteristics              WAC (Arms only)            %                     6.702
                                 WAM (Arms only)            #                       357
                                 WA Margin                  %                     6.092
                                 WA Initial Cap             %                      2.45
                                 WA Periodic Cap            %                     1.003
                                 WA Cap                     %                      6.50
                                 WA Months to Roll          #                        23
Loan Type                        Fixed                      %                     17.25
                                 Balloons                   %                      8.41
                                 2/28 Arms                  %                     75.72
                                 3/27 Arms                  %                      2.29
                                 Other Hybrid Arms          %                      4.75
Index                            1-Month LIBOR              %                      0.00
                                 6-Month LIBOR              %                     82.76
                                 Other Index                %                     17.25
Loan Purpose                     Purchase                   %                     48.92
                                 Cash-Out Refi              %                     41.26
                                 Rate-Term Refi             %                      9.82
                                 Debt Consolidation         %                         0
Occupancy Status                 Owner                      %                     94.78
                                 Second Home                %                      2.34
                                 Investor                   %                      2.88
Property Type                    Single Family              %                     69.04
                                 2-4 Family                 %                      6.86
                                 PUD                        %                     15.03
                                 MH                         %                      0.34
                                 Condo                      %                      8.72
Doc Type                         Full Doc                   %                     45.04
                                 Stated Doc                 %                     39.55
                                 Limited Doc                %                     15.41
                                 No Doc                     %                         0
MI Data                          MI Flag                   Y/N   N
                                 % of Pool Covered          %    N/A
                                 Effective LTV              %    N/A
FICO Distribution                FICO <460                  %                      0.00
                                 FICO 460-479               %                      0.00
                                 FICO 480-499               %                      0.00
                                 FICO 500-519               %                      2.74
                                 FICO 520-539               %                      2.58
                                 FICO 540-559               %                      3.71
                                 FICO 560-579               %                      4.31
                                 FICO 580-599               %                      8.42
                                 FICO 600-619               %                     13.30
                                 FICO 620-639               %                     14.75
                                 FICO 640-659               %                     14.51
                                 FICO 660-679               %                     12.01
                                 FICO 680-699               %                      9.05
                                 FICO 700-719               %                      6.25
                                 FICO 720-739               %                      3.64
                                 FICO 740-759               %                      2.11
                                 FICO >760                  %                      2.62

LTV Distribution                 LTV <20                    %                      0.01
                                 LTV 20.01-30               %                      0.06
                                 LTV 30.01-40               %                      0.39
                                 LTV 40.01-50               %                      1.01
                                 LTV 50.01-60               %                      1.80
                                 LTV 60.01-70               %                      5.12
                                 LTV 70.01-80               %                     57.61
                                 LTV 80.01-90               %                     19.82
                                 LTV 90.01-100              %                     14.19
                                 LTV >100                   %                      0.00
                                                                          Data           Data
Loan Balance Distribution        $ 0-25,000               # & %                     189    0.30
                                 $ 25,001-50,000          # & %                     668    2.00
                                 $ 50,001-75,000          # & %                     761    3.77
                                 $ 75,001-100,000         # & %                     537    3.75
                                 $ 100,001-150,000        # & %                    1002    9.94
                                 $ 150,001-200,000        # & %                     784   10.92
                                 $ 200,001-250,000        # & %                     719   12.93
                                 $ 250,001-300,000        # & %                     597   13.04
                                 $ 300,001-350,000        # & %                     400   10.33
                                 $ 350,001-400,000        # & %                     314    9.34
                                 $ 400,001-450,000        # & %                     206    7.00
                                 $ 450,001-500,000        # & %                     149    5.64
                                 $ 500,001-550,000        # & %                      85    3.56
                                 $ 550,001-600,000        # & %                      62    2.86
                                 $ 600,001-650,000        # & %                      37    1.86
                                 $ 650,001-700,000        # & %                      20    1.07
                                 $ 700,001-750,000        # & %                      12    0.70
                                 $ 750,001-800,000        # & %                       5    0.31
                                 $ 800,001-850,000        # & %                       7    0.46
                                 $ 850,001-900,000        # & %                       0    0.00
                                 $ 900,001-950,000        # & %                       0    0.00
                                 $ 950,001-1,000,000      # & %                       3    0.23
                                 > $ 1,000,001            # & %                       0    0.00

Geographic Distribution          Alabama                    %                      0.01
                                 Arizona                    %                      1.94
                                 Arkansas                   %                      0.05
                                 California                 %                     53.69
                                 Colorado                   %                      0.88
                                 Connecticut                %                      1.28
                                 Delaware                   %                      0.16
                                 District of Columbia       %                      0.33
                                 Florida                    %                      4.14
                                 Georgia                    %                      0.47
                                 Idaho                      %                      0.31
                                 Illinois                   %                      3.36
                                 Indiana                    %                      0.16
                                 Iowa                       %                      0.05
                                 Kansas                     %                      0.10
                                 Kentucky                   %                      0.07
                                 Louisiana                  %                      0.57
                                 Maine                      %                      0.13
                                 Maryland                   %                      4.57
                                 Massachusetts              %                      1.20
                                 Michigan                   %                      0.55
                                 Minnesota                  %                      0.17
                                 Mississippi                %                      0.19
                                 Missouri                   %                      0.39
                                 Montana                    %                      0.12
                                 Nebraska                   %                      0.01
                                 Nevada                     %                      2.60
                                 New Hampshire              %                      0.30
                                 New Jersey                 %                      3.42
                                 New Mexico                 %                      0.05
                                 New York                   %                      6.36
                                 North Carolina             %                      0.42
                                 North Dakota               %                      0.02
                                 Ohio                       %                      0.28
                                 Oklahoma                   %                      0.21
                                 Oregon                     %                      0.29
                                 Pennsylvania               %                      1.13
                                 Rhode Island               %                      0.42
                                 South Carolina             %                      0.27
                                 South Dakota               %                      0.02
                                 Tennessee                  %                      0.35
                                 Texas                      %                      2.63
                                 Utah                       %                      0.06
                                 Vermont                    %                      0.06
                                 Virginia                   %                      4.33
                                 Washington                 %                      1.51
                                 West Virginia              %                      0.09
                                 Wisconsin                                         0.25
                                 Wyoming                                           0.04

--------------------------------------------------------------------------------
Please populate column D (&E) with the corresponding pool characteristics in Column B.
-  For values in currency format, omit $.
-  For values in percentage format, provide data to 3 decimal places and omit %.
-  For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
-  For MI Flag, Y or N.
--------------------------------------------------------------------------------


       Balance               # of loans    WAC    WA FICO   WA CLTV   Owner Occ %   Cashout Refi%   Full Doc%
600,000.01 - 650,000.00              37   6.672       638    80.390        91.731          53.904      42.980
650,000.01 - 700,000.00              20   6.411       660    80.976        95.084          60.035      50.382
700,000.01 - 750,000.00              12   6.224       645    79.289       100.000          58.006      49.890
750,000.01 - 800,000.00               5   6.252       646    75.904       100.000          80.553      39.896
800,000.01 - 850,000.00               7   6.573       611    76.188        85.754          57.559      43.149
$850,001-900,000                      0   0.000         0     0.000         0.000           0.000       0.000
$900,001-950,000                      0   0.000         0     0.000         0.000           0.000       0.000
950,000.01 - 1,000,000.00             3   6.827       624    77.353       100.000          33.952      66.048
>$1,000,000                           0   0.000         0     0.000         0.000           0.000       0.000

----------------------------------------------------------------------
Please populate appropriate loan characteristics for each loan bucket.

----------------------------------------------------------------------

Percentage by range                                                  Loans without MI
                                                                           FICOs
                                   <450       451-500      501-550        551-600        601-650     651-700      701-750      >750
                               -----------------------------------------------------------------------------------------------------
                       <20        0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------
                      20-30       0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------
                      30-40       0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------
                      40-50       0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------
       CLTVs          50-60       0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------
                      60-70       0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------
                      70-80       0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------
                      80-90       0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------
                      90-100      0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------
                       >100       0.000        0.000        0.000          0.000          0.000       0.000        0.000      0.000
                               -----------------------------------------------------------------------------------------------------


                                                                      Loans with MI
                                                                           FICOs
                                   <450       451-500      501-550        551-600        601-650     651-700      701-750      >750
                               -----------------------------------------------------------------------------------------------------
                       <20
                               -----------------------------------------------------------------------------------------------------
                      20-30
                               -----------------------------------------------------------------------------------------------------
                      30-40
                               -----------------------------------------------------------------------------------------------------
                      40-50
                               -----------------------------------------------------------------------------------------------------
        LTVs          50-60
                               -----------------------------------------------------------------------------------------------------
                      60-70
                               -----------------------------------------------------------------------------------------------------
                      70-80
                               -----------------------------------------------------------------------------------------------------
                      80-90
                               -----------------------------------------------------------------------------------------------------
                      90-100
                               -----------------------------------------------------------------------------------------------------
                       >100
                               -----------------------------------------------------------------------------------------------------


Loan Count                                                           Loans without MI
                                                                           FICOs
                                 <450/NA      451-500      501-550        551-600        601-650     651-700      701-750      >750
                               -----------------------------------------------------------------------------------------------------
                       <20          0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
                      20-30         0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
                      30-40         0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
                      40-50         0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
        CLTVs         50-60         0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
                      60-70         0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
                      70-80         0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
                      80-90         0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
                      90-100        0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
                       >100         0            0            0              0              0           0            0          0
                               -----------------------------------------------------------------------------------------------------
                        #           0            0            0              0              0           0            0          0

                                                                       Loans with MI
                                                                           FICOs
                                   <450       451-500      501-550        551-600        601-650     651-700      701-750      >750
                               -----------------------------------------------------------------------------------------------------
                       <20
                               -----------------------------------------------------------------------------------------------------
                      20-30
                               -----------------------------------------------------------------------------------------------------
                      30-40
                               -----------------------------------------------------------------------------------------------------
                      40-50
                               -----------------------------------------------------------------------------------------------------
         LTVs         50-60
                               -----------------------------------------------------------------------------------------------------
                      60-70
                               -----------------------------------------------------------------------------------------------------
                      70-80
                               -----------------------------------------------------------------------------------------------------
                      80-90
                               -----------------------------------------------------------------------------------------------------
                      90-100
                               -----------------------------------------------------------------------------------------------------
                       >100
                               -----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.



--------------------------------------------------------------------------------

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solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or
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would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain
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purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
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Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Here's what we like to see:
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance) For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)


FICO & Documentation                                                                                                            100
-------------------------------------------------------------------------------------------------------------------------------
FICO Score                            Full DOC      Limited Doc      Stated Doc     All Docs     Avg Prin Bal      Current LTV
-------------------------------------------------------------------------------------------------------------------------------
(50 increment)
0 - 499                                   0.00             0.00            0.00         0.00                -              0.00
500-550                                   4.66             1.31            1.10         7.07          189,658             77.10
551-600                                   9.51             2.34            3.28        15.12          183,524             79.69
601-650                                  17.28             6.63           11.69        35.60          191,191             82.26
651-700                                   9.05             3.39           15.50        27.94          197,057             82.82
701-750                                   3.23             1.45            6.22        10.90          192,643             82.97
751-800                                   1.17             0.29            1.65         3.12          186,417             81.25
801-850                                   0.13             0.00            0.12         0.25          242,209             80.13
Total                                    45.04            15.41           39.55       100.00          191,570             81.70
-------------------------------------------------------------------------------------------------------------------------------


LTV & FICO
-------------------------------------------------------------------------------------------------------------------
Current LTV             FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total
-------------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
10.01-20                   0.00           0.01      0.00      0.00      0.00      0.00      0.00      0.00     0.01
20.01-30                   0.00           0.02      0.01      0.02      0.01      0.01      0.00      0.00     0.07
30.01-40                   0.00           0.04      0.13      0.07      0.11      0.01      0.03      0.00     0.40
40.01-50                   0.00           0.09      0.30      0.39      0.17      0.02      0.00      0.01     0.99
50.01-60                   0.00           0.31      0.61      0.50      0.24      0.08      0.05      0.01     1.80
60.01-70                   0.00           1.21      1.57      1.61      0.50      0.13      0.20      0.00     5.22
70.01-80                   0.00           2.64      6.36     20.10     18.38      7.75      2.15      0.18    57.56
80.01-90                   0.00           2.71      4.65      7.15      3.74      1.20      0.32      0.03    19.80
90.01-100                  0.00           0.03      1.48      5.75      4.78      1.72      0.38      0.02    14.16
Total                      0.00           7.07     15.12     35.60     27.94     10.90      3.12      0.25   100.00
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------
Current LTV             Avg Prin Bal    WAC     Gross Margin
------------------------------------------------------------
(10 increment)
..01 - 10.00                        0    0.000          0.000
10.01-20                      74,775    7.500          6.250
20.01-30                      93,654    7.194          6.857
30.01-40                     143,728    6.684          6.196
40.01-50                     188,536    6.774          6.144
50.01-60                     188,869    6.956          6.075
60.01-70                     234,185    6.933          6.128
70.01-80                     247,085    6.510          5.914
80.01-90                     230,507    7.124          6.459
90.01-100                     87,119    8.874          6.667
Total                        191,570    7.000          6.092
------------------------------------------------------------


Prin Balance & FICO

-------------------------------------------------------------------------------------------------------------------
Prin Balance            FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total
-------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000               0.00           0.08      0.33      0.90      0.67      0.24      0.09      0.00     2.30
$50,001 - $100,000         0.00           0.52      1.14      2.66      1.96      0.95      0.28      0.02     7.52
$100,001 - $150,000        0.00           1.03      1.93      3.35      2.41      0.91      0.27      0.03     9.93
$150,001 - $200,000        0.00           1.20      1.69      3.75      3.03      0.96      0.29      0.00    10.92
$200,001 - $250,000        0.00           0.94      2.23      4.49      3.23      1.45      0.53      0.06    12.93
$250,001 - $300,000        0.00           1.03      2.01      4.63      3.49      1.58      0.29      0.00    13.03
$300,001 - $350,000        0.00           0.59      1.79      3.81      2.78      1.10      0.24      0.03    10.33
$350,001 - $400,000        0.00           0.67      1.27      3.12      2.89      1.13      0.26      0.00     9.34
$400,001 - $450,000        0.00           0.27      0.88      2.46      2.37      0.77      0.17      0.07     7.00
$450,001 - $500,000        0.00           0.19      0.69      1.92      1.75      0.76      0.34      0.00     5.64
$500,001 - $550,000        0.00           0.21      0.38      1.35      1.21      0.34      0.08      0.00     3.56
$550,001 - $600,000        0.00           0.18      0.27      0.97      0.97      0.23      0.18      0.05     2.86
$600,001 - $650,000        0.00           0.10      0.20      0.85      0.55      0.10      0.05      0.00     1.86
$650,001 - $700,000        0.00           0.00      0.11      0.38      0.32      0.22      0.05      0.00     1.07
$700,001 - $750,000        0.00           0.00      0.12      0.29      0.18      0.11      0.00      0.00     0.70
$750,001 - $800,000        0.00           0.00      0.00      0.19      0.06      0.06      0.00      0.00     0.31
$800,001 - $850,000        0.00           0.07      0.00      0.40      0.00      0.00      0.00      0.00     0.46
$850,001 - $900,000        0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
$900,001 - $950,000        0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
$950,001 - $1,000,000      0.00           0.00      0.08      0.08      0.08      0.00      0.00      0.00     0.23
<= $1,000,000              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
total                      0.00           7.07     15.12     35.60     27.94     10.90      3.12      0.25   100.00
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------
Prin Balance            Current LTV     WAC     Gross Margin
------------------------------------------------------------
(50,000 increments)
$1 - $50,000                   96.88   10.002          7.127
$50,001 - $100,000             90.64    8.959          6.621
$100,001 - $150,000            82.51    7.524          6.217
$150,001 - $200,000            79.76    6.999          6.161
$200,001 - $250,000            79.62    6.706          6.144
$250,001 - $300,000            80.02    6.702          6.076
$300,001 - $350,000            80.41    6.671          6.087
$350,001 - $400,000            81.62    6.582          6.025
$400,001 - $450,000            80.55    6.518          5.994
$450,001 - $500,000            80.76    6.460          5.967
$500,001 - $550,000            81.76    6.451          6.006
$550,001 - $600,000            81.10    6.590          6.004
$600,001 - $650,000            80.27    6.672          6.072
$650,001 - $700,000            80.84    6.411          5.843
$700,001 - $750,000            79.13    6.224          5.568
$750,001 - $800,000            75.68    6.252          6.035
$800,001 - $850,000            76.04    6.573          5.653
$850,001 - $900,000             0.00    0.000          0.000
$900,001 - $950,000             0.00    0.000          0.000
$950,001 - $1,000,000          77.10    6.827          5.702
<= $1,000,000                   0.00    0.000          0.000
total                          81.70    7.000          6.092
------------------------------------------------------------


Prepayment Penalty & FICO
---------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total
---------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                            0.00           2.22      4.36      9.73      8.11      2.72      0.88      0.08    28.10
12                           0.00           0.21      0.65      1.74      0.98      0.50      0.33      0.00     4.41
24                           0.00           4.11      8.59     20.57     15.66      6.88      1.50      0.13    57.43
36                           0.00           0.53      1.52      3.55      3.20      0.81      0.41      0.04    10.04
42                           0.00           0.00      0.00      0.01      0.00      0.00      0.00      0.00     0.01
60                           0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
total                        0.00           7.07     15.12     35.60     27.94     10.90      3.12      0.25   100.00
---------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
Prepayment Penalty Term   Current LTV    WAC     Gross Margin   Avg Prin Bal
----------------------------------------------------------------------------
(whatever increments)
0                               83.00    7.384          6.140      174474.00
12                              80.34    6.874          6.012      229032.00
24                              81.53    6.823          6.078      203905.00
36                              79.64    6.995          6.060      167564.00
42                              94.66    6.600          5.750      146723.00
60                               0.00    0.000          0.000           0.00
total                           81.70    7.000          6.092      191570.00
----------------------------------------------------------------------------



Mortg Rates & FICO

---------------------------------------------------------------------------------------------------------------------
Mortg Rates               FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total
---------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                0.00           0.00      0.00      0.12      0.43      0.19      0.10      0.00     0.83
5.001 - 5.500                0.00           0.05      0.31      1.53      2.10      1.16      0.29      0.03     5.48
5.501 - 6.000                0.00           0.05      1.65      5.73      5.27      2.53      0.96      0.06    16.25
6.001 - 6.500                0.00           0.25      2.65      8.49      6.43      2.53      0.55      0.01    20.91
6.501 - 7.000                0.00           0.87      3.77      8.39      6.22      2.00      0.50      0.09    21.85
7.001 - 7.500                0.00           0.96      2.20      4.29      2.56      0.71      0.22      0.03    10.97
7.501 - 8.000                0.00           1.84      2.22      2.54      1.60      0.43      0.17      0.00     8.80
8.001 - 8.500                0.00           1.04      0.98      0.75      0.47      0.36      0.16      0.01     3.76
8.501 - 9.000                0.00           1.11      0.42      0.60      0.47      0.24      0.01      0.00     2.85
9.001 - 9.500                0.00           0.47      0.20      0.29      0.46      0.24      0.07      0.00     1.72
9.501 - 10.000               0.00           0.27      0.20      0.91      0.74      0.36      0.08      0.02     2.57
10.001 - 10.500              0.00           0.10      0.09      0.67      0.41      0.10      0.00      0.00     1.37
10.501 - 11.000              0.00           0.05      0.24      0.96      0.57      0.04      0.02      0.00     1.88
11.001 - 11.500              0.00           0.00      0.13      0.12      0.19      0.01      0.00      0.00     0.45
11.501 - 12.000              0.00           0.00      0.04      0.16      0.01      0.00      0.00      0.00     0.21
12.001 - 12.500              0.00           0.00      0.02      0.03      0.02      0.00      0.00      0.00     0.06
12.501 - 13.000              0.00           0.00      0.01      0.02      0.00      0.00      0.00      0.00     0.03
13.001 - 13.500              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
13.501 - 14.000              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
14.001 - 14.500              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
14.501 - 15.000              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
15.001 >=                    0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
Total:                       0.00           7.07     15.12     35.60     27.94     10.90      3.12      0.25   100.00
---------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
Mortg Rates               Current LTV    WAC     Gross Margin   Avg Prin Bal
----------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                   78.75    4.969          4.885      361041.00
5.001 - 5.500                   78.18    5.365          5.234      300513.00
5.501 - 6.000                   78.53    5.868          5.551      279213.00
6.001 - 6.500                   79.98    6.323          5.884      265572.00
6.501 - 7.000                   80.37    6.814          6.191      239523.00
7.001 - 7.500                   81.31    7.299          6.505      226681.00
7.501 - 8.000                   81.00    7.807          6.717      199210.00
8.001 - 8.500                   86.53    8.292          7.096      136162.00
8.501 - 9.000                   84.58    8.817          7.239      115104.00
9.001 - 9.500                   91.99    9.370          7.577       83558.00
9.501 - 10.000                  96.61    9.896          7.759       61719.00
10.001 - 10.500                 97.46   10.362          7.930       64434.00
10.501 - 11.000                 98.68   10.863          7.839       64743.00
11.001 - 11.500                 99.16   11.340          0.000       44702.00
11.501 - 12.000                 98.93   11.940          0.000       54774.00
12.001 - 12.500                 98.50   12.376          0.000       55666.00
12.501 - 13.000                 99.92   12.856          0.000       36463.00
13.001 - 13.500                  0.00    0.000          0.000           0.00
13.501 - 14.000                  0.00    0.000          0.000           0.00
14.001 - 14.500                  0.00    0.000          0.000           0.00
14.501 - 15.000                  0.00    0.000          0.000           0.00
15.001 >=                        0.00    0.000          0.000           0.00
Total:                          81.70    7.000          6.092      191570.00
----------------------------------------------------------------------------


Mortg Rates & LTV
-------------------------------------------------------------------------------------------------------------------
Mortg Rates          .01-10   10.01-20   20.01-30   30.01-40   40.01-50   50.01-60   60.01-70   70.01-80   80.01-90
-------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000          0.00       0.00       0.00       0.00       0.00       0.00       0.04       0.75       0.05
5.001 - 5.500          0.00       0.00       0.01       0.03       0.07       0.00       0.24       4.95       0.18
5.501 - 6.000          0.00       0.00       0.01       0.10       0.17       0.28       0.86      12.96       1.56
6.001 - 6.500          0.00       0.00       0.01       0.08       0.23       0.35       0.83      14.30       4.15
6.501 - 7.000          0.00       0.00       0.01       0.10       0.26       0.54       1.18      12.92       5.37
7.001 - 7.500          0.00       0.01       0.01       0.02       0.05       0.18       0.86       5.71       2.92
7.501 - 8.000          0.00       0.00       0.01       0.03       0.13       0.31       0.72       3.72       2.80
8.001 - 8.500          0.00       0.00       0.00       0.02       0.04       0.03       0.14       1.05       1.31
8.501 - 9.000          0.00       0.00       0.01       0.01       0.03       0.08       0.26       0.79       0.72
9.001 - 9.500          0.00       0.00       0.00       0.00       0.02       0.01       0.07       0.21       0.35
9.501 - 10.000         0.00       0.00       0.00       0.00       0.01       0.00       0.02       0.16       0.18
10.001 - 10.500        0.00       0.00       0.00       0.00       0.00       0.02       0.01       0.02       0.09
10.501 - 11.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.01       0.09
11.001 - 11.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.02
11.501 - 12.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.01
12.001 - 12.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
12.501 - 13.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
13.001 - 13.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
13.501 - 14.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
14.001 - 14.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
14.501 - 15.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
15.001 >=              0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
Total:                 0.00       0.01       0.07       0.40       0.99       1.80       5.22      57.56      19.80
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortg Rates          90.01-100   total    avg FICO   Gross Margin   Avg Prin Bal
--------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000             0.00     0.83        689          4.885      361041.00
5.001 - 5.500             0.00     5.48        672          5.234      300513.00
5.501 - 6.000             0.31    16.25        661          5.551      279213.00
6.001 - 6.500             0.95    20.91        649          5.884      265572.00
6.501 - 7.000             1.49    21.85        640          6.191      239523.00
7.001 - 7.500             1.23    10.97        627          6.505      226681.00
7.501 - 8.000             1.09     8.80        607          6.717      199210.00
8.001 - 8.500             1.17     3.76        607          7.096      136162.00
8.501 - 9.000             0.95     2.85        594          7.239      115104.00
9.001 - 9.500             1.06     1.72        623          7.577       83558.00
9.501 - 10.000            2.19     2.57        645          7.759       61719.00
10.001 - 10.500           1.24     1.37        637          7.930       64434.00
10.501 - 11.000           1.77     1.88        634          7.839       64743.00
11.001 - 11.500           0.43     0.45        637          0.000       44702.00
11.501 - 12.000           0.20     0.21        617          0.000       54774.00
12.001 - 12.500           0.06     0.06        620          0.000       55666.00
12.501 - 13.000           0.03     0.03        605          0.000       36463.00
13.001 - 13.500           0.00     0.00          0          0.000           0.00
13.501 - 14.000           0.00     0.00          0          0.000           0.00
14.001 - 14.500           0.00     0.00          0          0.000           0.00
14.501 - 15.000           0.00     0.00          0          0.000           0.00
15.001 >=                 0.00     0.00          0          0.000           0.00
Total:                   14.16   100.00        640          6.092      191570.00
--------------------------------------------------------------------------------

Here's what we like to see:
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance) For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation                                                                                                            100
----------------------------------------------------------------------------------------------------------------------------
FICO Score                        Full DOC      Limited Doc      Stated Doc      All Docs     Avg Prin Bal       Current LTV
----------------------------------------------------------------------------------------------------------------------------
(50 increment)
0 - 499                               0.00             0.00            0.00         0.00                 -              0.00
500-550                               3.14             1.17            0.66         4.96           222,887             79.14
551-600                               7.70             2.47            2.21        12.37           216,920             82.09
601-650                              15.99             7.23           11.52        34.75           241,658             82.49
651-700                               8.87             3.91           18.40        31.18           248,134             82.67
701-750                               3.59             1.69            7.58        12.86           251,802             82.32
751-800                               1.16             0.43            2.09         3.68           257,277             81.28
801-850                               0.07             0.00            0.12         0.20           262,842             83.69
Total                                40.52            16.90           42.58       100.00           241,036             82.27
----------------------------------------------------------------------------------------------------------------------------


LTV & FICO

-------------------------------------------------------------------------------------------------------------------
Current LTV             FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total
-------------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
10.01-20                   0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
20.01-30                   0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
30.01-40                   0.00           0.03      0.01      0.00      0.08      0.00      0.00      0.00     0.12
40.01-50                   0.00           0.00      0.09      0.21      0.19      0.02      0.00      0.00     0.51
50.01-60                   0.00           0.09      0.32      0.35      0.04      0.07      0.00      0.00     0.87
60.01-70                   0.00           0.86      0.81      1.32      0.24      0.13      0.24      0.00     3.61
70.01-80                   0.00           1.64      5.72     21.56     22.55     10.04      2.78      0.15    64.45
80.01-90                   0.00           2.30      3.96      5.91      3.52      1.03      0.35      0.01    17.08
90.01-100                  0.00           0.03      1.46      5.41      4.55      1.57      0.31      0.03    13.36
Total                      0.00           4.96     12.37     34.75     31.18     12.86      3.68      0.20   100.00
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------
Current LTV             Avg Prin Bal    WAC     Gross Margin
------------------------------------------------------------
(10 increment)
..01 - 10.00                        0    0.000          0.000
10.01-20                           0    0.000          0.000
20.01-30                           0    0.000          0.000
30.01-40                     195,088    6.842          7.281
40.01-50                     294,225    6.113          5.738
50.01-60                     242,005    7.093          5.749
60.01-70                     316,032    6.898          6.081
70.01-80                     296,814    6.434          5.871
80.01-90                     288,061    7.130          6.430
90.01-100                    110,321    8.956          6.589
Total                        241,036    6.911          6.015
------------------------------------------------------------


Prin Balance & FICO

-------------------------------------------------------------------------------------------------------------------
Prin Balance            FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total
-------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000               0.00           0.05      0.27      0.48      0.22      0.04      0.01      0.00     1.07
$50,001 - $100,000         0.00           0.37      0.71      1.91      1.57      0.72      0.18      0.01     5.48
$100,001 - $150,000        0.00           0.49      0.81      1.57      1.57      0.51      0.16      0.03     5.14
$150,001 - $200,000        0.00           0.49      1.08      2.78      3.05      1.13      0.31      0.00     8.84
$200,001 - $250,000        0.00           0.25      1.21      3.91      2.77      1.62      0.61      0.03    10.41
$250,001 - $300,000        0.00           0.54      1.32      3.44      3.65      1.85      0.38      0.00    11.20
$300,001 - $350,000        0.00           0.24      1.05      3.24      2.72      1.32      0.33      0.00     8.91
$350,001 - $400,000        0.00           0.94      1.77      4.20      4.06      1.67      0.32      0.00    12.97
$400,001 - $450,000        0.00           0.43      1.28      3.52      3.65      1.15      0.27      0.05    10.33
$450,001 - $500,000        0.00           0.29      1.08      2.88      2.73      1.18      0.53      0.00     8.69
$500,001 - $550,000        0.00           0.32      0.59      1.97      1.89      0.53      0.13      0.00     5.43
$550,001 - $600,000        0.00           0.28      0.43      1.52      1.51      0.36      0.29      0.07     4.46
$600,001 - $650,000        0.00           0.16      0.31      1.25      0.87      0.16      0.08      0.00     2.82
$650,001 - $700,000        0.00           0.00      0.17      0.59      0.41      0.34      0.08      0.00     1.59
$700,001 - $750,000        0.00           0.00      0.18      0.46      0.27      0.18      0.00      0.00     1.09
$750,001 - $800,000        0.00           0.00      0.00      0.29      0.10      0.10      0.00      0.00     0.48
$800,001 - $850,000        0.00           0.10      0.00      0.62      0.00      0.00      0.00      0.00     0.72
$850,001 - $900,000        0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
$900,001 - $950,000        0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
$950,001 - $1,000,000      0.00           0.00      0.12      0.12      0.12      0.00      0.00      0.00     0.36
<= $1,000,000              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
total                      0.00           4.96     12.37     34.75     31.18     12.86      3.68      0.20   100.00
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------
Prin Balance            Current LTV     WAC     Gross Margin
------------------------------------------------------------
(50,000 increments)
$1 - $50,000                   96.00   10.512          7.788
$50,001 - $100,000             94.38    9.556          6.851
$100,001 - $150,000            89.95    8.596          6.374
$150,001 - $200,000            82.19    7.116          6.143
$200,001 - $250,000            80.64    6.597          6.046
$250,001 - $300,000            80.67    6.605          5.985
$300,001 - $350,000            80.63    6.607          5.969
$350,001 - $400,000            81.55    6.579          6.007
$400,001 - $450,000            80.53    6.502          5.990
$450,001 - $500,000            80.74    6.450          5.961
$500,001 - $550,000            81.58    6.446          6.003
$550,001 - $600,000            81.10    6.590          6.004
$600,001 - $650,000            80.15    6.659          6.045
$650,001 - $700,000            81.16    6.368          5.854
$700,001 - $750,000            79.13    6.224          5.568
$750,001 - $800,000            75.68    6.252          6.035
$800,001 - $850,000            76.04    6.573          5.653
$850,001 - $900,000             0.00    0.000          0.000
$900,001 - $950,000             0.00    0.000          0.000
$950,001 - $1,000,000          77.10    6.827          5.702
<= $1,000,000                   0.00    0.000          0.000
------------------------------------------------------------
total                          82.27    6.911          6.015
------------------------------------------------------------


Prepayment Penalty & FICO

---------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total
---------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                            0.00           1.52      3.53      9.27      9.32      3.05      0.87      0.03    27.59
12                           0.00           0.12      0.78      2.03      1.10      0.70      0.48      0.00     5.20
24                           0.00           2.78      6.80     20.17     17.54      8.16      1.83      0.16    57.44
36                           0.00           0.54      1.27      3.26      3.22      0.96      0.50      0.01     9.75
42                           0.00           0.00      0.00      0.02      0.00      0.00      0.00      0.00     0.02
60                           0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
total                        0.00           4.96     12.37     34.75     31.18     12.86      3.68      0.20   100.00
---------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
Prepayment Penalty Term   Current LTV    WAC     Gross Margin   Avg Prin Bal
----------------------------------------------------------------------------
(whatever increments)
0                               83.27    7.370          6.122      217824.00
12                              80.80    6.822          5.924      260012.00
24                              82.05    6.687          5.982      265898.00
36                              81.48    6.981          5.960      187298.00
42                              94.66    6.600          5.750      146723.00
60                               0.00    0.000          0.000           0.00
total                           82.27    6.911          6.015      241036.00
----------------------------------------------------------------------------


Mortg Rates & FICO

---------------------------------------------------------------------------------------------------------------------
Mortg Rates               FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total
---------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                0.00           0.00      0.00      0.13      0.59      0.27      0.13      0.00     1.12
5.001 - 5.500                0.00           0.06      0.37      1.94      2.70      1.60      0.31      0.05     7.03
5.501 - 6.000                0.00           0.04      1.23      5.89      6.29      3.06      1.23      0.00    17.75
6.001 - 6.500                0.00           0.31      2.35      8.06      7.14      3.12      0.78      0.00    21.75
6.501 - 7.000                0.00           0.70      3.06      8.22      6.59      2.52      0.52      0.07    21.68
7.001 - 7.500                0.00           0.58      1.56      3.93      2.88      0.72      0.26      0.04     9.97
7.501 - 8.000                0.00           1.09      1.80      2.26      1.64      0.45      0.18      0.00     7.43
8.001 - 8.500                0.00           0.59      0.85      0.62      0.46      0.27      0.14      0.01     2.94
8.501 - 9.000                0.00           0.76      0.30      0.54      0.46      0.20      0.01      0.00     2.26
9.001 - 9.500                0.00           0.36      0.16      0.28      0.44      0.21      0.06      0.00     1.50
9.501 - 10.000               0.00           0.30      0.15      0.89      0.63      0.28      0.04      0.02     2.31
10.001 - 10.500              0.00           0.11      0.08      0.62      0.40      0.12      0.00      0.00     1.34
10.501 - 11.000              0.00           0.06      0.18      0.88      0.64      0.04      0.03      0.00     1.83
11.001 - 11.500              0.00           0.00      0.18      0.18      0.27      0.01      0.00      0.00     0.64
11.501 - 12.000              0.00           0.00      0.06      0.25      0.02      0.00      0.00      0.00     0.33
12.001 - 12.500              0.00           0.00      0.02      0.04      0.03      0.00      0.00      0.00     0.09
12.501 - 13.000              0.00           0.00      0.02      0.03      0.00      0.00      0.00      0.00     0.05
13.001 - 13.500              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
13.501 - 14.000              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
14.001 - 14.500              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
14.501 - 15.000              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
15.001 >=                    0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
Total:                       0.00           4.96     12.37     34.75     31.18     12.86      3.68      0.20   100.00
---------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
Mortg Rates               Current LTV    WAC     Gross Margin   Avg Prin Bal
----------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                   78.48    4.970          4.863      390985.00
5.001 - 5.500                   78.90    5.366          5.257      342771.00
5.501 - 6.000                   79.34    5.869          5.557      335220.00
6.001 - 6.500                   80.64    6.321          5.879      321673.00
6.501 - 7.000                   81.00    6.810          6.152      289210.00
7.001 - 7.500                   82.16    7.303          6.500      289536.00
7.501 - 8.000                   82.23    7.803          6.760      264452.00
8.001 - 8.500                   88.44    8.291          7.126      176272.00
8.501 - 9.000                   86.22    8.812          7.216      141061.00
9.001 - 9.500                   93.58    9.370          7.493      103971.00
9.501 - 10.000                  96.00    9.887          7.553       84811.00
10.001 - 10.500                 97.63   10.352          7.912       86153.00
10.501 - 11.000                 98.39   10.858          7.839       88802.00
11.001 - 11.500                 99.13   11.350          0.000       45506.00
11.501 - 12.000                 98.93   11.940          0.000       54774.00
12.001 - 12.500                 98.40   12.393          0.000       56278.00
12.501 - 13.000                 99.92   12.856          0.000       36463.00
13.001 - 13.500                  0.00    0.000          0.000           0.00
13.501 - 14.000                  0.00    0.000          0.000           0.00
14.001 - 14.500                  0.00    0.000          0.000           0.00
14.501 - 15.000                  0.00    0.000          0.000           0.00
15.001 >=                        0.00    0.000          0.000           0.00
Total:                          82.27    6.911          6.015      241036.00
----------------------------------------------------------------------------


Mortg Rates & LTV

-------------------------------------------------------------------------------------------------------------------------------
Mortg Rates          .01-10   10.01-20   20.01-30   30.01-40   40.01-50   50.01-60   60.01-70   70.01-80   80.01-90   90.01-100
-------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000          0.00       0.00       0.00       0.00       0.00       0.00       0.06       1.06       0.00        0.00
5.001 - 5.500          0.00       0.00       0.00       0.00       0.11       0.00       0.17       6.54       0.21        0.00
5.501 - 6.000          0.00       0.00       0.00       0.07       0.10       0.12       0.60      15.10       1.52        0.25
6.001 - 6.500          0.00       0.00       0.00       0.00       0.17       0.11       0.51      16.34       3.65        0.96
6.501 - 7.000          0.00       0.00       0.00       0.01       0.13       0.19       0.95      14.53       4.43        1.42
7.001 - 7.500          0.00       0.00       0.00       0.00       0.00       0.14       0.56       5.62       2.60        1.04
7.501 - 8.000          0.00       0.00       0.00       0.01       0.00       0.22       0.40       3.53       2.30        0.96
8.001 - 8.500          0.00       0.00       0.00       0.02       0.00       0.02       0.04       0.79       1.02        1.05
8.501 - 9.000          0.00       0.00       0.00       0.00       0.00       0.06       0.23       0.59       0.51        0.87
9.001 - 9.500          0.00       0.00       0.00       0.00       0.00       0.00       0.05       0.15       0.30        1.00
9.501 - 10.000         0.00       0.00       0.00       0.01       0.00       0.00       0.04       0.16       0.24        1.88
10.001 - 10.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.03       0.12        1.19
10.501 - 11.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.02       0.13        1.68
11.001 - 11.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.04        0.61
11.501 - 12.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.01        0.31
12.001 - 12.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.09
12.501 - 13.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.05
13.001 - 13.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
13.501 - 14.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
14.001 - 14.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
14.501 - 15.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
15.001 >=              0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
Total:                 0.00       0.00       0.00       0.12       0.51       0.87       3.61      64.45      17.08       13.36
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------
Mortg Rates          total    avg FICO   Gross Margin   Avg Prin Bal
--------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000          1.12        690          4.863      390985.00
5.001 - 5.500          7.03        672          5.257      342771.00
5.501 - 6.000         17.75        666          5.557      335220.00
6.001 - 6.500         21.75        656          5.879      321673.00
6.501 - 7.000         21.68        646          6.152      289210.00
7.001 - 7.500          9.97        636          6.500      289536.00
7.501 - 8.000          7.43        617          6.760      264452.00
8.001 - 8.500          2.94        616          7.126      176272.00
8.501 - 9.000          2.26        603          7.216      141061.00
9.001 - 9.500          1.50        629          7.493      103971.00
9.501 - 10.000         2.31        640          7.553       84811.00
10.001 - 10.500        1.34        638          7.912       86153.00
10.501 - 11.000        1.83        639          7.839       88802.00
11.001 - 11.500        0.64        637          0.000       45506.00
11.501 - 12.000        0.33        617          0.000       54774.00
12.001 - 12.500        0.09        624          0.000       56278.00
12.501 - 13.000        0.05        605          0.000       36463.00
13.001 - 13.500        0.00          0          0.000           0.00
13.501 - 14.000        0.00          0          0.000           0.00
14.001 - 14.500        0.00          0          0.000           0.00
14.501 - 15.000        0.00          0          0.000           0.00
15.001 >=              0.00          0          0.000           0.00
Total:               100.00        648          6.015      241036.00
--------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                   All records


1. Geographic Distribution by State

--------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                Aggregate     Aggregate   Weighted   Weighted    Weighted
                                    Number       Cut-off       Cut-off    Average     Average    Average    Weighted
Geographic                            of          Date          Date       Gross     Remaining   Combined   Average
Distribution                       Mortgage     Principal     Principal   Interest     Term      Original     FICO
by State                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------
Alabama                                   2         117,056        0.01      7.066         252      82.72        658
Arizona                                 185      24,385,214        1.94      7.166         332      82.99        646
Arkansas                                  5         664,807        0.05      7.411         356      88.99        613
California                            2,774     674,451,700       53.69      6.783         340      81.01        646
Colorado                                 68      11,027,783        0.88      7.020         344      82.90        622
Connecticut                              78      16,082,797        1.28      6.976         351      81.52        625
Delaware                                 11       2,004,003        0.16      7.913         343      85.33        601
District of Columbia                     20       4,196,407        0.33      7.500         348      76.35        601
Florida                                 370      51,945,337        4.14      7.358         340      83.22        634
Georgia                                  52       5,910,900        0.47      7.600         336      84.24        619
Idaho                                    32       3,848,790        0.31      7.272         339      86.33        641
Illinois                                269      42,247,962        3.36      7.388         343      83.82        632
Indiana                                  23       1,969,988        0.16      7.879         340      88.12        623
Iowa                                      9         582,816        0.05      7.602         338      81.78        613
Kansas                                    9       1,265,948        0.10      7.309         353      80.46        595
Kentucky                                 10         874,289        0.07      7.868         320      88.41        623
Louisiana                                92       7,123,855        0.57      7.818         332      84.66        613
Maine                                    15       1,678,532        0.13      7.881         354      77.55        606
Maryland                                318      57,357,334        4.57      7.273         339      83.37        638
Massachusetts                            87      15,079,681        1.20      7.296         333      82.03        651
Michigan                                 57       6,867,846        0.55      7.843         350      85.69        596
Minnesota                                 9       2,149,343        0.17      6.987         357      82.55        620
Mississippi                              29       2,334,066        0.19      7.885         343      84.87        610
Missouri                                 49       4,895,482        0.39      7.889         344      85.23        605
Montana                                   9       1,542,439        0.12      7.060         335      82.83        662
Nebraska                                  1         109,237        0.01      6.990         356      80.00        632
Nevada                                  167      32,653,627        2.60      7.038         341      82.50        652
New Hampshire                            25       3,796,308        0.30      6.842         335      83.28        645
New Jersey                              225      42,923,033        3.42      7.156         344      82.16        621
New Mexico                                7         604,629        0.05      7.286         316      83.22        618
New York                                346      79,868,510        6.36      6.903         342      81.43        644
North Carolina                           50       5,274,841        0.42      7.912         337      85.85        614
North Dakota                              2         246,854        0.02      7.365         356      85.96        596
Ohio                                     38       3,572,409        0.28      7.776         325      84.37        612
Oklahoma                                 22       2,619,299        0.21      7.578         336      84.36        648
Oregon                                   25       3,671,746        0.29      7.004         344      82.86        614
Pennsylvania                            112      14,218,212        1.13      7.411         340      81.70        607
Rhode Island                             33       5,297,173        0.42      6.729         342      81.47        642
South Carolina                           23       3,407,740        0.27      7.337         339      85.54        605
South Dakota                              2         248,224        0.02      7.411         320      84.00        652
Tennessee                                48       4,371,885        0.35      7.700         335      84.66        607
Texas                                   348      33,091,175        2.63      7.413         333      82.35        632
Utah                                      7         694,520        0.06      7.599         312      77.60        604
Vermont                                   6         764,150        0.06      7.692         348      86.01        614
Virginia                                303      54,376,042        4.33      7.369         337      82.92        637
Washington                              139      18,974,008        1.51      7.083         337      84.02        627
West Virginia                             8       1,092,982        0.09      7.743         353      85.62        602
Wisconsin                                33       3,139,214        0.25      7.479         341      85.59        624
Wyoming                                   5         505,879        0.04      7.167         345      84.77        619
--------------------------------------------------------------------------------------------------------------------
Total:                                6,557   1,256,126,072      100.00      7.000         340      81.86        640
--------------------------------------------------------------------------------------------------------------------
Number of States Represented: 49

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                   All records

Table of Contents

1. Silent Seconds Total Pool
2. Silent Seconds Group 2
3. Silent Seconds Northern California
4. Silent Seconds Southern California


1. Silent Seconds Total Pool

----------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                        of          Date          Date       Gross     Remaining     Comb     Average
                                     Mortgage     Principal     Principal   Interest     Term      Original     FICO
Silent Seconds Total Pool             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------
No                                      6,140   1,144,341,637       91.10      7.049         338      82.06        638
Yes                                       417     111,784,435        8.90      6.504         356      79.87        667
----------------------------------------------------------------------------------------------------------------------
Total:                                  6,557   1,256,126,072      100.00      7.000         340      81.86        640
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
                                       Pct      Pct
                                     Cashout   Single    Pct      Pct
Silent Seconds Total Pool             Refi     Family    PUD    Full Doc
------------------------------------------------------------------------
No                                     43.77    69.52   14.88      48.32
Yes                                    15.62    64.13   16.58      11.42
------------------------------------------------------------------------
Total:                                 41.26    69.04   15.03      45.04
------------------------------------------------------------------------


2. Silent Seconds Group 2

----------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                        of          Date          Date       Gross     Remaining     Comb     Average
                                     Mortgage     Principal     Principal   Interest     Term      Original     FICO
Silent Seconds Group 2                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------
No                                      3,019     708,524,300       88.06      6.971         338      82.78        645
Yes                                       319      96,055,493       11.94      6.467         356      79.76        668
----------------------------------------------------------------------------------------------------------------------
Total:                                  3,338     804,579,793      100.00      6.911         340      82.42        648
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
                                       Pct      Pct
                                     Cashout   Single    Pct      Pct
Silent Seconds Group 2                Refi     Family    PUD    Full Doc
------------------------------------------------------------------------
No                                     30.61    69.01   16.31      44.65
Yes                                    10.63    63.63   17.13      10.07
------------------------------------------------------------------------
Total:                                 28.23    68.37   16.41      40.52
------------------------------------------------------------------------


3. Silent Seconds Northern California

------------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                        of         Date         Date       Gross     Remaining     Comb     Average      Pct
                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO     Cashout
Silent Seconds Northern California    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score      Refi
------------------------------------------------------------------------------------------------------------------------------
No                                        607   152,560,849       90.20      6.757         336      83.05        644     45.79
Yes                                        48    16,568,785        9.80      6.343         356      79.82        669     22.83
------------------------------------------------------------------------------------------------------------------------------
Total:                                    655   169,129,634      100.00      6.717         338      82.73        646     43.54
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------
                                      Pct
                                     Single   Pct      Pct
Silent Seconds Northern California   Family   PUD    Full Doc
-------------------------------------------------------------
No                                    81.10   8.35      56.58
Yes                                   78.22   7.00       7.65
-------------------------------------------------------------
Total:                                80.81   8.22      51.79
-------------------------------------------------------------


4. Silent Seconds Southern California

------------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                        of         Date         Date       Gross     Remaining     Comb     Average      Pct
                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO     Cashout
Silent Seconds Southern California    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score      Refi
------------------------------------------------------------------------------------------------------------------------------
No                                      1,951   451,852,771       89.42      6.859         338      80.50        644     43.29
Yes                                       168    53,469,295       10.58      6.349         356      79.78        670     10.55
------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,119   505,322,066      100.00      6.805         340      80.43        647     39.82
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                                      Pct
                                     Single    Pct      Pct
Silent Seconds Southern California   Family    PUD    Full Doc
--------------------------------------------------------------
No                                    72.23    9.83      42.65
Yes                                   65.35   15.45       9.32
--------------------------------------------------------------
Total:                                71.50   10.43      39.12
--------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

All average are wtg averages.

----------------------------------------------------------------------------------------------------------------------------------
                                    Originator/ Source 1        Originator/ Source 2         Originator/ Source 3        Aggregate
----------------------------------------------------------------------------------------------------------------------------------
FICO avg                                             640
FICO stdev                                            58
FICO < 500 %                                        0.00
FICO < 560 %                                        9.03
10th Percentile FICO
90th Percentile FICO
CLTV avg                                           81.86
CLTV >80%                                          34.01
SS CLTV                                            83.53
10th Percentile CLTV
90th Percentile CLTV
Full Doc %                                         45.04
Loan Bal avg                                  191,570.24
DTI %                                              40.22
DTI >45%                                           31.64
Purch %                                            48.92
Cash Out %                                         41.26
Fxd %                                              17.24
3 yr ARM >= %                                       6.94
WAC avg                                            7.000
WAC stdev                                          1.719
1st Lien %                                         91.46
MI %                                                None
CA %                                               53.69
Sng Fam %                                          69.04
Invt Prop %                                         2.88
MH %                                                0.34
IO %                                               28.47
2yr IO%                                             0.00
IO non-Full Doc %                                  13.18
2-4 Fam %                                           6.86
Prim Occ %                                         94.78
<$100K Bal %                                        9.81
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Originator/ Source   WA LTV   WA CLTV   WA SS CLTV   FICO    WAC    % Bal.   Purch %   Invt Prop %   1st Lien %
---------------------------------------------------------------------------------------------------------------
WMC                   75.07     81.86        83.53    640   7.000   100.00     48.92          2.88        91.46
Name 2
Name 3
Name 4
Total                 75.07     81.86        83.53    640   7.000   100.00     48.92          2.88        91.46
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Originator/ Source   % with S.2nds    CA%    Full Doc %    IO%    DTI%    DTI% > 45   % with MI
-------------------------------------------------------------------------------------------------
WMC                           8.90   53.69        45.04   28.47   40.22       31.64           0
Name 2
Name 3
Name 4
Total                         8.90   53.69        45.04   28.47   40.22       31.64           0
-------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Documentation        WA LTV   WA CLTV   WA SS CLTV   FICO    WAC    % Bal.   Purch %   Invt Prop %   1st Lien %
---------------------------------------------------------------------------------------------------------------
Not Full              74.66     81.28        84.00    652   7.059    54.96     55.76          2.64        91.68
Full                  75.57     82.57        82.95    625   6.929    45.04     40.57          3.17        91.19
---------------------------------------------------------------------------------------------------------------
Total:                75.07     81.86        83.53    640   7.000   100.00     48.92          2.88        91.46
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Documentation        % with S.2nds    CA%    Full Doc %    IO%    DTI%    DTI% > 45   % with MI
-----------------------------------------------------------------------------------------------
Not Full                      2.26   56.37         0.00   23.99   39.65       29.60
Full                         14.34   50.43       100.00   33.94   40.93       34.12
-----------------------------------------------------------------------------------------------
Total:                        8.90   53.69        45.04   28.47   40.22       31.64
-----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Interest Only        WA LTV   WA CLTV   WA SS CLTV   FICO    WAC    % Bal.   Purch %   Invt Prop %   1st Lien %
---------------------------------------------------------------------------------------------------------------
2yr IO
Non-IO                72.56     82.06        83.36    632   7.311    71.53     46.42          4.00        88.06
Other IO              81.37     81.37        83.96    661   6.220    28.47     55.20          0.07       100.00
---------------------------------------------------------------------------------------------------------------
Total:                75.07     81.86        83.53    640   7.000   100.00     48.92          2.88        91.46
---------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Interest Only        % with S.2nds    CA%    Full Doc %    IO%     DTI%    DTI% > 45   % with MI
------------------------------------------------------------------------------------------------
2yr IO
Non-IO                        6.95   45.18        41.59     0.00   40.90       37.50
Other IO                     13.79   75.09        53.70   100.00   38.53       16.92
------------------------------------------------------------------------------------------------
Total:                        8.90   53.69        45.04    28.47   40.22       31.64
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
FICO                 WA LTV   WA CLTV   WA SS CLTV   FICO    WAC    % Bal.   Purch %   Invt Prop %   1st Lien %
---------------------------------------------------------------------------------------------------------------
0-499
500-559               77.41     77.66        77.88    532   7.917     9.03     11.42          1.68        99.69
560-599               75.81     79.89        80.35    583   7.151    12.73     30.29          1.73        94.89
600-639               75.35      82.3        83.57    620   7.024    28.05     42.81          2.25        91.25
640-679               74.99     83.15         85.4    658   6.866    26.52     57.72          3.13        89.76
680>=                 73.53     82.57        85.25    715   6.693    23.67     70.64          4.41        88.63
---------------------------------------------------------------------------------------------------------------
Total                 75.07     81.86        83.53    640   7.000   100.00     48.92          2.88        91.46
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
FICO                 % with S.2nds    CA%    Full Doc %    IO%    DTI%    DTI% > 45   % with MI
-----------------------------------------------------------------------------------------------
0-499
500-559                       1.77   40.19        64.29    1.81   39.80       36.35
560-599                       2.64   45.64        63.66   17.05   40.71       34.79
600-639                       6.91   52.81        51.23   26.80   40.51       32.39
640-679                      11.88   57.59        35.91   35.79   40.17        31.5
680>=                        14.00   59.86        30.57   38.55   39.85       27.41
-----------------------------------------------------------------------------------------------
Total                         8.90   53.69        45.04   28.47   40.22       31.64
-----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Low Balance          WA LTV   WA CLTV   WA SS CLTV   FICO    WAC    % Bal.   Purch %   Invt Prop %   1st Lien %
---------------------------------------------------------------------------------------------------------------
<80,000               35.20     93.95        94.12    644   9.513     6.77     70.89          3.61        26.48
80,000-100,000        52.94     88.38        88.78    640   8.525     3.05     59.40          4.94        55.66
100,000>=             78.81     80.73        82.56    640   6.760    90.19     46.92          2.75        97.54
---------------------------------------------------------------------------------------------------------------
Total                 75.07     81.86        83.53    640   7.000   100.00     48.92          2.88        91.46
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Low Balance          % with S.2nds    CA%    Full Doc %    IO%    DTI%    DTI% > 45   % with MI
-----------------------------------------------------------------------------------------------
<80,000                       1.19   32.21        53.84    0.30   39.76       32.68
80,000-100,000                2.35   38.98        57.08    3.35   39.76       34.50
100,000>=                     9.70   55.80        43.97   31.43   40.28       31.46
-----------------------------------------------------------------------------------------------
Total                         8.90   53.69        45.04   28.47   40.22       31.64
-----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Lien Position        WA LTV   WA CLTV   WA SS CLTV   FICO    WAC    % Bal.   Purch %   Invt Prop %   1st Lien %
---------------------------------------------------------------------------------------------------------------
1st Lien              80.24     80.24        82.06    638   6.716    91.46     46.18          3.15       100.00
2nd Lien              19.71     99.25        99.25    660   10.044    8.54     78.30          0.00         0.00
---------------------------------------------------------------------------------------------------------------
Total:                75.07     81.86        83.35    640   7.000   100.00     48.92          2.88        91.46
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Lien Position        % with S.2nds    CA%    Full Doc %    IO%    DTI%    DTI% > 45   % with MI
-----------------------------------------------------------------------------------------------
1st Lien                      9.73   53.44        44.91   31.13   40.16       31.58
2nd Lien                      0.00   56.43        46.43    0.00   40.93       32.26
-----------------------------------------------------------------------------------------------
Total:                        8.90   53.69        45.04   28.47   40.22       31.64
-----------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                      ARMs

Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV


1. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                       Morgage
                                                         Aggregate     Pool by      Avg     Weighted            Weighted
                                              Number      Cut-off     Aggregate  Mortgage   Average   Weighted  Average
                                                of         Date        Cut-off     Loan      Gross    Average   Combined   Weighted
                                             Mortgage    Principal    Principal  Principal  Interest   Gross    Original   Average
Documentation Level                           Loans       Balance      Balance    Balance     Rate     Margin     LTV     FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                              2,028    454,323,071      43.71    224,025     6.633     5.994     81.32         622
Stated Documentation                            1,582    419,054,825      40.31    264,889     6.830     6.246     79.34         659
Limited Documentation                             592    166,135,251      15.98    280,634     6.568     5.973     81.87         631
------------------------------------------------------------------------------------------------------------------------------------
Total:                                          4,202  1,039,513,147     100.00    247,385     6.702     6.092     80.61         638
------------------------------------------------------------------------------------------------------------------------------------


2. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                       Morgage
                                                         Aggregate     Pool by      Avg     Weighted            Weighted
                                              Number      Cut-off     Aggregate  Mortgage   Average   Weighted  Average
                                                of         Date        Cut-off     Loan      Gross    Average   Combined   Weighted
                                             Mortgage    Principal    Principal  Principal  Interest   Gross    Original   Average
Credit Score                                  Loans       Balance      Balance    Balance     Rate     Margin     LTV     FICO Score
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                                          18      3,016,419       0.29    167,579     7.902     6.667     76.17         500
501 - 520                                         157     31,086,402       2.99    198,003     8.185     6.779     78.74         511
521 - 540                                         159     30,882,605       2.97    194,230     8.059     6.695     76.28         531
541 - 560                                         199     40,957,969       3.94    205,819     7.582     6.708     78.10         551
561 - 580                                         227     48,415,897       4.66    213,286     7.065     6.346     76.93         571
581 - 600                                         398     90,256,676       8.68    226,776     6.831     6.196     80.93         591
601 - 620                                         574    141,252,268      13.59    246,084     6.755     6.120     81.07         611
621 - 640                                         579    150,739,693      14.50    260,345     6.632     6.074     81.03         630
641 - 660                                         565    146,653,157      14.11    259,563     6.439     5.924     81.50         651
661 - 680                                         441    119,066,563      11.45    269,992     6.480     5.951     81.97         670
681 - 700                                         342     92,053,085       8.86    269,161     6.386     5.945     80.78         690
701 - 720                                         224     62,454,547       6.01    278,815     6.281     5.868     81.13         710
721 - 740                                         149     38,123,609       3.67    255,863     6.302     5.933     81.24         730
741 - 760                                          80     19,603,581       1.89    245,045     6.336     5.733     79.64         749
761 - 780                                          68     18,319,431       1.76    269,403     6.263     5.885     79.52         769
781 - 800                                          15      4,111,243       0.40    274,083     6.200     5.553     82.05         789
801 - 820                                           7      2,520,004       0.24    360,001     6.270     5.447     80.33         806
------------------------------------------------------------------------------------------------------------------------------------
Total:                                          4,202  1,039,513,147     100.00    247,385     6.702     6.092     80.61         638
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 816
Non-Zero Weighted Average: 638


3. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                       Morgage
                                                         Aggregate     Pool by      Avg     Weighted            Weighted
                                              Number      Cut-off     Aggregate  Mortgage   Average   Weighted  Average
                                                of         Date        Cut-off     Loan      Gross    Average   Combined   Weighted
                                             Mortgage    Principal    Principal  Principal  Interest   Gross    Original   Average
Range of Combined Original LTV Ratios (%)     Loans       Balance      Balance    Balance     Rate     Margin     LTV     FICO Score
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                       1         74,775       0.01     74,775     7.500     6.250     11.54         548
20.01 - 25.00                                       3        267,114       0.03     89,038     7.427     7.096     24.48         559
25.01 - 30.00                                       1        109,773       0.01    109,773     7.900     6.275     27.50         523
30.01 - 35.00                                       5        510,978       0.05    102,196     6.458     5.699     33.40         614
35.01 - 40.00                                      16      2,263,684       0.22    141,480     7.035     6.308     38.40         592
40.01 - 45.00                                      14      3,357,395       0.32    239,814     6.748     5.983     43.79         610
45.01 - 50.00                                      30      5,485,922       0.53    182,864     6.994     6.243     47.72         593
50.01 - 55.00                                      43      8,304,168       0.80    193,120     6.948     5.910     52.64         594
55.01 - 60.00                                      34      6,435,321       0.62    189,274     7.323     6.289     57.88         569
60.01 - 65.00                                      70     17,388,015       1.67    248,400     7.150     6.337     62.75         587
65.01 - 70.00                                     141     35,305,733       3.40    250,395     6.868     6.030     68.49         601
70.01 - 75.00                                     239     62,050,254       5.97    259,624     6.821     6.078     73.97         615
75.01 - 80.00                                   2,443    614,492,116      59.11    251,532     6.457     5.898     79.84         655
80.01 - 85.00                                     365     86,795,346       8.35    237,795     7.166     6.395     84.45         598
85.01 - 90.00                                     521    130,809,534      12.58    251,074     7.061     6.504     89.55         624
90.01 - 95.00                                     250     61,606,816       5.93    246,427     7.183     6.665     94.70         640
95.01 - 100.00                                     26      4,256,202       0.41    163,700     7.585     6.585     99.44         665
------------------------------------------------------------------------------------------------------------------------------------
Total:                                          4,202  1,039,513,147     100.00    247,385     6.702     6.092     80.61         638
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.54
Maximum: 100.00
Weighted Average: 80.61


4. Documentation Level Greater than 85% LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                       Morgage
                                                         Aggregate     Pool by      Avg     Weighted            Weighted
                                              Number      Cut-off     Aggregate  Mortgage   Average   Weighted  Average
                                                of         Date        Cut-off     Loan      Gross    Average   Combined   Weighted
                                             Mortgage    Principal    Principal  Principal  Interest   Gross    Original   Average
Documentation Level Greater than 85% LTV      Loans       Balance      Balance    Balance     Rate     Margin     LTV     FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                490    112,254,200      57.08    229,090     7.101     6.524     91.49         622
Stated Documentation                              154     42,590,515      21.66    276,562     7.194     6.680     91.31         657
Limited Documentation                             153     41,827,837      21.27    273,385     7.053     6.516     91.17         624
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            797    196,672,552     100.00    246,766     7.111     6.556     91.38         630
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                       FRs

Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV


1. Documentation Level

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                           Morgage
                                                            Aggregate      Pool by      Avg      Weighted    Weighted
                                                Number       Cut-off      Aggregate   Mortgage    Average    Average
                                                  of          Date         Cut-off      Loan       Gross     Combined    Weighted
                                               Mortgage     Principal     Principal   Principal  Interest    Original    Average
Documentation Level                             Loans        Balance       Balance    Balance      Rate        LTV      FICO Score
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                1,237     111,417,358       51.44     90,071       8.135      87.64        641
Stated Documentation                                859      77,725,624       35.88     90,484       8.957      88.28        664
Limited Documentation                               259      27,469,944       12.68    106,062       8.156      87.56        641
----------------------------------------------------------------------------------------------------------------------------------
Total:                                            2,355     216,612,926      100.00     91,980       8.433      87.86        649
----------------------------------------------------------------------------------------------------------------------------------


2. Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                           Morgage
                                                            Aggregate      Pool by      Avg      Weighted    Weighted
                                                Number       Cut-off      Aggregate   Mortgage    Average    Average
                                                  of          Date         Cut-off      Loan       Gross     Combined    Weighted
                                               Mortgage     Principal     Principal   Principal  Interest    Original    Average
Credit Score                                    Loans        Balance       Balance    Balance      Rate        LTV      FICO Score
----------------------------------------------------------------------------------------------------------------------------------
501 - 520                                            13       2,097,103        0.97    161,316       8.204      74.20        510
521 - 540                                            13       1,194,661        0.55     91,897       8.898      69.85        529
541 - 560                                            35       5,783,259        2.67    165,236       7.671      78.13        550
561 - 580                                            60       7,428,664        3.43    123,811       7.780      80.16        573
581 - 600                                           224      17,588,300        8.12     78,519       8.642      84.50        590
601 - 620                                           345      31,155,960       14.38     90,307       8.629      87.85        612
621 - 640                                           368      34,232,606       15.80     93,023       8.474      87.72        631
641 - 660                                           370      33,487,988       15.46     90,508       8.578      89.21        651
661 - 680                                           296      27,446,945       12.67     92,726       8.612      89.62        670
681 - 700                                           240      22,064,368       10.19     91,935       8.351      89.36        690
701 - 720                                           161      13,906,856        6.42     86,378       8.367      92.59        710
721 - 740                                            98       7,302,570        3.37     74,516       8.484      92.44        730
741 - 760                                            59       5,558,068        2.57     94,205       7.767      89.77        751
761 - 780                                            51       4,949,775        2.29     97,054       7.881      88.95        770
781 - 800                                            16       1,787,092        0.83    111,693       6.874      82.71        785
801 - 820                                             6         628,709        0.29    104,785       7.997      79.90        806
----------------------------------------------------------------------------------------------------------------------------------
Total:                                            2,355     216,612,926      100.00     91,980       8.433      87.86        649
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 505
Maximum: 816
Weighted Average: 649


3. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                           Morgage
                                                            Aggregate      Pool by      Avg      Weighted    Weighted
                                                Number       Cut-off      Aggregate   Mortgage    Average    Average
                                                  of          Date         Cut-off      Loan       Gross     Combined    Weighted
                                               Mortgage     Principal     Principal   Principal  Interest    Original    Average
Range of Combined Original LTV Ratios (%)       Loans        Balance       Balance    Balance      Rate        LTV      FICO Score
----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                         2         234,245        0.11    117,123       7.826      23.21        673
25.01 - 30.00                                         2         166,469        0.08     83,235       6.127      27.33        640
30.01 - 35.00                                         5         367,180        0.17     73,436       7.766      31.46        599
35.01 - 40.00                                         9       1,747,486        0.81    194,165       6.059      37.60        657
40.01 - 45.00                                        11       1,453,283        0.67    132,117       6.816      42.38        656
45.01 - 50.00                                        12       2,353,171        1.09    196,098       6.237      48.39        639
50.01 - 55.00                                        20       3,521,368        1.63    176,068       6.680      53.14        641
55.01 - 60.00                                        23       4,403,367        2.03    191,451       6.652      58.16        654
60.01 - 65.00                                        27       5,219,795        2.41    193,326       6.582      62.90        627
65.01 - 70.00                                        35       6,333,711        2.92    180,963       7.011      68.07        601
70.01 - 75.00                                        69      13,295,184        6.14    192,684       6.802      73.66        622
75.01 - 80.00                                       177      33,834,616       15.62    191,156       6.808      79.39        646
80.01 - 85.00                                        66      12,272,581        5.67    185,948       6.957      84.08        643
85.01 - 90.00                                       130      19,050,633        8.79    146,543       7.475      89.56        639
90.01 - 95.00                                       151      12,856,645        5.94     85,143       8.696      94.69        650
95.01 - 100.00                                    1,616      99,503,190       45.94     61,574       9.988      99.95        661
----------------------------------------------------------------------------------------------------------------------------------
Total:                                            2,355     216,612,926      100.00     91,980       8.433      87.86        649
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 22.27
Maximum: 100.00
Weighted Average: 87.86


4. Documentation Level Greater than 85% LTV

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                           Morgage
                                                            Aggregate      Pool by      Avg      Weighted    Weighted
                                                Number       Cut-off      Aggregate   Mortgage    Average    Average
                                                  of          Date         Cut-off      Loan       Gross     Combined    Weighted
                                               Mortgage     Principal     Principal   Principal  Interest    Original    Average
Documentation Level Greater than 85% LTV        Loans        Balance       Balance    Balance      Rate        LTV      FICO Score
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                  976      65,919,706       50.16     67,541       9.120      97.58        645
Stated Documentation                                717      49,454,812       37.63     68,975      10.092      98.41        673
Limited Documentation                               204      16,035,950       12.20     78,608       9.209      97.88        653
----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,897     131,410,468      100.00     69,273       9.497      97.93        657
----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  2005-MSHEL-2

-------------------------------------------------------------------------------
Selection Criteria: Full Documentation & Purchase

===============================================================================

Number of Mortgage Loans: 1,547
Total Current Balance: 229,548,760.37
Average Current Balance: 148,383.17
Weighted Average FICO Score: 647.8
Weighted Average Current LTV: 84.42
Weighted Average DTI Ratio: 40.92
% Cash-Out Refinance: 0.0
% Full Documentation: 100.0
% Owner Occupied: 93.4
Weighted Average Coupon: 6.903
Weighted Average Margin: 5.757
% 2-4 Family: 5.3
% MH: 0.1
% PUD: 18.2
% Condo: 13.0
% Silent Second: 4.34
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-------------------------------------------------------------------------------
Selection Criteria: Full Documentation & Refinance - Cashout

===============================================================================

Number of Mortgage Loans: 1,343
Total Current Balance: 266,294,887.56
Average Current Balance: 198,283.61
Weighted Average FICO Score: 611.1
Weighted Average Current LTV: 81.13
Weighted Average DTI Ratio: 41.15
% Cash-Out Refinance: 100.0
% Full Documentation: 100.0
% Owner Occupied: 96.3
Weighted Average Coupon: 6.941
Weighted Average Margin: 6.141
% 2-4 Family: 5.4
% MH: 0.7
% PUD: 14.5
% Condo: 6.6
% Silent Second: 0.99
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-------------------------------------------------------------------------------
Selection Criteria: Full Documentation & Refinance - Rate Term

===============================================================================

Number of Mortgage Loans: 375
Total Current Balance: 69,896,781.66
Average Current Balance: 186,391.42
Weighted Average FICO Score: 607.1
Weighted Average Current LTV: 80.74
Weighted Average DTI Ratio: 40.14
% Cash-Out Refinance: 0.0
% Full Documentation: 100.0
% Owner Occupied: 97.4
Weighted Average Coupon: 6.968
Weighted Average Margin: 6.223
% 2-4 Family: 4.2
% MH: 0.7
% PUD: 13.8
% Condo: 6.0
% Silent Second: 0.23
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A






-------------------------------------------------------------------------------
Selection Criteria: Limited Documentation & Purchase

===============================================================================

Number of Mortgage Loans: 449
Total Current Balance: 91,291,868.97
Average Current Balance: 203,322.65
Weighted Average FICO Score: 649.4
Weighted Average Current LTV: 83.58
Weighted Average DTI Ratio: 37.46
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 92.6
Weighted Average Coupon: 6.720
Weighted Average Margin: 5.798
% 2-4 Family: 4.5
% MH: 0.0
% PUD: 20.8
% Condo: 12.8
% Silent Second: 21.37
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-------------------------------------------------------------------------------
Selection Criteria: Limited Documentation & Refinance - Cashout

===============================================================================

Number of Mortgage Loans: 336
Total Current Balance: 85,951,846.12
Average Current Balance: 255,809.07
Weighted Average FICO Score: 619.8
Weighted Average Current LTV: 81.73
Weighted Average DTI Ratio: 36.45
% Cash-Out Refinance: 100.0
% Full Documentation: 0.0
% Owner Occupied: 93.6
Weighted Average Coupon: 6.839
Weighted Average Margin: 6.074
% 2-4 Family: 5.9
% MH: 0.3
% PUD: 12.8
% Condo: 6.4
% Silent Second: 3.22
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-------------------------------------------------------------------------------
Selection Criteria: Limited Documentation & Refinance - Rate Term

===============================================================================

Number of Mortgage Loans: 66
Total Current Balance: 16,361,479.24
Average Current Balance: 247,901.20
Weighted Average FICO Score: 600.5
Weighted Average Current LTV: 80.86
Weighted Average DTI Ratio: 36.40
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 98.5
Weighted Average Coupon: 6.959
Weighted Average Margin: 6.473
% 2-4 Family: 8.3
% MH: 0.0
% PUD: 12.8
% Condo: 4.4
% Silent Second: 7.89
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A






-------------------------------------------------------------------------------
Selection Criteria: Stated Documentation & Purchase

===============================================================================

Number of Mortgage Loans: 1,570
Total Current Balance: 293,652,001.76
Average Current Balance: 187,039.49
Weighted Average FICO Score: 675.6
Weighted Average Current LTV: 82.74
Weighted Average DTI Ratio: 41.16
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 95.0
Weighted Average Coupon: 7.265
Weighted Average Margin: 6.221
% 2-4 Family: 9.1
% MH: 0.2
% PUD: 14.1
% Condo: 9.8
% Silent Second: 20.46
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-------------------------------------------------------------------------------
Selection Criteria: Stated Documentation & Refinance - Cashout

===============================================================================

Number of Mortgage Loans: 717
Total Current Balance: 166,073,475.15
Average Current Balance: 231,622.70
Weighted Average FICO Score: 635.0
Weighted Average Current LTV: 77.56
Weighted Average DTI Ratio: 40.07
% Cash-Out Refinance: 100.0
% Full Documentation: 0.0
% Owner Occupied: 94.5
Weighted Average Coupon: 7.039
Weighted Average Margin: 6.310
% 2-4 Family: 8.7
% MH: 0.4
% PUD: 11.4
% Condo: 5.0
% Silent Second: 7.27
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-------------------------------------------------------------------------------
Selection Criteria: Stated Documentation & Refinance - Rate Term

===============================================================================

Number of Mortgage Loans: 154
Total Current Balance: 37,054,971.32
Average Current Balance: 240,616.70
Weighted Average FICO Score: 647.5
Weighted Average Current LTV: 76.90
Weighted Average DTI Ratio: 39.97
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 93.4
Weighted Average Coupon: 6.909
Weighted Average Margin: 6.159
% 2-4 Family: 13.0
% MH: 0.3
% PUD: 16.8
% Condo: 7.5
% Silent Second: 8.90
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LTV:                                Fixed $     Fixed %     2/28 $      2/28 %     3/27 $     3/27 %     5/25 $     5/25 %
                     Below 70.01   25,800,076     24.50    70,583,216    67.03    2,222,588     2.11    6,387,612     6.07
                     70.01 to 75   13,295,184     17.65    56,272,097    74.69    2,667,451     3.54    3,110,707     4.13
                     75.01 to 80   33,834,616      5.22   573,024,395    88.39   11,568,919     1.78   29,284,611     4.52
                     80.01 to 85   12,272,581     12.39    77,179,225    77.91    4,788,610     4.83    4,471,236     4.51
                     85.01 to 90   19,050,633     12.71   114,688,351    76.53    4,400,748     2.94   11,526,998     7.69
                     90.01 to 95   12,856,645     17.27    55,382,703    74.38    2,952,293     3.97    3,271,819     4.39
                    95.01 to 100   99,503,190     95.90     3,958,918     3.82      197,498     0.19       99,786     0.10
                     100.01 plus            0      0.00             0     0.00            0     0.00            0     0.00

LTV:                               Other ARM $   Other ARM %
                     Below 70.01       309,462          0.29
                     70.01 to 75             0          0.00
                     75.01 to 80       614,191          0.10
                     80.01 to 85       356,275          0.36
                     85.01 to 90       193,438          0.13
                     90.01 to 95             0          0.00
                    95.01 to 100             0          0.00
                     100.01 plus             0          0.00


FICO
                       below 550    5,715,083      6.70    75,771,942    88.85    2,821,564     3.31      310,690     0.36
                      550 to 574    7,093,209     10.58    55,934,732    83.45    2,992,403     4.47    1,004,841     1.50
                      575 to 599   20,810,242     17.20    91,264,825    75.42    2,832,599     2.34    6,099,304     5.04
                      600 to 624   40,565,108     18.09   169,402,118    75.52    5,249,618     2.34    8,452,274     3.77
                      625 to 649   40,818,226     18.66   162,093,521    74.08    5,297,320     2.42   10,529,239     4.81
                      650 to 674   38,319,737     18.23   159,139,591    75.71    3,891,349     1.85    8,856,035     4.21
                      675 to 699   27,919,608     19.13   105,812,280    72.52    2,224,871     1.53    9,957,166     6.82
                        700 plus   35,371,713     19.27   131,669,895    71.73    3,488,383     1.90   12,943,223     7.05
FICO
                       below 550   665,737          0.78
                      550 to 574         0          0.00
                      575 to 599         0          0.00
                      600 to 624   638,778          0.29
                      625 to 649    67,870          0.03
                      650 to 674         0          0.00
                      675 to 699         0          0.00
                        700 plus   100,981          0.06


Property Type:
                     Single-Family   153,638,593     17.72   652,061,119    75.18   19,655,548     2.27   40,715,526    4.70
                               PUD    29,621,186     15.69   146,298,351    77.48    3,325,819     1.76    9,480,144    5.02
                   2-4 Family Det.    15,060,077     17.47    63,852,850    74.06    4,122,742     4.78    3,178,418    3.69
                            Condo.    16,511,435     15.07    86,610,705    79.05    1,693,999     1.55    4,589,450    4.19
                Manufactured House     1,781,634     42.05     2,265,878    53.48            0     0.00      189,232    4.47
Property Type:
                     Single-Family   1,214,461          0.14
                               PUD     100,981          0.05
                   2-4 Family Det.           0          0.00
                            Condo.     157,924          0.14
                Manufactured House           0          0.00


Purpose:
                                           Purchase   100,353,471     16.33   488,506,524    79.50    7,154,108     1.16
                                Refinance rate/term    25,972,493     21.06    81,135,873    65.80    5,932,310     4.81
                Cash Out Refi (COF) Below 70.01 LTV    18,481,985     23.59    54,432,731    69.47    1,373,552     1.75
                           COF with LTV 70.01 to 75     9,032,698     19.26    34,839,454    74.29    1,902,691     4.06
                           COF with LTV 75.01 to 80    19,467,943     10.81   143,716,739    79.79    4,708,604     2.61
                           COF with LTV 80.01 to 85     6,443,688      9.39    55,672,482    81.11    3,676,027     5.36
                          COF with LTV '85.01 to 90    12,998,899     14.91    63,672,350    73.04    2,191,091     2.51
                          COF with LTV '90.01 to 95     6,912,294     18.02    27,472,862    71.61    1,662,226     4.33
                          COF with LTV 95.01 to 100    16,949,455     90.22     1,639,889     8.73      197,498     1.05
                           COF with LTV 100.01 plus             0      0.00             0     0.00            0     0.00
Purpose:
                                           Purchase   17,733,856     2.89       744,672          0.12
                                Refinance rate/term   10,011,248     8.12       261,308          0.21
                Cash Out Refi (COF) Below 70.01 LTV    3,751,820     4.79       309,462          0.40
                           COF with LTV 70.01 to 75    1,119,669     2.39             0          0.00
                           COF with LTV 75.01 to 80   12,062,878     6.70       157,924          0.09
                           COF with LTV 80.01 to 85    2,850,325     4.15             0          0.00
                          COF with LTV '85.01 to 90    8,307,536     9.53             0          0.00
                          COF with LTV '90.01 to 95    2,315,439     6.04             0          0.00
                          COF with LTV 95.01 to 100            0     0.00             0          0.00
                           COF with LTV 100.01 plus            0     0.00             0          0.00


Occupancy Status:
                    Owner Occupied   208,729,689    17.53   900,361,429    75.63   25,944,644     2.18   54,405,832     4.57
                        Investment    3,969,145     10.98    27,124,132    75.01    1,888,515     5.22    2,823,002     7.81
                          2nd Home    3,914,091     13.31    23,603,343    80.27      964,948     3.28      923,936     3.14
Occupancy Status:
                    Owner Occupied   1,118,080          0.09
                        Investment     355,286          0.98
                          2nd Home           0          0.00


Loan Balance
                               Below 50,000   26,978,883     93.40     1,727,245     5.98       80,616     0.28       98,412
                       50,000.01 to 100,000   63,124,206     66.81    29,043,987    30.74    1,221,578     1.29    1,019,319
                      100,000.01 to 150,000   37,248,294     29.85    80,537,952    64.54    2,953,564     2.37    3,950,819
                      150,000.01 to 200,000   22,803,316     16.63   103,606,675    75.55    4,555,503     3.32    5,815,839
                      200,000.01 to 400,000   47,847,060      8.35   480,675,193    83.85   16,036,398     2.80   27,747,336
                      400,000.01 to 500,000   11,979,543      7.55   134,903,408    85.01    3,429,423     2.16    8,381,686
                      500,000.01 to 600,000    3,773,190      4.68    69,658,511    86.39      521,026     0.65    6,676,504
                    600,000.01 to 1,000,000    2,858,433      4.91    50,935,932    87.43            0     0.00    4,462,856
                     1,000,000.01 and above            0      0.00             0     0.00            0     0.00            0
Loan Balance
                               Below 50,000   0.34             0          0.00
                       50,000.01 to 100,000   1.08        67,870          0.07
                      100,000.01 to 150,000   3.17       100,981          0.08
                      150,000.01 to 200,000   4.24       351,362          0.26
                      200,000.01 to 400,000   4.84       953,154          0.17
                      400,000.01 to 500,000   5.28             0          0.00
                      500,000.01 to 600,000   8.28             0          0.00
                    600,000.01 to 1,000,000   7.66             0          0.00
                     1,000,000.01 and above   0.00             0          0.00


Loan Term
                       >30 Years            0      0.00             0     0.00            0     0.00            0     0.00
                        30 Years   98,461,361      8.65   950,934,553    83.58   28,798,107     2.53   58,152,770     5.11
                        20 Years    2,361,171    100.00             0     0.00            0     0.00            0     0.00
                        15 Years   114,616,887   100.00             0     0.00            0     0.00            0     0.00
                           Other    1,173,507     88.38       154,350    11.62            0     0.00            0     0.00
Loan Term
                       >30 Years           0          0.00
                        30 Years   1,473,366          0.13
                        20 Years           0          0.00
                        15 Years           0          0.00
                           Other           0          0.00


Documentation Type
                                    Full Documentation   111,417,358     19.69   409,331,235    72.35   14,741,831     2.61
                                 Limited Documentation    27,469,944     14.19   149,460,281    77.20    3,701,122     1.91
                         Stated Docs with LTV below 70    10,299,898     23.16    30,711,913    69.07    1,216,965     2.74
                      Stated Docs with LTV 70.01 to 75     4,730,938     13.44    29,816,499    84.68      509,839     1.45
                      Stated Docs with LTV 75.01 to 80    10,074,900      3.34   276,549,273    91.68    6,182,079     2.05
                      Stated Docs with LTV 80.01 to 85     3,165,076     13.53    18,068,142    77.22    1,203,208     5.14
                      Stated Docs with LTV 85.01 to 90     5,467,436     15.55    26,559,653    75.55      406,982     1.16
                      Stated Docs with LTV 90.01 to 95     3,804,168     25.29     8,929,981    59.35      836,082     5.56
                     Stated Docs with LTV 95.01 to 100    40,183,208     96.03     1,661,926     3.97            0     0.00
                     Stated Docs with LTV above 100.01             0      0.00             0     0.00            0     0.00
Documentation Type
                                    Full Documentation   30,250,004     5.35             0          0.00
                                 Limited Documentation   12,459,650     6.44       514,199          0.27
                         Stated Docs with LTV below 70    1,927,239     4.33       309,462          0.70
                      Stated Docs with LTV 70.01 to 75      155,309     0.44             0          0.00
                      Stated Docs with LTV 75.01 to 80    8,394,874     2.78       456,267          0.15
                      Stated Docs with LTV 80.01 to 85      963,240     4.12             0          0.00
                      Stated Docs with LTV 85.01 to 90    2,527,463     7.19       193,438          0.55
                      Stated Docs with LTV 90.01 to 95    1,474,990     9.80             0          0.00
                     Stated Docs with LTV 95.01 to 100            0     0.00             0          0.00
                     Stated Docs with LTV above 100.01            0     0.00             0          0.00


Lien Status
                                               1st Lien   109,329,006      9.52   951,088,903    82.79   28,798,107     2.51
                         Second Liens with LTV below 85       715,608    100.00             0     0.00            0     0.00
                      Second Liens with LTV 85.01 to 90     2,202,517    100.00             0     0.00            0     0.00
                      Second Liens with LTV 90.01 to 95     5,969,263    100.00             0     0.00            0     0.00
                     Second Liens with LTV 95.01 to 100    98,396,532    100.00             0     0.00            0     0.00
                     Second Liens with LTV above 100.01             0      0.00             0     0.00            0     0.00
Lien Status
                                               1st Lien   58,152,770     5.06     1,473,366          0.13
                         Second Liens with LTV below 85            0     0.00             0          0.00
                      Second Liens with LTV 85.01 to 90            0     0.00             0          0.00
                      Second Liens with LTV 90.01 to 95            0     0.00             0          0.00
                     Second Liens with LTV 95.01 to 100            0     0.00             0          0.00
                     Second Liens with LTV above 100.01            0     0.00             0          0.00


Interest Only
                     % of Mortgage Type             0      0.00      321,740,673    89.97      694,650     0.19
                              Ave. FICO             0      0.00              660      660          628      628
                               Ave. LTV             0      0.00            81.35    81.35        93.06    93.06
                          % Stated Docs             0      0.00            27.33    27.33         0.00     0.00
                            % Full Docs             0      0.00            53.46    53.46        61.13    61.13
Interest Only
                     % of Mortgage Type             35,175,182     9.84             0          0.00
                              Ave. FICO                    670      670             0          0.00
                               Ave. LTV                  81.28    81.28             0          0.00
                          % Stated Docs                  20.92    20.92             0          0.00
                            % Full Docs                  55.75    55.75             0          0.00



MH Stratification:
Total Balance                                             4,236,744.14
% Pool Balance                                                    0.34
Ave. FICO                                                          649
Ave. LTV                                                         74.43
% Full Docs                                                     60.02%

Silent Seconds Stratification:
Total Balance                                           111,784,435.35
% Pool Balance                                                    8.90
Ave. FICO                                                          667
Ave. LTV                                                         79.87
% Full Docs                                                     11.40%

2nd Lien Stratification:
Total Balance                                           107,283,919.50
% Pool Balance                                                    8.54
Ave. FICO                                                          660
% Full Docs                                                     46.43%

LTV Above 90 Stratification:
Total Balance                                           178,222,852.25
% Pool Balance                                                   14.19
Ave. FICO                                                          653
Ave. LTV                                                         97.74
% Full Docs                                                     53.51%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSAC 2005 WMC4

                                                                  % of the
                      #Of Loans       Balance        Avg balan      pool     Seasoning    WAC     % ARM    FICO   OLTV
Aggregated pool           6,557   1,256,126,072.15   191,570.24        100           3    7.000    82.76    640   75.07
2nd lien                  1,769     107,283,919.50    60,646.65       8.54           3   10.044     0.00    660   19.71
IO loans only             1,163     357,610,505.21   307,489.69      28.47           3    6.220   100.00    661   81.37

rates:
9.5-10                      684      43,068,221.83    62,965.24       3.43           3    9.797    12.54    651   28.21
10.01-10.5                  268      17,268,267.62    64,433.83       1.37           3   10.362     6.26    637   23.51
10.51-11                    364      23,566,604.34    64,743.42       1.88           3   10.863     0.53    634   21.13
11.01-12                    174       8,261,537.45    47,480.10       0.66           3   11.531     0.00    630   19.63
12.01-13                     24       1,143,943.86    47,664.33       0.09           4   12.529     0.00    615   20.19
gt 13%

FICO---
<500                         18       3,016,418.60   167,578.81       0.24           4    7.902   100.00    500   76.17
501-525                     201      39,185,173.69   194,951.11       3.12           4    8.132    93.82    513   77.48
526-550                     237      43,083,422.80   181,786.59       3.43           4    7.987    92.35    537   76.47
551-575                     323      67,025,184.51   207,508.31       5.34           3    7.325    89.42    562   76.83
576-600                     696     121,006,969.71   173,860.59       9.63           3    7.138    82.80    588   75.96
601-625                   1,180     224,307,895.51   190,091.44      17.86           3    7.051    81.92    613   75.48
626-650                   1,133     218,806,174.90   193,121.07      17.42           3    6.936    81.35    637   75.15

<50,000                     857      28,885,157.01    33,704.97       2.30           3   10.002     6.60    645   25.17
50,000-75,000               761      47,395,410.35    62,280.43       3.77           3    9.292    25.47    645   39.78
75,000-100,000              537      47,081,549.44    87,675.14       3.75           3    8.622    40.95    640   51.26
400,000-500,000             363     161,894,059.62   445,989.14      12.89           3    6.486    92.60    649   80.75
500,001-600,000             147      80,629,229.96   548,498.16       6.42           4    6.513    95.32    647   81.61
>600,000                     84      58,257,220.62   693,538.34       4.64           4    6.514    95.09    641   79.49

LTV (combined)
80-85                     2,780        677,974,809   243,875.83      53.97           3    6.563    94.78    649   80.61
85.01-90                    651        149,860,168   230,199.95      11.93           3    7.114    87.29    626   88.43
90.01-95                    401         74,463,460   185,694.41       5.93           3    7.445    82.73    641   88.34
95.01-100                 1,642        103,759,392    63,190.86       8.26           3    9.889     4.10    661   24.24

Stated doc                  793     195,793,473.15   246,902.24      15.59           3    6.947    84.83    635   76.10
streamlined doc           1,648     300,986,975.08   182,637.73      23.96           3    7.303    84.05    676   71.93

2nd home                    172      29,406,318.11   170,966.97       2.34           3    6.950    86.69    685   77.06
investment property         213      36,160,079.95   169,765.63       2.88           3    7.338    89.02    657   80.27
cash out loans            2,396     518,320,208.83   216,327.30      41.26           3    6.956    82.58    620   77.23
condo                       652     109,563,512.19   168,042.20       8.72           3    6.846    84.93    655   73.48
2-4 family                  329      86,214,087.51   262,048.90       6.86           3    6.964    82.53    658   76.15

fixed rate                2,355     216,612,925.62    91,980.01      17.24           3    8.433     0.00    649   48.47
arm                       4,202   1,039,513,146.53   247,385.33      82.76           3    6.702   100.00    638   80.61

CA                        2,774     674,451,700.03   243,133.27      53.69           3    6.783    85.00    646   73.88
NY                          346      79,868,509.76   230,833.84       6.36           3    6.903    69.23    644   76.09
MASS                         87      15,079,681.15   173,329.67       1.20           4    7.296    82.91    651   71.46
GA                           52       5,910,900.31   113,671.16       0.47           4    7.600    72.51    619   76.20

DTI
DTI > 50                    525      97,154,037.97   185,055.31       7.73           4    6.983    80.59    626   76.62


                                                       % of      % of (single                    % of 2nd
                      CLTV     DTI    % Of Full Doc   Primary   family and PUD)   % of cashout     lien      IO %
Aggregated pool       81.86   40.22           45.04     94.78             69.04          41.26       8.54    28.47
2nd lien              99.25   40.93           46.43     97.64             66.09          18.67     100.00     0.00
IO loans only         81.37   38.53           53.70     97.58             68.83          36.04       0.00   100.00

rates:
9.5-10                97.06   40.87           47.27     97.97             70.42          23.81      86.40     0.00
10.01-10.5            97.49   40.03           41.41     97.09             69.61          20.66      92.90     0.00
10.51-11              98.71   42.11           39.73     98.78             65.27          22.02      97.66     0.00
11.01-12              99.12   42.04           29.77     95.91             66.16          17.45     100.00     0.00
12.01-13              98.99   41.99           42.86    100.00             70.39          20.86     100.00     0.00
gt 13%

FICO---
<500                  76.17   39.53           76.71    100.00             82.32          69.42       0.00     0.00
501-525               77.56   41.58           70.14     97.75             82.61          68.47       0.11     0.36
526-550               76.97   39.54           64.18     98.07             80.53          68.93       0.63     3.92
551-575               77.64   39.49           53.55     97.13             73.13          68.62       1.01     2.39
576-600               80.93   40.70           67.23     98.23             78.48          55.09       6.22    21.39
601-625               82.31   40.67           53.67     97.07             66.76          47.53       8.59    27.80
626-650               82.52   40.14           43.47     95.05             70.49          42.40       9.28    27.50

<50,000               96.96   39.81           59.56     93.79             65.78          22.02      89.90     0.00
50,000-75,000         92.59   39.73           51.58     93.32             71.30          23.38      66.03     0.54
75,000-100,000        88.92   39.77           55.33     92.94             72.62          31.39      47.14     2.93
400,000-500,000       80.75   39.81           37.33     95.71             66.81          42.47       0.00    48.38
500,001-600,000       81.61   39.84           42.91     96.57             63.99          38.55       0.00    45.55
>600,000              79.49   37.96           46.71     94.13             64.36          57.09       0.00    42.66

LTV (combined)
80-85                 80.64   40.51           41.07     95.48             67.87          30.28       0.05    37.12
85.01-90              89.55   39.89           55.25     91.19             72.73          58.17       1.47    29.35
90.01-95              94.70   40.28           61.16     92.98             68.06          51.52       8.02    27.63
95.01-100             99.93   40.81           48.03     97.74             67.64          18.11      94.83     0.00

Stated doc            76.74   39.11            0.00     92.36             70.99          63.20       0.84    14.05
streamlined doc       83.34   41.75            0.00     96.24             67.71          14.06      14.33    22.52

2nd home              83.96   38.92           30.07      0.00             46.04          21.77       8.62    28.63
investment property   80.27   38.36           49.53      0.00             64.08          49.61       0.00     0.70
cash out loans        80.26   40.03           51.38     95.30             73.58         100.00       3.86    24.87
condo                 82.14   40.43           47.29     94.00              0.00          28.73      10.84    41.60
2-4 family            80.52   40.04           34.42     88.63              0.00          39.47       5.49    12.83

fixed rate            87.86   40.38           51.44     96.36             70.93          41.68      49.53     0.00
arm                   80.61   40.19           43.71     94.45             68.65          41.18       0.00    34.40

CA                    81.01   40.12           42.30     96.23             73.84          40.75       8.98    39.82
NY                    81.43   40.84           33.55     97.33             67.70          35.98       6.73     9.73
MASS                  82.03   42.03           37.30     95.43             63.95          15.02      13.21    18.03
GA                    84.24   38.62           65.74     93.64             77.55          57.94      10.05    11.80

DTI
DTI > 50              82.87   52.81           67.36     93.69             64.30          49.63       7.81     9.66

Silent 2nds

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC4
All records

Table of Contents

1. Current Mortgage Principal Balance <75k
2. Current Mortgage Principal Balance Greater or Equal to 400K
3. FICO Score Less than 650
4. Original Loan-to-Value Ratio Greater or Equal 80
5. Second Home
6. Non-Owner Occupied
7. Cashout Loans
8. Stated Doc
9. Limited Doc
10. 2-4 Family
11. IO Loans


1. Current Mortgage Principal Balance <75k

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
Current Mortgage            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Principal Balance <75k       Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                 189       3,730,109.26      0.30   10.249    0.00    638   99.10   67.36   94.06    75.17     20.95
25,000.01 - 50,000.00            668      25,155,047.75      2.00    9.966    7.58    646   96.64   58.40   93.76    64.39     22.17
50,000.01 - 75,000.00            761      47,395,410.35      3.77    9.292   25.47    645   92.59   51.58   93.32    71.30     23.38
Other                          4,939   1,179,845,504.79     93.93    6.835   86.92    640   81.06   44.42   94.86    69.03     42.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


2. Current Mortgage Principal Balance Greater or Equal to 400K

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
Current Mortgage               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
Principal Balance Greater   Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
or Equal to 400K             Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
= 400,000                          8       3,200,000.00      0.25    6.153   100.00   658   79.49   62.50   100.00   75.00     50.00
400000 - 450000                  206      87,868,638.92      7.00    6.518   91.78    647   80.70   33.53   94.21    68.82     47.57
450000 - 500000                  149      70,825,420.70      5.64    6.460   93.28    652   80.87   40.90   97.37    63.94     35.81
500000 - 550000                   85      44,720,588.80      3.56    6.451   94.11    643   81.90   47.85   97.67    62.30     43.61
550000 - 600000                   62      35,908,641.16      2.86    6.590   96.82    653   81.25   36.77   95.21    66.09     32.25
600000 - 650000                   37      23,337,393.98      1.86    6.672   97.31    638   80.39   42.98   91.73    62.05     53.90
650000 - 700000                   20      13,496,083.55      1.07    6.411   94.92    660   80.98   50.38   95.08    55.03     60.04
700000 - 750000                   12       8,774,975.63      0.70    6.224   91.48    645   79.29   49.89   100.00   91.96     58.01
750000 - 800000                    5       3,897,744.30      0.31    6.252   79.55    646   75.90   39.90   100.00   60.10     80.55
800000 - 850000                    7       5,819,148.82      0.46    6.573   100.00   611   76.19   43.15   85.75    71.80     57.56
950000 - 1000000                   3       2,931,874.34      0.23    6.827   100.00   624   77.35   66.05   100.00   33.95     33.95
Other                          5,963     955,345,561.95     76.05    7.159   79.27    638   82.22   46.42   94.51    70.14     40.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


3. FICO Score Less than 650

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
FICO Score                  Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Less than 650                Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                        219      42,201,592.29      3.36    8.115   94.26    512   77.46   70.61   97.92    82.59     68.53
525 - 549                        237      43,083,422.80      3.43    7.987   92.35    537   76.97   64.18   98.07    80.53     68.93
550 - 574                        323      67,025,184.51      5.34    7.325   89.42    562   77.64   53.55   97.13    73.13     68.62
575 - 599                        696     121,006,969.71      9.63    7.138   82.80    588   80.93   67.23   98.23    78.48     55.09
600 - 624                      1,180     224,307,895.51     17.86    7.051   81.92    613   82.31   53.67   97.07    66.76     47.53
625 - 649                      1,133     218,806,174.90     17.42    6.936   81.35    637   82.52   43.47   95.05    70.49     42.40
Other                          2,769     539,694,832.43     42.97    6.768   81.17    692   82.88   32.53   92.15    64.81     27.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


4. Original Loan-to-Value Ratio Greater or Equal 80

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
Original Loan-to-Value      Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Ratio Greater or Equal 80    Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
80.00 - 85.00                  2,780     677,974,809.24     53.97    6.563   94.78    649   80.64   41.07   95.48    67.87     30.28
85.01 - 90.00                    651     149,860,167.60     11.93    7.114   87.29    626   89.55   55.25   91.19    72.73     58.17
90.01 - 95.01                    401      74,463,460.28      5.93    7.445   82.73    641   94.70   61.16   92.98    68.06     51.52
95.01 - 100.00                 1,642     103,759,391.97      8.26    9.889    4.10    661   99.93   48.03   97.74    67.64     18.11
Other                          1,083     250,068,243.06     19.91    6.788   80.07    614   69.24   43.64   94.35    70.91     67.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


5. Second Home

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Second Home                  Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Second Home                      172      29,406,318.11      2.34    6.950   86.69    685   83.96   30.07    0.00    46.04     21.77
Other                          6,385   1,226,719,754.04     97.66    7.002   82.66    639   81.81   45.40   97.05    69.60     41.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


6. Non-Owner Occupied

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Non-Owner Occupied           Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Non Owner Occupied               213      36,160,079.95      2.88    7.338   89.02    657   80.27   49.53    0.00    64.08     49.61
Other                          6,344   1,219,965,992.20     97.12    6.990   82.57    640   81.91   44.91   97.59    69.19     41.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


7. Cashout Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Cashout Loans                Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            2,396     518,320,208.83     41.26    6.956   82.58    620   80.26   51.38   95.30    73.58    100.00
Other                          4,161     737,805,863.32     58.74    7.032   82.88    654   82.99   40.59   94.41    65.86      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


8. Stated Doc

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Stated Doc                   Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Stated Doc                     2,441     496,780,448.23     39.55    7.163   84.35    660   80.74    0.00   94.71    69.00     33.43
Other                          4,116     759,345,623.92     60.45    6.894   81.71    627   82.60   74.50   94.83    69.07     46.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


9. Limited Doc

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Limited Doc                  Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Limited Doc                      851     193,605,194.33     15.41    6.793   85.81    632   82.68    0.00   93.53    68.61     44.40
Other                          5,706   1,062,520,877.82     84.59    7.038   82.20    642   81.71   53.25   95.01    69.12     40.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


10. 2-4 Family

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
2-4 Family                   Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                       329      86,214,087.51      6.86    6.964   82.53    658   80.52   34.42   88.63     0.00     39.47
Other                          6,228   1,169,911,984.64     93.14    7.003   82.77    639   81.96   45.82   95.23    74.13     41.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------


11. IO Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
IO Loans                     Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Interest Only Loans            1,163     357,610,505.21     28.47    6.220   100.00   661   81.37   53.70   97.58    68.83     36.04
Other                          5,394     898,515,566.94     71.53    7.311   75.89    632   82.06   41.59   93.67    69.13     43.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,557   1,256,126,072.15    100.00    7.000   82.76    640   81.86   45.04   94.78    69.04     41.26
------------------------------------------------------------------------------------------------------------------------------------

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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                   All records


1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------
                                                  % of
                                                Mortgage
                                                 Pool by
                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                        of          Date          Date       Gross     Remaining   Combined   Average
Range of Gross       Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Rates (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------
4.750 - 4.999              28      10,267,783        0.82      4.969         356      78.82        687
5.000 - 5.249              39      11,903,513        0.95      5.139         357      78.78        688
5.250 - 5.499             118      35,453,938        2.82      5.355         353      77.93        669
5.500 - 5.749             216      59,937,305        4.77      5.591         355      79.13        665
5.750 - 5.999             545     154,633,052       12.31      5.914         355      78.37        659
6.000 - 6.249             295      77,082,993        6.14      6.116         354      80.22        660
6.250 - 6.499             527     139,821,599       11.13      6.340         356      79.84        646
6.500 - 6.749             556     137,084,708       10.91      6.573         355      80.95        648
6.750 - 6.999             765     186,507,376       14.85      6.888         355      80.38        638
7.000 - 7.249             226      50,560,581        4.03      7.108         356      81.39        625
7.250 - 7.499             318      73,552,642        5.86      7.340         355      81.60        628
7.500 - 7.749             287      56,797,317        4.52      7.578         353      81.07        624
7.750 - 7.999             339      69,735,605        5.55      7.883         353      81.11        598
8.000 - 8.249             106      19,191,568        1.53      8.085         353      84.01        593
8.250 - 8.499             212      26,550,549        2.11      8.325         313      87.27        618
8.500 - 8.749             118      16,079,384        1.28      8.571         329      84.83        591
8.750 - 8.999             225      24,665,416        1.96      8.869         299      85.48        596
9.000 - 9.249              53       6,024,996        0.48      9.075         323      81.17        571
9.250 - 9.499              70       6,967,171        0.55      9.310         285      90.53        594
9.500 - 9.749             180      12,460,361        0.99      9.515         215      96.28        654
9.750 - 9.999             486      29,658,241        2.36      9.908         197      97.31        650
10.000 - 10.249            33       1,935,708        0.15     10.089         191      98.26        654
10.250 - 10.499           143       9,120,099        0.73     10.274         195      96.73        626
10.500 - 10.749           125       8,168,061        0.65     10.518         185      98.23        644
10.750 - 10.999           341      22,146,420        1.76     10.870         178      98.90        636
11.000 - 11.249            15         828,458        0.07     11.079         179      96.99        629
11.250 - 11.499            76       3,139,533        0.25     11.258         179      99.56        625
11.500 - 11.749            44       2,112,871        0.17     11.504         178      98.50        651
11.750 - 11.999            46       2,494,965        0.20     11.941         177      98.98        616
12.000 - 12.249             5         306,496        0.02     12.137         176      97.70        612
12.250 - 12.499             3         159,295        0.01     12.280         202     100.00        590
12.500 - 12.749             8         453,580        0.04     12.511         177      99.06        636
12.750 - 12.999             9         324,486        0.03     12.885         200      99.94        605
------------------------------------------------------------------------------------------------------
Total:                  6,557   1,256,126,072      100.00      7.000         340      81.86        640
------------------------------------------------------------------------------------------------------

Minimum: 4.750
Maximum: 12.990
Weighted Average: 7.000

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                      ARMs


1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------
                                                  % of
                                                Mortgage
                                                 Pool by
                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                        of          Date          Date       Gross     Remaining   Combined   Average
Range of Gross       Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Rates (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------
4.750 - 4.999              28      10,267,783        0.99      4.969         356      78.82        687
5.000 - 5.249              39      11,903,513        1.15      5.139         357      78.78        688
5.250 - 5.499             112      34,115,821        3.28      5.358         357      78.25        666
5.500 - 5.749             207      58,165,911        5.60      5.590         357      79.37        664
5.750 - 5.999             505     144,046,462       13.86      5.912         357      78.92        660
6.000 - 6.249             263      69,962,599        6.73      6.118         357      80.69        658
6.250 - 6.499             470     126,859,042       12.20      6.342         357      80.45        646
6.500 - 6.749             464     117,153,572       11.27      6.575         357      81.68        648
6.750 - 6.999             641     162,413,513       15.62      6.887         357      80.85        638
7.000 - 7.249             195      46,050,587        4.43      7.107         357      81.90        626
7.250 - 7.499             282      67,886,985        6.53      7.341         357      82.03        628
7.500 - 7.749             248      50,816,299        4.89      7.579         357      81.02        624
7.750 - 7.999             279      61,004,868        5.87      7.885         357      80.81        596
8.000 - 8.249              90      17,365,952        1.67      8.086         357      83.91        587
8.250 - 8.499             100      18,551,679        1.78      8.353         357      83.42        583
8.500 - 8.749              74      12,666,061        1.22      8.575         356      81.93        568
8.750 - 8.999              93      15,748,650        1.52      8.878         357      79.24        555
9.000 - 9.249              29       4,368,757        0.42      9.088         357      75.58        540
9.250 - 9.499              27       3,559,520        0.34      9.332         356      83.97        546
9.500 - 9.749              22       2,385,560        0.23      9.563         357      84.52        542
9.750 - 9.999              24       3,013,861        0.29      9.877         356      80.87        547
10.000 - 10.249             2         143,641        0.01     10.125         356      83.42        539
10.250 - 10.499             5         872,431        0.08     10.419         357      74.56        519
10.500 - 10.749             3         190,078        0.02     10.601         357      85.39        542
------------------------------------------------------------------------------------------------------
Total:                  4,202   1,039,513,147      100.00      6.702         357      80.61        638
------------------------------------------------------------------------------------------------------

Minimum: 4.750
Maximum: 10.716
Weighted Average: 6.702

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                      FRMs


1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------
                                                  % of
                                                Mortgage
                                                 Pool by
                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                        of          Date          Date       Gross     Remaining   Combined   Average
Range of Gross       Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Rates (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------
5.250 - 5.499               6       1,338,117        0.62      5.276         266      69.78        734
5.500 - 5.749               9       1,771,394        0.82      5.604         305      71.25        689
5.750 - 5.999              40      10,586,590        4.89      5.942         340      70.91        656
6.000 - 6.249              32       7,120,394        3.29      6.094         328      75.64        677
6.250 - 6.499              57      12,962,556        5.98      6.326         347      73.96        646
6.500 - 6.749              92      19,931,136        9.20      6.560         346      76.64        647
6.750 - 6.999             124      24,093,864       11.12      6.893         343      77.21        634
7.000 - 7.249              31       4,509,994        2.08      7.110         346      76.22        619
7.250 - 7.499              36       5,665,657        2.62      7.338         334      76.44        629
7.500 - 7.749              39       5,981,018        2.76      7.568         327      81.51        627
7.750 - 7.999              60       8,730,737        4.03      7.870         328      83.21        617
8.000 - 8.249              16       1,825,616        0.84      8.077         318      84.97        650
8.250 - 8.499             112       7,998,871        3.69      8.258         211      96.20        697
8.500 - 8.749              44       3,413,323        1.58      8.556         229      95.59        677
8.750 - 8.999             132       8,916,766        4.12      8.854         198      96.49        668
9.000 - 9.249              24       1,656,239        0.76      9.040         236      95.92        653
9.250 - 9.499              43       3,407,651        1.57      9.287         209      97.38        643
9.500 - 9.749             158      10,074,801        4.65      9.504         181      99.06        681
9.750 - 9.999             462      26,644,380       12.30      9.912         179      99.17        662
10.000 - 10.249            31       1,792,067        0.83     10.086         178      99.45        663
10.250 - 10.499           138       8,247,668        3.81     10.259         178      99.07        637
10.500 - 10.749           122       7,977,982        3.68     10.516         181      98.53        646
10.750 - 10.999           341      22,146,420       10.22     10.870         178      98.90        636
11.000 - 11.249            15         828,458        0.38     11.079         179      96.99        629
11.250 - 11.499            76       3,139,533        1.45     11.258         179      99.56        625
11.500 - 11.749            44       2,112,871        0.98     11.504         178      98.50        651
11.750 - 11.999            46       2,494,965        1.15     11.941         177      98.98        616
12.000 - 12.249             5         306,496        0.14     12.137         176      97.70        612
12.250 - 12.499             3         159,295        0.07     12.280         202     100.00        590
12.500 - 12.749             8         453,580        0.21     12.511         177      99.06        636
12.750 - 12.999             9         324,486        0.15     12.885         200      99.94        605
------------------------------------------------------------------------------------------------------
Total:                  2,355     216,612,926      100.00      8.433         259      87.86        649
------------------------------------------------------------------------------------------------------

Minimum: 5.250
Maximum: 12.990
Weighted Average: 8.433

                               Morgan Stanley
                               MSAC 2005-WMC4
                                   Group 1


1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------
                                                  % of
                                                Mortgage
                                                 Pool by
                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                        of          Date          Date       Gross     Remaining   Combined   Average
Range of Gross       Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Rates (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------
4.750 - 4.999               6       1,477,521        0.33      4.966         357      80.51        678
5.000 - 5.249               9       1,546,382        0.34      5.145         357      74.57        667
5.250 - 5.499              31       6,449,965        1.43      5.317         338      74.95        680
5.500 - 5.749              87      16,563,121        3.67      5.604         351      77.90        654
5.750 - 5.999             223      45,479,665       10.07      5.916         354      76.26        645
6.000 - 6.249             130      24,433,035        5.41      6.107         356      78.25        649
6.250 - 6.499             232      45,793,214       10.14      6.343         356      79.11        632
6.500 - 6.749             252      47,743,099       10.57      6.569         354      79.47        636
6.750 - 6.999             371      69,717,516       15.44      6.888         354      79.29        629
7.000 - 7.249             133      23,175,154        5.13      7.110         356      81.21        613
7.250 - 7.499             165      28,261,962        6.26      7.337         356      80.42        618
7.500 - 7.749             175      26,453,071        5.86      7.584         356      79.46        608
7.750 - 7.999             197      32,434,870        7.18      7.893         353      79.48        588
8.000 - 8.249              66       8,481,566        1.88      8.114         352      81.51        581
8.250 - 8.499             130      13,997,570        3.10      8.325         324      85.04        608
8.500 - 8.749              69       7,351,907        1.63      8.579         339      85.60        587
8.750 - 8.999             130      12,105,371        2.68      8.879         310      82.88        585
9.000 - 9.249              27       3,010,895        0.67      9.093         332      75.57        556
9.250 - 9.499              36       2,733,207        0.61      9.314         290      89.95        592
9.500 - 9.749              97       5,260,637        1.17      9.513         217      96.68        653
9.750 - 9.999             285      12,617,360        2.79      9.911         194      97.75        656
10.000 - 10.249            20         875,568        0.19     10.051         177      99.15        662
10.250 - 10.499            72       3,226,389        0.71     10.279         192      96.04        623
10.500 - 10.749            71       3,320,836        0.74     10.512         183      98.50        645
10.750 - 10.999           188       8,426,209        1.87     10.877         178      99.16        625
11.000 - 11.249             7         218,464        0.05     11.058         185      99.15        625
11.250 - 11.499             9         344,022        0.08     11.250         177     100.00        640
12.000 - 12.249             1          47,704        0.01     12.125         173     100.00        546
Total:                  3,219     451,546,279      100.00      7.160         339      80.87        626

Minimum: 4.875
Maximum: 12.125
Weighted Average: 7.160

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                  Group 1 ARMs


1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------
                                                  % of
                                                Mortgage
                                                 Pool by
                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                        of          Date          Date       Gross     Remaining   Combined   Average
Range of Gross       Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Rates (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------
4.750 - 4.999               6       1,477,521        0.41      4.966         357      80.51        678
5.000 - 5.249               9       1,546,382        0.43      5.145         357      74.57        667
5.250 - 5.499              26       5,331,094        1.47      5.327         357      76.46        664
5.500 - 5.749              80      15,583,538        4.31      5.605         357      77.98        654
5.750 - 5.999             193      39,342,620       10.88      5.912         357      77.09        645
6.000 - 6.249             105      19,919,391        5.51      6.109         357      79.60        645
6.250 - 6.499             205      40,255,431       11.13      6.346         357      79.99        631
6.500 - 6.749             203      37,891,890       10.48      6.575         357      81.05        634
6.750 - 6.999             308      58,783,103       16.26      6.891         356      80.04        626
7.000 - 7.249             118      20,931,427        5.79      7.111         357      81.85        614
7.250 - 7.499             153      26,255,842        7.26      7.337         357      80.85        617
7.500 - 7.749             157      24,303,005        6.72      7.584         357      79.35        604
7.750 - 7.999             172      29,012,205        8.02      7.894         357      79.17        582
8.000 - 8.249              59       7,880,743        2.18      8.112         357      80.91        578
8.250 - 8.499              71      11,364,654        3.14      8.341         357      81.78        582
8.500 - 8.749              50       6,449,015        1.78      8.580         357      84.48        574
8.750 - 8.999              58       8,697,090        2.41      8.888         357      78.00        549
9.000 - 9.249              16       2,550,492        0.71      9.107         357      72.37        537
9.250 - 9.499              12       1,464,194        0.40      9.335         357      84.78        553
9.500 - 9.749              10       1,181,761        0.33      9.547         357      86.96        540
9.750 - 9.999               9       1,103,089        0.31      9.907         357      79.56        549
10.250 - 10.499             1         227,222        0.06     10.429         357      54.17        528
------------------------------------------------------------------------------------------------------
Total:                  2,021     361,551,711      100.00      6.922         357      79.75        620
------------------------------------------------------------------------------------------------------

Minimum: 4.875
Maximum: 10.429
Weighted Average: 6.922

                                 Morgan Stanley
                                 MSAC 2005-WMC4
                                  Group 1 FRMs


1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------
                                                  % of
                                                Mortgage
                                                 Pool by
                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                        of          Date          Date       Gross     Remaining   Combined   Average
Range of Gross       Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Rates (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------
5.250 - 5.499               5       1,118,870        1.24      5.272         248      67.78        757
5.500 - 5.749               7         979,583        1.09      5.588         264      76.71        665
5.750 - 5.999              30       6,137,045        6.82      5.938         340      70.95        645
6.000 - 6.249              25       4,513,644        5.02      6.098         351      72.27        666
6.250 - 6.499              27       5,537,783        6.15      6.322         350      72.76        642
6.500 - 6.749              49       9,851,208       10.95      6.546         344      73.38        644
6.750 - 6.999              63      10,934,412       12.15      6.873         339      75.20        646
7.000 - 7.249              15       2,243,727        2.49      7.109         348      75.27        607
7.250 - 7.499              12       2,006,119        2.23      7.336         348      74.83        628
7.500 - 7.749              18       2,150,066        2.39      7.586         346      80.67        649
7.750 - 7.999              25       3,422,665        3.80      7.890         320      82.05        634
8.000 - 8.249               7         600,822        0.67      8.134         297      89.26        626
8.250 - 8.499              59       2,632,916        2.93      8.255         182      99.11        720
8.500 - 8.749              19         902,892        1.00      8.572         215      93.66        675
8.750 - 8.999              72       3,408,281        3.79      8.856         191      95.34        677
9.000 - 9.249              11         460,404        0.51      9.016         197      93.29        664
9.250 - 9.499              24       1,269,013        1.41      9.290         213      95.92        638
9.500 - 9.749              87       4,078,875        4.53      9.503         177      99.49        686
9.750 - 9.999             276      11,514,272       12.79      9.912         178      99.49        666
10.000 - 10.249            20         875,568        0.97     10.051         177      99.15        662
10.250 - 10.499            71       2,999,166        3.33     10.267         179      99.21        630
10.500 - 10.749            71       3,320,836        3.69     10.512         183      98.50        645
10.750 - 10.999           188       8,426,209        9.36     10.877         178      99.16        625
11.000 - 11.249             7         218,464        0.24     11.058         185      99.15        625
11.250 - 11.499             9         344,022        0.38     11.250         177     100.00        640
12.000 - 12.249             1          47,704        0.05     12.125         173     100.00        546
------------------------------------------------------------------------------------------------------
Total:                  1,198      89,994,568      100.00      8.116         268      85.36        652
------------------------------------------------------------------------------------------------------

Minimum: 5.250
Maximum: 12.125
Weighted Average: 8.116

--------------------------------------------------------------------------------
MORGAN STANLEY                                                      May 11, 2005
Securitized Products Group
                             [Morgan Stanley LOGO]
--------------------------------------------------------------------------------


                             Computational Materials


                                 $1,213,417,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                Series 2005-WMC4


                       Mortgage Pass-Through Certificates













--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                      May 11, 2005
Securitized Products Group
                             [Morgan Stanley LOGO]
--------------------------------------------------------------------------------

                          Approximately $1,213,417,000
               Morgan Stanley ABS Capital I Inc. Series 2005-WMC4

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                       Countrywide Home Loans Servicing LP
                                    Servicer

                             Transaction Highlights

                                                                                Modified
                                                                 Avg Life       Duration                              Initial
Offered                                  Expected Ratings        to Call /     To Call /       Payment Window      Subordination
Classes   Description   Balance(4)    (S&P / Moody's / Fitch)    Mty(1)(2)    Mty(1)(2)(3)   To Call / Mty(1)(2)       Level
-------   -----------   -----------   -----------------------   -----------   ------------   -------------------   -------------
A-1ss     Not Offered   287,183,000         AAA/Aaa/AAA         2.38 / 2.60   2.22 / 2.38     1 - 87 / 1 - 187             20.50%
A-1mz       Floater      71,796,000         AAA/Aaa/AAA         2.38 / 2.60   2.21 / 2.38     1 - 87 / 1 - 187             20.50%
A-2a        Floater     394,100,000         AAA/Aaa/AAA         1.00 / 1.00   0.98 / 0.98      1 - 26 / 1 - 26             20.50%
A-2b        Floater     136,110,000         AAA/Aaa/AAA         3.00 / 3.00   2.85 / 2.85     26 - 56 / 26 - 56            20.50%
A-2c        Floater     109,431,000         AAA/Aaa/AAA         6.39 / 7.55   5.72 / 6.55    56 - 87 / 56 - 184            20.50%
M-1         Floater      43,964,000         AA+/Aa1/AA+         5.00 / 5.53   4.55 / 4.93    43 - 87 / 43 - 164            17.00%
M-2         Floater      38,312,000          AA/Aa2/AA          4.94 / 5.45   4.49 / 4.86    41 - 87 / 41 - 157            13.95%
M-3         Floater      24,494,000         AA-/Aa3/AA-         4.91 / 5.40   4.46 / 4.82    40 - 87 / 40 - 150            12.00%
M-4         Floater      20,726,000          A+/A1/A+           4.90 / 5.37   4.42 / 4.76    39 - 87 / 39 - 144            10.35%
M-5         Floater      21,354,000           A/A2/A            4.87 / 5.32   4.40 / 4.72    39 - 87 / 39 - 139             8.65%
M-6         Floater      18,842,000          A-/A3/A-           4.87 / 5.28   4.39 / 4.69    38 - 87 / 38 - 132             7.15%
B-1         Floater      16,958,000       BBB+/Baa1/BBB+        4.85 / 5.22   4.31 / 4.57    38 - 87 / 38 - 125             5.80%
B-2         Floater      15,702,000        BBB/Baa2/BBB         4.85 / 5.16   4.30 / 4.52    38 - 87 / 38 - 118             4.55%
B-3         Floater      14,445,000       BBB-/Baa3/BBB-        4.84 / 5.06   4.23 / 4.39    37 - 87 / 37 - 109             3.40%



Offered
Classes    Benchmark
-------   -----------
A-1ss     1 Mo. LIBOR
A-1mz     1 Mo. LIBOR
A-2a      1 Mo. LIBOR
A-2b      1 Mo. LIBOR
A-2c      1 Mo. LIBOR
M-1       1 Mo. LIBOR
M-2       1 Mo. LIBOR
M-3       1 Mo. LIBOR
M-4       1 Mo. LIBOR
M-5       1 Mo. LIBOR
M-6       1 Mo. LIBOR
B-1       1 Mo. LIBOR
B-2       1 Mo. LIBOR
B-3       1 Mo. LIBOR

Notes:
(1)   Certificates are priced to the 10% optional clean-up call.
(2)   Based on the pricing prepayment speed. See details below.
(3)   Assumes pricing at par.
(4)   Bond sizes subject to a variance of plus or minus 5%.

Issuer:               Morgan Stanley ABS Capital I Inc. Trust 2005-WMC4.

Depositor:            Morgan Stanley ABS Capital I Inc.

Originators:          WMC Mortgage Corp.

Servicers:            Countrywide Home Loans Inc.

Trustee:              [Wells Fargo Bank, N.A.]

Managers:             Morgan Stanley (lead manager), Countrywide Securities
                      Corp. and Utendahl Capital Partners, L.P.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Rating Agencies:      Standard & Poor's, Moody's Investors Service, and Fitch
                      Ratings.

Offered Certificates: The Class A-1ss, A-1mz, A-2a, A-2b, A-2c, M-1, M-2, M-3,
                      M-4, M-5, M-6, B-1, B-2 and B-3 Certificates.

Class A Certificates: The Class A-1ss, A-1mz, A-2a, A-2b and A-2c Certificates.

Group I Class A       The Class A-1ss and Class A-1mz Certificates.
Certificates:

Group II Class A      The Class A-2a, Class A-2b and Class A-2c Certificates.
Certificates:

Class A Certificate   The Group I Class A Certificates and Group II Class A
Group:                Certificates, as applicable.

Expected Closing      May 27, 2005 through DTC and Euroclear or Clearstream. The
Date:                 Certificates will be sold without accrued interest.

Cut-off Date:         May 1, 2005

Distribution Dates:   The 25th of each month, or if such day is not a business
                      day, on the next business day, beginning June 25, 2005.

Final Scheduled       For all Offered Certificates, the Distribution Date
Distribution Date:    occurring in April 2035.

Minimum Denomination: The Offered Certificates will be issued and available in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000.

Due Period:           For any Distribution Date, the calendar month preceding
                      the month in which that Distribution Date occurs.

Interest Accrual      The interest accrual period for the Offered Certificates
Period:               with respect to any Distribution Date will be the period
                      beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date
                      (on an actual/360 day count basis).

Mortgage Loans:       The Trust will consist of two groups of adjustable and
                      fixed rate sub-prime residential, first-lien and second-lien mortgage loans.

Group I Mortgage      Approximately $451.5 million of Mortgage Loans with
Loans:                original principal balances that conform to the original
                      principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae and Freddie Mac.

Group II Mortgage     Approximately $804.6 million of Mortgage Loans with
Loans:                original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae and Freddie Mac.

Pricing Prepayment    o Fixed Rate Mortgage Loans: CPR starting at approximately
Speed:                4% CPR in month 1 and increasing to 23% CPR in month 16
                      (19%/15 increase for each month), and remaining at 23% CPR thereafter
                      o ARM Mortgage Loans: 28% CPR

Credit Enhancement:   The Offered Certificates are credit enhanced by:
                      1) Net monthly excess cashflow from the Mortgage Loans,
                      2) 3.40% overcollateralization (funded upfront). On and
                         after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 6.80% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and
                      3) Subordination of distributions on the more subordinate
                         classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Senior Enhancement    For any Distribution Date, the percentage obtained by
Percentage:           dividing (x) the aggregate Certificate Principal Balance
                      of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:       The later to occur of:
                      (x) The earlier of:
                          (a) The Distribution Date occurring in June 2008; and
                          (b) The Distribution Date on which the aggregate
                              balance of the Class A Certificates is reduced to zero; and
                      (y) The first Distribution Date on which the Senior
                          Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 41.00%.

Trigger Event:        Either a Delinquency Trigger Event or a Cumulative Loss
                      Trigger Event.

Delinquency Trigger   A Delinquency Trigger Event is in effect on any
Event:                Distribution Date if on that Distribution Date the 60 Day+
                      Rolling Average equals or exceeds [40%] of the prior period's Senior Enhancement Percentage. The 60 Day+
                      Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss       A Cumulative Loss Trigger Event is in effect on any
Trigger Event:        Distribution Date if the aggregate amount of Realized
                      Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                      Months 25- 36          [1.50] for the first month, plus an
                                             additional 1/12th of [1.50] for
                                             each month thereafter (e.g.,
                                             [2.250] in Month 31)
                      Months 37- 48          [3.00] for the first month, plus an
                                             additional 1/12th of [1.75] for
                                             each month thereafter (e.g.,
                                             [3.875] in Month 43)
                      Months 49- 60          [4.75] for the first month, plus an
                                             additional 1/12th of [1.25] for
                                             each month thereafter (e.g.,
                                             [5.375] in Month 55)
                      Months 61- 72          [6.00] for the first month, plus an
                                             additional 1/12th of [0.75] for
                                             each month thereafter (e.g.,
                                             [6.375] in Month 67)
                      Months 73- thereafter  [6.75]

Sequential Trigger    A Sequential Trigger Event is in effect on any
Event:                Distribution Date if, before the 37th Distribution Date,
                      the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related
                      Prepayment Period divided by the aggregate Stated
                      Principal Balance of the mortgage loans as of the cut-off date exceeds [3.00%], or if, on or after the 37th
                      Distribution Date, a Trigger Event is in effect.

Initial               Class A:            20.50%
Subordination         Class M-1:          17.00%
Percentage:           Class M-2:          13.95%
                      Class M-3:          12.00%
                      Class M-4:          10.35%
                      Class M-5:           8.65%
                      Class M-6:           7.15%
                      Class B-1:           5.80%
                      Class B-2:           4.55%
                      Class B-3:           3.40%


Optional Clean-up     When the current aggregate principal balance of the
Call:                 Mortgage Loans is x less than or equal to 10% of the
                      aggregate principal balance of the Mortgage Loans as of the cut-off date.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Step-up Coupons:      For all Offered Certificates the coupon will increase
                      after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other
                      Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Group I Class A       The Class A-1ss and A-1mz Certificates will accrue
Certificates          interest at a variable rate equal to the least of (i)
Pass-Through Rate:    one-month LIBOR plus [] bps ([] bps after the first
                      distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC
                      Cap.

Group II Class A      The Class A-2a, A-2b and A-2c Certificates will accrue
Certificates          interest at a variable rate equal to the least of (i)
Pass-Through Rate:    one-month LIBOR plus [] bps ([] bps after the first
                      distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC
                      Cap.

Class M-1             The Class M-1 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2             The Class M-2 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3             The Class M-3 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4             The Class M-4 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5             The Class M-5 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6             The Class M-6 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1             The Class B-1 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2             The Class B-2 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3             The Class B-3 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: For any distribution date, the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:     For any distribution date, the weighted average of the
                      mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual
                      Period.

Loan Group II Cap:    For any distribution date, the weighted average of the
                      mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual
                      Period.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Group I Class A       As to any Distribution Date, the supplemental interest
Basis Risk Carry      amount for each of the Group I Class A Certificates will
Forward Amount:       equal the sum of:
                      (i)   The excess, if any, of interest that would otherwise
                            be due on such Certificates at the Group I Class A Certificates Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                      (ii)  Any Group I Class A Basis Risk Carry Forward Amount
                            remaining unpaid from prior Distribution Dates; and
                      (iii) Interest on the amount in clause (ii) at the related
                            Group I Class A Certificates Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Group II Class A      As to any Distribution Date, the supplemental interest
Basis Risk Carry      amount for each of the Group II Class A Certificates will
Forward Amount:       equal the sum of:
                      (i)   The excess, if any, of interest that would otherwise
                            be due on such Certificates at the Group II Class A Certificates Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                      (ii)  Any Group II Class A Basis Risk Carry Forward Amount
                            remaining unpaid from prior Distribution Dates; and
                      (iii) Interest on the amount in clause (ii) at the related
                            Group II Class A Certificates Pass-Through Rate (without regard to the Loan Group II Cap or WAC
                            Cap).

Class M-1, M-2, M-3,  As to any Distribution Date, the supplemental interest
M-4, M-5, M-6, B-1,   amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6,
B-2 and B-3 Basis     B-1, B-2 and B-3 Certificates will equal the sum of:
Risk CarryForward     (i)   The excess, if any, of interest that would otherwise
Amounts:                    be due on such Certificates at such Certificates'
                            applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                      (ii)  Any Basis Risk Carry Forward Amount for such class
                            remaining unpaid for such Certificate from prior
                            Distribution Dates; and
                      (iii) Interest on the amount in clause (ii) at the
                            Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest              On each Distribution Date and after payments of servicing
Distributions on      and trustee fees and other expenses, interest
Offered Certificates: distributions from the Interest Remittance Amount will be allocated as follows:
                      (i)  The portion of the Interest Remittance Amount
                           attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group I Class A Certificates and second, pro rata to the Group II Class A Certificates;
                      (ii) The portion of the Interest Remittance Amount
                           attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, pro rata to the Group I Class A Certificates;
                      (iii)  To the Class M-1 Certificates, its Accrued
                             Certificate Interest;
                      (iv)   To the Class M-2 Certificates, its Accrued
                             Certificate Interest;
                      (v)    To the Class M-3 Certificates, its Accrued
                             Certificate Interest;
                      (vi)   To the Class M-4 Certificates, its Accrued
                             Certificate Interest; (vii) To the Class M-5
                             Certificates, its Accrued Certificate Interest;
                      (viii) To the Class M-6 Certificates, its Accrued
                             Certificate Interest;
                      (ix)   To the Class B-1 Certificates, its Accrued
                             Certificate Interest;
                      (x)    To the Class B-2 Certificates, its Accrued
                             Certificate Interest; and
                      (xi)   To the Class B-3 Certificates, its Accrued
                             Certificate Interest.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Principal             On each Distribution Date (a) prior to the Stepdown Date
Distributions on      or (b) on which a Trigger Event is in effect, principal
Offered Certificates: distributions from the Principal Distribution Amount will be allocated as follows:
                      (i)    to the Class A Certificates, allocated between the
                             Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                      (ii)   to the Class M-1 Certificates, until the
                             Certificate Principal Balance thereof has been reduced to zero;
                      (iii)  to the Class M-2 Certificates, until the
                             Certificate Principal Balance thereof has been reduced to zero;
                      (iv)   to the Class M-3 Certificates, until the
                             Certificate Principal Balance thereof has been reduced to zero;
                      (v)    to the Class M-4 Certificates, until the
                             Certificate Principal Balance thereof has been reduced to zero;
                      (vi)   to the Class M-5 Certificates, until the
                             Certificate Principal Balance thereof has been reduced to zero;
                      (vii)  to the Class M-6 Certificates, until the
                             Certificate Principal Balance thereof has been reduced to zero;
                      (viii) to the Class B-1 Certificates, until the
                             Certificate Principal Balance thereof has been reduced to zero;
                      (ix)   to the Class B-2 Certificates, until the
                             Certificate Principal Balance thereof has been reduced to zero; and
                      (x)    to the Class B-3 Certificates, until the
                             Certificate Principal Balance thereof has been reduced to zero.

                      On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                      (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                      (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                      (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                      (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                      (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                      (vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                      (vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                      (viii) to the Class B-1 Certificates, the lesser of the
                             remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                      (ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                      (x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Class A Principal     Except as described below, the Group II Class A
Allocation            Certificates will receive principal sequentially; the
                      Class A-2b Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2a Certificates has been reduced to zero, and the Class A-2c Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2b Certificates has been reduced to zero.

                      All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Group I Class A Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable.

                      However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                      Any principal distributions allocated to the Group I Class A Certificates are required to be distributed pro rata between the Class A-1ss Certificates and the Class A-1mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions from the Group I Mortgage Loans will be distributed first, to the Class A-1ss Certificates until their Class Certificate balance has been reduced to zero, and second, to the Class A-1mz Certificates until their Class Certificate balance has been reduced to zero.

                      Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata to the Class A-2a, Class A-2b and Class A-2c Certificates.

Group I Class A       Beginning on the first Distribution Date, and for a period
Interest Rate Cap:    of 32 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust for the benefit of the Group I
                      Class A Certificates.

                      For its duration, the Group I Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group I Class A Interest Rate Cap Notional Balance ("the Group I Class A Interest Rate Cap Payment") as described on the schedule herein.

Group I Class A       The Group I Class A Interest Rate Cap Payment shall be
Interest Rate Cap     available to pay any Basis Risk Carry Forward Amount due
Payment Allocation:   to the Group I Class A Certificates on a pro rata basis.

Group II Class A      Beginning on the first Distribution Date, and for a period
Interest Rate Cap:    of 32 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust for the benefit of the Group II
                      Class A Certificates.

                      For its duration, the Group II Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

Group II Class A      The Group II Class A Interest Rate Cap Payment shall be
Interest Rate Cap     available to pay any Basis Risk Carry Forward Amount due
Payment Allocation:   to the Group II Class A Certificates on a pro rata basis.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Class M Interest      Beginning on the first Distribution Date, and for a period
Rate Cap:             of 38 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust for the benefit of the Class M
                      Certificates.

                      For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                      (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest      The Class M Interest Rate Cap Payment shall be available
Rate Cap Payment      to pay any Basis Risk Carry Forward Amount due to the
Allocation:           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                      Class M-6 Certificates on a pro rata basis.

Class B Interest      Beginning on the first Distribution Date, and for a period
Rate Cap:             of 38 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust for the benefit of the Class B
                      Certificates.

                      For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                      (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest      The Class B Interest Rate Cap Payment shall be available
Rate Cap Payment      to pay any Basis Risk Carry Forward Amount due to the
Allocation:           Class B-1, Class B-2 and Class B-3 Certificates on a pro
                      rata basis.

Allocation of Net     For any Distribution Date, any Net Monthly Excess Cashflow
Monthly Excess        shall be paid as follows:
Cashflow:             (i)     to the Class M-1 Certificates, the unpaid interest
                              shortfall amount;
                      (ii)    to the Class M-1 Certificates, the allocated
                              unreimbursed realized loss amount;
                      (iii)   to the Class M-2 Certificates, the unpaid interest
                              shortfall amount;
                      (iv)    to the Class M-2 Certificates, the allocated
                              unreimbursed realized loss amount;
                      (v)     to the Class M-3 Certificates, the unpaid interest
                              shortfall amount;
                      (vi)    to the Class M-3 Certificates, the allocated
                              unreimbursed realized loss amount;
                      (vii)   to the Class M-4 Certificates, the unpaid interest
                              shortfall amount;
                      (viii)  to the Class M-4 Certificates, the allocated
                              unreimbursed realized loss amount;
                      (ix)    to the Class M-5 Certificates, the unpaid interest
                              shortfall amount;
                      (x)     to the Class M-5 Certificates, the allocated
                              unreimbursed realized loss amount;
                      (xi)    to the Class M-6 Certificates, the unpaid interest
                              shortfall amount;
                      (xii)   to the Class M-6 Certificates, the allocated
                              unreimbursed realized loss amount;
                      (xiii)  to the Class B-1 Certificates, the unpaid interest shortfall amount;
                      (xiv)   to the Class B-1 Certificates, the allocated
                              unreimbursed realized loss amount;
                      (xv)    to the Class B-2 Certificates, the unpaid interest
                              shortfall amount;
                      (xvi)   to the Class B-2 Certificates, the allocated
                              unreimbursed realized loss amount;
                      (xvii)  to the Class B-3 Certificates, the unpaid interest shortfall amount;
                      (xviii) to the Class B-3 Certificates, the allocated
                              unreimbursed realized loss amount;
                      (xix)   concurrently, any Group I Class A Basis Risk Carry
                              Forward Amount to the Group I Class A
                              Certificates, and any Group II Class A Basis Risk
                              Carry Forward Amount to the Group II Class A
                              Certificates; and
                      (xx)    sequentially, to Classes M-1, M-2, M-3, M-4, M-5,
                              M-6, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance   For any Distribution Date, the portion of available funds
Amount:               for such Distribution Date attributable to interest
                      received or advanced on the Mortgage Loans.

Accrued Certificate   For any Distribution Date and each class of Offered
Interest:             Certificates, equals the amount of interest accrued during the related interest accrual period at the related
                      Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal             On any Distribution Date, the sum of (i) the Basic
Distribution Amount:  Principal Distribution Amount and (ii) the Extra Principal
                      Distribution Amount.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Basic Principal       On any Distribution Date, the excess of (i) the aggregate
Distribution Amount:  principal remittance amount over (ii) the Excess
                      Subordinated Amount, if any.

Net Monthly Excess    For any Distribution Date is the amount of funds available
Cashflow:             for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal       For any Distribution Date, the lesser of (i) the excess of
Distribution Amount:  (x) interest collected or advanced with respect to the
                      Mortgage Loans with due dates in the related Due Period
                      (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated   For any Distribution Date, means the excess, if any of (i)
Amount:               the overcollateralization and (ii) the required
                      overcollateralization for such Distribution Date.

Class A Principal     For any Distribution Date, the percentage equivalent of a
Allocation            fraction, determined as follows: (i) in the case of the
Percentage:           Group I Class A Certificates the numerator of which is (x)
                      the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the aggregate Certificate Principal Balance of the
                      Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 59.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,280,630.

Class M-1 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date) and (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 66.00% and
                      (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $6,280,630.

Class M-2 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 72.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,280,630.

Class M-3 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date) and (iv) the Certificate Principal
                      Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,280,630.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Class M-4 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate
                      Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.30% and
                      (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $6,280,630.

Class M-5 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,280,630.

Class M-6 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date) and (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,280,630.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Class B-1 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                      Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class B-1
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,280,630.

Class B-2 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                      Distribution Amount on such Distribution Date), (viii) the
                      Certificate Principal Balance of the Class B-1
                      Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                      Distribution Date) and (ix) the Certificate Principal
                      Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,280,630.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Class B-3 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                      Distribution Amount on such Distribution Date), (viii) the
                      Certificate Principal Balance of the Class B-1
                      Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                      Distribution Date), (ix) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (x) the Certificate
                      Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.20% and
                      (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $6,280,630.

Trust Tax Status:     REMIC.

ERISA Eligibility:    Subject to the considerations in the Prospectus, all
                      Offered Certificates are ERISA eligible.

SMMEA Eligibility:    It is anticipated that none of the Offered Certificates
                      will be SMMEA eligible.

Prospectus:           The Class A-1ss, Class A-1mz, Class A-2a, Class A-2b,
                      Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4,
                      Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3
                      Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL


------------------------------------------------------------------------------------------------------------------------
        PPC (%)                       50           60         75           100         125           150          175
------------------------------------------------------------------------------------------------------------------------
A-1ss   WAL (yrs)                    4.88         4.10       3.28         2.38         1.73         1.24         1.01
        First Payment Date         6/25/2005   6/25/2005   6/25/2005    6/25/2005   6/25/2005     6/25/2005    6/25/2005
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009   12/25/2007
        Window                      1 - 174     1 - 147     1 - 118      1 - 87       1 - 67       1 - 54       1 - 31
------------------------------------------------------------------------------------------------------------------------
A-1mz   WAL (yrs)                    4.88         4.10       3.28         2.38         1.73         1.24         1.01
        First Payment Date         6/25/2005   6/25/2005   6/25/2005    6/25/2005   6/25/2005     6/25/2005    6/25/2005
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009   12/25/2007
        Window                      1 - 174     1 - 147     1 - 118      1 - 87       1 - 67       1 - 54       1 - 31
------------------------------------------------------------------------------------------------------------------------
A-2a    WAL (yrs)                    2.04         1.70       1.35         1.00         0.78         0.64         0.53
        First Payment Date         6/25/2005   6/25/2005   6/25/2005    6/25/2005   6/25/2005     6/25/2005    6/25/2005
        Expected Final Maturity   11/25/2009   2/25/2009   5/25/2008    7/25/2007   1/25/2007     9/25/2006    7/25/2006
        Window                      1 - 54       1 - 45     1 - 36       1 - 26       1 - 20       1 - 16       1 - 14
------------------------------------------------------------------------------------------------------------------------
A-2b    WAL (yrs)                    6.64         5.53       4.39         3.00         2.14         1.72         1.42
        First Payment Date        11/25/2009   2/25/2009   5/25/2008    7/25/2007   1/25/2007     9/25/2006    7/25/2006
        Expected Final Maturity   11/25/2014   4/25/2013   9/25/2011    1/25/2010   1/25/2008     7/25/2007    2/25/2007
        Window                     54 - 114     45 - 95     36 - 76      26 - 56     20 - 32       16 - 26      14 - 21
------------------------------------------------------------------------------------------------------------------------
A-2c    WAL (yrs)                    12.90       10.86       8.69         6.39         4.46         2.65         2.11
        First Payment Date        11/25/2014   4/25/2013   9/25/2011    1/25/2010   1/25/2008     7/25/2007    2/25/2007
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009   12/25/2007
        Window                     114 - 174    95 - 147   76 - 118      56 - 87     32 - 67       26 - 54      21 - 31
------------------------------------------------------------------------------------------------------------------------
 M-1    WAL (yrs)                    9.60         8.06       6.44         5.00         4.70         4.49         3.42
        First Payment Date         1/25/2010   3/25/2009   6/25/2008   12/25/2008   7/25/2009    11/25/2009   12/25/2007
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009    1/25/2009
        Window                     56 - 174     46 - 147   37 - 118      43 - 87     50 - 67       54 - 54      31 - 44
------------------------------------------------------------------------------------------------------------------------
 M-2    WAL (yrs)                    9.60         8.06       6.44         4.94         4.43         4.49         3.66
        First Payment Date         1/25/2010   3/25/2009   6/25/2008   10/25/2008   3/25/2009    10/25/2009    1/25/2009
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009    1/25/2009
        Window                     56 - 174     46 - 147   37 - 118      41 - 87     46 - 67       53 - 54      44 - 44
------------------------------------------------------------------------------------------------------------------------
 M-3    WAL (yrs)                    9.60         8.06       6.44         4.91         4.29         4.31         3.66
        First Payment Date         1/25/2010   3/25/2009   6/25/2008    9/25/2008   1/25/2009     6/25/2009    1/25/2009
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009    1/25/2009
        Window                     56 - 174     46 - 147   37 - 118      40 - 87     44 - 67       49 - 54      44 - 44
------------------------------------------------------------------------------------------------------------------------
 M-4    WAL (yrs)                    9.60         8.06       6.44         4.90         4.22         4.10         3.57
        First Payment Date         1/25/2010   3/25/2009   6/25/2008    8/25/2008   11/25/2008    3/25/2009   10/25/2008
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009    1/25/2009
        Window                     56 - 174     46 - 147   37 - 118      39 - 87     42 - 67       46 - 54      41 - 44
------------------------------------------------------------------------------------------------------------------------
 M-5    WAL (yrs)                    9.60         8.06       6.44         4.87         4.15         3.94         3.40
        First Payment Date         1/25/2010   3/25/2009   6/25/2008    8/25/2008   10/25/2008    1/25/2009    8/25/2008
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009    1/25/2009
        Window                     56 - 174     46 - 147   37 - 118      39 - 87     41 - 67       44 - 54      39 - 44
------------------------------------------------------------------------------------------------------------------------
 M-6    WAL (yrs)                    9.60         8.06       6.44         4.87         4.11         3.83         3.28
        First Payment Date         1/25/2010   3/25/2009   6/25/2008    7/25/2008   9/25/2008    11/25/2008    6/25/2008
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009    1/25/2009
        Window                     56 - 174     46 - 147   37 - 118      38 - 87     40 - 67       42 - 54      37 - 44
------------------------------------------------------------------------------------------------------------------------
 B-1    WAL (yrs)                    9.60         8.06       6.44         4.85         4.07         3.74         3.19
        First Payment Date         1/25/2010   3/25/2009   6/25/2008    7/25/2008   8/25/2008    10/25/2008    5/25/2008
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009    1/25/2009
        Window                     56 - 174     46 - 147   37 - 118      38 - 87     39 - 67       41 - 54      36 - 44
------------------------------------------------------------------------------------------------------------------------
 B-2    WAL (yrs)                    9.60         8.06       6.44         4.85         4.04         3.67         3.12
        First Payment Date         1/25/2010   3/25/2009   6/25/2008    7/25/2008   8/25/2008     9/25/2008    4/25/2008
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009    1/25/2009
        Window                     56 - 174     46 - 147   37 - 118      38 - 87     39 - 67       40 - 54      35 - 44
------------------------------------------------------------------------------------------------------------------------
 B-3    WAL (yrs)                    9.60         8.06       6.44         4.84         4.01         3.61         3.06
        First Payment Date         1/25/2010   3/25/2009   6/25/2008    6/25/2008   7/25/2008     8/25/2008    3/25/2008
        Expected Final Maturity   11/25/2019   8/25/2017   3/25/2015    8/25/2012   12/25/2010   11/25/2009    1/25/2009
        Window                     56 - 174     46 - 147   37 - 118      37 - 87     38 - 67       39 - 54      34 - 44
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivi
To MATURITY

---------------------------------------------------------------------------------------------------------------------------
        PPC (%)                        50           60           75           100         125           150         175
---------------------------------------------------------------------------------------------------------------------------
A-1ss   WAL (yrs)                     5.18         4.40         3.55         2.60         1.92         1.31         1.01
        First Payment Date          6/25/2005   6/25/2005    6/25/2005     6/25/2005   6/25/2005     6/25/2005   6/25/2005
        Expected Final Maturity    12/25/2031   8/25/2029    12/25/2025   12/25/2020   2/25/2018     9/25/2015   12/25/2007
        Window                       1 - 319     1 - 291      1 - 247       1 - 187     1 - 153       1 - 124      1 - 31
---------------------------------------------------------------------------------------------------------------------------
A-1mz   WAL (yrs)                     5.18         4.40         3.55         2.60         1.92         1.31         1.01
        First Payment Date          6/25/2005   6/25/2005    6/25/2005     6/25/2005   6/25/2005     6/25/2005   6/25/2005
        Expected Final Maturity    12/25/2031   8/25/2029    12/25/2025   12/25/2020   2/25/2018     9/25/2015   12/25/2007
        Window                       1 - 319     1 - 291      1 - 247       1 - 187     1 - 153       1 - 124      1 - 31
---------------------------------------------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                     2.04         1.70         1.35         1.00         0.78         0.64         0.53
        First Payment Date          6/25/2005   6/25/2005    6/25/2005     6/25/2005   6/25/2005     6/25/2005   6/25/2005
        Expected Final Maturity    11/25/2009   2/25/2009    5/25/2008     7/25/2007   1/25/2007     9/25/2006   7/25/2006
        Window                       1 - 54       1 - 45       1 - 36       1 - 26       1 - 20       1 - 16       1 - 14
---------------------------------------------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                     6.64         5.53         4.39         3.00         2.14         1.72         1.42
        First Payment Date         11/25/2009   2/25/2009    5/25/2008     7/25/2007   1/25/2007     9/25/2006   7/25/2006
        Expected Final Maturity    11/25/2014   4/25/2013    9/25/2011     1/25/2010   1/25/2008     7/25/2007   2/25/2007
        Window                      54 - 114     45 - 95      36 - 76       26 - 56     20 - 32       16 - 26     14 - 21
---------------------------------------------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                     14.62       12.54        10.17         7.55         5.38         2.88         2.11
        First Payment Date         11/25/2014   4/25/2013    9/25/2011     1/25/2010   1/25/2008     7/25/2007   2/25/2007
        Expected Final Maturity    12/25/2031   7/25/2029    9/25/2025     9/25/2020   10/25/2017    3/25/2015   12/25/2007
        Window                      114 - 319    95 - 290     76 - 244     56 - 184     32 - 149     26 - 118     21 - 31
---------------------------------------------------------------------------------------------------------------------------
 M-1    WAL (yrs)                     10.36        8.80         7.09         5.53         5.13         6.45         5.55
        First Payment Date          1/25/2010   3/25/2009    6/25/2008    12/25/2008   7/25/2009     9/25/2010   12/25/2007
        Expected Final Maturity     3/25/2029   6/25/2026    10/25/2022    1/25/2019   1/25/2016    12/25/2013   11/25/2013
        Window                      56 - 286     46 - 253     37 - 209     43 - 164     50 - 128     64 - 103     31 - 102
---------------------------------------------------------------------------------------------------------------------------
 M-2    WAL (yrs)                     10.34        8.78         7.07         5.45         4.84         5.09         4.64
        First Payment Date          1/25/2010   3/25/2009    6/25/2008    10/25/2008   3/25/2009    10/25/2009   6/25/2009
        Expected Final Maturity     7/25/2028   9/25/2025    2/25/2022     6/25/2018   8/25/2015     8/25/2013   2/25/2012
        Window                      56 - 278     46 - 244     37 - 201     41 - 157     46 - 123      53 - 99     49 - 81
---------------------------------------------------------------------------------------------------------------------------
 M-3    WAL (yrs)                     10.31        8.76         7.05         5.40         4.69         4.62         4.07
        First Payment Date          1/25/2010   3/25/2009    6/25/2008     9/25/2008   1/25/2009     6/25/2009   1/25/2009
        Expected Final Maturity     9/25/2027   12/25/2024   5/25/2021    11/25/2017   2/25/2015     3/25/2013   10/25/2011
        Window                      56 - 268     46 - 235     37 - 192     40 - 150     44 - 117      49 - 94     44 - 77
---------------------------------------------------------------------------------------------------------------------------
 M-4    WAL (yrs)                     10.29        8.73         7.03         5.37         4.60         4.40         3.82
        First Payment Date          1/25/2010   3/25/2009    6/25/2008     8/25/2008   11/25/2008    3/25/2009   10/25/2008
        Expected Final Maturity     2/25/2027   4/25/2024    10/25/2020    5/25/2017   10/25/2014   11/25/2012   7/25/2011
        Window                      56 - 261     46 - 227     37 - 185     39 - 144     42 - 113      46 - 90     41 - 74
---------------------------------------------------------------------------------------------------------------------------
 M-5    WAL (yrs)                     10.25        8.69         7.01         5.32         4.51         4.23         3.64
        First Payment Date          1/25/2010   3/25/2009    6/25/2008     8/25/2008   10/25/2008    1/25/2009   8/25/2008
        Expected Final Maturity     6/25/2026   8/25/2023    3/25/2020    12/25/2016   5/25/2014     8/25/2012   4/25/2011
        Window                      56 - 253     46 - 219     37 - 178     39 - 139     41 - 108      44 - 87     39 - 71
---------------------------------------------------------------------------------------------------------------------------
 M-6    WAL (yrs)                     10.20        8.65         6.99         5.28         4.44         4.09         3.50
        First Payment Date          1/25/2010   3/25/2009    6/25/2008     7/25/2008   9/25/2008    11/25/2008   6/25/2008
        Expected Final Maturity     8/25/2025   11/25/2022   2/25/2020     5/25/2016   12/25/2013    4/25/2012   1/25/2011
        Window                      56 - 243     46 - 210     37 - 177     38 - 132     40 - 103      42 - 83     37 - 68
---------------------------------------------------------------------------------------------------------------------------
 B-1    WAL (yrs)                     10.13        8.58         6.93         5.22         4.37         3.97         3.39
        First Payment Date          1/25/2010   3/25/2009    6/25/2008     7/25/2008   8/25/2008    10/25/2008   5/25/2008
        Expected Final Maturity     9/25/2024   12/25/2021   6/25/2019    10/25/2015   7/25/2013    11/25/2011   9/25/2010
        Window                      56 - 232     46 - 199     37 - 169     38 - 125     39 - 98       41 - 78     36 - 64
---------------------------------------------------------------------------------------------------------------------------
 B-2    WAL (yrs)                     10.03        8.49         6.86         5.16         4.30         3.87         3.29
        First Payment Date          1/25/2010   3/25/2009    6/25/2008     7/25/2008   8/25/2008     9/25/2008   4/25/2008
        Expected Final Maturity     9/25/2023   1/25/2021    8/25/2018     3/25/2015   1/25/2013     7/25/2011   5/25/2010
        Window                      56 - 220     46 - 188     37 - 159     38 - 118     39 - 92       40 - 74     35 - 60
---------------------------------------------------------------------------------------------------------------------------
 B-3    WAL (yrs)                     9.87         8.42         6.74         5.06         4.20         3.76         3.18
        First Payment Date          1/25/2010   3/25/2009    6/25/2008     6/25/2008   7/25/2008     8/25/2008   3/25/2008
        Expected Final Maturity     5/25/2022   2/25/2020    8/25/2017     6/25/2014   6/25/2012     1/25/2011   1/25/2010
        Window                      56 - 204     46 - 177     37 - 147     37 - 109     38 - 85       39 - 68     34 - 56
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL
----------------------------------------------------------------------
        CPR (%)                       20           25           30
----------------------------------------------------------------------
A-1ss   WAL (yrs)                    3.25         2.53         1.98
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                      1 - 119      1 - 94       1 - 76
----------------------------------------------------------------------
A-1mz   WAL (yrs)                    3.25         2.53         1.98
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                      1 - 119      1 - 94       1 - 76
----------------------------------------------------------------------
A-2a    WAL (yrs)                    1.34         1.05         0.86
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    5/25/2008   9/25/2007    4/25/2007
        Window                      1 - 36       1 - 28       1 - 23
----------------------------------------------------------------------
A-2b    WAL (yrs)                    4.44         3.35         2.41
        First Payment Date         5/25/2008   9/25/2007    4/25/2007
        Expected Final Maturity   10/25/2011   5/25/2010    5/25/2008
        Window                      36 - 77     28 - 60      23 - 36
----------------------------------------------------------------------
A-2c    WAL (yrs)                    8.79         6.93         5.58
        First Payment Date        10/25/2011   5/25/2010    5/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     77 - 119     60 - 94      36 - 76
----------------------------------------------------------------------
 M-1    WAL (yrs)                    6.47         5.26         4.74
        First Payment Date         6/25/2008   10/25/2008   3/25/2009
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     41 - 94      46 - 76
----------------------------------------------------------------------
 M-2    WAL (yrs)                    6.47         5.22         4.60
        First Payment Date         6/25/2008   9/25/2008    12/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     40 - 94      43 - 76
----------------------------------------------------------------------
 M-3    WAL (yrs)                    6.47         5.21         4.52
        First Payment Date         6/25/2008   8/25/2008    11/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     39 - 94      42 - 76
----------------------------------------------------------------------
 M-4    WAL (yrs)                    6.47         5.19         4.48
        First Payment Date         6/25/2008   8/25/2008    10/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     39 - 94      41 - 76
----------------------------------------------------------------------
 M-5    WAL (yrs)                    6.47         5.19         4.45
        First Payment Date         6/25/2008   7/25/2008    9/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     38 - 94      40 - 76
----------------------------------------------------------------------
 M-6    WAL (yrs)                    6.47         5.17         4.42
        First Payment Date         6/25/2008   7/25/2008    8/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     38 - 94      39 - 76
----------------------------------------------------------------------
 B-1    WAL (yrs)                    6.47         5.17         4.40
        First Payment Date         6/25/2008   7/25/2008    8/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     38 - 94      39 - 76
----------------------------------------------------------------------
 B-2    WAL (yrs)                    6.47         5.17         4.38
        First Payment Date         6/25/2008   6/25/2008    7/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     37 - 94      38 - 76
----------------------------------------------------------------------
 B-3    WAL (yrs)                    6.47         5.16         4.37
        First Payment Date         6/25/2008   6/25/2008    7/25/2008
        Expected Final Maturity    4/25/2015   3/25/2013    9/25/2011
        Window                     37 - 119     37 - 94      38 - 76
----------------------------------------------------------------------


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY
----------------------------------------------------------------------
        CPR (%)                       20           25           30
----------------------------------------------------------------------
A-1ss   WAL (yrs)                    3.50         2.74         2.16
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity   12/25/2025   2/25/2022    6/25/2019
        Window                      1 - 247     1 - 201      1 - 169
----------------------------------------------------------------------
A-1mz   WAL (yrs)                    3.50         2.74         2.16
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity   12/25/2025   2/25/2022    6/25/2019
        Window                      1 - 247     1 - 201      1 - 169
----------------------------------------------------------------------
A-2a    WAL (yrs)                    1.34         1.05         0.86
        First Payment Date         6/25/2005   6/25/2005    6/25/2005
        Expected Final Maturity    5/25/2008   9/25/2007    4/25/2007
        Window                      1 - 36       1 - 28       1 - 23
----------------------------------------------------------------------
A-2b    WAL (yrs)                    4.44         3.35         2.41
        First Payment Date         5/25/2008   9/25/2007    4/25/2007
        Expected Final Maturity   10/25/2011   5/25/2010    5/25/2008
        Window                      36 - 77     28 - 60      23 - 36
----------------------------------------------------------------------
A-2c    WAL (yrs)                    10.38        8.23         6.68
        First Payment Date        10/25/2011   5/25/2010    5/25/2008
        Expected Final Maturity    5/25/2026   6/25/2022    9/25/2019
        Window                     77 - 252     60 - 205     36 - 172
----------------------------------------------------------------------
 M-1    WAL (yrs)                    7.15         5.81         5.21
        First Payment Date         6/25/2008   10/25/2008   3/25/2009
        Expected Final Maturity    3/25/2023   12/25/2019   5/25/2017
        Window                     37 - 214     41 - 175     46 - 144
----------------------------------------------------------------------
 M-2    WAL (yrs)                    7.13         5.76         5.06
        First Payment Date         6/25/2008   9/25/2008    12/25/2008
        Expected Final Maturity    7/25/2022   5/25/2019    11/25/2016
        Window                     37 - 206     40 - 168     43 - 138
----------------------------------------------------------------------
 M-3    WAL (yrs)                    7.10         5.73         4.96
        First Payment Date         6/25/2008   8/25/2008    11/25/2008
        Expected Final Maturity   10/25/2021   10/25/2018   5/25/2016
        Window                     37 - 197     39 - 161     42 - 132
----------------------------------------------------------------------
 M-4    WAL (yrs)                    7.08         5.69         4.90
        First Payment Date         6/25/2008   8/25/2008    10/25/2008
        Expected Final Maturity    3/25/2021   4/25/2018    12/25/2015
        Window                     37 - 190     39 - 155     41 - 127
----------------------------------------------------------------------
 M-5    WAL (yrs)                    7.05         5.66         4.85
        First Payment Date         6/25/2008   7/25/2008    9/25/2008
        Expected Final Maturity    8/25/2020   10/25/2017   7/25/2015
        Window                     37 - 183     38 - 149     40 - 122
----------------------------------------------------------------------
 M-6    WAL (yrs)                    7.02         5.62         4.79
        First Payment Date         6/25/2008   7/25/2008    8/25/2008
        Expected Final Maturity    2/25/2020   3/25/2017    1/25/2015
        Window                     37 - 177     38 - 142     39 - 116
----------------------------------------------------------------------
 B-1    WAL (yrs)                    6.97         5.57         4.73
        First Payment Date         6/25/2008   7/25/2008    8/25/2008
        Expected Final Maturity    7/25/2019   8/25/2016    7/25/2014
        Window                     37 - 170     38 - 135     39 - 110
----------------------------------------------------------------------
 B-2    WAL (yrs)                    6.89         5.50         4.66
        First Payment Date         6/25/2008   6/25/2008    7/25/2008
        Expected Final Maturity    9/25/2018   12/25/2015   12/25/2013
        Window                     37 - 160     37 - 127     38 - 103
----------------------------------------------------------------------
 B-3    WAL (yrs)                    6.77         5.39         4.57
        First Payment Date         6/25/2008   6/25/2008    7/25/2008
        Expected Final Maturity    9/25/2017   2/25/2015    5/25/2013
        Window                     37 - 148     37 - 117     38 - 96
----------------------------------------------------------------------


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period  A-1ss Cap (%)  A-1mz Cap (%)  A-2a Cap (%)  A-2b Cap (%)  A-2c Cap (%)
------  -------------  -------------  ------------  ------------  ------------
         Actual/360     Actual/360     Actual/360    Actual/360    Actual/360

     0             --             --            --            --            --
     1          10.45          10.45         10.41         10.41         10.41
     2          10.23          10.23         10.19         10.19         10.19
     3          10.02          10.02          9.99          9.99          9.99
     4          10.04          10.04         10.00         10.00         10.00
     5          10.27          10.27         10.23         10.23         10.23
     6          10.06          10.06         10.03         10.03         10.03
     7          10.30          10.30         10.26         10.26         10.26
     8          10.09          10.09         10.06         10.06         10.06
     9          10.11          10.11         10.07         10.07         10.07
    10          10.74          10.74         10.70         10.70         10.70
    11          10.04          10.04         10.01         10.01         10.01
    12          10.28          10.28         10.24         10.24         10.24
    13          10.07          10.07         10.04         10.04         10.04
    14          10.31          10.31         10.28         10.28         10.28
    15          10.11          10.11         10.07         10.07         10.07
    16          10.03          10.03          9.99          9.99          9.99
    17          10.27          10.27         10.24         10.24         10.24
    18          10.07          10.07         10.03         10.03         10.03
    19          10.32          10.32         10.28         10.28         10.28
    20          10.11          10.11         10.08         10.08         10.08
    21          10.32          10.32         10.44         10.44         10.44
    22          10.92          10.92         10.92         10.92         10.92
    23          10.01          10.01         10.02         10.02         10.02
    24          10.34          10.34         10.34         10.34         10.34
    25          10.08          10.08         10.09         10.09         10.09
    26          10.41          10.41         10.42         10.42         10.42
    27          10.24          10.24            --         10.32         10.32
    28          10.03          10.03            --          9.99          9.99
    29          10.41          10.41            --         10.36         10.36
    30          10.13          10.13            --         10.09         10.09
    31          10.52          10.52            --         10.47         10.47
    32          10.25          10.25            --         10.20         10.20
    33          10.45          10.45            --         10.47         10.47
    34          11.73          11.73            --         11.66         11.66
    35          11.05          11.05            --         10.99         10.99
    36          11.50          11.50            --         11.44         11.44
    37          64.51          64.51            --         64.45         64.45
    38          15.59          15.59            --         15.53         15.53
    39          15.05          15.05            --         15.05         15.05
    40          15.60          15.60            --         15.53         15.53
    41          15.97          15.97            --         15.90         15.90
    42          15.31          15.31            --         15.25         15.25
    43          15.68          15.68            --         15.61         15.61


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period  A-1ss Cap (%)  A-1mz Cap (%)  A-2a Cap (%)  A-2b Cap (%)  A-2c Cap (%)
------  -------------  -------------  ------------  ------------  ------------
         Actual/360     Actual/360     Actual/360    Actual/360    Actual/360

    44          15.04          15.04            --         14.98         14.98
    45          15.01          15.01            --         15.00         15.00
    46          17.19          17.19            --         17.09         17.09
    47          15.52          15.52            --         15.43         15.43
    48          16.04          16.04            --         15.94         15.94
    49          15.51          15.51            --         15.42         15.42
    50          16.03          16.03            --         15.94         15.94
    51          15.56          15.56            --         15.49         15.49
    52          15.77          15.77            --         15.66         15.66
    53          16.29          16.29            --         16.18         16.18
    54          15.76          15.76            --         15.65         15.65
    55          16.28          16.28            --         16.17         16.17
    56          15.75          15.75            --         15.65         15.65
    57          15.85          15.85            --            --         15.81
    58          17.61          17.61            --            --         17.60
    59          15.90          15.90            --            --         15.89
    60          16.43          16.43            --            --         16.42
    61          15.89          15.89            --            --         15.88
    62          16.42          16.42            --            --         16.41
    63          15.90          15.90            --            --         15.91
    64          15.90          15.90            --            --         15.93
    65          16.43          16.43            --            --         16.46
    66          15.89          15.89            --            --         15.92
    67          16.42          16.42            --            --         16.45
    68          15.89          15.89            --            --         15.91
    69          15.89          15.89            --            --         15.94
    70          17.59          17.59            --            --         17.66
    71          15.89          15.89            --            --         15.95
    72          16.41          16.41            --            --         16.48
    73          15.88          15.88            --            --         15.94
    74          16.40          16.40            --            --         16.47
    75          15.87          15.87            --            --         15.94
    76          15.87          15.87            --            --         15.95
    77          16.40          16.40            --            --         16.48
    78          15.86          15.86            --            --         15.95
    79          16.39          16.39            --            --         16.47
    80          15.86          15.86            --            --         15.94
    81          15.85          15.85            --            --         15.94
    82          16.94          16.94            --            --         17.04
    83          15.85          15.85            --            --         15.94
    84          16.37          16.37            --            --         16.47
    85          15.84          15.84            --            --         15.93
    86          16.36          16.36            --            --         16.46
    87          15.83          15.83            --            --         15.93
    88          15.83          15.83            --            --         15.92


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period  A-1ss Cap (%)  A-1mz Cap (%)  A-2a Cap (%)  A-2b Cap (%)  A-2c Cap (%)
------  -------------  -------------  ------------  ------------  ------------
         Actual/360     Actual/360     Actual/360    Actual/360    Actual/360

    89          16.35          16.35            --            --         16.45
    90          15.82          15.82            --            --         15.92
    91          16.34          16.34            --            --         16.44
    92          15.81          15.81            --            --         15.91
    93          15.80          15.80            --            --         15.91
    94          17.49          17.49            --            --         17.61
    95          15.80          15.80            --            --         15.90
    96          16.32          16.32            --            --         16.42
    97          15.79          15.79            --            --         15.89
    98          16.31          16.31            --            --         16.42
    99          13.16          13.16            --            --         13.27
   100          12.26          12.26            --            --         12.37
   101          12.70          12.70            --            --         12.81
   102          12.32          12.32            --            --         12.43
   103          12.77          12.77            --            --         12.88
   104          12.39          12.39            --            --         12.50
   105          12.42          12.42            --            --         12.53
   106          13.79          13.79            --            --         13.91
   107          12.49          12.49            --            --         12.60
   108          12.95          12.95            --            --         13.06
   109          12.57          12.57            --            --         12.68
   110          13.03          13.03            --            --         13.15
   111          12.65          12.65            --            --         12.76
   112          12.69          12.69            --            --         12.81
   113          13.16          13.16            --            --         13.28
   114          12.78          12.78            --            --         12.90
   115          13.26          13.26            --            --         13.38
   116          12.88          12.88            --            --         12.99
   117          12.93          12.93            --            --         13.04
   118          14.37          14.37            --            --         14.50
   119          13.03          13.03            --            --         13.15
   120          13.52          13.52            --            --         13.64
   121          13.14          13.14            --            --         13.26
   122          13.63          13.63            --            --         13.76
   123          13.25          13.25            --            --         13.37
   124          13.31          13.31            --            --         13.43
   125          13.82          13.82            --            --         13.95
   126          13.44          13.44            --            --         13.56
   127          13.95          13.95            --            --         14.08
   128          13.57          13.57            --            --         13.69
   129          13.64          13.64            --            --         13.76
   130          14.66          14.66            --            --         14.79
   131          13.79          13.79            --            --         13.91
   132          14.32          14.32            --            --         14.45
   133          13.94          13.94            --            --         14.07


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period  A-1ss Cap (%)  A-1mz Cap (%)  A-2a Cap (%)  A-2b Cap (%)  A-2c Cap (%)
------  -------------  -------------  ------------  ------------  ------------
         Actual/360     Actual/360     Actual/360    Actual/360    Actual/360

   134          14.49          14.49            --            --         14.62
   135          14.10          14.10            --            --         14.23
   136          14.19          14.19            --            --         14.31
   137          14.75          14.75            --            --         14.88
   138          14.36          14.36            --            --         14.49
   139          14.94          14.94            --            --         15.07
   140          14.55          14.55            --            --         14.68
   141          14.65          14.65            --            --         14.78
   142          16.33          16.33            --            --         16.48
   143          14.85          14.85            --            --         14.99
   144          15.46          15.46            --            --         15.60
   145          15.07          15.07            --            --         15.20
   146          15.69          15.69            --            --         15.83
   147          15.30          15.30            --            --         15.43
   148          15.42          15.42            --            --         15.55
   149          16.06          16.06            --            --         16.20
   150          15.67          15.67            --            --         15.80
   151          16.32          16.32            --            --         16.47
   152          15.93          15.93            --            --         16.07
   153          16.07          16.07            --            --         16.21
   154          17.95          17.95            --            --         18.10
   155          16.36          16.36            --            --         16.50
   156          17.06          17.06            --            --         17.20
   157          16.66          16.66            --            --         16.80
   158          17.38          17.38            --            --         17.53
   159          16.98          16.98            --            --         17.12
   160          17.15          17.15            --            --         17.29
   161          17.90          17.90            --            --         18.05
   162          17.50          17.50            --            --         17.64
   163          18.27          18.27            --            --         18.42
   164          17.87          17.87            --            --         18.02
   165          18.07          18.07            --            --         18.21
   166          20.29          20.29            --            --         20.45
   167          18.69          18.69            --            --         18.84
   168          19.72          19.72            --            --         19.87
   169          19.51          19.51            --            --         19.65
   170          20.63          20.63            --            --         20.78
   171          20.45          20.45            --            --         20.60
   172          20.98          20.98            --            --         21.13
   173          22.27          22.27            --            --         22.43
   174          22.18          22.18            --            --         22.33
   175          23.63          23.63            --            --         23.78
   176          23.62          23.62            --            --         23.77
   177          25.10          25.10            --            --         25.25
   178          40.69          40.69            --            --         40.85


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period  A-1ss Cap (%)  A-1mz Cap (%)  A-2a Cap (%)  A-2b Cap (%)  A-2c Cap (%)
------  -------------  -------------  ------------  ------------  ------------
         Actual/360     Actual/360     Actual/360    Actual/360    Actual/360

   179          40.96          40.96            --            --         41.11
   180          45.90          45.90            --            --         46.06
   181          48.64          48.64            --            --         48.80
   182          55.73          55.73            --            --         55.89
   183          60.73          60.73            --            --         60.89
   184          69.80          69.80            --            --         69.96
   185          85.24          85.24            --            --         85.40
   186         101.49         101.49            --            --        101.65
   187         137.47         137.47            --            --            --
   188         195.73         195.73            --            --            --
   189         380.55         380.55            --            --            --
   190              *              *            --            --            --
   191             --             --            --            --            --


* In Period 190 the Class A-1ss has a beginning balance of approximately $3,887 and is paid approximately $186,007 in interest and the Class A-1mz has a beginning balance of approximately $972 and is paid approximately $46,502 in interest.




1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

     0            --            --            --            --            --            --            --            --            --
     1          9.70          9.70          9.70          9.70          9.70          9.70          9.70          9.70          9.70
     2          9.49          9.49          9.49          9.49          9.49          9.49          9.49          9.49          9.49
     3          9.28          9.28          9.28          9.28          9.28          9.28          9.28          9.28          9.28
     4          9.29          9.29          9.29          9.29          9.29          9.29          9.29          9.29          9.29
     5          9.50          9.50          9.50          9.50          9.50          9.50          9.50          9.50          9.50
     6          9.29          9.29          9.29          9.29          9.29          9.29          9.29          9.29          9.29
     7          9.51          9.51          9.51          9.51          9.51          9.51          9.51          9.51          9.51
     8          9.30          9.30          9.30          9.30          9.30          9.30          9.30          9.30          9.30
     9          9.30          9.30          9.30          9.30          9.30          9.30          9.30          9.30          9.30
    10          9.98          9.98          9.98          9.98          9.98          9.98          9.98          9.98          9.98
    11          9.31          9.31          9.31          9.31          9.31          9.31          9.31          9.31          9.31
    12          9.52          9.52          9.52          9.52          9.52          9.52          9.52          9.52          9.52
    13          9.31          9.31          9.31          9.31          9.31          9.31          9.31          9.31          9.31
    14          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53
    15          9.32          9.32          9.32          9.32          9.32          9.32          9.32          9.32          9.32
    16          9.32          9.32          9.32          9.32          9.32          9.32          9.32          9.32          9.32
    17          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53
    18          9.32          9.32          9.32          9.32          9.32          9.32          9.32          9.32          9.32
    19          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53
    20          9.33          9.33          9.33          9.33          9.33          9.33          9.33          9.33          9.33
    21          9.59          9.59          9.59          9.59          9.59          9.59          9.59          9.59          9.59
    22         10.38         10.38         10.38         10.38         10.38         10.38         10.38         10.38         10.38
    23          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53
    24          9.79          9.79          9.79          9.79          9.79          9.79          9.79          9.79          9.79
    25          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53          9.53
    26          9.79          9.79          9.79          9.79          9.79          9.79          9.79          9.79          9.79
    27          9.65          9.65          9.65          9.65          9.65          9.65          9.65          9.65          9.65
    28          9.78          9.78          9.78          9.78          9.78          9.78          9.78          9.78          9.78
    29         10.07         10.07         10.07         10.07         10.07         10.07         10.07         10.07         10.07
    30          9.78          9.78          9.78          9.78          9.78          9.78          9.78          9.78          9.78
    31         10.07         10.07         10.07         10.07         10.07         10.07         10.07         10.07         10.07
    32          9.78          9.78          9.78          9.78          9.78          9.78          9.78          9.78          9.78
    33          9.93          9.93          9.93          9.93          9.93          9.93          9.93          9.93          9.93
    34         11.13         11.13         11.13         11.13         11.13         11.13         11.13         11.13         11.13
    35         10.48         10.48         10.48         10.48         10.48         10.48         10.48         10.48         10.48
    36         10.79         10.79         10.79         10.79         10.79         10.79         10.79         10.79         10.79
    37         10.48         10.48         10.48         10.48         10.48         10.48         10.48         10.48         10.48
    38         10.79         10.79         10.79         10.79         10.79         10.79         10.79         10.79         10.79
    39         10.61         10.61         10.61         10.61         10.61         10.61         10.61         10.61         10.61
    40         10.14         10.14         10.14         10.14         10.14         10.14         10.14         10.14         10.14
    41         10.47         10.47         10.47         10.47         10.47         10.47         10.47         10.47         10.47
    42         10.13         10.13         10.13         10.13         10.13         10.13         10.13         10.13         10.13
    43         10.47         10.47         10.47         10.47         10.47         10.47         10.47         10.47         10.47
    44         10.13         10.13         10.13         10.13         10.13         10.13         10.13         10.13         10.13
    45         10.25         10.25         10.25         10.25         10.25         10.25         10.25         10.25         10.25
    46         11.87         11.87         11.87         11.87         11.87         11.87         11.87         11.87         11.87
    47         10.72         10.72         10.72         10.72         10.72         10.72         10.72         10.72         10.72


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

    48         11.07         11.07         11.07         11.07         11.07         11.07         11.07         11.07         11.07
    49         10.71         10.71         10.71         10.71         10.71         10.71         10.71         10.71         10.71
    50         11.07         11.07         11.07         11.07         11.07         11.07         11.07         11.07         11.07
    51         10.77         10.77         10.77         10.77         10.77         10.77         10.77         10.77         10.77
    52         10.93         10.93         10.93         10.93         10.93         10.93         10.93         10.93         10.93
    53         11.29         11.29         11.29         11.29         11.29         11.29         11.29         11.29         11.29
    54         10.93         10.93         10.93         10.93         10.93         10.93         10.93         10.93         10.93
    55         11.29         11.29         11.29         11.29         11.29         11.29         11.29         11.29         11.29
    56         10.92         10.92         10.92         10.92         10.92         10.92         10.92         10.92         10.92
    57         11.04         11.04         11.04         11.04         11.04         11.04         11.04         11.04         11.04
    58         12.28         12.28         12.28         12.28         12.28         12.28         12.28         12.28         12.28
    59         11.09         11.09         11.09         11.09         11.09         11.09         11.09         11.09         11.09
    60         11.46         11.46         11.46         11.46         11.46         11.46         11.46         11.46         11.46
    61         11.08         11.08         11.08         11.08         11.08         11.08         11.08         11.08         11.08
    62         11.45         11.45         11.45         11.45         11.45         11.45         11.45         11.45         11.45
    63         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10
    64         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11
    65         11.48         11.48         11.48         11.48         11.48         11.48         11.48         11.48         11.48
    66         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11
    67         11.47         11.47         11.47         11.47         11.47         11.47         11.47         11.47         11.47
    68         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10
    69         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11
    70         12.31         12.31         12.31         12.31         12.31         12.31         12.31         12.31         12.31
    71         11.12         11.12         11.12         11.12         11.12         11.12         11.12         11.12         11.12
    72         11.49         11.49         11.49         11.49         11.49         11.49         11.49         11.49         11.49
    73         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11
    74         11.48         11.48         11.48         11.48         11.48         11.48         11.48         11.48         11.48
    75         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11
    76         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11
    77         11.48         11.48         11.48         11.48         11.48         11.48         11.48         11.48         11.48
    78         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11         11.11
    79         11.47         11.47         11.47         11.47         11.47         11.47         11.47         11.47         11.47
    80         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10
    81         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10
    82         11.86         11.86         11.86         11.86         11.86         11.86         11.86         11.86         11.86
    83         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10         11.10
    84         11.46         11.46         11.46         11.46         11.46         11.46         11.46         11.46         11.46
    85         11.09         11.09         11.09         11.09         11.09         11.09         11.09         11.09         11.09
    86         11.45         11.45         11.45         11.45         11.45         11.45         11.45         11.45         11.45
    87         11.08         11.08         11.08         11.08         11.08         11.08         11.08         11.08         11.08
    88         11.08         11.08         11.08         11.08         11.08         11.08         11.08         11.08         11.08
    89         11.44         11.44         11.44         11.44         11.44         11.44         11.44         11.44         11.44
    90         11.07         11.07         11.07         11.07         11.07         11.07         11.07         11.07         11.07
    91         11.43         11.43         11.43         11.43         11.43         11.43         11.43         11.43         11.43
    92         11.06         11.06         11.06         11.06         11.06         11.06         11.06         11.06         11.06
    93         11.06         11.06         11.06         11.06         11.06         11.06         11.06         11.06         11.06
    94         12.24         12.24         12.24         12.24         12.24         12.24         12.24         12.24         12.24
    95         11.05         11.05         11.05         11.05         11.05         11.05         11.05         11.05         11.05


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

    96         11.41         11.41         11.41         11.41         11.41         11.41         11.41         11.41         11.41
    97         11.04         11.04         11.04         11.04         11.04         11.04         11.04         11.04         11.04
    98         11.40         11.40         11.40         11.40         11.40         11.40         11.40         11.40         11.40
    99         11.03         11.03         11.03         11.03         11.03         11.03         11.03         11.03         11.03
   100         11.03         11.03         11.03         11.03         11.03         11.03         11.03         11.03         11.03
   101         11.39         11.39         11.39         11.39         11.39         11.39         11.39         11.39         11.39
   102         11.02         11.02         11.02         11.02         11.02         11.02         11.02         11.02         11.02
   103         11.38         11.38         11.38         11.38         11.38         11.38         11.38         11.38         11.38
   104         11.01         11.01         11.01         11.01         11.01         11.01         11.01         11.01         11.01
   105         11.01         11.01         11.01         11.01         11.01         11.01         11.01         11.01         11.01
   106         12.18         12.18         12.18         12.18         12.18         12.18         12.18         12.18         12.18
   107         11.00         11.00         11.00         11.00         11.00         11.00         11.00         11.00         11.00
   108         11.36         11.36         11.36         11.36         11.36         11.36         11.36         11.36         11.36
   109         10.99         10.99         10.99         10.99         10.99         10.99         10.99         10.99         10.99
   110         11.36         11.36         11.36         11.36         11.36         11.36         11.36         11.36         11.36
   111         10.99         10.99         10.99         10.99         10.99         10.99         10.99         10.99            --
   112         10.98         10.98         10.98         10.98         10.98         10.98         10.98         10.98            --
   113         11.34         11.34         11.34         11.34         11.34         11.34         11.34         11.34            --
   114         10.97         10.97         10.97         10.97         10.97         10.97         10.97         10.97            --
   115         11.34         11.34         11.34         11.34         11.34         11.34         11.34         11.34            --
   116         10.97         10.97         10.97         10.97         10.97         10.97         10.97         10.97            --
   117         10.96         10.96         10.96         10.96         10.96         10.96         10.96         10.96            --
   118         12.13         12.13         12.13         12.13         12.13         12.13         12.13         12.13            --
   119         10.95         10.95         10.95         10.95         10.95         10.95         10.95         10.95            --
   120         11.32         11.32         11.32         11.32         11.32         11.32         11.32            --            --
   121         10.95         10.95         10.95         10.95         10.95         10.95         10.95            --            --
   122         11.31         11.31         11.31         11.31         11.31         11.31         11.31            --            --
   123         10.94         10.94         10.94         10.94         10.94         10.94         10.94            --            --
   124         10.94         10.94         10.94         10.94         10.94         10.94         10.94            --            --
   125         11.30         11.30         11.30         11.30         11.30         11.30         11.30            --            --
   126         10.93         10.93         10.93         10.93         10.93         10.93         10.93            --            --
   127         11.29         11.29         11.29         11.29         11.29         11.29            --            --            --
   128         10.92         10.92         10.92         10.92         10.92         10.92            --            --            --
   129         10.92         10.92         10.92         10.92         10.92         10.92            --            --            --
   130         11.66         11.66         11.66         11.66         11.66         11.66            --            --            --
   131         10.91         10.91         10.91         10.91         10.91         10.91            --            --            --
   132         11.27         11.27         11.27         11.27         11.27         11.27            --            --            --
   133         10.90         10.90         10.90         10.90         10.90         10.90            --            --            --
   134         11.26         11.26         11.26         11.26         11.26            --            --            --            --
   135         10.89         10.89         10.89         10.89         10.89            --            --            --            --
   136         10.89         10.89         10.89         10.89         10.89            --            --            --            --
   137         11.25         11.25         11.25         11.25         11.25            --            --            --            --
   138         10.88         10.88         10.88         10.88         10.88            --            --            --            --
   139         11.24         11.24         11.24         11.24         11.24            --            --            --            --
   140         10.87         10.87         10.87         10.87         10.87            --            --            --            --
   141         10.87         10.87         10.87         10.87            --            --            --            --            --
   142         12.03         12.03         12.03         12.03            --            --            --            --            --
   143         10.86         10.86         10.86         10.86            --            --            --            --            --


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

   144         11.22         11.22         11.22         11.22            --            --            --            --            --
   145         10.85         10.85         10.85         10.85            --            --            --            --            --
   146         11.21         11.21         11.21            --            --            --            --            --            --
   147         10.85         10.85         10.85            --            --            --            --            --            --
   148         10.84         10.84         10.84            --            --            --            --            --            --
   149         11.20         11.20         11.20            --            --            --            --            --            --
   150         10.83         10.83         10.83            --            --            --            --            --            --
   151         11.19         11.19         11.19            --            --            --            --            --            --
   152         10.83         10.83            --            --            --            --            --            --            --
   153         10.82         10.82            --            --            --            --            --            --            --
   154         11.98         11.98            --            --            --            --            --            --            --
   155         10.82         10.82            --            --            --            --            --            --            --
   156         11.17         11.17            --            --            --            --            --            --            --
   157         10.81         10.81            --            --            --            --            --            --            --
   158         11.16         11.16            --            --            --            --            --            --            --
   159         10.80            --            --            --            --            --            --            --            --
   160         10.80            --            --            --            --            --            --            --            --
   161         11.15            --            --            --            --            --            --            --            --
   162         10.79            --            --            --            --            --            --            --            --
   163         11.15            --            --            --            --            --            --            --            --
   164         10.78            --            --            --            --            --            --            --            --
   165         10.78            --            --            --            --            --            --            --            --
   166            --            --            --            --            --            --            --            --            --


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Senior Interest Rate Cap Schedules

                  Group I Class A Cap                         Group II Class A Cap
         -------------------------------------        -------------------------------------
Period    Balance ($)     Strike %   Ceiling %         Balance ($)     Strike %   Ceiling %
     1   358,979,000.00       6.40        9.80        639,641,000.00       6.35        9.80
     2   348,295,075.78       6.40        9.80        620,017,370.71       6.35        9.80
     3   337,788,049.02       6.40        9.80        600,766,716.52       6.35        9.80
     4   327,451,946.77       6.40        9.80        581,877,399.53       6.35        9.80
     5   317,281,208.95       6.40        9.80        563,338,153.52       6.35        9.80
     6   307,270,474.82       6.40        9.80        545,138,455.73       6.35        9.80
     7   297,415,066.49       6.40        9.80        527,268,639.16       6.35        9.80
     8   287,710,811.74       6.40        9.80        509,719,832.80       6.35        9.80
     9   278,154,032.14       6.40        9.80        492,483,942.60       6.35        9.80
    10   268,741,529.55       6.50        9.80        475,553,630.08       6.45        9.80
    11   259,470,672.73       6.50        9.80        458,922,318.45       6.45        9.80
    12   250,339,113.04       6.50        9.80        442,584,115.90       6.45        9.80
    13   241,345,035.73       6.50        9.80        426,534,533.60       6.45        9.80
    14   232,498,597.77       6.50        9.80        410,801,047.37       6.45        9.80
    15   223,886,437.81       6.50        9.80        395,486,251.42       6.45        9.80
    16   215,502,444.15       6.60        9.80        380,578,988.03       6.55        9.80
    17   207,340,618.64       6.60        9.80        366,068,408.47       6.55        9.80
    18   199,395,009.92       6.60        9.80        351,943,931.13       6.55        9.80
    19   191,659,881.89       6.60        9.80        338,195,268.24       6.55        9.80
    20   184,129,650.96       6.60        9.80        324,812,406.60       6.55        9.80
    21   176,798,881.95       6.60        9.80        311,785,623.68       6.55        9.80
    22   169,662,455.11       8.55        9.80        299,127,938.08       8.50        9.80
    23   162,757,540.67       8.55        9.80        286,844,175.54       8.50        9.80
    24   156,034,423.51       8.55        9.80        274,885,671.65       8.50        9.80
    25   149,488,308.83       8.55        9.80        263,243,799.74       8.50        9.80
    26   143,114,528.59       8.55        9.80        251,910,162.43       8.50        9.80
    27   136,908,538.20       8.55        9.80        240,876,595.00       8.50        9.80
    28   130,865,992.05       9.50        9.80        230,139,623.34       9.50        9.80
    29   124,992,334.39       9.50        9.80        219,698,629.40       9.50        9.80
    30   119,273,039.15       9.50        9.80        209,533,631.35       9.50        9.80
    31   113,704,042.46       9.50        9.80        199,637,320.99       9.50        9.80
    32   108,281,387.72       9.50        9.80        190,002,584.10       9.50        9.80
    33   103,001,222.78       9.50        9.80        180,622,495.25       9.50        9.80
    34               --         --          --                    --         --          --


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

Subordinate Interest Rate Cap Schedules

                    Class M Cap                                   Class B Cap
         -------------------------------------        -------------------------------------
Period      Balance       ($)Strike % Ceiling            Balance       ($)Strike  % Ceiling %
     1   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
     2   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
     3   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
     4   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
     5   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
     6   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
     7   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
     8   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
     9   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    10   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    11   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    12   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    13   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    14   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    15   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    16   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    17   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    18   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    19   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    20   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    21   167,692,000.00       5.80        8.80         47,105,000.00       4.90        7.90
    22   167,692,000.00       7.45        9.00         47,105,000.00       6.55        8.10
    23   167,692,000.00       7.45        9.00         47,105,000.00       6.55        8.10
    24   167,692,000.00       7.45        9.00         47,105,000.00       6.55        8.10
    25   167,692,000.00       7.45        9.00         47,105,000.00       6.55        8.10
    26   167,692,000.00       7.45        9.00         47,105,000.00       6.55        8.10
    27   167,692,000.00       7.45        9.00         47,105,000.00       6.55        8.10
    28   167,692,000.00       8.15        9.25         47,105,000.00       7.25        8.35
    29   167,692,000.00       8.15        9.25         47,105,000.00       7.25        8.35
    30   167,692,000.00       8.15        9.25         47,105,000.00       7.25        8.35
    31   167,692,000.00       8.15        9.25         47,105,000.00       7.25        8.35
    32   167,692,000.00       8.15        9.25         47,105,000.00       7.25        8.35
    33   167,692,000.00       8.15        9.25         47,105,000.00       7.25        8.35
    34   167,692,000.00       8.50        9.55         47,105,000.00       7.60        8.65
    35   167,692,000.00       8.50        9.55         47,105,000.00       7.60        8.65
    36   167,692,000.00       8.50        9.55         47,105,000.00       7.60        8.65
    37   167,692,000.00       8.50        9.55         47,105,000.00       7.60        8.65
    38   167,692,000.00       8.50        9.55         44,796,347.21       7.60        8.65
    39   166,280,347.24       8.50        9.55         34,572,441.13       7.60        8.65
    40               --         --          --                    --         --          --


--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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                                    Page 29